UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2012

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

Annual Report

June 30, 2012

Allianz Domestic Stock Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE

Allianz AGIC Income & Growth Fund

Allianz AGIC Opportunity Fund

Allianz AGIC U.S. Managed Volatility Fund

Allianz NFJ All-Cap Value Fund

Allianz NFJ Dividend Value Fund

Allianz NFJ Large-Cap Value Fund

Allianz NFJ Mid-Cap Value Fund

Allianz NFJ Small-Cap Value Fund

Allianz AGIC Growth Fund

Allianz RCM Large-Cap Growth Fund

Allianz RCM Mid-Cap Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

President’s Letter 2-3

Fund Summaries 4-28

Important Information About the Funds 29-30

Benchmark Descriptions 31

Schedules of Investments 32-46

Statements of Assets and Liabilities 48-51

Statements of Operations 52-53

Statements of Changes in Net Assets 54-57

Financial Highlights 58-79

Notes to Financial Statements 80-99

Report of Independent Registered Public Accounting Firm 100

Federal Income Tax Information/Shareholder Meeting Results/Changes to Board of Trustees 101

Privacy Policy 102

Trustees of Allianz Funds 103-104

Fund Officers of Allianz Funds 105

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal value of the Funds is not guaranteed at any time. Please refer to the applicable Fund’s current prospectus for complete details.

Brian S. Shlissel

President

Dear Shareholder:

The U.S. economy expanded during the twelve-month fiscal period ended June 30, 2012; however, U.S. and global economies encountered a variety of economic and geopolitical problems including Europe’s deepening sovereign debt crisis and a less robust pace of expansion in China.

These headwinds triggered considerable investor uncertainty and extraordinary market volatility.

The Twelve-Month Fiscal Period in Review

At the beginning of the fiscal period, U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, was expanding at an annual pace of 1.3%. GDP accelerated to a 1.8% annual rate between July and September 2011 and to a 3.0% annual rate between October and December 2011. This growth, the strongest since the second quarter of 2010, declined to 1.9% annually during the first quarter of 2012. Economic data released indicates that the second quarter of 2012 would be similarly anemic.

U.S. consumers, responsible for approximately two-thirds of U.S. economic activity, remained cautious during the period as gasoline prices rose sharply before easing as the period ended. The housing market continued to struggle during the first quarter of 2012, with the Standard & Poor’s/Case-Shiller home price index dropping to a new low. The U.S. Department of Labor reported that between December 2011 and February 2012, an average 250,000 jobs were added to the economy each month. This average dropped to well below 100,000 jobs each month as the reporting period drew to a close. Progress was still demonstrated over the twelve-month period as the unemployment rate declined from 9.1% to 8.2%.

Given the close proximity of the U.S. and European economies, U.S. economic strains were reinforced by Europe’s deepening sovereign debt crisis. According to Bloomberg analyst estimates, the profits of the firms that comprise the Standard & Poor’s 500 Index dropped 1.8% during the second quarter of 2012.

U.S. Treasury bond prices rose during the period, as investors perceived the asset class as a safe haven. The reporting period began with the benchmark 10-year Treasury yield of 3.18%, which declined to 1.67% over the twelve-month fiscal period. The yield dropped to as low as 1.47% during the fiscal year.

Market and economic uncertainty contributed to the Federal Reserve’s (the “Fed”) revelation that it would continue to maintain its closely watched Fed Funds rate in the 0.0% to 0.25% range through late 2014. In testimony to Congress, Fed Chairman Ben Bernanke cited concern over the slowing U.S. and global economies and indicated that the Fed is “prepared to take action” to protect the U.S. economy and financial system.

Outlook

The fiscal crisis in the European Union (“E.U.”), which appeared to worsen during the reporting period, exacerbated U.S. economic strains. The E.U. situation has had significant ramifications on this side of the Atlantic as the U.S. currently sends approximately 20% of its exports to the E.U.

2	Allianz Funds

At home, there is considerable uncertainty regarding future levels of federal taxes and spending. A series of tax cuts are scheduled to expire on December 31, 2012, and major spending reductions are planned to begin in January 2013. The possibility of higher taxes, reduced spending, or both, would likely have an adverse impact the economy in 2013.

On behalf of Allianz Global Investors Fund Management and our

Sub-Advisers, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, www.allianzinvestors.com, for additional information.

We remain dedicated to your investment needs.

Sincerely,

Brian S. Shlissel

President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Annual Report	June 30, 2012	3

Allianz AGIC Income & Growth Fund

(Unaudited)

For the period of July 1, 2011, through June 30, 2012, as provided by Michael Yee, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2012, Class A Shares, at net asset value (“NAV”), of Allianz AGIC Income & Growth Fund (the “Fund”) returned -0.22%. For comparison purposes, the S&P 500 Index returned 5.45% and the overall U.S. bond market, as measured by the Barclays U.S. Aggregate Index, gained 7.47%. Elsewhere, convertible securities declined 3.22%, as measured by the BofA Merrill Lynch All Convertibles Index, and high yield bonds, as measured by the BofA Merrill Lynch High Yield Master II Index, rose 6.49%.

Market Environment

The first three months of the reporting period were the worst since the 2008 financial crisis. Political headlines and related macroeconomic uncertainty influenced markets. The sell-off in equity markets was driven by fears of a double-dip recession in the U.S. and sovereign debt issues in Europe. For the convertible and high yield markets in particular, every macro factor seemed to be inexorably important, and broadly discouraged any buying. Like equities and convertibles, high yield bonds were readily for sale regardless of solid second quarter earnings and clean balance sheets for the majority of issuers. Additionally, a decline in bond floor valuations had a negative impact on the convertible market, while the lack of liquidity from the major banks and brokers exacerbated the decline.

Over the next six months, markets reversed and rebounded through the beginning of 2012 on diminishing risks to the U.S. economy. The most obvious factor driving the rally was the decoupling of U.S. and European financial risk. As the economic statistics, corporate earnings and, specifically, the housing market showed improvement, fears of a recession subsided. Corporate bond spreads tightened as prices rose. Bond prices rose to more accurately reflect the lack of balance sheet risk for the average issuer in the market. Besides a positive equity market, an increase in bond floor valuations had a positive impact on the convertible market.

During the last three months of the reporting period, European sovereign debt fears and U.S. economic slowdown concerns resurfaced, once again pressuring markets. Sector level performance was mixed. In general, countercyclical sectors such as Health Care, Consumer Staples and Telecommunications outperformed economically sensitive issuers. Information Technology stocks supported the overall market as well. In contrast, weakening demand and lower prices for commodities led to declines in Materials and Energy sectors. Additionally, economic slowdown concerns pressured the Industrials sector.

The Chicago Board Options Exchange Volatility Index (VIX) started the period in the mid-teens, then spiked dramatically at the end of July and into August, corresponding to the fears of European sovereign debt issues and mixed U.S.

economic statistics. After peaking at 48.0 in August 2011 and remaining elevated through September 2011, the VIX proceeded to decline into March 2012 only to spike again on global growth fears and rising European sovereign debt yields.

Portfolio Specifics

The Fund followed a similar pattern of declines and subsequent gains as the overall markets.

In the convertible sleeve, issue selection within Technology, Health Care and Materials sectors had a positive impact on relative performance. Issues in Financials, Industrials and Transportation sectors underperformed, negatively influencing relative returns. Separately, underweight allocations in Financials and Utilities sectors hampered performance. With respect to the Fund’s overall performance, exposure to convertible bonds helped cushion the Fund from downside volatility during market declines, but was also negatively impacted by a combination of equity market declines and spread widening.

In the high yield bond sleeve, issue selection was strongest in the Energy, Telecommunications—Wireline and Diversified Financial Services industries. The Fund benefited from having less exposure to natural gas issuers. Industry allocations that detracted from relative performance included Utilities, Metals/Mining and Health Care. Despite reducing the weight in Basic Materials, one mining issuer underperformed. The Fund benefited from its exposure to high yield bonds, providing some downside buffering and stability.

In the equity sleeve, Telecommunications and Health Care stocks outperformed as investors gravitated to less volatile, more defensive sectors. In addition, Information Technology stocks were among the strongest-performing equities. Conversely, companies within the Energy, Financials and Materials sectors posted the weakest returns. Energy and Materials issues were lower on falling commodity prices and weakening demand. The Fund benefitted from the single stock options that were written on the equities. There were a few instances of rolling to higher strikes due to the upward move of specific underlying equities. However, the majority of the option positions expired below strike and the Fund was able to retain all the set premiums.

4	Allianz Funds

Allianz AGIC Income & Growth Fund (Cont.)

(Unaudited)

Average Annual Total Return for the period ended June 30, 2012

	1 Year	5 Years	Since Inception†
Allianz AGIC Income & Growth Fund Class A	–0.22%	4.31%	5.03%
Allianz AGIC Income & Growth Fund Class A (adjusted)	–5.71%	3.14%	3.92%
Allianz AGIC Income & Growth Fund Class C	–1.01%	3.52%	4.23%
Allianz AGIC Income & Growth Fund Class C (adjusted)	–1.91%	3.52%	4.23%
Allianz AGIC Income & Growth Fund Class D	–0.22%	4.32%	5.02%
Allianz AGIC Income & Growth Fund Class R	–0.50%	4.07%	4.78%
Allianz AGIC Income & Growth Fund Class P	–0.01%	4.60%	5.31%
Allianz AGIC Income & Growth Fund Institutional Class	0.04%	4.69%	5.40%
Barclays U.S. Aggregate Index	7.47%	6.79%	6.25%
S&P 500 Index	5.45%	0.22%	1.57%
Lipper Flexible Portfolio Funds Average	–1.20%	1.54%	2.36%

† The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 2/28/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 29 and 30 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.56% for Class R shares, 1.06% for Class P shares and 0.96% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

Cumulative Returns Through June 30, 2012

The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2012)

Telecommunications	5.8%
Oil & Gas	5.3%
Commercial Services	5.3%
Financial Services	5.0%
Technology	4.3%
Pharmaceuticals	3.9%
Aerospace & Defense	3.8%
Machinery	3.0%
Other	61.2%
Cash & Equivalents — Net (including Options Written)	2.4%

Moody’s Ratings*

(as a % of Bonds)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Annual Report	June 30, 2012	5

Allianz AGIC Income & Growth Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,054.50	$1,050.10	$1,054.30	$1,052.90	$1,055.50	$1,055.50
Expenses Paid During Period	$6.69	$10.50	$6.69	$7.86	$5.42	$4.91

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,018.35	$1,014.62	$1,018.35	$1,017.21	$1,019.59	$1,020.09
Expenses Paid During Period	$6.57	$10.32	$6.57	$7.72	$5.32	$4.82

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.31% for Class A, 2.06% for Class C, 1.31% for Class D, 1.54% for Class R, 1.06% for Class P and 0.96% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366.

6	Allianz Funds

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Annual Report	June 30, 2012	7

Allianz AGIC Opportunity Fund

(Unaudited)

For the period of July 1, 2011, through June 30, 2012, as provided by Michael Corelli, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2012, Class A Shares, at NAV, of Allianz AGIC Opportunity Fund (the “Fund”) returned -15.21%, underperforming its benchmark, the Russell 2000 Growth Index (the “benchmark index”), which returned -2.71% during the reporting period.

After a significant decline in the third quarter of 2011, the benchmark index ended the year with a rally in the month of October and benign results in November and December. The first quarter of 2012 began with a strong rally and the ebbing of stock correlations that had reached all-time highs in 2011. In the second quarter, investors once again became concerned with the European sovereign debt crisis, a slowdown in China and lackluster employment data in the United States. As a result, equities experienced a global selloff.

Stock selection was the main driver of the Fund’s underperformance versus the benchmark index, whereas sector allocation detracted to a lesser extent. Stock selection in the Information Technology sector was the primary detractor from relative performance. This was largely driven by a reversal in some of our strongest performers from the first quarter of 2012 due to near-term visibility concerns. Stock selection in the Consumer Discretionary, Financials and Materials sectors detracted to a lesser extent. During the reporting period, the more defensive sectors significantly outperformed the more cyclical sectors that are tied to economic growth. As a result, the Fund’s overweight exposure to the Energy sector and underweight exposure to Consumer Staples and Health Care sectors, detracted from relative performance.

As of June 30, 2012, the Fund’s largest sector overweight positions relative to the benchmark index were in the Energy, Industrials, Information Technology and Materials sectors. The Fund’s largest sector underweight positions were in the Consumer, Health Care and Financials sectors.

Average Annual Total Return for the period ended June 30, 2012

	1 Year	5 Years	10 Years	Since Inception†
Allianz AGIC Opportunity Fund Class A	–15.21%	–2.03%	6.70%	11.17%
Allianz AGIC Opportunity Fund Class A (adjusted)	–19.87%	–3.13%	6.10%	10.94%
Allianz AGIC Opportunity Fund Class B	–15.78%	–2.75%	6.14%	10.96%
Allianz AGIC Opportunity Fund Class B (adjusted)	–19.82%	–3.07%	6.14%	10.96%
Allianz AGIC Opportunity Fund Class C	–15.83%	–2.76%	5.90%	10.35%
Allianz AGIC Opportunity Fund Class C (adjusted)	–16.64%	–2.76%	5.90%	10.35%
Allianz AGIC Opportunity Fund Class D	–15.18%	–2.01%	6.71%	11.20%
Allianz AGIC Opportunity Fund Class R	–15.38%	–2.26%	6.46%	10.90%
Allianz AGIC Opportunity Fund Class P	–14.93%	–1.76%	7.00%	11.46%
Allianz AGIC Opportunity Fund Institutional Class	–14.88%	–1.66%	7.10%	11.57%
Allianz AGIC Opportunity Fund Administrative Class	–15.11%	–1.90%	6.84%	11.32%
Russell 2000 Growth Index	–2.71%	1.99%	7.39%	7.11%
Lipper Small-Cap Growth Funds Average	–5.06%	1.00%	6.63%	9.58%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 29 and 30 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class B shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.56% for Class R shares, 1.06% for Class P shares, 0.96% for Institutional Class shares and 1.21% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

8	Allianz Funds

Allianz AGIC Opportunity Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2012

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of June 30, 2012)

Oil, Gas & Consumable Fuels	12.8%
Biotechnology	6.6%
Communications Equipment	5.7%
Machinery	5.6%
Health Care Equipment & Supplies	4.7%
Metals & Mining	4.6%
Hotels, Restaurants & Leisure	4.3%
Internet Software & Services	4.2%
Other	51.4%
Cash & Equivalents — Net	0.1%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,045.00	$1,041.50	$1,041.50	$1,045.00	$1,044.00	$1,046.90	$1,046.80	$1,045.70
Expenses Paid During Period	$6.66	$10.46	$10.46	$6.66	$7.93	$5.39	$4.89	$6.15

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,018.35	$1,014.62	$1,014.62	$1,018.35	$1,017.11	$1,019.59	$1,020.09	$1,018.85
Expenses Paid During Period	$6.57	$10.32	$10.32	$6.57	$7.82	$5.32	$4.82	$6.07

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.31% for Class A, 2.06% for Class B, 2.06% for Class C, 1.31% for Class D, 1.56% for Class R, 1.06% for Class P, 0.96% for Institutional Class and 1.21% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	June 30, 2012	9

Allianz AGIC U.S. Managed Volatility Fund

(Unaudited)

For the period of July 1, 2011, through June 30, 2012, as provided by Kunal Ghosh, Portfolio Manager.

Portfolio Insights

Performance Overview

For the reporting period ended June 30, 2012, Class A Shares, at NAV, of Allianz AGIC U.S. Managed Volatility Fund (the “Fund”) returned 4.63%, outperforming the Russell 1000 Index (the “benchmark index”), which returned 4.37% during the reporting period.

Market Environment

During the reporting period, markets experienced significant levels of instability, with European sovereign debt concerns driving the persistent risk on/risk off environment. As a result, equity indices in the United States and non-U.S. markets moved in tandem. August and September in particular weighed on shares as Europe’s debt crisis intensified and an agreement to lift Washington’s borrowing limit failed to stave off a U.S. credit downgrade by Standard & Poor’s. Equities then rebounded in October as global investor sentiment improved. Following a lackluster end to the calendar year, stocks again rallied in January and February amid strong economic reports and monetary easing in Europe and Asia. Markets specifically rewarded higher beta and cyclical securities to start the year given the surge in investor optimism. This phenomenon was reversed in April and particularly in May, as macroeconomic risks in Europe and concerns of slowing growth in China stalled the market rally. The United States has been a bright spot during the period given its comparative insulation from the European distress and slowdown in emerging markets. At the end of the annual period, the Federal Reserve opened the taps on monetary easing, announcing an extension of Operation Twist, a bond swap structure designed to lower long-term interest rates. Instead of ending in June as planned, the program will stretch through year-end.

Sector performance for the benchmark index was divergent, with six of ten benchmark index sectors higher during the annual reporting period. Defensive sectors including Telecommunication Services and Consumer Staples were among the top performers, while cyclical sectors including Energy and Materials were among the worst performing sectors, each down high single-digits for the period.

Volatility and market risk are increasingly important given the rapidly adjusting macroeconomic environment, and we anticipate continued risk on/risk off periods for the foreseeable future. Like previous periods, we anticipate that macro events will likely continue having significant influence on Fund performance.

Performance driven by stock allocation

During the period, the Fund modified its mandate from one of an alpha focus relative to the benchmark index to a managed volatility focus which is less dependent on construction of the benchmark index. The managed volatility investment process takes advantage of the fact that stocks can have complementary risk characteristics and creates a portfolio with lower expected risk than the benchmark index over time.

The Fund’s performance relative to the benchmark index was due to the combination of a slight overweight allocation and bottom-up selections in the Consumer Discretionary sector as well as significant underweight allocations to Energy and Financials sectors. Meanwhile, bottom-up stock selections in Materials and Utilities sectors lagged the benchmark index for the period.

Average Annual Total Return for the period ended June 30, 2012

	1 Year	5 Years	Since Inception†
Allianz AGIC U.S. Managed Volatility Fund Class A	4.63%	0.36%	5.91%
Allianz AGIC U.S. Managed Volatility Fund Class A (adjusted)	–1.12%	–0.77%	5.31%
Allianz AGIC U.S. Managed Volatility Fund Class B	3.85%	–0.40%	5.27%
Allianz AGIC U.S. Managed Volatility Fund Class B (adjusted)	–0.86%	–0.76%	5.27%
Allianz AGIC U.S. Managed Volatility Fund Class C	3.85%	–0.37%	5.12%
Allianz AGIC U.S. Managed Volatility Fund Class C (adjusted)	2.90%	–0.37%	5.12%
Allianz AGIC U.S. Managed Volatility Fund Class D	4.61%	0.36%	5.90%
Allianz AGIC U.S. Managed Volatility Fund Class P	4.86%	0.63%	6.22%
Allianz AGIC U.S. Managed Volatility Fund Institutional Class	5.00%	0.74%	6.33%
Allianz AGIC U.S. Managed Volatility Fund Administrative Class	4.73%	0.51%	6.07%
Russell 1000 Index	4.37%	0.39%	7.35%
Russell 1000 Growth Index	5.76%	2.87%	7.54%
Lipper Large-Cap Growth Funds Average	1.82%	1.36%	5.70%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 29 and 30 for more information. The Fund’s expense ratios are 0.97% for Class A shares, 1.72% for Class B shares, 1.72% for Class C shares, 0.97% for Class D shares, 0.72% for Class P shares, 0.62% for Institutional Class shares and 0.87% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

10	Allianz Funds

Allianz AGIC U.S. Managed Volatility Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2012

The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2012)

Food Products	13.3%
Electric Utilities	10.6%
Speciality Retail	10.6%
Multi-Utilities	8.9%
Diversified Telecommunication Services	7.7%
Multiline Retail	7.1%
Real Estate Investment Trust	7.1%
Household Products	5.2%
Other	27.1%
Cash & Equivalents — Net	2.4%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,078.40	$1,075.40	$1,075.40	$1,079.40	$1,080.40	$1,080.80	$1,080.00
Expenses Paid During Period	$5.17	$9.03	$9.03	$5.22	$3.88	$3.36	$4.65

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,019.89	$1,016.16	$1,016.16	$1,019.84	$1,021.13	$1,021.63	$1,020.39
Expenses Paid During Period	$5.02	$8.77	$8.77	$5.07	$3.77	$3.27	$4.52

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.00% for Class A, 1.75% for Class B, 1.75% for Class C, 1.01% for Class D, 0.75% for Class P, 0.65% for Institutional Class and 0.90% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	June 30, 2012	11

Allianz NFJ All-Cap Value Fund

(Unaudited)

For the period of July 1, 2011, through June 30, 2012, as provided by Jeff Reed, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2012, Class A Shares, at NAV, of Allianz NFJ All-Cap Value Fund (the “Fund”) returned -1.32%, underperforming the benchmark, the Russell 3000 Value Index (the “benchmark index”), which returned 2.64% during the reporting period.

The twelve-month reporting period was marked by volatile equity returns, where weakness in the equity markets was interrupted by a sharp rally. The reporting period started on a sour note, as an eleventh hour agreement to lift the federal debt ceiling failed to stave off a U.S. credit downgrade by Standard & Poor’s. While legislators argued over fiscal policy, stock prices whipsawed. Wall Street celebrated the end of 2011 with the largest quarterly advance in more than two years. Energy and materials companies rallied as investors bought stocks positioned to benefit from growth. Optimism sprang from the confluence of better-than-expected earnings, positive reports on the U.S. economy, and hopes Europe’s leaders could contain fallout from the Greek debt crisis. Investors kicked off 2012 in a celebratory mood, amid better-than-consensus economic reports and fresh waves of monetary easing in Europe and Asia. Wall Street’s ‘fear gauge’ collapsed as the risk rally gained momentum. The CBOE Volatility Index (VIX), a measure of the cost of insuring against stock losses, retreated to a five-year low. In the most recent quarter, stocks again traded lower as the European debt crisis claimed fresh victims. Cyprus and Spain formally requested bailout assistance, while Greece swerved toward a euro exit. Investors fled risky assets, with oil prices down 18%, the largest decline since the 2008 credit crunch.

Sector rotation played a fairly large role, as four of the 10 sectors in the benchmark index generated negative returns, while the strongest sectors in the index appreciated over 13%. The Materials, Energy, and Financials sectors were the worst performing sectors. In contrast, the Utilities, Telecommunication Services, and Consumer Staples sectors posted the strongest returns during the twelve months ended June 30, 2012.

Stock selection and sector allocation hurt

The Fund’s underperformance versus the benchmark index was attributable to a combination of disappointing stock selection and sector allocation. Sector allocation detracted from the Fund’s relative results to a lesser extent.

In terms of stock selection, the Fund’s holdings in the Industrials, Health Care, and Energy sectors were the largest detractors from performance during the reporting period. This was somewhat offset by the Fund’s holdings in the Materials, Information Technology, and Telecommunication Services sectors.

The largest individual detractors from absolute performance were Industrials company R.R. Donnelley & Sons, and Energy companies Chesapeake Energy Co. and Apache Corp. On the upside, Materials company Yamana Gold Inc., Consumer Staples company Kimberly Clark Corp., and Financials firm Wells Fargo & Co. were the largest contributors to absolute performance.

From a sector allocation perspective, overweight positions in the Materials and Energy sectors, along with an underweight in the Telecommunication Services sector, detracted the most from results. In contrast, underweight positions in Utilities and Financials, as well as an overweight in Health Care, benefited the Fund’s relative performance during the reporting period.

On average during the reporting period, the Fund’s largest overweight positions relative to the benchmark index were in the Materials, Energy, and Health Care sectors, whereas the largest relative underweight positions were in the Financials, Industrials, and Consumer Discretionary sectors.

Average Annual Total Return for the period ended June 30, 2012

	1 Year	5 Years	Since Inception†
Allianz NFJ All-Cap Value Fund Class A	–1.32%	–3.47%	7.18%
Allianz NFJ All-Cap Value Fund Class A (adjusted)	–6.75%	–4.56%	6.57%
Allianz NFJ All-Cap Value Fund Class B	–2.13%	–4.19%	6.53%
Allianz NFJ All-Cap Value Fund Class B (adjusted)	–7.00%	–4.45%	6.53%
Allianz NFJ All-Cap Value Fund Class C	–2.08%	–4.21%	6.36%
Allianz NFJ All-Cap Value Fund Class C (adjusted)	–3.05%	–4.21%	6.36%
Allianz NFJ All-Cap Value Fund Class D	–1.35%	–3.46%	7.18%
Allianz NFJ All-Cap Value Fund Class P	–1.03%	–3.19%	7.50%
Allianz NFJ All-Cap Value Fund Institutional Class	–1.01%	–3.10%	7.60%
Allianz NFJ All-Cap Value Fund Administrative Class	–1.15%	–3.33%	7.34%
Russell 3000 Value Index	2.64%	–2.10%	7.12%
Lipper Multi-Cap Value Funds Average	–2.47%	–2.26%	6.89%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 29 and 30 for more information. The Fund’s expense ratios are 1.32% for Class A shares, 2.07% for Class B shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.07% for Class P shares, 0.97% for Institutional Class shares and 1.22% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

12	Allianz Funds

Allianz NFJ All-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2012

The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2012)

Oil, Gas & Consumable Fuels	11.5%
Commercial Banks	7.8%
Pharmaceuticals	7.1%
Insurance	7.1%
Metals & Mining	4.7%
Software	4.1%
Health Care Equipment & Supplies	3.9%
Semiconductors & Semiconductor Equipment	3.8%
Other	47.3%
Cash & Equivalents — Net	2.7%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,044.40	$1,040.50	$1,040.20	$1,044.70	$1,045.40	$1,046.20	$1,044.80
Expenses Paid During Period	$6.66	$10.45	$10.45	$6.66	$5.39	$4.93	$6.15

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,018.35	$1,014.62	$1,014.62	$1,018.35	$1,019.59	$1,020.04	$1,018.85
Expenses Paid During Period	$6.57	$10.32	$10.32	$6.57	$5.32	$4.87	$6.07

For each class of the Fund, expenses are equal to the expense ratio for the class (1.31% for Class A, 2.06% for Class B, 2.06% for Class C, 1.31% for Class D, 1.06% for Class P, 0.97% for Institutional Class and 1.21% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	June 30, 2012	13

Allianz NFJ Dividend Value Fund

(Unaudited)

For the period of July 1, 2011, through June 30, 2012, as provided by Tom Oliver, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2012, Class A Shares, at NAV, of Allianz NFJ Dividend Value Fund (the “Fund”) returned 1.67%, underperforming the benchmark, the Russell 1000 Value Index (the “benchmark index”), which returned 3.01% during the reporting period.

The twelve-month reporting period was marked by volatile equity returns, where weakness in the equity markets was interrupted by a sharp rally. The reporting period started on a sour note, as an eleventh hour agreement to lift the federal debt ceiling failed to stave off a U.S. credit downgrade by Standard & Poor’s. While legislators argued over fiscal policy, stock prices whipsawed. Wall Street celebrated the end of 2011 with the largest quarterly advance in more than two years. Energy and materials companies rallied as investors bought stocks positioned to benefit from growth. Optimism sprang from the confluence of better-than-expected earnings, positive reports on the U.S. economy, and hopes Europe’s leaders could contain fallout from the Greek debt crisis. Investors kicked off 2012 in a celebratory mood, amid better-than-consensus economic reports and fresh waves of monetary easing in Europe and Asia. Wall Street’s ‘fear gauge’ collapsed as the risk rally gained momentum. The CBOE Volatility Index (VIX), a measure of the cost of insuring against stock losses, retreated to a five-year low.

In the most recent quarter, stocks again traded lower as the European debt crisis claimed fresh victims. Cyprus and Spain formally requested bailout assistance, while Greece swerved toward a euro exit. Investors fled risky assets, with oil prices down 18%, the largest decline since the 2008 credit crunch.

Sector rotation played a fairly large role, as three of the ten sectors in the benchmark index generated negative returns, while the strongest sector in the index appreciated over 14%. The Materials, Energy, and Financials sectors were the worst performing sectors. In contrast, the Telecommunication Services, Utilities, and Consumer Staples sectors posted the strongest returns during the twelve months ended June 30, 2012.

Positive stock selection offset by sector allocation

The Fund’s underperformance versus the benchmark index was due to sector allocation. Stock selection, overall, contributed positively to the Fund’s relative results, but was not enough to offset the negative impact from sector allocation.

In terms of stock selection, the Fund’s holdings in the Consumer Staples, Information Technology, and Financials sectors were the largest contributors to performance during the reporting period. This was somewhat offset by the Fund’s holdings in the Industrials, Energy, and Consumer Discretionary sectors.

The largest individual contributors to absolute performance were Information Technology company Intel Corp., materials firm Eastman Chemical Co., and consumer staples company WalMart Stores Inc. On the other hand, energy firms Chesapeake Energy Co. and Total SA, and Industrials Company R.R. Donnelley & Sons were the largest detractors from absolute performance.

From a sector allocation perspective, overweight positions in the Energy and Materials sectors, along with underweights in the Utilities and Telecommunication Services sectors, detracted the most from results. In contrast, an underweight in Financials, combined with an overweight in Consumer Staples, benefited the Fund’s relative performance during the reporting period.

On average during the reporting period, the Fund’s largest overweight positions relative to the benchmark index were in the Energy, Materials, and Information Technology sectors, whereas the largest relative underweight positions were in the Financials, Consumer Discretionary, and Utilities sectors.

Average Annual Total Return for the period ended June 30, 2012

	1 Year	5 Years	10 Years	Since Inception†
Allianz NFJ Dividend Value Fund Class A	1.67%	–3.15%	5.58%	6.56%
Allianz NFJ Dividend Value Fund Class A (adjusted)	–3.92%	–4.24%	4.98%	6.06%
Allianz NFJ Dividend Value Fund Class B	0.92%	–3.87%	5.01%	6.10%
Allianz NFJ Dividend Value Fund Class B (adjusted)	–4.03%	–4.18%	5.01%	6.10%
Allianz NFJ Dividend Value Fund Class C	1.03%	–3.85%	4.80%	5.77%
Allianz NFJ Dividend Value Fund Class C (adjusted)	0.04%	–3.85%	4.80%	5.77%
Allianz NFJ Dividend Value Fund Class D	1.64%	–3.15%	5.57%	6.55%
Allianz NFJ Dividend Value Fund Class R	1.51%	–3.38%	5.31%	6.30%
Allianz NFJ Dividend Value Fund Class P	2.00%	–2.88%	5.90%	6.91%
Allianz NFJ Dividend Value Fund Institutional Class	2.11%	–2.78%	6.00%	7.01%
Allianz NFJ Dividend Value Fund Administrative Class	1.82%	–3.02%	5.74%	6.74%
Russell 1000 Value Index	3.01%	–2.19%	5.28%	4.11%
Lipper Equity Income Funds Average	3.04%	0.24%	5.79%	4.47%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 29 and 30 for more information. The Fund’s expense ratios are 1.06% for Class A shares, 1.81% for Class B shares, 1.81% for Class C shares, 1.06% for Class D shares, 1.31% for Class R shares, 0.81% for Class P shares, 0.71% for Institutional Class shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

14	Allianz Funds

Allianz NFJ Dividend Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2012

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2012)

Oil, Gas & Consumable Fuels	16.6%
Pharmaceuticals	7.9%
Insurance	6.2%
Metals & Mining	4.2%
Aerospace & Defense	4.1%
Commercial Banks	4.1%
Semiconductors & Semiconductor Equipment	3.9%
Communications Equipment	3.9%
Other	46.7%
Cash & Equivalents — Net	2.4%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,057.90	$1,053.70	$1,054.60	$1,056.50	$1,056.80	$1,059.70	$1,060.30	$1,058.60
Expenses Paid During Period	$5.42	$9.24	$9.25	$5.42	$6.70	$4.15	$3.64	$4.91

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,019.59	$1,015.86	$1,015.86	$1,019.59	$1,018.35	$1,020.84	$1,021.33	$1,020.09
Expenses Paid During Period	$5.32	$9.07	$9.07	$5.32	$6.57	$4.07	$3.57	$4.82

For each class of the Fund, expenses are equal to the expense ratio for the class (1.06% for Class A, 1.81% for Class B, 1.81% for Class C, 1.06% for Class D, 1.31% for Class R, 0.81% for Class P, 0.71% for Institutional Class and 0.96% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	June 30, 2012	15

Allianz NFJ Large-Cap Value Fund

(Unaudited)

For the period of July 1, 2011, through June 30, 2012, as provided by Jeff Reed, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2012, Class A Shares, at NAV, of Allianz NFJ Large-Cap Value Fund (the “Fund”) returned 1.83%, underperforming the benchmark, the Russell Top 200 Value Index (the “benchmark index”), which returned 4.46% during the reporting period.

The twelve-month reporting period was marked by volatile equity returns, where weakness in the equity markets was interrupted by a sharp rally. The reporting period started on a sour note, as an eleventh hour agreement to lift the federal debt ceiling failed to stave off a U.S. credit downgrade by Standard & Poor’s. While legislators argued over fiscal policy, stock prices whipsawed. Wall Street celebrated the end of 2011 with the largest quarterly advance in more than two years. Energy and materials companies rallied as investors bought stocks positioned to benefit from growth. Optimism sprang from the confluence of better-than-expected earnings, positive reports on the U.S. economy, and hopes Europe’s leaders could contain fallout from the Greek debt crisis. Investors kicked off 2012 in a celebratory mood, amid better-than-consensus economic reports and fresh waves of monetary easing in Europe and Asia. Wall Street’s ‘fear gauge’ collapsed as the risk rally gained momentum. The CBOE Volatility Index (VIX), a measure of the cost of insuring against stock losses, retreated to a five-year low. In the most recent quarter, stocks again traded lower as the European debt crisis claimed fresh victims. Cyprus and Spain formally requested bailout assistance, while Greece swerved toward a euro exit. Investors fled risky assets, with oil prices down 18%, the largest decline since the 2008 credit crunch.

Sector rotation played a fairly large role, as three of the ten sectors in the benchmark index generated negative returns, while the strongest sector in the index appreciated over 17%. The Materials, Energy, and Financials sectors were the worst performing sectors. In contrast, the Telecommunication Services, Utilities, and Consumer Discretionary sectors posted the strongest returns during the twelve months ended June 30, 2012.

Stock selection and sector allocation hurt

The Fund’s underperformance versus the benchmark index was attributable to a combination of lagging stock selection and sector allocation.

In terms of stock selection, the Fund’s holdings in the Energy, Industrials, and Consumer Discretionary sectors were the largest detractors from performance during the reporting period.

This was somewhat offset by the Fund’s holdings in the Financials, Information Technology, and Telecommunication Services sectors.

The largest individual detractors from absolute performance were energy company Chesapeake Energy Co., materials firm Freeport-McMoRan Copper & Gold, and financials firm MetLife Inc. On the upside, financials firm Wells Fargo & Co., information technology company Microsoft Corp., and telecommunication services company AT&T Inc. were the largest contributors to absolute performance.

From a sector allocation perspective, overweight positions in the Materials and Energy sectors, along with an underweight in the Telecommunication Services sector, detracted the most from results. In contrast, an underweight in Financials and an overweight in Consumer Staples benefited the Fund’s relative performance during the reporting period.

On average during the reporting period, the Fund’s largest overweight positions relative to the benchmark index were in the Materials, Consumer Staples, and Energy sectors, whereas the largest relative underweights were in the Consumer Discretionary, Telecommunication Services, and Financials sectors.

Average Annual Total Return for the period ended June 30 , 2012

	1 Year	5 Years	10 Years	Since Inception†
Allianz NFJ Large-Cap Value Fund Class A	1.83%	–4.48%	4.08%	5.34%
Allianz NFJ Large-Cap Value Fund Class A (adjusted)	–3.77%	–5.55%	3.50%	4.85%
Allianz NFJ Large-Cap Value Fund Class B	1.02%	–5.20%	3.45%	4.83%
Allianz NFJ Large-Cap Value Fund Class B (adjusted)	–3.96%	–5.56%	3.45%	4.83%
Allianz NFJ Large-Cap Value Fund Class C	1.06%	–5.20%	3.30%	4.56%
Allianz NFJ Large-Cap Value Fund Class C (adjusted)	0.06%	–5.20%	3.30%	4.56%
Allianz NFJ Large-Cap Value Fund Class D	1.83%	–4.48%	4.08%	5.34%
Allianz NFJ Large-Cap Value Fund Class R	1.55%	–4.72%	3.86%	5.13%
Allianz NFJ Large-Cap Value Fund Class P	2.09%	–4.19%	4.42%	5.70%
Allianz NFJ Large-Cap Value Fund Institutional Class	2.23%	–4.11%	4.52%	5.80%
Allianz NFJ Large-Cap Value Fund Administrative Class	1.95%	–4.39%	4.25%	5.53%
Russell Top 200 Value Index	4.46%	–3.01%	4.05%	2.27%
Lipper Large-Cap Value Funds Average	–0.15%	–2.65%	4.34%	3.47%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 29 and 30 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

16	Allianz Funds

Allianz NFJ Large-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2012

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2012)

Oil, Gas & Consumable Fuels	15.5%
Pharmaceuticals	11.7%
Commercial Banks	8.2%
Insurance	6.9%
Semiconductors & Semiconductor Equipment	4.7%
Food & Staples Retailing	4.6%
Real Estate Investment Trust	4.6%
Industrial Conglomerates	3.5%
Other	54.8%
Cash & Equivalents — Net	–14.5%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,069.00	$1,065.00	$1,065.30	$1,068.80	$1,068.10	$1,070.80	$1,071.70	$1,069.80
Expenses Paid During Period	$5.71	$9.55	$9.55	$5.71	$6.99	$4.43	$3.91	$5.20

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,019.34	$1,015.61	$1,015.61	$1,019.34	$1,018.10	$1,020.59	$1,021.08	$1,019.84
Expenses Paid During Period	$5.57	$9.32	$9.32	$5.57	$6.82	$4.32	$3.82	$5.07

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C, 1.11% for Class D, 1.36% for Class R, 0.86% for Class P, 0.76% for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	June 30, 2012	17

Allianz NFJ Mid-Cap Value Fund

(Unaudited)

For the period of July 1, 2011, through June 30, 2012, as provided by Paul Magnuson, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2012, Class A Shares, at NAV, of Allianz NFJ Mid-Cap Value Fund (the “Fund”) returned –3.83%, underperforming its benchmark, the Russell Midcap Value Index (the “benchmark index”), which returned –0.37% during the reporting period.

The twelve-month reporting period was marked by volatile equity returns, where weakness in the equity markets was interrupted by a sharp rally. The reporting period started on a sour note, as an eleventh hour agreement to lift the federal debt ceiling failed to stave off a U.S. credit downgrade by Standard & Poor’s. While legislators argued over fiscal policy, stock prices whipsawed. Wall Street celebrated the end of 2011 with the largest quarterly advance in more than two years. Energy and materials companies rallied as investors bought stocks positioned to benefit from growth. Optimism sprang from the confluence of better-than-expected earnings, positive reports on the U.S. economy, and hopes Europe’s leaders could contain fallout from the Greek debt crisis. Investors kicked off 2012 in a celebratory mood, amid better-than-consensus economic reports and fresh waves of monetary easing in Europe and Asia. Wall Street’s ‘fear gauge’ collapsed as the risk rally gained momentum. The CBOE Volatility Index

(VIX), a measure of the cost of insuring against stock losses, retreated to a five-year low. In the most recent quarter, stocks again traded lower as the European debt crisis claimed fresh victims. Cyprus and Spain formally requested bailout assistance, while Greece swerved toward a euro exit. Investors fled risky assets, with oil prices down 18%, the largest decline since the 2008 credit crunch.

Sector rotation played a fairly large role, as six of the ten sectors in the benchmark index generated negative returns, while the strongest sector in the index appreciated over 13%. The Telecommunication Services, Energy, and Industrials sectors were the worst performing sectors. In contrast, the Utilities, Consumer Staples, and Consumer Discretionary sectors posted the strongest returns during the twelve months ended June 30, 2012.

Sector allocation leads underperformance

The Fund’s underperformance versus the benchmark index was largely due to sector allocation. Stock selection, overall, also detracted from the Fund’s relative results, albeit to a lesser extent.

In terms of stock selection, the Fund’s holdings in the Industrials, Consumer Staples, and Financials sectors were the largest detractors from performance during the reporting period. This was somewhat offset by the Fund’s holdings in the Information Technology, Materials, and Consumer Discretionary sectors.

The largest individual detractors from absolute performance were consumer staples company Delhaize Group, materials firm Inmet Mining Corp., and energy company Exco Resources Inc. On the upside, consumer discretionary firm Gap Inc., and materials companies Yamana Gold Inc. and CF Industries Holdings Inc. were the largest contributors to absolute performance.

From a sector allocation perspective, an underweight in Utilities, along with overweight positions in Materials and Energy, detracted the most from results. In contrast, an overweight in Consumer Staples benefited the Fund’s relative performance during the reporting period.

On average during the reporting period, the Fund’s largest overweight positions relative to the benchmark index were in the Materials, Energy, and Consumer Staples sectors, whereas the largest relative underweights were in the Financials, Utilities, and Information Technology sectors.

Average Annual Total Return for the period ended June 30, 2012

	1 Year	5 Years	10 Years	Since Inception†
Allianz NFJ Mid-Cap Value Fund Class A	–3.83%	–0.49%	5.20%	10.72%
Allianz NFJ Mid-Cap Value Fund Class A (adjusted)	–9.12%	–1.61%	4.61%	10.46%
Allianz NFJ Mid-Cap Value Fund Class B	–4.63%	–1.24%	4.65%	10.48%
Allianz NFJ Mid-Cap Value Fund Class B (adjusted)	–9.40%	–1.55%	4.65%	10.48%
Allianz NFJ Mid-Cap Value Fund Class C	–4.60%	–1.24%	4.41%	9.89%
Allianz NFJ Mid-Cap Value Fund Class C (adjusted)	–5.55%	–1.24%	4.41%	9.89%
Allianz NFJ Mid-Cap Value Fund Class D	–3.89%	–0.50%	5.19%	10.72%
Allianz NFJ Mid-Cap Value Fund Class R	–4.08%	–0.74%	4.91%	10.36%
Allianz NFJ Mid-Cap Value Fund Class P	–3.53%	–0.21%	5.50%	11.01%
Allianz NFJ Mid-Cap Value Fund Institutional Class	–3.51%	–0.12%	5.60%	11.12%
Allianz NFJ Mid-Cap Value Fund Administrative Class	–3.77%	–0.38%	5.37%	10.87%
Russell Midcap Value Index	–0.37%	–0.13%	8.17%	11.34%
Lipper Multi-Cap Core Funds Average	–1.69%	–0.99%	5.29%	9.18%

† The Fund began operations on 4/18/88. Benchmark and Lipper performance comparisons began on 4/30/88.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 29 and 30 for more information. The Fund’s expense ratios are 1.26% for Class A shares, 2.01% for Class B shares, 2.01% for Class C shares, 1.26% for Class D shares, 1.51% for Class R shares, 1.01% for Class P shares, 0.91% for Institutional Class shares and 1.16% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

18	Allianz Funds

Allianz NFJ Mid-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2012

The Fund began operations on 4/18/88. Benchmark performance comparisons began on 4/30/88.

Industry/Sectors (as of June 30, 2012)

Insurance	7.5%
Oil, Gas & Consumable Fuels	6.7%
Commercial Banks	5.4%
Health Care Providers & Services	5.4%
Metals & Mining	4.9%
Machinery	4.5%
Food Products	4.0%
Chemicals	3.7%
Other	55.3%
Cash & Equivalents — Net	2.6%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,049.20	$1,044.40	$1,045.00	$1,048.70	$1,047.70	$1,050.40	$1,050.80	$1,049.80
Expenses Paid During Period	$6.42	$10.22	$10.22	$6.42	$7.69	$5.15	$4.64	$5.91

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,018.60	$1,014.87	$1,014.87	$1,018.60	$1,017.35	$1,019.84	$1,020.34	$1,019.10
Expenses Paid During Period	$6.32	$10.07	$10.07	$6.32	$7.57	$5.07	$4.57	$5.82

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 1.26% for Class D, 1.51% for Class R, 1.01% for Class P, 0.91% for Institutional Class and 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	June 30, 2012	19

Allianz NFJ Small-Cap Value Fund

(Unaudited)

For the period of July 1, 2011, through June 30, 2012, as provided by Paul Magnuson, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2012, Class A Shares, at NAV, of Allianz NFJ Small-Cap Value Fund (the “Fund”) returned -3.48%, underperforming its benchmark, the Russell 2000 Value Index (the “benchmark index”), which returned -1.44% during the reporting period.

The twelve-month reporting period was marked by volatile equity returns, where weakness in the equity markets was interrupted by a sharp rally. The reporting period started on a sour note, as an eleventh hour agreement to lift the federal debt ceiling failed to stave off a U.S. credit downgrade by Standard & Poor’s. While legislators argued over fiscal policy, stock prices whipsawed. Wall Street celebrated the end of 2011 with the largest quarterly advance in more than two years. Energy and materials companies rallied as investors bought stocks positioned to benefit from growth. Optimism sprang from the confluence of better-than-expected earnings, positive reports on the U.S. economy, and hopes Europe’s leaders could contain fallout from the Greek debt crisis. Investors kicked off 2012 in a celebratory mood, amid better-than-consensus economic reports and fresh waves of monetary easing in Europe and Asia. Wall Street’s ‘fear gauge’ collapsed as the risk rally gained momentum. The CBOE Volatility Index

(VIX), a measure of the cost of insuring against stock losses, retreated to a five-year low. In the most recent quarter, stocks again traded lower as the European debt crisis claimed fresh victims. Cyprus and Spain formally requested bailout assistance, while Greece swerved toward a euro exit. Investors fled risky assets, with oil prices down 18%, the largest decline since the 2008 credit crunch.

Sector rotation played a fairly large role, as three of the ten sectors in the benchmark index generated positive returns, while the weakest sector in the index declined in excess of 26%. The Energy, Telecommunication Services, and Information Technology sectors were the worst performing sectors. In contrast, the Utilities, Financials, and Consumer Staples sectors posted the strongest returns during the twelve months ended June 30, 2012.

Sector allocation offsets positive stock selection

The Fund’s underperformance versus the benchmark index was due to sector allocation, whereas stock selection was positive in the aggregate.

In terms of stock selection, the Fund’s holdings in the Energy, Materials, and Consumer Staples sectors were the largest contributors to performance during the reporting period. This was somewhat offset by the Fund’s holdings in the Industrials and Telecommunication Services sectors.

The largest individual contributors to absolute performance were financial firm Delphi Financial Group Inc., materials firm Royal Gold Inc., and consumer staples company Casey’s General Stores. On the other hand, energy firm Exco Resources Inc., materials company HudBay Minerals Inc., and energy company Cimarex Energy Co. were the largest detractors from absolute performance.

From a sector allocation perspective, an overweight in Energy and Materials, along with an underweight in Financials, detracted the most from results. In contrast, an underweight in Information Technology, and an overweight in Utilities and Consumer Staples, benefited the Fund’s relative performance during the reporting period.

On average during the reporting period, the Fund’s largest overweight positions relative to the benchmark index were in the Materials, Energy, and Consumer Staples sectors, whereas the largest relative underweights were in the Financials, Information Technology, and Consumer Discretionary sectors.

Average Annual Total Return for the period ended June 30, 2012

	1 Year	5 Years	10 Years	Since Inception†
Allianz NFJ Small-Cap Value Fund Class A	–3.48%	2.38%	9.29%	11.47%
Allianz NFJ Small-Cap Value Fund Class A (adjusted)	–8.79%	1.23%	8.67%	11.17%
Allianz NFJ Small-Cap Value Fund Class B	–4.21%	1.61%	8.71%	11.20%
Allianz NFJ Small-Cap Value Fund Class B (adjusted)	–8.85%	1.30%	8.71%	11.20%
Allianz NFJ Small-Cap Value Fund Class C	–4.22%	1.62%	8.47%	10.65%
Allianz NFJ Small-Cap Value Fund Class C (adjusted)	–5.14%	1.62%	8.47%	10.65%
Allianz NFJ Small-Cap Value Fund Class D	–3.52%	2.38%	9.29%	11.48%
Allianz NFJ Small-Cap Value Fund Class R	–3.73%	2.13%	9.01%	11.14%
Allianz NFJ Small-Cap Value Fund Class P	–3.23%	2.66%	9.61%	11.81%
Allianz NFJ Small-Cap Value Fund Institutional Class	–3.11%	2.79%	9.74%	11.93%
Allianz NFJ Small-Cap Value Fund Administrative Class	–3.36%	2.54%	9.36%	11.59%
Russell 2000 Value Index	–1.44%	–1.05%	6.50%	10.86%
Lipper Small-Cap Value Funds Average	–3.18%	–0.40%	7.06%	9.93%

† The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 9/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 29 and 30 for more information. The Fund’s gross expense ratios are 1.21% for Class A shares, 1.96% for Class B shares, 1.96% for Class C shares, 1.21% for Class D shares, 1.46% for Class R shares, 0.96% for Class P shares, 0.86% for Institutional Class shares and 1.11% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 10/31/12. The Fund’s expense ratios net of this reduction are 1.18% for Class A shares, 1.93% for Class B shares, 1.93% for Class C shares, 1.18% for Class D shares, 1.43% for Class R shares, 0.93% for Class P shares, 0.78% for Institutional Class shares and 1.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

20	Allianz Funds

Allianz NFJ Small-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2012

The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2012)

Oil, Gas & Consumable Fuels	9.8%
Chemicals	8.1%
Commercial Banks	7.3%
Machinery	6.1%
Metals & Mining	6.1%
Health Care Equipment & Supplies	4.7%
Real Estate Investment Trust	3.9%
Gas Utilities	3.8%
Other	46.2%
Cash & Equivalents — Net	4.0%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,015.80	$1,012.20	$1,012.00	$1,015.80	$1,014.70	$1,017.20	$1,017.80	$1,016.60
Expenses Paid During Period	$5.91	$9.66	$9.65	$5.91	$7.16	$4.66	$3.91	$5.16

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,019.00	$1,015.27	$1,015.27	$1,019.00	$1,017.75	$1,020.24	$1,020.98	$1,019.74
Expenses Paid During Period	$5.92	$9.67	$9.67	$5.92	$7.17	$4.67	$3.92	$5.17

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.18% for Class A, 1.93% for Class B, 1.93% for Class C, 1.18% for Class D, 1.43% for Class R, 0.93% for Class P, 0.78% for Institutional Class and 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	June 30, 2012	21

Allianz AGIC Growth Fund

(Unaudited)

For the period of July 1, 2011, through June 30, 2012, as provided by Jeff Parker, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2012, Class A Shares, at NAV, of Allianz AGIC Growth Fund (the “Fund”) returned 3.24%, underperforming its benchmark, the Russell 1000 Growth Index (the “benchmark index”), which returned 5.76% during the reporting period.

After a significant decline in the third quarter of 2011, the benchmark index ended the year with a rally in the month of October and benign results in November and December. The first quarter of 2012 began with a strong rally and the ebbing of stock correlations that had reached all-time highs in 2011. In the second quarter, investors once again became concerned with the European sovereign debt crisis, a slowdown in China and lackluster employment data in the United States. As a result, equities experienced a global selloff.

Stock selection was the main driver of the Fund’s underperformance versus the benchmark index, whereas sector allocation detracted to a minimal extent. Stock selection in the Consumer Staples, Telecommunication Services, Financials and Information Technology sectors were the primary detractors from relative performance. The Energy sector was the worst performing sector during the reporting period, as the market became concerned with slowing global growth and the price of oil declined. Despite the sector’s poor return, the Fund benefited from favorable stock selection. The Fund also benefited from strong stock selection in the Consumer Discretionary sector.

As of June 30, 2012, the Fund’s largest sector overweight positions relative to the benchmark index were in the Information Technology and Financials sectors. The Fund’s largest sector underweight positions were in the Consumer Staples, Industrials and Materials sectors.

Average Annual Total Return for the period ended June 30, 2012

	1 Year	5 Years	10 Years	Since Inception†
Allianz AGIC Growth Fund Class A	3.24%	2.28%	5.73%	10.35%
Allianz AGIC Growth Fund Class A (adjusted)	–2.44%	1.13%	5.13%	10.13%
Allianz AGIC Growth Fund Class B	2.46%	1.52%	5.17%	10.15%
Allianz AGIC Growth Fund Class B (adjusted)	–2.54%	1.14%	5.17%	10.15%
Allianz AGIC Growth Fund Class C	2.50%	1.52%	4.93%	9.52%
Allianz AGIC Growth Fund Class C (adjusted)	1.50%	1.52%	4.93%	9.52%
Allianz AGIC Growth Fund Class D	3.22%	2.28%	5.72%	10.34%
Allianz AGIC Growth Fund Class R	2.98%	2.02%	5.44%	9.99%
Allianz AGIC Growth Fund Class P	3.48%	2.57%	6.02%	10.66%
Allianz AGIC Growth Fund Institutional Class	3.61%	2.66%	6.12%	10.77%
Allianz AGIC Growth Fund Administrative Class	3.34%	2.41%	5.86%	10.48%
Russell 1000 Growth Index	5.76%	2.87%	6.03%	10.02%
Lipper Large-Cap Growth Funds Average	1.82%	1.36%	4.83%	9.26%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 29 and 30 for more information. The Fund’s expense ratios are 1.16% for Class A shares, 1.91% for Class B shares, 1.91% for Class C shares, 1.16% for Class D shares, 1.41% for Class R shares, 0.91% for Class P shares, 0.81% for Institutional Class shares and 1.06% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

22	Allianz Funds

Allianz AGIC Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2012

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of June 30, 2012)

Computers & Peripherals	10.5%
Software	7.3%
Internet Software & Services	5.3%
Chemicals	5.1%
Specialty Retail	5.0%
Oil, Gas & Consumable Fuels	4.2%
Health Care Providers & Services	4.1%
Media	4.0%
Other	52.2%
Cash & Equivalents — Net	2.3%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,109.30	$1,105.20	$1,105.20	$1,109.40	$1,107.90	$1,110.50	$1,111.20	$1,109.80
Expenses Paid During Period	$6.08	$10.00	$10.00	$6.08	$7.39	$4.78	$4.25	$5.56

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,019.10	$1,015.37	$1,015.37	$1,019.10	$1,017.85	$1,020.34	$1,020.84	$1,019.59
Expenses Paid During Period	$5.82	$9.57	$9.57	$5.82	$7.07	$4.57	$4.07	$5.32

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.16% for Class A, 1.91% for Class B, 1.91% for Class C, 1.16% for Class D, 1.41% for Class R, 0.91% for Class P, 0.81% for Institutional Class and 1.06% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	June 30, 2012	23

Allianz RCM Large-Cap Growth Fund

(Unaudited)

For the period of July 1, 2011, through June 30, 2012, as provided by the Large-Cap Growth Team.

Portfolio Insights

Market Environment

U.S. equities were mixed during the period as the European sovereign debt crisis expanded and deepened. Mounting evidence of slowing economic growth in developed and emerging markets also weighed on stocks. Domestic large cap indices fared the best, rising during the period, while small-cap and mid-cap segments declined. The S&P 500 Index rose 5.45% (including the impact of dividends) and the Russell 1000 Growth Index rose 5.76%. Defensive stocks generally outperformed cyclicals. In the Russell 1000 Growth Index, Consumer Staples, Health Care and Telecommunication Services sectors outperformed while economically sensitive Energy, Industrials and Materials segments declined.

Stocks moved lower in Q3 of last year amid broad selling pressure as investors feared political efforts would be insufficient to deal with the challenges facing economies across the globe. Fears eased in the final quarter of 2011 and in Q1 2012 as the U.S. economy seemed to gain traction.

Most recently in Q2 2012, stocks turned lower amid signs of slowing global economic growth and as conditions in Europe deteriorated. The crisis has led to a broad slowdown with 13 euro zone member nations in recession at the time of writing this report. The spotlight recently moved towards the U.S. as recent data indicates the economic recovery may have stalled.

Fund Review

For the reporting period ended June 30, 2012, Class A Shares, at NAV, of Allianz RCM Large-Cap Growth Fund (the “Fund”) returned –1.29%, underperforming the benchmark, the Russell 1000 Growth Index (the “benchmark index”) which returned 5.76% during the period. Stock selection in the Materials, Energy and Consumer sectors drove the performance shortfall. Investments in economically sensitive stocks underperformed. Specifically, a coal mining company, oil services provider, and fertilizer producer were among the top detractors. These stocks notably underperformed in Q3 2011 as investors dumped cyclical stocks and other risky assets and fled to safe haven investments. Investments in a video streaming company also disappointed.

Conversely, stock selection in the Financial Services and Technology sectors was strong. Positive contributors include a large technology PC and device innovator, an electronic payment operator and a medical devices company. Additionally, a relative overweighting in the outperforming Health Care sector helped boost the Fund’s return.

Outlook

Investors are also facing uncertainty going into November’s Presidential election and ahead of the looming year-end expiration of tax cuts and economic stimulus. Political gridlock on budgetary decisions surrounding the fiscal cliff could further stall business activity and weigh on corporate profits during the second half of the year.

We are somewhat cautious on U.S. equities over the near term. Consensus earnings estimates for the second half of 2012 look too high for many companies and we will likely see a ‘‘reset” of expectations during Q3. As this reset process unfolds, we believe a more defensive posture is warranted and have positioned the Fund accordingly.

Average Annual Total Return for the period ended June 30, 2012

	1 Year	5 Years	10 Years	Since Inception†
Allianz RCM Large-Cap Growth Fund Class A	–1.29%	0.48%	4.12%	5.80%
Allianz RCM Large-Cap Growth Fund Class A (adjusted)	–6.72%	–0.65%	3.53%	5.41%
Allianz RCM Large-Cap Growth Fund Class B	–2.05%	–0.28%	3.49%	5.39%
Allianz RCM Large-Cap Growth Fund Class B (adjusted)	–6.95%	–0.65%	3.49%	5.39%
Allianz RCM Large-Cap Growth Fund Class C	–2.05%	–0.27%	3.35%	5.01%
Allianz RCM Large-Cap Growth Fund Class C (adjusted)	–3.03%	–0.27%	3.35%	5.01%
Allianz RCM Large-Cap Growth Fund Class D	–1.36%	0.47%	4.14%	5.88%
Allianz RCM Large-Cap Growth Fund Class R	–1.58%	0.21%	3.85%	5.53%
Allianz RCM Large-Cap Growth Fund Class P	–1.13%	0.75%	4.43%	6.13%
Allianz RCM Large-Cap Growth Fund Institutional Class	–1.00%	0.85%	4.54%	6.24%
Allianz RCM Large-Cap Growth Fund Administrative Class	–1.21%	0.60%	4.30%	5.99%
Russell 1000 Growth Index	5.76%	2.87%	6.03%	4.96%
Lipper Large-Cap Growth Funds Average	1.82%	1.36%	4.83%	5.02%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 29 and 30 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

24	Allianz Funds

Allianz RCM Large-Cap Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2012

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2012)

Computers & Peripherals	10.6%
Software	7.5%
Pharmaceuticals	5.8%
Semiconductors & Semiconductor Equipment	5.3%
Health Care Providers & Services	5.2%
Aerospace & Defense	5.0%
Energy Equipment & Services	4.3%
Food Products	4.3%
Other	50.0%
Cash & Equivalents — Net	2.0%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,074.20	$1,069.80	$1,069.60	$1,073.40	$1,072.20	$1,075.20	$1,075.70	$1,074.30
Expenses Paid During Period	$5.72	$9.57	$9.57	$5.72	$7.01	$4.44	$3.92	$5.21

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,019.34	$1,015.61	$1,015.61	$1,019.34	$1,018.10	$1,020.59	$1,021.08	$1,019.84
Expenses Paid During Period	$5.57	$9.32	$9.32	$5.57	$6.82	$4.32	$3.82	$5.07

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C, 1.11% for Class D, 1.36% for Class R, 0.86% for Class P, 0.76% for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	June 30, 2012	25

Allianz RCM Mid-Cap Fund

(Unaudited)

For the period of July 1, 2011, through June 30, 2012, as provided by the Mid-Cap Team.

Portfolio Insights

Market Environment

Macroeconomic concerns and political uncertainties left equity markets mostly mixed over the reporting period. Investors favored the safety of larger capitalization stocks as the Russell 1000 Index, Russell Midcap Index and Russell 2000 Index returned 4.37%, –1.65%, and –2.08%, respectively. Among midcap stocks, value outperformed growth style.

The Russell Midcap Growth Index dropped –2.99% over the reporting period. Within the Index, the Energy and Technology sectors underperformed the most. Conversely, the Health Care, Consumer Discretionary, and Consumer Staples sectors each outperformed.

The continued uncertainty related to the European debt crisis was a significant drag on global equity markets over the year. The crisis has led to a broad slowdown in the region, with 13 eurozone member nations now in recession. Concerns Greece could leave the eurozone and Spanish banks could fail drove stocks lower over the year. Worries eased at the end of the reporting period as European leaders agreed on difficult issues including the use of eurozone bailout funds to recapitalize struggling banks.

The U.S. initially appeared as though it might buck the global trend of slowing growth, but later economic data pointed toward a more muted recovery. U.S. markets began the period with sharp declines amid S&P’s downgrade of U.S. debt from AAA to AA+ and softening economic data. Over the remainder of the period, economic data and corporate profits were on balance modestly stronger than expected which helped U.S. equities outperform most international markets. Housing data, previously a headwind, was encouraging with sales of new and existing homes continuing their upward climb.

Acknowledging the U.S. economy’s still fragile state, Federal Reserve (the “Fed”) officials initiated and later extended the “Operation

Twist” program, in which the Fed purchases long-term Treasuries and sells short-term Treasuries. By buying longer-maturity treasuries, thus reducing long-term borrowing cost, the Fed hopes to spur spending and investment.

Fund Review

For the reporting period ended June 30, 2012, Class A Shares, at NAV, of Allianz RCM Mid-Cap Fund (the “Fund”) returned –10.52% underperforming the benchmark, the Russell Midcap Growth Index (the “benchmark index”) which returned –2.99%. Negative stock selection within economically sensitive sectors such as Consumer Discretionary, Materials, and Technology accounted for a large portion of the underperformance.

Though stock selection in the Consumer Discretionary sector was negative, shares of the Fund’s holding in a company that operates discount variety stores outperformed over the year. In May 2012, the retailer reported comparable store sales grew more than 5% year-over-year. Also in the Consumer Discretionary sector, one sporting goods seller benefited from a surge in consumer demand for trendy running shoes and healthy same-store-sales growth in its golf stores.

In Health Care, two holdings benefited from announcing acquisitions. The Fund’s holding in a biotech company that develops Hepatitis C medication rose after its acquisition was announced. Similarly, another Health Care holding rallied following the announcement that the company would buy another pharmacy benefits manager.

Lastly, the Fund owned an aerospace components manufacturer whose stock surged higher after the announcement that it would be acquired.

Some industrial sector holdings dropped over the year. A truck engine manufacturing company delivered disappointing Q2 earnings results and announced it would reshuffle its top management. The company cited warranty costs as the culprit for the disappointing results.

Technology stocks were a major detractor from active returns over the year. In particular, one holding slid after its IPO as investors feared new industry entrants could intensify the competitive environment. We are encouraged by the company’s Q1 2012 earnings results.

In the Consumer Staples sector, shares of a specialty coffee brewer company declined sharply after the company said it sold fewer brewers than anticipated during its fiscal Q2. The company reported quarterly results with revenue growth, but missed top line expectations and lowered its revenue guidance for the year. The surprise reduction in its capital expenditure plans on top of the revenue miss raised concerns supply had caught up with demand and reduced our confidence in future sales assumptions. We exited this investment during the year.

Finally, our holdings in a movie streaming company underperformed. The company suffered a period of higher than anticipated subscriber cancellations. We were concerned given the near-term challenges the company faces and exited our position in the stock.

Outlook

We remain cautiously optimistic on U.S. equities over the next 12 months. Economic reports in the U.S. have been deteriorating recently, including an uptick in unemployment and a softening in industrial production. This raises the risk of downward pressure on corporate earnings for the remainder of 2012 but also increases the likelihood of increased monetary accommodation from the Fed. Looking forward, we expect GDP growth to range between 1.5% and 2.5% for the year with downside risk if the situation in Europe continues to deteriorate.

26	Allianz Funds

Allianz RCM Mid-Cap Fund (Cont.)

(Unaudited)

Average Annual Total Return for the period ended June 30, 2012

	1 Year	5 Years	10 Years	Since Inception†
Allianz RCM Mid-Cap Fund Class A	–10.52%	0.77%	6.27%	12.67%
Allianz RCM Mid-Cap Fund Class A (adjusted)	–15.44%	–0.36%	5.67%	12.47%
Allianz RCM Mid-Cap Fund Class B	–11.21%	–0.02%	5.68%	12.48%
Allianz RCM Mid-Cap Fund Class B (adjusted)	–15.48%	–0.41%	5.68%	12.48%
Allianz RCM Mid-Cap Fund Class C	–10.97%	–0.03%	5.49%	11.90%
Allianz RCM Mid-Cap Fund Class C (adjusted)	–11.83%	–0.03%	5.49%	11.90%
Allianz RCM Mid-Cap Fund Class D	–10.35%	0.82%	6.42%	12.92%
Allianz RCM Mid-Cap Fund Class R	–10.49%	0.57%	6.14%	12.50%
Allianz RCM Mid-Cap Fund Class P	–10.23%	1.01%	6.69%	13.14%
Allianz RCM Mid-Cap Fund Institutional Class	–10.17%	1.10%	6.79%	13.25%
Allianz RCM Mid-Cap Fund Administrative Class	–10.23%	0.86%	6.51%	12.95%
Russell Midcap Index	–1.65%	1.06%	8.45%	12.90%
Russell Midcap Growth Index	–2.99%	1.90%	8.47%	11.90%
Lipper Mid-Cap Growth Funds Average	–4.84%	1.35%	7.00%	11.11%

† The Fund began operations on 11/6/79. Benchmark and Lipper performance comparisons began on 10/31/79.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 29 and 30 for more information. The Fund’s expense ratios are 1.13% for Class A shares, 1.88% for Class B shares, 1.88% for Class C shares, 1.13% for Class D shares, 1.38% for Class R shares, 0.88% for Class P shares, 0.78% for Institutional Class shares and 1.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

Cumulative Returns Through June 30, 2012

The Fund began operations on 11/6/79. Benchmark performance comparisons began on 10/31/79.

Industry/Sectors (as of June 30, 2012)

Software	5.5%
Media	5.5%
Semiconductors & Semiconductor Equipment	5.4%
Specialty Retail	5.3%
Electrical Equipment	4.7%
Food Products	4.4%
Health Care Equipment & Supplies	4.0%
Health Care Providers & Services	4.0%
Other	60.6%
Cash & Equivalents — Net	0.6%

Annual Report	June 30, 2012	27

Allianz RCM Mid-Cap Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,029.10	$1,023.30	$1,023.40	$1,032.30	$1,029.00	$891.20	$1,030.60	$1,028.20
Expenses Paid During Period	$5.70	$9.46	$9.46	$5.71	$6.96	$2.02	$3.94	$5.19

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,019.24	$1,015.51	$1,015.51	$1,019.24	$1,018.00	$1,020.49	$1,020.98	$1,019.74
Expenses Paid During Period	$5.67	$9.42	$9.42	$5.67	$6.92	$4.42	$3.92	$5.17

* Class P commenced operations on April 2, 2012. The Actual Performance expense example for Class P is based on the period since inception; the Actual Performance expense example for Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class and the Hypothetical Performance expense example is based on the period beginning January 1, 2012.

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.13% for Class A, 1.88% for Class B, 1.88% for Class C, 1.13% for Class D, 1.38% for Class R, 0.88% for Class P, 0.78% for Institutional Class and 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 182 (89 for Class P)/366 for the Actual Performance expense example and 182/366 for the Hypothetical Performance expense example.

28	Allianz Funds

Important Information About the Funds

(Unaudited)

Share Class (A/B/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the Class A, B and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (1/97), RCM Large-Cap Growth (2/02), and RCM Mid-Cap (2/02). The oldest share class for the following Funds is C, and the A and B shares were first offered in the month/year indicated in parentheses after each Fund name: NFJ Mid-Cap Value (A in 2/91, B in 5/95), AGIC Growth (A in 10/90, B in 5/95) and AGIC Opportunity (A in 12/90, B in 3/99).

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

As of November 1, 2009, Class B shares of Allianz Funds are no longer available for purchase, except through exchanges and dividend reinvestment.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in the month/year indicated in parentheses after each Fund name: NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Mid-Cap Value (4/98), NFJ Small-Cap Value (6/02), RCM Large-Cap Growth (3/99) and RCM Mid-Cap (12/00). The oldest share class for AGIC Growth is the C shares, and the D shares were first offered in (1/00).

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): NFJ Dividend Value/Institutional and Administrative, NFJ Mid-Cap Value/C, NFJ Small-Cap Value/Institutional, AGIC Growth, RCM Large-Cap Growth/Institutional and RCM Mid-Cap/Institutional. Class R shares for these Funds were first offered in 12/02. The oldest share class for NFJ Large-Cap Value is the Institutional share class. The oldest share class for AGIC Opportunity is Class C, and each first offered Class R shares in 11/09.

Share Class (P)

Class P shares were launched on July 7, 2008, except for Class P shares of NFJ Mid-Cap Value Fund, which were launched February 28, 2011, and Class P shares of RCM Mid-Cap Fund, which were launched April 2, 2012.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: NFJ Mid-Cap Value (4/88), AGIC Growth and AGIC Opportunity (3/99). The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: NFJ Large-Cap Value (9/06) and NFJ Small-Cap Value (11/95). The oldest share class for the following Funds is the Institutional class, and the Administrative shares were first offered on the month/year indicated in parentheses after each Fund name: RCM Large-Cap Growth (2/02), RCM Mid-Cap (2/02).

Returns measure performance from the inception of the oldest share class to the present, therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

As of May 1, 2009, redemption fees were eliminated.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Annual Report	June 30, 2012	29

Important Information About the Funds (Cont.)

(Unaudited)

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the applicable Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes) and on the Allianz Global Investors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes). In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

The Shareholder Expense Example is based on $1,000.00 invested at the beginning of and held for the entire period. Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning and held for the entire period January 1, 2012 through June 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

All the information on the Fund Summary pages, including Portfolio Insights, Total Return, Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, www.allianzinvestors.com, 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes).

30	Allianz Funds

Benchmark Descriptions

(Unaudited)

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Index	Description
Barclays U.S. Aggregate Index	The Barclays U.S. Aggregate Index is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

BofA Merrill Lynch All Convertibles Index	The Bofa Merrill Lynch All Convertibles Index is a widely used, unmanaged Index that measures the performance of U.S. dollar denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch High Yield Master II Index	The Bofa Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below Investment grade but not in default.

The Chicago Board Options Exchange Volatility Index® (VIX®)	The Chicago Board Options Exchange Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the
S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index composed of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Index	The Russell Midcap Index is an unmanaged index that represents the smallest, by market capitalization, 800 companies in the Russell 1000 Index.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell Top 200 Value Index	The Russell Top 200 Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index that is generally representative of the U.S. stock market.

Annual Report	June 30, 2012	31

Schedule of Investments

June 30, 2012

AGIC Income & Growth

	Shares	Value (000s)

COMMON STOCK—32.9%
Aerospace & Defense—1.7%
L-3 Communications Holdings, Inc. (f)	107,900	$7,986
Textron, Inc. (f)	356,800	8,873

		16,859

Auto Components—0.6%
Johnson Controls, Inc.	213,700	5,922

Automobiles—0.6%
Ford Motor Co.	661,300	6,342

Beverages—2.7%
Coca-Cola Co. (f)	121,500	9,500
Molson Coors Brewing Co., Class B	189,800	7,898
PepsiCo, Inc.	130,700	9,235

		26,633

Biotechnology—0.9%
Gilead Sciences, Inc. (g)	170,000	8,718

Chemicals—0.9%
Monsanto Co. (f)	111,700	9,246

Communications Equipment—1.7%
Harris Corp. (f)	204,600	8,563
QUALCOMM, Inc.	146,500	8,157

		16,720

Computers & Peripherals—1.9%
Apple, Inc. (f)(g)	17,200	10,045
EMC Corp. (g)	334,200	8,565

		18,610

Construction & Engineering—0.5%
Fluor Corp.	108,700	5,363

Diversified Telecommunication Services—0.9%
Verizon Communications, Inc. (f)	202,400	8,995

Electric Utilities—0.1%
NextEra Energy, Inc.	6,789	467

Electronic Equipment, Instruments & Components—0.8%
Amphenol Corp., Class A (f)	150,200	8,249

Energy Equipment & Services—1.7%
Diamond Offshore Drilling, Inc.	75,700	4,476
National-Oilwell Varco, Inc.	93,000	5,993
Schlumberger Ltd.	92,000	5,972

		16,441

Food Products—0.3%
Archer-Daniels-Midland Co.	85,928	2,537

Health Care Equipment & Supplies—0.8%
Baxter International, Inc.	153,600	8,164

Health Care Providers & Services—0.9%
McKesson Corp. (f)	96,700	9,067

Hotels, Restaurants & Leisure—0.8%
McDonald’s Corp.	84,800	7,507

Household Products—0.8%
Procter & Gamble Co.	121,900	7,466

Industrial Conglomerates—0.9%
General Electric Co. (f)	422,622	8,807

Insurance—0.7%
Assured Guaranty Ltd.	24,522	346
Prudential Financial, Inc. (f)	132,400	6,412

		6,758

	Shares	Value (000s)

Internet & Catalog Retail—0.9%
Amazon.com, Inc. (f)(g)	40,400	$9,225

Internet Software & Services—0.8%
Google, Inc., Class A (g)	14,225	8,251

IT Services—0.8%
International Business Machines Corp.	43,000	8,410

Machinery—1.9%
AGCO Corp. (g)	139,700	6,389
Deere & Co.	94,300	7,626
Joy Global, Inc. (f)	90,800	5,151

		19,166

Metals & Mining—0.6%
Freeport-McMoRan Copper & Gold, Inc.	163,500	5,570

Multiline Retail—0.9%
Target Corp. (f)	151,800	8,833

Oil, Gas & Consumable Fuels—1.6%
Occidental Petroleum Corp.	67,500	5,789
Peabody Energy Corp.	141,400	3,467
Valero Energy Corp.	277,000	6,690

		15,946

Pharmaceuticals—0.9%
Bristol-Myers Squibb Co. (f)	250,400	9,002
Merck & Co., Inc.	9,437	394

		9,396

Semiconductors & Semiconductor Equipment—1.6%
Intel Corp. (f)	322,600	8,597
Texas Instruments, Inc.	252,600	7,247

		15,844

Software—1.8%
Microsoft Corp. (f)	293,000	8,963
Oracle Corp. (f)	295,500	8,776

		17,739

Specialty Retail—0.9%
Home Depot, Inc. (f)	177,600	9,411

Total Common Stock (cost—$374,242)		326,662

	Principal Amount (000s)
CORPORATE BONDS & NOTES—32.5%
Aerospace & Defense—1.2%
AAR Corp. (a)(b), 7.25%, 1/15/22	$3,380	3,355
BE Aerospace, Inc., 8.50%, 7/1/18	2,000	2,198
TransDigm, Inc., 7.75%, 12/15/18	2,600	2,866
Triumph Group, Inc., 8.00%, 11/15/17	2,875	3,148

		11,567

Apparel & Textiles—0.4%
Quiksilver, Inc., 6.875%, 4/15/15	3,645	3,535

Automotive—2.1%
American Axle & Manufacturing, Inc., 7.875%, 3/1/17	3,120	3,229

	Principal Amount (000s)	Value (000s)

Chrysler Group LLC, 8.25%, 6/15/21	$2,870	$2,963
Commercial Vehicle Group, Inc., 7.875%, 4/15/19	3,235	3,304
Cooper-Standard Automotive, Inc., 8.50%, 5/1/18	3,330	3,609
Jaguar Land Rover PLC (a)(b), 7.75%, 5/15/18	3,235	3,348
Navistar International Corp., 8.25%, 11/1/21	3,183	3,068
Titan International, Inc., 7.875%, 10/1/17	1,115	1,154

		20,675

Building & Construction—0.9%
Beazer Homes USA, Inc., 9.125%, 5/15/19	2,155	1,891
K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	1,880	1,800
KB Home, 8.00%, 3/15/20	2,195	2,244
Standard Pacific Corp., 8.375%, 5/15/18	3,040	3,337

		9,272

Building Products—0.3%
Gibraltar Industries, Inc., 8.00%, 12/1/15	3,110	3,195

Chemicals—0.2%
Omnova Solutions, Inc., 7.875%, 11/1/18	1,745	1,758

Commercial Services—3.7%
Avis Budget Car Rental LLC, 7.75%, 5/15/16	2,860	2,949
Cardtronics, Inc., 8.25%, 9/1/18	3,600	3,978
Cenveo Corp., 11.50%, 5/15/17	3,705	3,242
Deluxe Corp., 7.00%, 3/15/19	2,465	2,564
Emergency Medical Services Corp., 8.125%, 6/1/19	3,295	3,456
ExamWorks Group, Inc., 9.00%, 7/15/19	3,575	3,696
Hertz Corp., 6.75%, 4/15/19	1,480	1,547
6.75%, 4/15/19 (a)(b)	940	982
Interactive Data Corp., 10.25%, 8/1/18	960	1,073
Monitronics International, Inc. (a)(b), 9.125%, 4/1/20	3,155	3,044
National Money Mart Co., 10.375%, 12/15/16	3,000	3,322
UR Merger Sub Corp., 8.25%, 2/1/21	3,000	3,210
8.375%, 9/15/20	3,725	3,939

		37,002

Communications—0.2%
Affinion Group, Inc., 11.50%, 10/15/15	2,525	2,165

Construction & Engineering—0.4%
Dycom Investments, Inc., 7.125%, 1/15/21	2,405	2,477
MasTec, Inc., 7.625%, 2/1/17	1,190	1,241

		3,718

32	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2012

	Principal Amount (000s)	Value (000s)

Consumer Products—0.8%
Jarden Corp., 7.50%, 5/1/17	$1,050	$1,181
Revlon Consumer Products Corp., 9.75%, 11/15/15	2,905	3,123
Reynolds Group Issuer, Inc. (a)(b), 9.875%, 8/15/19	3,915	4,067

		8,371

Diversified Manufacturing—0.7%
Harland Clarke Holdings Corp., 9.50%, 5/15/15	3,215	2,685
Park-Ohio Industries, Inc., 8.125%, 4/1/21	3,795	3,899

		6,584

Electronics—1.3%
Kemet Corp., 10.50%, 5/1/18	2,790	2,888
NXP BV (a)(b), 9.75%, 8/1/18	2,830	3,240
Viasystems, Inc. (a)(b), 7.875%, 5/1/19	2,305	2,311
WireCo WorldGroup, Inc., 9.50%, 5/15/17	4,435	4,501

		12,940

Financial Services—3.3%
Capital One Capital V, 10.25%, 8/15/39	5,000	5,125
CIT Group, Inc. (a)(b), 7.00%, 5/2/16	3,000	3,011
CNG Holdings, Inc. (a)(b), 9.375%, 5/15/20	2,885	2,972
Community Choice Financial, Inc. (a)(b), 10.75%, 5/1/19	4,035	4,015
International Lease Finance Corp., 8.25%, 12/15/20	3,355	3,853
Nationstar Mortgage LLC (a)(b), 9.625%, 5/1/19	2,760	2,933
PBF Holding Co. LLC (a)(b), 8.25%, 2/15/20	1,960	1,965
SLM Corp., 8.45%, 6/15/18	3,520	3,960
Springleaf Finance Corp., 6.90%, 12/15/17	2,010	1,614
Vanguard Natural Resources LLC, 7.875%, 4/1/20	3,530	3,534

		32,982

Healthcare & Hospitals—0.5%
CHS/Community Health Systems, Inc., 8.00%, 11/15/19	2,300	2,461
Kinetic Concepts, Inc. (a)(b), 10.50%, 11/1/18	1,365	1,440
Rotech Healthcare, Inc., 10.50%, 3/15/18	1,500	765

		4,666

Hotels/Gaming—0.9%
Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17	1,695	1,858
12.75%, 4/15/18	3,110	2,457
MGM Resorts International, 11.375%, 3/1/18	3,500	4,139
Wynn Las Vegas LLC (a)(b), 5.375%, 3/15/22	615	619

		9,073

	Principal Amount (000s)	Value (000s)

Internet Software & Services—0.6%
Earthlink, Inc., 8.875%, 5/15/19	$3,500	$3,426
Equinix, Inc., 8.125%, 3/1/18	2,545	2,831

		6,257

Leisure—0.4%
NCL Corp., Ltd., 9.50%, 11/15/18	3,440	3,750

Machinery—0.2%
Terex Corp., 8.00%, 11/15/17	2,045	2,132

Materials & Processing—0.4%
AK Steel Corp., 8.375%, 4/1/22	1,405	1,201
Thompson Creek Metals Co., Inc., 7.375%, 6/1/18	3,580	2,891

		4,092

Multi-Media—1.4%
Cablevision Systems Corp., 8.625%, 9/15/17	3,520	3,943
Cambium Learning Group, Inc., 9.75%, 2/15/17	3,500	3,220
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17	2,950	3,223
Mediacom Broadband LLC, 8.50%, 10/15/15	3,300	3,407

		13,793

Oil & Gas—3.5%
BreitBurn Energy Partners L.P., 8.625%, 10/15/20	3,025	3,214
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18	3,790	3,980
Concho Resources, Inc., 7.00%, 1/15/21	3,170	3,408
Endeavour International Corp. (a)(b), 12.00%, 3/1/18	2,335	2,440
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	3,040	3,268
EV Energy Partners L.P., 8.00%, 4/15/19	2,210	2,205
Everest Acquisition LLC (a)(b), 9.375%, 5/1/20	3,185	3,304
Laredo Petroleum, Inc. (a)(b), 7.375%, 5/1/22	2,265	2,361
Northern Oil and Gas, Inc. (a)(b), 8.00%, 6/1/20	2,660	2,660
Pioneer Drilling Co., 9.875%, 3/15/18	4,125	4,352
United Refining Co., 10.50%, 2/28/18	3,150	3,244

		34,436

Oil, Gas & Consumable Fuels—0.1%
Patriot Coal Corp. (d), 8.25%, 4/30/18	3,050	1,121

Paper/Paper Products—0.1%
Verso Paper Holdings LLC, 8.75%, 2/1/19	1,980	792

Pharmaceuticals—0.2%
Endo Health Solutions, Inc., 7.00%, 12/15/20	1,750	1,905

Retail—1.9%
Brown Shoe Co., Inc., 7.125%, 5/15/19	3,560	3,520

	Principal Amount (000s)	Value (000s)

DineEquity, Inc., 9.50%, 10/30/18	$3,500	$3,850
Fifth & Pacific Co., Inc. (a)(b), 10.50%, 4/15/19	3,500	3,911
Neiman Marcus Group, Inc., 10.375%, 10/15/15	3,210	3,339
Rite Aid Corp., 9.50%, 6/15/17	1,575	1,618
Sonic Automotive, Inc. (a)(b)(c), 7.00%, 7/15/22	2,730	2,839

		19,077

Technology—1.0%
Advanced Micro Devices, Inc., 8.125%, 12/15/17	2,860	3,117
First Data Corp., 9.875%, 9/24/15	2,600	2,646
12.625%, 1/15/21	1,635	1,645
Freescale Semiconductor, Inc. (a)(b), 10.125%, 3/15/18	2,205	2,420

		9,828

Telecommunications—4.0%
Cincinnati Bell, Inc., 8.75%, 3/15/18	4,060	3,928
Clearwire Communications LLC (a)(b), 12.00%, 12/1/15	760	696
Consolidated Communications Finance Co. (a)(b), 10.875%, 6/1/20	2,585	2,701
Cricket Communications, Inc., 7.75%, 10/15/20	4,405	4,229
Crown Castle International Corp., 9.00%, 1/15/15	2,750	3,015
Hughes Satellite Systems Corp., 7.625%, 6/15/21	3,020	3,299
Intelsat Jackson Holdings S.A., 7.25%, 4/1/19	3,030	3,197
ITC Deltacom, Inc., 10.50%, 4/1/16	2,665	2,852
MetroPCS Wireless, Inc., 6.625%, 11/15/20	2,840	2,804
Nextel Communications, Inc., 7.375%, 8/1/15	3,550	3,572
NII Capital Corp., 8.875%, 12/15/19	2,830	2,579
Sprint Nextel Corp. (a)(b), 11.50%, 11/15/21	2,360	2,637
West Corp., 11.00%, 10/15/16	3,490	3,699

		39,208

Transportation—1.2%
Aircastle Ltd.,
9.75%, 8/1/18	2,300	2,559
Quality Distribution LLC,
9.875%, 11/1/18	3,060	3,366
Swift Services Holdings, Inc.,
10.00%, 11/15/18	3,600	3,924
Western Express, Inc. (a)(b),
12.50%, 4/15/15	3,000	1,830

		11,679

Utilities—0.5%
Edison Mission Energy,
7.00%, 5/15/17	3,250	1,836
Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/1/20 (a)(b)	3,500	2,406
15.00%, 4/1/21	2,750	949

		5,191

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	33

Schedule of Investments

June 30, 2012

	Principal Amount (000s)	Value (000s)

Wholesale—0.1%
WESCO Distribution, Inc., 7.50%, 10/15/17	$1,295	$1,331

Total Corporate Bonds & Notes (cost—$329,405)		322,095

CONVERTIBLE BONDS—28.1%
Aerospace & Defense—0.7%
AAR Corp., 1.75%, 2/1/26	3,985	3,955
Triumph Group, Inc. (h), 2.625%, 10/1/26	1,515	3,140

		7,095

Airlines—0.2%
Continental Airlines, Inc., 4.50%, 1/15/15	1,400	2,060

Apparel & Textiles—0.2%
Iconix Brand Group, Inc. (a)(b), 2.50%, 6/1/16	1,540	1,492

Automobiles—0.7%
Ford Motor Co., 4.25%, 11/15/16	190	265
Navistar International Corp., 3.00%, 10/15/14	3,380	3,169
Wabash National Corp., 3.375%, 5/1/18	3,845	3,705

		7,139

Automotive—0.1%
TRW Automotive, Inc., 3.50%, 12/1/15	400	584

Biotechnology—0.9%
Cubist Pharmaceuticals, Inc., 2.50%, 11/1/17	2,235	3,227
Medicines Co. (a)(b), 1.375%, 6/1/17	1,000	1,026
Vertex Pharmaceuticals, Inc., 3.35%, 10/1/15	3,550	4,655

		8,908

Building/Construction—1.2%
D.R. Horton, Inc., 2.00%, 5/15/14	2,780	4,149
Lennar Corp. (a)(b), 3.25%, 11/15/21	2,910	4,398
Ryland Group, Inc., 1.625%, 5/15/18	2,875	3,162

		11,709

Commercial Services—1.6%
Alliance Data Systems Corp., 1.75%, 8/1/13	2,625	4,561
Avis Budget Group, Inc., 3.50%, 10/1/14	225	282
Cenveo Corp. (a)(b), 7.00%, 5/15/17	4,540	3,768
DFC Global Corp., 3.00%, 4/1/28	4,100	4,736
FTI Consulting, Inc., 3.75%, 7/15/12	2,295	2,306

		15,653

Communications—2.5%
BroadSoft, Inc. (a)(b), 1.50%, 7/1/18	775	756
DealerTrack Holdings, Inc. (a)(b), 1.50%, 3/15/17	2,680	2,841
Equinix, Inc., 4.75%, 6/15/16	1,630	3,584

	Principal Amount (000s)	Value (000s)

Interpublic Group of Cos., Inc., 4.75%, 3/15/23	$3,315	$3,584
Level 3 Communications, Inc., 15.00%, 1/15/13	2,345	2,623
Priceline.com, Inc. (a)(b), 1.25%, 3/15/15	1,775	3,956
Symantec Corp., Ser. B, 1.00%, 6/15/13	3,455	3,554
VeriSign, Inc., 3.25%, 8/15/37	3,010	4,207

		25,105

Construction & Engineering—0.2%
MasTec, Inc., 4.00%, 6/15/14	2,055	2,481

Consumer Products—0.1%
JAKKS Pacific, Inc., 4.50%, 11/1/14	1,250	1,508

Consumer Services—0.3%
Hertz Global Holdings, Inc., 5.25%, 6/1/14	1,625	2,708

Electrical Equipment—0.4%
EnerSys (h), 3.375%, 6/1/38	3,710	4,239

Financial Services—1.0%
Air Lease Corp. (a)(b), 3.875%, 12/1/18	2,235	2,235
BGC Partners, Inc. (a)(b), 4.50%, 7/15/16	3,850	3,600
Goldman Sachs Group, Inc., 8.00%, 3/14/13	104	3,769

		9,604

Healthcare—1.6%
Alere, Inc., 3.00%, 5/15/16	2,975	2,685
Hologic, Inc. (h), 2.00%, 12/15/37	3,625	3,833
LifePoint Hospitals, Inc., 3.50%, 5/15/14	2,855	3,066
Molina Healthcare, Inc., 3.75%, 10/1/14	2,100	2,326
NuVasive, Inc., 2.75%, 7/1/17	3,650	3,618

		15,528

Hotels/Gaming—0.3%
MGM Resorts International, 4.25%, 4/15/15	3,485	3,542

Insurance—0.8%
American Equity Investment Life Holding Co. (a)(b), 3.50%, 9/15/15	2,945	3,225
Amtrust Financial Services, Inc. (a)(b), 5.50%, 12/15/21	3,490	4,083
MGIC Investment Corp., 5.00%, 5/1/17	1,655	1,132

		8,440

Machinery—0.6%
Chart Industries, Inc., 2.00%, 8/1/18	2,900	3,585
Terex Corp., 4.00%, 6/1/15	1,665	2,219

		5,804

Materials & Processing—0.8%
Alcoa, Inc., 5.25%, 3/15/14	975	1,464

	Principal Amount (000s)	Value (000s)

Allegheny Technologies, Inc., 4.25%, 6/1/14	$2,495	$2,897
Steel Dynamics, Inc., 5.125%, 6/15/14	3,235	3,397

		7,758

Metals & Mining—0.4%
RTI International Metals, Inc., 3.00%, 12/1/15	3,415	3,483

Multi-Media—1.0%
Liberty Interactive LLC, 3.125%, 3/30/23	2,630	3,225
3.50%, 1/15/31	7,380	3,266
XM Satellite Radio, Inc. (a)(b), 7.00%, 12/1/14	2,545	3,327

		9,818

Oil & Gas—1.8%
Chesapeake Energy Corp., 2.50%, 5/15/37	3,175	2,734
Hornbeck Offshore Services, Inc. (h), 1.625%, 11/15/26	3,725	3,921
Newpark Resources, Inc., 4.00%, 10/1/17	2,985	2,840
Oil States International, Inc., 2.375%, 7/1/25	1,440	3,004
Pioneer Natural Resources Co., 2.875%, 1/15/38	1,695	2,513
Stone Energy Corp. (a)(b), 1.75%, 3/1/17	3,425	3,168

		18,180

Oil, Gas & Consumable Fuels—0.3%
Alpha Natural Resources, Inc., 2.375%, 4/15/15	3,320	2,826

Pharmaceuticals—2.8%
Akorn, Inc., 3.50%, 6/1/16	2,385	4,567
BioMarin Pharmaceutical, Inc., 1.875%, 4/23/17	2,275	4,653
Endo Health Solutions, Inc., 1.75%, 4/15/15	2,270	2,741
Medivation, Inc., 2.625%, 4/1/17	3,195	3,830
Salix Pharmaceuticals Ltd., 2.75%, 5/15/15	3,345	4,549
Valeant Pharmaceuticals International, Inc. (a)(b), 5.375%, 8/1/14	1,195	3,790
Viropharma, Inc., 2.00%, 3/15/17	2,235	3,179

		27,309

Real Estate Investment Trust—1.0%
Boston Properties L.P., 3.75%, 5/15/36	2,490	2,857
DDR Corp., 1.75%, 11/15/40	2,600	2,798
Host Hotels & Resorts L.P. (a)(b), 2.50%, 10/15/29	2,970	3,865

		9,520

Retail—0.7%
Group 1 Automotive, Inc. (h), 2.25%, 6/15/36	3,920	4,057
Saks, Inc., 2.00%, 3/15/24	3,150	3,327

		7,384

Technology—3.3%
Cadence Design Systems, Inc., 2.625%, 6/1/15	2,060	3,206

34	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2012

	Principal Amount (000s)	Value (000s)

Concur Technologies, Inc. (a)(b), 2.50%, 4/15/15	$2,245	$3,193
Electronic Arts, Inc. (a)(b), 0.75%, 7/15/16	3,730	3,282
Micron Technology, Inc., Ser. A (a)(b), 1.50%, 8/1/31	4,370	3,889
NetApp, Inc., 1.75%, 6/1/13	2,755	3,161
Nuance Communications, Inc., 2.75%, 8/15/27	2,615	3,619
ON Semiconductor Corp., 2.625%, 12/15/26	3,560	3,680
Salesforce.com, Inc., 0.75%, 1/15/15	1,755	3,010
Teradyne, Inc., 4.50%, 3/15/14	835	2,185
Xilinx, Inc., 2.625%, 6/15/17	2,820	3,631

		32,856

Telecommunications—1.8%
Anixter International, Inc., 1.00%, 2/15/13	2,615	2,765
Ciena Corp., 0.875%, 6/15/17	2,815	2,421
3.75%, 10/15/18 (a)(b)	2,930	3,274
Ixia, 3.00%, 12/15/15	2,025	2,076
JDS Uniphase Corp., 1.00%, 5/15/26	2,795	2,781
SBA Communications Corp., 1.875%, 5/1/13	3,400	4,726

		18,043

Transportation—0.4%
Greenbrier Cos., Inc., 3.50%, 4/1/18	4,025	3,567

Wholesale—0.4%
Titan Machinery, Inc. (a)(b), 3.75%, 5/1/19	155	155
WESCO International, Inc., 6.00%, 9/15/29	1,840	3,979

		4,134

Total Convertible Bonds (cost—$302,121)		278,477

	Shares
CONVERTIBLE PREFERRED STOCK—4.1%
Aerospace & Defense—0.2%
United Technologies Corp., 7.50%, 8/1/15	31,000	1,633

Auto Components—0.2%
Goodyear Tire & Rubber Co., 5.875%, 4/1/14	44,385	1,917

Automobiles—0.3%
General Motors Co., Ser. B, 4.75%, 12/1/13	85,230	2,830

Diversified Financial Services—0.6%
AMG Capital Trust I, 5.10%, 4/15/36	68,920	3,403
Citigroup, Inc., 7.50%, 12/15/12	29,175	2,496

		5,899

Electric Utilities—0.4%
PPL Corp., 8.75%, 5/1/14	80,000	4,278

	Shares	Value (000s)

Financial Services—0.7%
Bank of America Corp., Ser. L (e), 7.25%, 1/30/13	4,265	$4,158
Fifth Third Bancorp, Ser. G (e), 8.50%, 6/30/13	19,720	2,682

		6,840

Insurance—0.4%
MetLife, Inc., 5.00%, 9/11/13	63,050	3,901

IT Services—0.1%
Unisys Corp., Ser. A, 6.25%, 3/1/14	11,270	668

Machinery—0.3%
Stanley Black & Decker, Inc., 4.75%, 11/17/15	30,300	3,545

Oil & Gas—0.0%
Chesapeake Energy Corp. (e), 5.00%, 8/15/12	5,100	375

Oil, Gas & Consumable Fuels—0.3%
Apache Corp., Ser. D, 6.00%, 8/1/13	60,065	3,018

Real Estate Investment Trust—0.3%
Felcor Lodging Trust, Inc., Class A (e), 1.95%, 7/31/12	120,000	3,143

Road/Rail—0.3%
2010 Swift Mandatory Common Exchange Security Trust (b), 6.00%, 12/31/13	321,765	3,058

Total Convertible Preferred Stock (cost—$48,083)		41,105

	Principal Amount (000s)
Repurchase Agreements—2.5%
State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $25,270; collateralized by U.S. Treasury Notes, 2.25%, due 1/31/15, valued at $25,778 including accrued interest
(cost—$25,270)	$25,270	25,270

Total Investments, before options written (cost—$1,079,121)—100.1%		993,609

	Contracts
OPTIONS WRITTEN (g)—(0.1)%
Call Options—(0.1)%
Amazon.com, Inc. (CBOE), strike price $235, expires 7/21/12	275	(74)
Amphenol Corp. (CBOE), strike price $60, expires 7/21/12	1,025	(13)

	Contracts/ Notional Amount	Value (000s)

Apple, Inc. (CBOE), strike price $635, expires 7/21/12	110	$(9)
Bristol Myers Squibb Co. (CBOE), strike price $35, expires 7/21/12	1,710	(157)
Coca-Cola Co. (CBOE), strike price $77.50, expires 7/21/12	830	(113)
General Electric Co. (CBOE), strike price $20, expires 7/21/12	465	(46)
Home Depot, Inc. (CBOE), strike price $55, expires 7/21/12	1,215	(22)
Intel Corp. (CBOE), strike price $29, expires 7/21/12	2,200	(13)
Joy Global, Inc. (CBOE), strike price $62.50, expires 7/21/12	95	(4)
McKesson Corp. (CBOE), strike price $92.50, expires 7/21/12	660	(129)
Microsoft Corp. (CBOE), strike price $33, expires 7/21/12	1,875	(11)
Monsanto Co. (CBOE), strike price $82.50, expires 7/21/12	760	(125)
Oracle Corp. (CBOE), strike price $30, expires 7/21/12	380	(15)
S&P 500 Index (OTC), strike price $1,410, expires 7/20/12	$143,650	(324)
Target Corp. (CBOE), strike price $60, expires 7/21/12	1,035	(26)
Textron, Inc. (CBOE), strike price $27, expires 7/21/12	330	(6)
Verizon Communications, Inc. (CBOE), strike price $44, expires 7/21/12	1,380	(90)

Total Options Written (premiums received—$958)		(1,177)

Total Investments, net of options written (cost—$1,078,163)—100.0%		992,432

Other assets less other liabilities—0.0%		73

Net Assets—100.0%		$992,505

Notes to Schedule of Investments (amounts in thousands):

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $126,830, representing 12.8% of net assets.

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	35

Schedule of Investments

June 30, 2012

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) When-issued. To be settled after June 30, 2012.

(d) In default.

(e) Perpetual maturity. The date shown is the next call date.

(f) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(g) Non-income producing.

(h) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

Glossary:
CBOE—Chicago Board Options Exchange
OTC—Over-the-Counter

AGIC Opportunity

	Shares	Value (000s)

COMMON STOCK—99.9%
Airlines—0.8%
Copa Holdings S.A., Class A	15,252	$1,258

Auto Components—0.8%
Tenneco, Inc. (a)	50,235	1,347

Automobiles—1.0%
Tesla Motors, Inc. (a)	53,830	1,684

Biotechnology—6.6%
Amarin Corp. PLC ADR (a)	138,785	2,007
Ariad Pharmaceuticals, Inc. (a)	86,230	1,484
Cubist Pharmaceuticals, Inc. (a)	46,101	1,747
Emergent Biosolutions, Inc. (a)	200,594	3,039
Myriad Genetics, Inc. (a)	115,770	2,752

		11,029

Capital Markets—3.5%
Financial Engines, Inc. (a)	128,200	2,750
WisdomTree Investments, Inc. (a)	458,430	3,012

		5,762

Chemicals—1.2%
American Vanguard Corp.	77,525	2,061

Commercial Services & Supplies—3.7%
Encore Capital Group, Inc. (a)	123,923	3,670
Mobile Mini, Inc. (a)	176,026	2,535

		6,205

Communications Equipment—5.7%
Acme Packet, Inc. (a)	195,205	3,641
Aruba Networks, Inc. (a)	119,200	1,794
Sycamore Networks, Inc. (a)	277,355	4,027

		9,462

Diversified Consumer Services—2.4%
American Public Education, Inc. (a)	123,775	3,961

Diversified Telecommunication Services—1.0%
Cogent Communications Group, Inc. (a)	85,765	1,651

Electrical Equipment—2.8%
Polypore International, Inc. (a)	115,435	4,662

Electronic Equipment, Instruments & Components—2.3%
IPG Photonics Corp. (a)	88,904	3,875

Energy Equipment & Services—1.4%
Tesco Corp. (a)	199,746	2,397

Food Products—0.4%
Smart Balance, Inc. (a)	70,805	665

Health Care Equipment & Supplies—4.7%
Abiomed, Inc. (a)	88,770	2,026
Align Technology, Inc. (a)	70,462	2,358
Insulet Corp. (a)	70,640	1,509
OraSure Technologies, Inc. (a)	171,370	1,926

		7,819

Health Care Providers & Services—1.3%
HMS Holdings Corp. (a)	25,285	842
IPC The Hospitalist Co., Inc. (a)	27,665	1,254

		2,096

Hotels, Restaurants & Leisure—4.3%
Life Time Fitness, Inc. (a)	87,926	4,090
Pinnacle Entertainment, Inc. (a)	189,120	1,819
Shuffle Master, Inc. (a)	88,035	1,215

		7,124

	Shares	Value (000s)

Household Durables—0.9%
Skullcandy, Inc. (a)	101,205	$1,432

Internet & Catalog Retail—1.2%
Shutterfly, Inc. (a)	64,470	1,979

Internet Software & Services—4.2%
Constant Contact, Inc. (a)	178,435	3,190
ExactTarget, Inc. (a)	54,735	1,197
VistaPrint NV (a)	82,387	2,661

		7,048

IT Services—4.1%
Lender Processing Services, Inc.	191,035	4,829
ServiceSource International, Inc. (a)	148,580	2,058

		6,887

Life Sciences Tools & Services—0.8%
Parexel International Corp. (a)	44,710	1,262

Machinery—5.6%
Dynamic Materials Corp.	118,285	2,050
Greenbrier Cos., Inc. (a)	127,160	2,235
Manitowoc Co., Inc.	125,525	1,469
Wabash National Corp. (a)	534,719	3,540

		9,294

Media—1.0%
Pandora Media, Inc. (a)	145,415	1,581

Metals & Mining—4.6%
Globe Specialty Metals, Inc.	221,900	2,980
Haynes International, Inc.	34,286	1,747
Horsehead Holding Corp. (a)	301,555	3,003

		7,730

Oil, Gas & Consumable Fuels—12.8%
Carrizo Oil & Gas, Inc. (a)	157,735	3,709
Comstock Resources, Inc. (a)	370,112	6,077
Goodrich Petroleum Corp. (a)	330,805	4,585
PDC Energy, Inc. (a)	55,180	1,353
Quicksilver Resources, Inc. (a)	635,281	3,443
Scorpio Tankers, Inc. (a)	340,178	2,174

		21,341

Personal Products—1.1%
Medifast, Inc. (a)	96,390	1,897

Pharmaceuticals—2.5%
Questcor Pharmaceuticals, Inc. (a)	76,785	4,088

Professional Services—2.1%
Acacia Research Corp. (a)	95,121	3,542

Road & Rail—2.2%
Celadon Group, Inc.	86,670	1,420
Swift Transporation Co. (a)	129,245	1,221
Vitran Corp., Inc. (a)	179,928	1,080

		3,721

Semiconductors & Semiconductor Equipment—4.0%
Cavium, Inc. (a)	143,345	4,014
Inphi Corp. (a)	280,185	2,656

		6,670

Software—4.0%
BroadSoft, Inc. (a)	113,702	3,293
Mitek Systems, Inc. (a)	225,896	879
QLIK Technologies, Inc. (a)	55,320	1,223
Rosetta Stone, Inc. (a)	95,002	1,315

		6,710

Textiles, Apparel & Luxury Goods—2.4%
CROCS, Inc. (a)	108,570	1,753

36	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2012

	Shares	Value (000s)

Steven Madden Ltd. (a)	29,095	$924
Tumi Holdings, Inc. (a)	71,685	1,255

		3,932

Trading Companies & Distributors—2.5%
Titan Machinery, Inc. (a)	64,780	1,967
United Rentals, Inc. (a)	66,240	2,255

		4,222

Total Common Stock (cost—$159,797)		166,394

	Principal Amount (000s)
Repurchase Agreements—0.1%
State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $131; collateralized by U.S. Treasury Notes, 2.25%, due 1/31/15, valued at $137 including accrued interest (cost—$131)	$131	131

Total Investments (cost—$159,928)—100.0%		166,525

Liabilities in excess of other assets—(0.0)%		(23)

Net Assets—100.0%		$166,502

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

AGIC U.S. Managed Volatility

	Shares	Value (000s)

COMMON STOCK—97.6%
Beverages—3.9%
PepsiCo, Inc.	10,200	$721

Computers & Peripherals—0.3%
Apple, Inc. (a)	100	58

Diversified Telecommunication Services—7.7%
AT&T, Inc.	20,300	724
Verizon Communications, Inc.	15,900	706

		1,430

Electric Utilities—10.6%
Duke Energy Corp.	27,900	643
Exelon Corp.	2,300	87
PPL Corp.	21,900	609
Southern Co.	13,500	625

		1,964

Food & Staples Retailing—3.9%
Wal-Mart Stores, Inc.	10,200	711

Food Products—13.3%
Campbell Soup Co.	14,000	467
General Mills, Inc.	16,300	628
Hershey Co.	10,200	735
Kellogg Co.	11,300	557
Ralcorp Holdings, Inc. (a)	1,000	67

		2,454

Hotels, Restaurants & Leisure—2.9%
McDonald’s Corp.	6,100	540

Household Durables—0.8%
Lennar Corp., Class A	4,500	139

Household Products—5.2%
Kimberly-Clark Corp.	8,500	712
Procter & Gamble Co.	4,200	257

		969

Insurance—3.1%
White Mountains Insurance Group Ltd.	1,100	574

IT Services—0.9%
Alliance Data Systems Corp. (a)	500	68
Visa, Inc., Class A	800	99

		167

Metals & Mining—1.0%
Newmont Mining Corp.	4,000	194

Multiline Retail—7.1%
Big Lots, Inc. (a)	2,800	$114
Dollar General Corp. (a)	9,200	500
Dollar Tree, Inc. (a)	11,100	597
Macy’s, Inc.	3,100	107

		1,318

Multi-Utilities—8.9%
Consolidated Edison, Inc.	12,300	765
Dominion Resources, Inc.	5,500	297
PG&E Corp.	12,900	584

		1,646

Pharmaceuticals—5.0%
Abbott Laboratories	9,800	632
Bristol-Myers Squibb Co.	5,600	201
Johnson & Johnson	1,400	95

		928

Professional Services—0.6%
Verisk Analytics, Inc., Class A (a)	2,100	104

Real Estate Investment Trust—7.1%
American Capital Agency Corp.	20,700	696

	Shares	Value (000s)

Annaly Capital Management, Inc.	36,600	$614

		1,310

Specialty Retail—10.6%
Advance Auto Parts, Inc.	2,800	191
Autozone, Inc. (a)	1,900	698
Gap, Inc.	4,400	120
Home Depot, Inc.	2,000	106
Lowe’s Cos., Inc.	3,600	102
O’Reilly Automotive, Inc. (a)	7,400	620
TJX Cos., Inc.	2,900	125

		1,962

Thrifts & Mortgage Finance—3.4%
Capitol Federal Financial, Inc.	52,800	627

Tobacco—1.3%
Altria Group, Inc.	6,800	235

Total Common Stock (cost—$16,784)		18,051

	Principal Amount (000s)
Repurchase Agreements—4.2%
State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $778; collateralized by U.S. Treasury Notes, 2.25%, due 1/31/15, valued at $798 including accrued interest (cost—$778)	$778	778

Total Investments (cost—$17,562)—101.8%		18,829

Liabilities in excess of other assets—(1.8)%		(333)

Net Assets—100.0%		$18,496

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	37

Schedule of Investments

June 30, 2012

NFJ All-Cap Value

	Shares	Value (000s)

COMMON STOCK—97.3%
Aerospace & Defense—2.5%
Northrop Grumman Corp.	9,100	$580

Capital Markets—1.2%
Ameriprise Financial, Inc.	5,500	287

Chemicals—1.2%
EI Du Pont de Nemours & Co.	5,400	273

Commercial Banks—7.8%
Fifth Third Bancorp	22,300	299
Old National Bancorp	23,800	286
PNC Financial Services Group, Inc.	10,000	611
Wells Fargo & Co.	19,100	639

		1,835

Commercial Services & Supplies—2.6%
Republic Services, Inc.	11,200	296
RR Donnelley & Sons Co.	26,800	316

		612

Diversified Financial Services—2.2%
JPMorgan Chase & Co.	14,600	522

Diversified Telecommunication Services—2.8%
AT&T, Inc.	18,700	667

Electric Utilities—1.3%
Westar Energy, Inc.	10,300	309

Energy Equipment & Services—2.3%
Tidewater, Inc.	11,600	538

Food & Staples Retailing—2.6%
Kroger Co.	11,400	264
Wal-Mart Stores, Inc.	5,000	349

		613

Food Products—2.3%
Ingredion, Inc.	11,100	550

Gas Utilities—2.5%
UGI Corp.	20,000	589

Health Care Equipment & Supplies—3.9%
Medtronic, Inc.	15,400	597
Zimmer Holdings, Inc.	4,900	315

		912

Health Care Providers & Services—2.1%
CIGNA Corp.	11,100	488

Household Products—2.8%
Kimberly-Clark Corp.	8,000	670

Industrial Conglomerates—2.8%
General Electric Co.	31,100	648

Insurance—7.1%
Allstate Corp.	19,300	677
Reinsurance Group of America, Inc.	10,000	532
Unum Group	23,600	452

		1,661

Media—1.2%
CBS Corp., Class B	8,800	288

Metals & Mining—4.7%
Reliance Steel & Aluminum Co.	10,400	525
Yamana Gold, Inc.	37,500	578

		1,103

Multiline Retail—2.1%
Kohl’s Corp.	11,100	505

	Shares	Value (000s)

Multi-Utilities—1.3%
Avista Corp.	11,500	$307

Office Electronics—2.3%
Xerox Corp.	68,000	535

Oil, Gas & Consumable Fuels—11.5%
Apache Corp.	6,200	545
Chesapeake Energy Corp.	13,700	255
Chevron Corp.	5,400	570
ConocoPhillips	7,500	419
Energy Coal Resources, Inc. (a)(b)(c)	26,000	—
Phillips 66 (c)	3,750	124
Royal Dutch Shell PLC ADR, Class A	4,200	283
Total S.A. ADR	11,500	517

		2,713

Paper & Forest Products—2.1%
International Paper Co.	17,100	494

Pharmaceuticals—7.1%
AstraZeneca PLC ADR	3,300	148
GlaxoSmithKline PLC ADR	12,700	579
Pfizer, Inc.	28,600	658
Sanofi ADR	7,500	283

		1,668

Real Estate Investment Trust—3.7%
Annaly Capital Management, Inc.	17,400	292
Hospitality Properties Trust	23,000	570

		862

Semiconductors & Semiconductor Equipment—3.8%
Intel Corp.	22,000	586
KLA-Tencor Corp.	6,400	315

		901

Software—4.1%
CA, Inc.	12,700	344
Microsoft Corp.	20,600	630

		974

Specialty Retail—2.1%
Staples, Inc.	37,200	485

Textiles, Apparel & Luxury Goods—1.3%
V.F. Corp.	2,300	307

Total Common Stock (cost—$21,969)		22,896

PREFERRED STOCK—0.0%
Oil, Gas & Consumable Fuels—0.0%
Energy Coal Resources, Inc., Class A (a)(b)(c) (cost—$97)	4,560	—

	Principal Amount (000s)
Repurchase Agreements—2.7%
State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $649; collateralized by U.S. Treasury Notes, 0.25%, due 2/15/15, valued at $663 including accrued interest
(cost—$649)	$649	649

Total Investments (cost—$22,715)—100.0%		23,545

Value (000s)

Liabilities in excess of other assets—(0.0)%	$(10)

Net Assets—100.0%	$23,535

Notes to Schedule of Investments (amounts in thousands):
(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Fair-Valued—Securities with an aggregate value of $0. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary :
ADR—American Depositary Receipt

38	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2012

NFJ Dividend Value

	Shares	Value (000s)

COMMON STOCK—97.3%
Aerospace & Defense—4.1%
Lockheed Martin Corp.	1,832,000	$159,531
Northrop Grumman Corp.	2,459,100	156,866

		316,397

Beverages—1.9%
PepsiCo, Inc.	2,040,900	144,210

Capital Markets—2.2%
Ameriprise Financial, Inc.	3,317,966	173,397

Chemicals—2.1%
EI Du Pont de Nemours & Co.	3,192,100	161,424

Commercial Banks—4.1%
PNC Financial Services Group, Inc.	2,647,500	161,789
Wells Fargo & Co.	4,545,000	151,985

		313,774

Commercial Services & Supplies—3.4%
Pitney Bowes, Inc.	9,605,600	143,796
RR Donnelley & Sons Co. (b)	10,078,907	118,629

		262,425

Communications Equipment—3.9%
Cisco Systems, Inc.	9,131,400	156,786
Harris Corp.	3,395,100	142,085

		298,871

Diversified Financial Services—3.2%
JPMorgan Chase & Co.	6,987,600	249,667

Diversified Telecommunication Services—1.9%
AT&T, Inc.	4,086,400	145,721

Electric Utilities—2.0%
American Electric Power Co., Inc.	3,910,575	156,032

Energy Equipment & Services—2.2%
Ensco PLC, Class A	3,681,200	172,906

Food & Staples Retailing—1.7%
Wal-Mart Stores, Inc.	1,907,500	132,991

Health Care Equipment & Supplies—2.1%
Medtronic, Inc.	4,189,400	162,255

Household Durables—1.4%
Whirlpool Corp.	1,823,700	111,537

Household Products—1.8%
Kimberly-Clark Corp.	1,669,600	139,862

Industrial Conglomerates—1.9%
General Electric Co.	7,090,100	147,758

Insurance—6.2%
Allstate Corp.	4,417,900	155,024
MetLife, Inc.	5,207,900	160,664
Travelers Cos., Inc.	2,582,000	164,835

		480,523

Leisure Equipment & Products—2.0%
Mattel, Inc.	4,728,900	153,406

Media—2.0%
Time Warner, Inc.	4,109,400	158,212

Metals & Mining—4.2%
Barrick Gold Corp.	4,198,700	157,745
Freeport-McMoRan Copper & Gold, Inc.	4,856,600	165,464

		323,209

	Shares	Value (000s)

Multi-Utilities—2.0%
Ameren Corp.	4,594,310	$154,093

Office Electronics—2.0%
Xerox Corp.	20,000,100	157,401

Oil, Gas & Consumable Fuels—16.6%
Chevron Corp.	1,493,500	157,564
ConocoPhillips	5,822,500	325,361
Marathon Oil Corp.	6,902,500	176,497
Phillips 66 (a)	4,935,900	164,069
Royal Dutch Shell PLC ADR, Class A	2,198,900	148,272
Total S.A. ADR	6,896,700	310,007

		1,281,770

Paper & Forest Products—3.4%
International Paper Co.	9,234,500	266,969

Pharmaceuticals—7.9%
AstraZeneca PLC ADR	1,753,500	78,469
Johnson & Johnson	2,108,600	142,457
Merck & Co., Inc.	3,701,300	154,529
Pfizer, Inc.	6,663,700	153,265
Sanofi ADR	2,280,528	86,159

		614,879

Real Estate Investment Trust—1.7%
Annaly Capital Management, Inc.	7,833,700	131,449

Semiconductors & Semiconductor Equipment—3.9%
Intel Corp.	11,311,174	301,443

Software—2.2%
CA, Inc.	6,179,400	167,400

Thrifts & Mortgage Finance—1.5%
Hudson City Bancorp, Inc.	18,388,200	117,133

Tobacco—1.8%
Reynolds American, Inc.	3,066,600	137,598

Total Common Stock (cost—$7,396,780)		7,534,712

MUTUAL FUNDS (b)—0.3%
Allianz Global Investors Money Market Fund, Institutional II Class (cost—$25,000)	25,000,000	25,000

	Principal Amount (000s)
Repurchase Agreements—1.0%
State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $73,635; collateralized by U.S. Treasury Notes, 2.25%, due 1/31/15, valued at $75,110 including accrued interest
(cost—$73,635)	$73,635	73,635

Total Investments (cost—$7,495,415)—98.6%		7,633,347

Other assets less liabilities—1.4%		111,835

Net Assets—100.0%		$7,745,182

Notes to Schedule of Investments:
(a) Non-income producing.

(b) Affiliated security.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	39

Schedule of Investments

June 30, 2012

NFJ Large-Cap Value

	Shares	Value (000s)

COMMON STOCK—114.5%
Aerospace & Defense—3.5%
Northrop Grumman Corp.	366,400	$23,373

Air Freight & Logistics—1.2%
FedEx Corp.	85,100	7,796

Beverages—1.1%
Molson Coors Brewing Co., Class B	178,300	7,419

Biotechnology—1.2%
Amgen, Inc.	105,300	7,691

Capital Markets—2.3%
Goldman Sachs Group, Inc.	79,500	7,621
State Street Corp.	176,200	7,865

		15,486

Chemicals—2.3%
CF Industries Holdings, Inc.	39,900	7,730
PPG Industries, Inc.	73,200	7,768

		15,498

Commercial Banks—8.2%
Fifth Third Bancorp	584,300	7,830
PNC Financial Services Group, Inc.	245,200	14,984
U.S. Bancorp	241,500	7,767
Wells Fargo & Co.	701,600	23,461

		54,042

Communications Equipment—1.2%
Cisco Systems, Inc.	459,100	7,883

Diversified Financial Services—3.5%
JPMorgan Chase & Co.	641,000	22,903

Diversified Telecommunication Services—3.5%
AT&T, Inc.	640,500	22,840

Electric Utilities—3.4%
American Electric Power Co., Inc.	377,300	15,054
Edison International	163,600	7,558

		22,612

Energy Equipment & Services—2.3%
Diamond Offshore Drilling, Inc.	128,600	7,604
Ensco PLC, Class A	159,000	7,468

		15,072

Food & Staples Retailing—4.6%
CVS Caremark Corp.	327,200	15,290
Kroger Co.	659,100	15,285

		30,575

Food Products—2.3%
ConAgra Foods, Inc.	591,500	15,338

Health Care Equipment & Supplies—1.2%
Medtronic, Inc.	199,800	7,738

Health Care Providers & Services—2.1%
CIGNA Corp.	312,400	13,746

Household Products—2.3%
Kimberly-Clark Corp.	182,400	15,280

Industrial Conglomerates—3.5%
General Electric Co.	1,125,300	23,451

Insurance—6.9%
Allstate Corp.	444,000	15,580
MetLife, Inc.	470,000	14,499
Travelers Cos., Inc.	241,400	15,411

		45,490

	Shares	Value (000s)

IT Services—1.1%
International Business Machines Corp.	38,800	$7,588

Leisure Equipment & Products—1.2%
Mattel, Inc.	237,700	7,711

Machinery—1.1%
Parker Hannifin Corp.	92,800	7,134

Media—3.5%
CBS Corp., Class B	237,000	7,769
Time Warner, Inc.	399,133	15,367

		23,136

Metals & Mining—2.0%
Freeport-McMoRan Copper & Gold, Inc.	393,300	13,400

Multiline Retail—1.1%
Macy’s, Inc.	214,000	7,351

Office Electronics—2.1%
Xerox Corp.	1,745,500	13,737

Oil, Gas & Consumable Fuels—15.5%
Apache Corp.	171,500	15,073
Chesapeake Energy Corp.	426,000	7,924
Chevron Corp.	203,000	21,416
ConocoPhillips	378,200	21,134
Devon Energy Corp.	123,200	7,144
Marathon Oil Corp.	572,400	14,636
Phillips 66 (a)	232,000	7,712
Total S.A. ADR	155,100	6,972

		102,011

Paper & Forest Products—2.2%
International Paper Co.	499,200	14,432

Pharmaceuticals—11.7%
Abbott Laboratories	239,900	15,466
Eli Lilly & Co.	179,300	7,694
Johnson & Johnson	224,700	15,181
Merck & Co., Inc.	371,500	15,510
Pfizer, Inc.	1,005,400	23,124

		76,975

Real Estate Investment Trust—4.6%
Annaly Capital Management, Inc.	1,352,900	22,702
Kimco Realty Corp.	411,200	7,825

		30,527

Road & Rail—1.2%
Norfolk Southern Corp.	108,000	7,751

Semiconductors & Semiconductor Equipment—4.7%
Intel Corp.	880,600	23,468
KLA-Tencor Corp.	159,200	7,841

		31,309

Software—3.5%
Microsoft Corp.	760,300	23,258

Specialty Retail—1.2%
Staples, Inc.	599,800	7,827

Tobacco—1.2%
Altria Group, Inc.	221,100	7,639

Total Common Stock (cost—$677,895)		756,019

	Principal Amount (000s)	Value (000s)

Repurchase Agreements—2.4%
State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $15,769; collateralized by U.S. Treasury Notes, 2.25%, due 1/31/15, valued at $16,088 including accrued interest (cost—$15,769)	$15,769	$15,769

Total Investments (cost—$693,664)—116.9%		771,788

Liabilities in excess of other assets—(16.9)%		(111,847)

Net Assets—100.0%		$659,941

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

40	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2012

NFJ Mid-Cap Value

	Shares	Value (000s)

COMMON STOCK—96.4%
Aerospace & Defense—2.0%
Elbit Systems Ltd.	140,900	$4,875
Exelis, Inc.	156,100	1,539
L-3 Communications Holdings, Inc.	97,000	7,179

		13,593

Airlines—0.7%
Cathay Pacific Airways Ltd. ADR	606,200	4,844

Auto Components—2.1%
Cie Generale des Etablissements Michelin ADR	573,300	7,493
Magna International, Inc.	164,700	6,499

		13,992

Beverages—3.2%
Coca-Cola Enterprises, Inc.	276,000	7,739
Dr. Pepper Snapple Group, Inc.	173,800	7,604
Molson Coors Brewing Co., Class B	154,500	6,429

		21,772

Capital Markets—2.1%
Ameriprise Financial, Inc.	139,400	7,285
Raymond James Financial, Inc.	206,600	7,074

		14,359

Chemicals—3.7%
Agrium, Inc.	101,200	8,953
CF Industries Holdings, Inc.	41,826	8,104
Eastman Chemical Co.	160,200	8,069

		25,126

Commercial Banks—5.4%
Banco de Chile ADR	98,935	8,360
Comerica, Inc.	227,100	6,974
East West Bancorp, Inc.	326,700	7,665
Fifth Third Bancorp	519,200	6,957
KeyCorp.	886,200	6,859

		36,815

Commercial Services & Supplies—1.1%
Waste Management, Inc.	230,900	7,712

Communications Equipment—1.1%
Harris Corp.	175,000	7,324

Computers & Peripherals—1.0%
Seagate Technology PLC	274,500	6,788

Construction & Engineering—0.9%
KBR, Inc.	244,900	6,051

Consumer Finance—1.1%
Discover Financial Services	214,000	7,400

Containers & Packaging—2.1%
Ball Corp.	187,500	7,697
Rexam PLC ADR	205,700	6,769

		14,466

Diversified Financial Services—0.8%
NYSE Euronext	226,500	5,794

Electric Utilities—2.2%
American Electric Power Co., Inc.	195,700	7,809
Entergy Corp.	101,800	6,911

		14,720

Electronic Equipment, Instruments & Components—2.2%
Jabil Circuit, Inc.	358,600	7,290
TE Connectivity, Ltd.	245,300	7,828

		15,118

	Shares	Value (000s)

Energy Equipment & Services—2.1%
Diamond Offshore Drilling, Inc.	115,000	$6,800
Ensco PLC, Class A	155,700	7,313

		14,113

Food Products—4.0%
Archer-Daniels-Midland Co.	255,700	7,548
Campbell Soup Co.	204,100	6,813
ConAgra Foods, Inc.	268,400	6,960
Tyson Foods, Inc., Class A	333,800	6,285

		27,606

Health Care Equipment & Supplies—3.3%
Smith & Nephew PLC ADR	152,600	7,629
St. Jude Medical, Inc.	198,000	7,902
Zimmer Holdings, Inc.	107,200	6,899

		22,430

Health Care Providers & Services—5.4%
AmerisourceBergen Corp.	191,700	7,544
CIGNA Corp.	162,300	7,141
McKesson Corp.	73,700	6,909
Quest Diagnostics, Inc.	131,300	7,865
Universal Health Services, Inc., Class B	168,900	7,290

		36,749

Hotels, Restaurants & Leisure—1.1%
Darden Restaurants, Inc.	148,200	7,503

Household Products—2.2%
Clorox Co.	110,400	8,000
Energizer Holdings, Inc. (a)	91,300	6,870

		14,870

Insurance—7.5%
AON PLC	159,700	7,471
Assurant, Inc.	199,000	6,933
HCC Insurance Holdings, Inc.	251,100	7,885
Loews Corp.	213,500	8,734
Reinsurance Group of America, Inc.	133,900	7,125
Unum Group	323,900	6,196
Willis Group Holdings PLC	192,000	7,006

		51,350

IT Services—1.0%
Western Union Co.	423,300	7,128

Leisure Equipment & Products—1.1%
Mattel, Inc.	228,200	7,403

Machinery—4.5%
Flowserve Corp.	70,900	8,136
ITT Corp.	78,050	1,374
Parker Hannifin Corp.	93,500	7,188
Timken Co.	153,700	7,038
Xylem, Inc.	264,900	6,667

		30,403

Media—3.3%
McGraw-Hill Cos., Inc.	155,600	7,002
Omnicom Group, Inc.	168,700	8,199
Pearson PLC ADR	359,100	7,128

		22,329

Metals & Mining—4.9%
Franco-Nevada Corp.	160,859	7,274
Gold Resource Corp.	276,700	7,192
HudBay Minerals, Inc.	562,207	4,335
Silver Wheaton Corp.	280,300	7,523
Yamana Gold, Inc.	469,800	7,235

		33,559

Multiline Retail—0.9%
Kohl’s Corp.	139,600	6,350

	Shares	Value (000s)

Multi-Utilities—3.0%
Alliant Energy Corp.	152,900	$6,968
Ameren Corp.	208,000	6,976
CMS Energy Corp.	291,600	6,853

		20,797

Oil, Gas & Consumable Fuels—6.7%
Alliance Resource Partners L.P.	88,747	4,980
Cimarex Energy Co.	79,300	4,371
Energen Corp.	143,000	6,454
Murphy Oil Corp.	152,100	7,649
Nexen, Inc.	378,000	6,384
Sunoco Logistics Partners L.P.	223,000	8,088
Valero Energy Corp.	330,000	7,970

		45,896

Paper & Forest Products—0.9%
International Paper Co.	219,400	6,343

Professional Services—1.0%
Dun & Bradstreet Corp.	99,300	7,067

Real Estate Investment Trust—1.2%
Liberty Property Trust	216,900	7,991

Road & Rail—2.2%
Canadian Pacific Railway Ltd.	113,000	8,279
CSX Corp.	295,500	6,607

		14,886

Semiconductors & Semiconductor Equipment—2.2%
KLA-Tencor Corp.	143,200	7,052
Linear Technology Corp.	243,500	7,629

		14,681

Software—1.1%
CA, Inc.	279,000	7,558

Specialty Retail—1.9%
Advance Auto Parts, Inc.	100,800	6,877
Staples, Inc.	465,900	6,080

		12,957

Tobacco—2.4%
Lorillard, Inc.	61,300	8,089
Reynolds American, Inc.	181,800	8,157

		16,246

Wireless Telecommunication Services—0.8%
SK Telecom Co., Ltd. ADR	433,600	5,247

Total Common Stock (cost—$576,270)		657,336

MUTUAL FUNDS—1.0%
Central Fund of Canada Ltd., Class A (cost—$7,694)	346,700	6,861

	Principal Amount (000s)
Repurchase Agreements—1.2%
State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $8,140; collateralized by U.S. Treasury Notes, 0.25%, due 2/15/15, valued at $8,305 including accrued interest (cost—$8,140)	$8,140	8,140

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	41

Schedule of Investments

June 30, 2012

Value (000s)

Total Investments (cost—$592,104)—98.6%	$672,337

Other assets less liabilities—1.4%	9,379

Net Assets—100.0%	$681,716

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

NFJ Small-Cap Value

	Shares	Value (000s)

COMMON STOCK—94.8%
Aerospace & Defense—3.8%
Alliant Techsystems, Inc.	1,379,500	$69,761
Cubic Corp.	519,779	24,991
Curtiss-Wright Corp.	1,931,600	59,976
Elbit Systems Ltd.	344,800	11,930
Triumph Group, Inc.	1,617,800	91,034

		257,692

Beverages—0.4%
Embotelladora Andina S.A. ADR, Class B	900,100	29,073

Capital Markets—1.8%
Raymond James Financial, Inc.	2,109,100	72,216
SEI Investments Co.	2,626,000	52,231

		124,447

Chemicals—8.1%
A. Schulman, Inc.	1,151,887	22,865
Cabot Corp.	1,902,100	77,416
Innophos Holdings, Inc.	1,043,900	58,939
International Flavors & Fragrances, Inc.	1,084,400	59,425
Methanex Corp.	2,154,000	59,967
NewMarket Corp.	329,700	71,413
Olin Corp.	516,700	10,794
Quaker Chemical Corp.	583,922	26,983
Rentech Nitrogen Partners L.P.	263,223	7,241
Scotts Miracle-Gro Co., Class A	1,585,900	65,212
Sensient Technologies Corp.	1,871,500	68,740
Stepan Co.	239,108	22,519

		551,514

Commercial Banks—7.3%
Bank of Hawaii Corp.	1,519,500	69,821
CapitalSource, Inc.	7,217,300	48,500
Community Trust BanCorp., Inc.	208,000	6,966
Cullen/Frost Bankers, Inc.	1,196,800	68,804
Fulton Financial Corp.	7,009,300	70,023
Lakeland Financial Corp.	208,615	5,597
Old National Bancorp	2,848,100	34,206
Prosperity Bancshares, Inc.	1,526,100	64,142
Southside Bancshares, Inc.	324,600	7,297
Susquehanna Bancshares, Inc.	3,990,900	41,106
Tompkins Financial Corp.	166,925	6,290
Trustmark Corp.	2,779,100	68,032
WesBanco, Inc.	301,049	6,400

		497,184

Commercial Services & Supplies—1.3%
Brink’s Co.	2,270,400	52,628
Ennis, Inc.	350,481	5,390
Unifirst Corp.	469,000	29,899

		87,917

Computers & Peripherals—0.9%
Lexmark International, Inc., Class A	2,257,800	60,012

Construction & Engineering—1.1%
Great Lakes Dredge & Dock Corp.	2,262,000	16,105
KBR, Inc.	2,325,900	57,473

		73,578

Consumer Finance—1.1%
Cash America International, Inc. (b)	1,689,291	74,397

	Shares	Value (000s)

Containers & Packaging—3.0%
Bemis Co., Inc.	2,101,500	$65,861
Rock-Tenn Co., Class A	1,228,300	67,004
Sonoco Products Co.	2,394,650	72,198

		205,063

Diversified Consumer Services—0.4%
Hillenbrand, Inc.	1,421,400	26,125

Electric Utilities—2.4%
El Paso Electric Co.	344,100	11,410
Great Plains Energy, Inc.	1,739,300	37,239
Portland General Electric Co.	1,940,400	51,731
Westar Energy, Inc.	2,220,500	66,504

		166,884

Electrical Equipment—0.9%
Belden, Inc.	1,911,800	63,759

Electronic Equipment, Instruments & Components—1.2%
AVX Corp.	1,472,400	15,740
Jabil Circuit, Inc.	3,372,300	68,559

		84,299

Energy Equipment & Services—2.0%
Bristow Group, Inc.	1,600,300	65,084
Tidewater, Inc.	1,542,000	71,487

		136,571

Food & Staples Retailing—3.3%
Andersons, Inc. (b)	1,108,512	47,289
Casey’s General Stores, Inc.	1,724,424	101,724
Harris Teeter Supermarkets, Inc.	1,594,800	65,371
Weis Markets, Inc.	310,600	13,828

		228,212

Food Products—2.2%
Cal-Maine Foods, Inc. (b)	1,242,100	48,566
Fresh Del Monte Produce, Inc.	912,300	21,412
Ingredion, Inc.	1,695,300	83,951

		153,929

Gas Utilities—3.8%
AGL Resources, Inc.	1,586,700	61,485
Atmos Energy Corp.	1,961,500	68,790
Southwest Gas Corp.	471,100	20,563
Suburban Propane Partners L.P.	801,800	33,090
UGI Corp.	2,610,900	76,839

		260,767

Health Care Equipment & Supplies—4.7%
Cooper Cos., Inc.	1,099,700	87,712
Invacare Corp.	1,531,900	23,637
STERIS Corp.	2,213,400	69,434
Teleflex, Inc.	1,223,100	74,499
West Pharmaceutical Services, Inc.	1,356,200	68,475

		323,757

Health Care Providers & Services—1.3%
Ensign Group, Inc.	763,600	21,587
Owens & Minor, Inc.	2,220,200	68,005

		89,592

Hotels, Restaurants & Leisure—0.8%
Bob Evans Farms, Inc.	847,039	34,051
International Speedway Corp., Class A	702,035	18,379

		52,430

42	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2012

	Shares	Value (000s)
Household Durables—0.6%
Harman International Industries, Inc.	1,013,625	$40,140

Industrial Conglomerates—0.2%
Standex International Corp.	303,474	12,919

Insurance—2.4%
American Equity Investment Life Holding Co.	1,613,300	17,762
American Financial Group, Inc.	2,149,700	84,333
Amtrust Financial Services, Inc.	1,453,400	43,181
Montpelier Re Holdings Ltd.	815,078	17,353

		162,629

Internet Software & Services—0.4%
j2 Global, Inc.	1,095,100	28,933

Leisure Equipment & Products—0.6%
Sturm Ruger & Co., Inc. (b)	1,015,900	40,788

Life Sciences Tools & Services—1.1%
PerkinElmer, Inc.	2,861,272	73,821

Machinery—6.1%
Barnes Group, Inc.	2,202,900	53,508
Cascade Corp.	392,083	18,448
Crane Co.	1,656,800	60,274
ITT Corp.	3,194,107	56,216
Kennametal, Inc.	1,911,100	63,353
Titan International, Inc. (b)	2,222,900	54,528
Twin Disc, Inc.	465,200	8,602
Valmont Industries, Inc.	855,900	103,538

		418,467

Media—2.1%
Cinemark Holdings, Inc.	3,563,100	81,417
Meredith Corp. (b)	2,064,966	65,955

		147,372

Metals & Mining—6.1%
AMCOL International Corp.	684,304	19,373
Compass Minerals International, Inc.	1,039,400	79,285
Gold Resource Corp.	2,514,206	65,344
HudBay Minerals, Inc.	6,498,764	50,108
IAMGOLD Corp.	4,449,400	52,503
Royal Gold, Inc.	1,244,255	97,550
Steel Dynamics, Inc.	4,300,900	50,536

		414,699

Multi-Utilities—0.7%
Avista Corp.	1,704,700	45,515

Oil, Gas & Consumable Fuels—9.8%
Alliance Resource Partners L.P.	698,500	39,200
Berry Petroleum Co., Class A	2,102,200	83,373
Buckeye Partners L.P.	1,005,100	52,436
Cimarex Energy Co.	1,023,900	56,438
CVR Energy, Inc. (a)	2,529,500	67,234
Energen Corp.	1,504,100	67,880
HollyFrontier Corp.	1,980,300	70,162
Pioneer Southwest Energy Partners L.P.	744,100	19,138
Ship Finance International Ltd.	1,677,800	26,224
Sunoco Logistics Partners L.P.	1,542,870	55,960
TC Pipelines L.P.	548,400	23,636
Transmontaigne Partners L.P.	451,000	15,000
World Fuel Services Corp.	2,368,173	90,062

		666,743

Paper & Forest Products—0.7%
Buckeye Technologies, Inc.	908,500	25,883
Neenah Paper, Inc.	756,613	20,194

		46,077

	Shares	Value (000s)
Real Estate Investment Trust—3.9%
CreXus Investment Corp.	3,595,600	$36,567
Franklin Street Properties Corp.	2,928,300	30,981
Hatteras Financial Corp.	1,296,300	37,074
Omega Healthcare Investors, Inc.	3,035,500	68,299
PS Business Parks, Inc.	725,000	49,097
Sovran Self Storage, Inc.	860,600	43,108

		265,126

Road & Rail—0.3%
Werner Enterprises, Inc.	795,300	19,000

Semiconductors & Semiconductor Equipment—0.3%
Brooks Automation, Inc.	2,484,700	23,456

Specialty Retail—3.0%
Aaron’s, Inc.	2,504,200	70,894
Buckle, Inc.	1,902,500	75,282
Group 1 Automotive, Inc. (b)	1,350,723	61,606

		207,782

Textiles, Apparel & Luxury Goods—1.6%
True Religion Apparel, Inc.	951,618	27,578
Wolverine World Wide, Inc.	2,051,400	79,553

		107,131

Thrifts & Mortgage Finance—0.7%
Washington Federal, Inc.	3,022,100	51,043

Tobacco—1.1%
Universal Corp. (b)	1,563,300	72,428

Trading Companies & Distributors—1.3%
Applied Industrial Technologies, Inc.	559,000	20,599
TAL International Group, Inc.	1,052,400	35,245
Textainer Group Holdings Ltd.	830,468	30,644

		86,488

Total Common Stock (cost—$5,201,768)		6,477,759

MUTUAL FUNDS—1.2%
Allianz Global Investors Money Market Fund, Institutional II Class (b)	25,000,000	25,000
Central Fund of Canada Ltd., Class A	2,848,100	56,364

Total Mutual Funds (cost—$60,007)		81,364

	Principal Amount (000s)
Repurchase Agreements—3.0%

State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $201,555; collateralized by Freddie Mac, 0.55%—2.875%, due 2/9/15— 2/13/15, valued at $116,356 including accrued interest and U.S. Treasury Notes, 0.25%—2.25%, due 1/31/15—2/15/15, valued at $89,232 including accrued interest

(cost—$201,555)	$201,555	201,555

Total Investments (cost—$5,463,330)—99.0%		6,760,678

Value (000s)

Other assets less liabilities—1.0%	$68,350

Net Assets—100.0%	$6,829,028

Notes to Schedule of Investments:
(a) Non-income producing.

(b) Affiliated security.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	43

Schedule of Investments

June 30, 2012

AGIC Growth

	Shares	Value (000s)

COMMON STOCK—97.7%
Aerospace & Defense—2.1%
Precision Castparts Corp.	75,670	$12,447

Air Freight & Logistics—1.6%
FedEx Corp.	101,989	9,343

Beverages—2.6%
Coca-Cola Co.	201,550	15,759

Biotechnology—3.7%
Celgene Corp. (a)	143,010	9,176
Gilead Sciences, Inc. (a)	254,530	13,052

		22,228

Chemicals—5.1%
CF Industries Holdings, Inc.	68,030	13,180
Ecolab, Inc.	118,150	8,097
Monsanto Co.	114,318	9,463

		30,740

Communications Equipment—3.1%
QUALCOMM, Inc.	331,760	18,472

Computers & Peripherals—10.5%
Apple, Inc. (a)	89,680	52,373
EMC Corp. (a)	414,744	10,630

		63,003

Construction & Engineering—1.3%
Fluor Corp.	155,960	7,695

Consumer Finance—1.5%
Capital One Financial Corp.	167,150	9,136

Diversified Financial Services—1.9%
JPMorgan Chase & Co.	316,420	11,306

Energy Equipment & Services—1.4%
Schlumberger Ltd.	132,140	8,577

Financial Services—3.0%
Visa, Inc., Class A	142,030	17,559

Food & Staples Retailing—1.7%
Costco Wholesale Corp.	106,100	10,080

Food Products—1.7%
Kraft Foods, Inc., Class A	267,130	10,317

Health Care Equipment & Supplies—1.9%
Stryker Corp.	207,690	11,444

Health Care Providers & Services—4.1%
CIGNA Corp.	230,100	10,124
Express Scripts Holding Co. (a)	258,650	14,441

		24,565

Hotels, Restaurants & Leisure—2.7%
Las Vegas Sands Corp.	167,800	7,298
Starbucks Corp.	161,850	8,630

		15,928

Household Products—1.6%
Clorox Co.	130,100	9,427

Industrial Conglomerates—3.8%
General Electric Co.	635,150	13,236
Tyco International Ltd.	179,140	9,468

		22,704

Internet Software & Services—5.3%
Baidu, Inc. ADR (a)	59,100	6,795
eBay, Inc. (a)	306,250	12,866
Google, Inc., Class A (a)	20,410	11,839

		31,500

	Shares	Value (000s)

IT Services—3.5%
International Business Machines Corp.	60,400	$11,813
Teradata Corp. (a)	127,340	9,170

		20,983

Media—4.0%
CBS Corp., Class B	419,450	13,749
Time Warner Cable, Inc.	119,900	9,844

		23,593

Multiline Retail—3.4%
Dollar General Corp. (a)	171,150	9,309
Macy’s, Inc.	326,840	11,227

		20,536

Oil, Gas & Consumable Fuels—4.2%
EOG Resources, Inc.	147,250	13,269
Pioneer Natural Resources Co.	135,450	11,948

		25,217

Personal Products—1.5%
Estee Lauder Cos., Inc., Class A	163,500	8,849

Pharmaceuticals—2.0%
Perrigo Co.	102,680	12,109

Real Estate Investment Trust—1.7%
American Tower Corp.	147,950	10,343

Road & Rail—2.2%
Union Pacific Corp.	110,673	13,204

Semiconductors & Semiconductor Equipment—2.3%
ARM Holdings PLC ADR	271,370	6,456
Broadcom Corp., Class A (a)	219,950	7,434

		13,890

Software—7.3%
Citrix Systems, Inc. (a)	114,093	9,577
Intuit, Inc.	107,300	6,368
Microsoft Corp.	633,900	19,391
VMware, Inc., Class A (a)	90,630	8,251

		43,587

Specialty Retail—5.0%
Home Depot, Inc.	279,150	14,792
TJX Cos., Inc.	344,800	14,802

		29,594

Total Common Stock (cost—$452,688)		584,135

	Principal Amount (000s)
Repurchase Agreements—2.7%
State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $16,020; collateralized by U.S. Treasury Notes, 0.25%, due 2/15/15, valued at $16,341 including accrued interest
(cost—$16,020)	$16,020	16,020

Total Investments (cost—$468,708)—100.4%		600,155

Liabilities in excess of other assets—(0.4)%		(2,162)

Net Assets—100.0%		$597,993

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

44	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2012

RCM Large-Cap Growth

	Shares	Value (000s)

COMMON STOCK—98.0%
Aerospace & Defense—5.0%
Precision Castparts Corp.	54,860	$9,024
United Technologies Corp.	131,686	9,946

		18,970

Auto Components—1.2%
BorgWarner, Inc. (a)	71,315	4,678

Automobiles—1.4%
Harley-Davidson, Inc.	114,227	5,224

Beverages—3.7%
Coca-Cola Co.	177,555	13,883

Biotechnology—1.4%
Biogen Idec, Inc. (a)	37,055	5,350

Chemicals—1.2%
Potash Corp. of Saskatchewan, Inc.	106,995	4,675

Commercial Banks—1.6%
Wells Fargo & Co.	182,412	6,100

Communications Equipment—2.3%
QUALCOMM, Inc.	153,881	8,568

Computers & Peripherals—10.6%
Apple, Inc. (a)	56,850	33,200
EMC Corp. (a)	261,258	6,696

		39,896

Electrical Equipment—1.4%
Rockwell Automation, Inc.	80,265	5,302

Energy Equipment & Services—4.3%
Cameron International Corp. (a)	110,111	4,703
National-Oilwell Varco, Inc.	61,705	3,976
Schlumberger Ltd.	114,077	7,405

		16,084

Financial Services—2.7%
Visa, Inc., Class A	81,621	10,091

Food & Staples Retailing—3.0%
Costco Wholesale Corp.	84,180	7,997
Walgreen Co.	114,044	3,374

		11,371

Food Products—4.3%
Hershey Co.	108,210	7,794
Mead Johnson Nutrition Co., Class A	102,380	8,243

		16,037

Health Care Equipment & Supplies—2.7%
Edwards Lifesciences Corp. (a)	50,790	5,246
St. Jude Medical, Inc.	125,625	5,014

		10,260

Health Care Providers & Services—5.2%
Cardinal Health, Inc.	212,642	8,931
UnitedHealth Group, Inc.	179,440	10,497

		19,428

Hotels, Restaurants & Leisure—3.6%
McDonald’s Corp.	91,055	8,061
Starbucks Corp.	102,307	5,455

		13,516

Household Products—1.1%
Procter & Gamble Co.	65,060	3,985

Industrial Conglomerates—1.5%
Danaher Corp.	104,922	5,464

Internet Software & Services—3.1%
Google, Inc., Class A (a)	19,845	11,512

	Shares	Value (000s)

IT Services—2.7%
Accenture PLC, Class A	170,225	$10,229

Life Sciences Tools & Services—1.3%
Agilent Technologies, Inc.	119,720	4,698

Machinery—1.1%
Deere & Co.	50,285	4,067

Media—1.8%
Time Warner, Inc.	177,258	6,824

Multiline Retail—1.2%
Dollar Tree, Inc. (a)	81,140	4,365

Oil, Gas & Consumable Fuels—2.3%
Occidental Petroleum Corp.	57,800	4,957
Pioneer Natural Resources Co.	40,515	3,574

		8,531

Pharmaceuticals—5.8%
Allergan, Inc.	127,168	11,772
Johnson & Johnson	146,640	9,907

		21,679

Road & Rail—2.7%
Union Pacific Corp.	85,605	10,214

Semiconductors & Semiconductor Equipment—5.3%
Intel Corp.	322,030	8,582
Microchip Technology, Inc.	231,148	7,646
Texas Instruments, Inc.	134,045	3,846

		20,074

Software—7.5%
Microsoft Corp.	598,112	18,296
Oracle Corp.	207,668	6,168
Salesforce.com, Inc. (a)	26,810	3,707

		28,171

Specialty Retail—1.5%
Autozone, Inc. (a)	15,035	5,520

Textiles, Apparel & Luxury Goods—2.7%
Coach, Inc.	62,045	3,628
Nike, Inc., Class B	74,800	6,566

		10,194

Tobacco—0.8%
Philip Morris International, Inc.	32,583	2,843

Total Common Stock (cost—$309,573)		367,803

	Principal Amount (000s)
Repurchase Agreements—1.5%
State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $5,732; collateralized by U.S. Treasury Notes, 0.25%, due 2/15/15, valued at $5,848 including accrued interest
(cost—$5,732)	$5,732	5,732

Total Investments (cost—$315,305)—99.5%		373,535

Other assets less liabilities—0.5%		1,700

Net Assets—100.0%		$375,235

Notes to Schedule of Investments:
(a) Non-income producing.

RCM Mid-Cap

	Shares	Value (000s)

COMMON STOCK—99.4%
Aerospace & Defense—1.7%
BE Aerospace, Inc. (a)	124,900	$5,453

Auto Components—1.7%
BorgWarner, Inc. (a)	86,590	5,679

Automobiles—1.9%
Harley-Davidson, Inc.	140,410	6,421

Beverages—0.9%
Coca-Cola Enterprises, Inc.	100,195	2,809

Biotechnology—3.4%
Cepheid, Inc. (a)	93,355	4,178
Halozyme Therapeutics, Inc. (a)	361,115	3,199
Idenix Pharmaceuticals, Inc. (a)	103,515	1,066
Ironwood Pharmaceuticals, Inc. (a)	141,930	1,956
Vertex Pharmaceuticals, Inc. (a)	15,125	846

		11,245

Building Products—2.0%
Fortune Brands Home & Security, Inc. (a)	225,150	5,014
Owens Corning (a)	59,270	1,692

		6,706

Capital Markets—1.5%
KKR & Co. L.P.	251,210	3,238
SEI Investments Co.	90,385	1,798

		5,036

Chemicals—2.2%
Airgas, Inc.	38,295	3,217
PPG Industries, Inc.	13,060	1,386
Valspar Corp.	48,930	2,568

		7,171

Commercial Banks—2.3%
Fifth Third Bancorp	196,940	2,639
Zions Bancorporation	252,490	4,903

		7,542

Commercial Services & Supplies—0.8%
Republic Services, Inc.	100,385	2,656

Communications Equipment—1.0%
JDS Uniphase Corp. (a)	286,275	3,149

Computers & Peripherals—2.4%
NetApp, Inc. (a)	118,160	3,760
Western Digital Corp. (a)	141,240	4,305

		8,065

Construction & Engineering—1.4%
KBR, Inc.	186,485	4,608

Diversified Consumer Services—0.9%
DeVry, Inc.	100,760	3,121

Electrical Equipment—4.7%
AMETEK, Inc.	154,935	7,733
Rockwell Automation, Inc.	71,670	4,735
Roper Industries, Inc.	32,505	3,204

		15,672

Energy Equipment & Services—3.9%
Cameron International Corp. (a)	137,425	5,870
Rowan Cos. PLC, Class A (a)	83,835	2,710
Weatherford International Ltd. (a)	333,365	4,210

		12,790

Food & Staples Retailing—2.4%
Whole Foods Market, Inc.	84,620	8,066

Food Products—4.4%
Hershey Co.	113,900	8,204

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	45

Schedule of Investments

June 30, 2012

	Shares	Value (000s)

Mead Johnson Nutrition Co., Class A	80,645	$6,493

		14,697

Health Care Equipment & Supplies—4.0%
Cooper Cos., Inc.	73,745	5,882
Edwards Lifesciences Corp. (a)	25,470	2,631
Sirona Dental Systems, Inc. (a)	47,395	2,133
St. Jude Medical, Inc.	65,460	2,613

		13,259

Health Care Providers & Services—4.0%
Centene Corp. (a)	110,125	3,321
DaVita, Inc. (a)	65,405	6,424
Henry Schein, Inc. (a)	26,830	2,106
Universal Health Services, Inc., Class B	32,300	1,394

		13,245

Health Care Technology—3.9%
Cerner Corp. (a)	87,970	7,271
SXC Health Solutions Corp. (a)	56,555	5,611

		12,882

Hotels, Restaurants & Leisure—2.6%
Chipotle Mexican Grill, Inc., Class A (a)	14,620	5,555
Starwood Hotels & Resorts Worldwide, Inc.	58,605	3,108

		8,663

Insurance—1.0%
Arch Capital Group Ltd. (a)	86,915	3,450

Internet & Catalog Retail—0.5%
Groupon, Inc. (a)	163,645	1,740

Internet Software & Services—1.4%
Akamai Technologies, Inc. (a)	147,400	4,680

Leisure Equipment & Products—1.1%
Hasbro, Inc.	106,910	3,621

Life Sciences Tools & Services—2.2%
Agilent Technologies, Inc.	184,015	7,221

Machinery—2.1%
Colfax Corp. (a)	110,585	3,049
Navistar International Corp. (a)	137,825	3,910

		6,959

Media—5.5%
CBS Corp., Class B	138,330	4,534
Interpublic Group of Cos., Inc.	209,600	2,274
McGraw-Hill Cos., Inc.	130,705	5,882
Scripps Networks Interactive, Inc., Class A	94,820	5,392

		18,082

Metals & Mining—2.5%
Carpenter Technology Corp.	105,815	5,062
Cliffs Natural Resources, Inc.	68,325	3,368

		8,430

Multiline Retail—2.5%
Dollar Tree, Inc. (a)	155,790	8,382

Oil, Gas & Consumable Fuels—3.6%
Cobalt International Energy, Inc. (a)	152,345	3,580
Energy XXI Bermuda Ltd.	50,640	1,585
Pioneer Natural Resources Co.	62,695	5,530
Plains Exploration & Production Co. (a)	38,495	1,354

		12,049

Pharmaceuticals—0.7%
Perrigo Co.	19,200	2,264

	Shares	Value (000s)

Professional Services—2.1%
IHS, Inc., Class A (a)	41,430	$4,463
Verisk Analytics, Inc., Class A (a)	49,760	2,451

		6,914

Real Estate Management & Development—1.2%
CBRE Group, Inc., Class A (a)	246,685	4,036

Road & Rail—1.4%
J.B. Hunt Transport Services, Inc.	77,810	4,637

Semiconductors & Semiconductor Equipment—5.4%
Altera Corp.	113,320	3,835
Analog Devices, Inc.	50,690	1,910
Avago Technologies Ltd.	131,295	4,713
Lam Research Corp. (a)	86,500	3,265
Microchip Technology, Inc.	80,660	2,668
ON Semiconductor Corp. (a)	209,180	1,485

		17,876

Software—5.5%
Citrix Systems, Inc. (a)	61,660	5,176
Fortinet, Inc. (a)	92,730	2,153
Symantec Corp. (a)	294,430	4,301
TIBCO Software, Inc. (a)	181,245	5,423
Ultimate Software Group, Inc. (a)	14,250	1,270

		18,323

Specialty Retail—5.3%
Dick’s Sporting Goods, Inc.	157,010	7,537
Tractor Supply Co.	71,950	5,976
Ulta Salon Cosmetics & Fragrance, Inc.	43,515	4,063

		17,576

Textiles, Apparel & Luxury Goods—1.4%
Michael Kors Holdings Ltd. (a)	54,780	2,292
V.F. Corp.	17,335	2,313

		4,605

Total Common Stock (cost—$329,115)		329,780

	Principal Amount (000s)
Repurchase Agreements—1.0%
State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $3,447; collateralized by U.S. Treasury Notes, 0.25%, due 2/15/15, valued at $3,519 including accrued interest
(cost—$3,447)	$3,447	3,447

Total Investments (cost—$332,562)—100.4%		333,227

Liabilities in excess of other assets—(0.4)%		(1,381)

Net Assets—100.0%		$331,846

Notes to Schedule of Investments:
(a) Non-income producing.

46	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	47

Statements of Assets and Liabilities

June 30, 2012
Amounts in thousands, except per share amounts	AGIC Income & Growth	AGIC Opportunity	AGIC U.S. Managed Volatility		NFJ All-Cap Value

Assets:
Investments, at value	$993,609	$166,525	$18,829		$23,545
Investments in Affiliates, at value	—	—	—		—
Cash	1,005	— *	—	*	—	*
Foreign currency, at value	—	—	—		—
Receivable for investments sold	20,942	1,975	—		285
Receivable for investments in Affiliates sold	—	—	—		—
Receivable for Fund shares sold	5,419	67	23		82
Dividends and interest receivable (net of foreign taxes)	8,450	5	68		63
Dividends and interest receivable from Affiliates	—	—	—		—
Tax reclaim receivable	—	—	—		1
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	21	26	3		3
Total Assets	1,029,446	168,598	18,923		23,979

Liabilities:
Payable for investments purchased	32,014	1,623	410		366
Options written, at value	1,177	—	—		—
Payable for Fund shares redeemed	2,557	255	—		47
Investment Advisory fees payable	514	87	5		12
Administration fees payable	308	49	5		8
Distribution fees payable	204	34	2		4
Servicing fees payable	146	22	2		4
Trustees Deferred Compensation Plan Payable (see Note 4)	21	26	3		3
Total Liabilities	36,941	2,096	427		444
Net Assets	$992,505	$166,502	$18,496		$23,535

Net Assets Consist of:
Paid-in-capital	$1,061,375	$169,357	$17,999		$36,700
Undistributed (dividends in excess of) net investment income	815	(1,080)	244		209
Accumulated net realized gain (loss)	16,046	(8,372)	(1,014)		(14,201)
Net unrealized appreciation (depreciation) of investments, options written and foreign currency transactions	(85,731)	6,597	1,267		827
Net Assets	$992,505	$166,502	$18,496		$23,535

Net Assets:
Class A	$349,492	$54,698	$6,412		$12,026
Class B	—	1,125	880		630
Class C	340,815	56,119	2,540		6,347
Class D	37,672	667	707		1,431
Class R	1,338	161	—		—
Class P	156,842	1,466	82		2,760
Institutional Class	106,346	51,981	7,857		321
Administrative Class	—	285	18		20

Shares Issued and Outstanding:
Class A	30,263	2,244	471		1,110
Class B	—	64	69		60
Class C	30,351	3,198	200		613
Class D	3,251	36	52		130
Class R	115	9	—		—
Class P	13,476	80	6		250
Institutional Class	9,110	2,500	560		28
Administrative Class	—	14	1		2
*	Reflects actual amount rounding to less than $1,000.

48	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

NFJ Dividend Value		NFJ Large-Cap Value		NFJ Mid-Cap Value		NFJ Small-Cap Value		AGIC Growth	RCM Large-Cap Growth	RCM Mid-Cap

$7,489,718		$771,788		$672,337		$6,270,121		$600,155	$373,535	$333,227
143,629		—		—		490,557		—	—	—
—	*	—	*	—	*	—	*	1	1	1
—		—		7		—		—	—	—
176,962		26,391		9,789		89,052		—	4,616	3,976
—		—		—		4,021		—	—	—
10,033		1,045		199		6,015		344	106	23
17,546		1,971		1,123		9,785		640	430	160
3		—		—		181		—	—	—
636		17		—		—		—	25	—
834		109		136		592		63	49	9
7,839,361		801,321		683,591		6,870,324		601,203	378,762	337,396

77,868		—		60		23,357		1,882	2,799	4,682
—		—		—		—		—	—	—
9,827		140,632		892		11,753		608	411	467
2,787		286		326		3,111		241	139	126
1,853		218		213		1,457		190	100	102
490		70		124		487		115	11	109
520		65		124		539		111	18	55
834		109		136		592		63	49	9
94,179		141,380		1,875		41,296		3,210	3,527	5,550
$7,745,182		$659,941		$681,716		$6,829,028		$597,993	$375,235	$331,846

$9,825,883		$1,194,153		$875,694		$5,284,670		$526,249	$312,995	$351,899
2,603		986		7,465		78,153		(488)	1,942	(458)
(2,221,245)		(613,322)		(281,387)		174,111		(59,215)	2,068	(20,260)
137,941		78,124		79,944		1,292,094		131,447	58,230	665
$7,745,182		$659,941		$681,716		$6,829,028		$597,993	$375,235	$331,846

$1,657,689		$164,440		$397,102		$2,069,509		$343,859	$52,349	$95,731
32,940		8,692		12,728		12,678		3,709	1,267	2,320
424,818		102,906		188,453		329,937		178,931	6,910	173,734
264,166		39,922		12,397		119,903		8,433	28,042	1,858
232,727		9,694		12,287		143,337		17,051	362	1,332
1,122,084		10,786		3,276		117,040		9,665	444	1,405
3,051,582		316,694		50,843		2,769,904		27,659	251,305	51,878
959,176		6,807		4,630		1,266,720		8,686	34,556	3,588

139,619		11,293		23,567		73,245		10,891	3,805	33,803
2,747		595		858		462		146	98	882
35,621		7,080		13,084		12,233		7,038	535	66,230
22,173		2,738		728		4,137		302	2,039	646
19,658		663		823		4,949		641	26	470
93,841		730		228		3,956		366	32	464
255,159		21,695		2,856		93,267		935	17,875	17,106
79,880		464		268		44,874		305	2,490	1,228

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	49

Statements of Assets and Liabilities  (Cont.)

June 30, 2012
	AGIC Income & Growth	AGIC Opportunity	AGIC U.S. Managed Volatility	NFJ All-Cap Value

Net Asset Value and Redemption Price Per Share*:
Class A	$11.55	$24.38	$13.62	$10.83
Class B	—	17.56	12.69	10.54
Class C	11.23	17.55	12.70	10.35
Class D	11.59	18.34	13.59	10.98
Class R	11.62	17.78	—	—
Class P	11.64	18.31	13.98	11.05
Institutional Class	11.67	20.79	14.04	11.55
Administrative Class	—	20.13	13.77	11.20

Cost of Investments	$1,079,121	$159,928	$17,562	$22,715
Cost of Investments in Affiliates	$—	$—	$—	$—
Cost of Foreign Currency	$—	$—	$—	$—
Premiums Received for Options Written	$958	$—	$—	$—
*	Net asset value and redemption price per share may not recalculate exactly due to the rounding of certain numbers to the thousands.

50	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

NFJ Dividend Value	NFJ Large-Cap Value	NFJ Mid-Cap Value	NFJ Small-Cap Value	AGIC Growth	RCM Large-Cap Growth	RCM Mid-Cap

$11.87	$14.56	$16.85	$28.25	$31.57	$13.76	$2.83
11.99	14.60	14.83	27.46	25.43	12.88	2.63
11.93	14.53	14.40	26.97	25.43	12.91	2.62
11.91	14.58	17.02	28.98	27.88	13.75	2.88
11.84	14.63	14.93	28.96	26.59	13.67	2.84
11.96	14.78	14.38	29.59	26.43	14.01	3.03
11.96	14.60	17.80	29.70	29.57	14.06	3.03
12.01	14.66	17.30	28.23	28.50	13.88	2.92

$7,227,512	$693,664	$592,104	$5,064,139	$468,708	$315,305	$332,562
$267,903	$—	$—	$399,191	$—	$—	$—
$—	$—	$7	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	51

Statements of Operations

Year ended June 30, 2012
Amounts in thousands	AGIC Income & Growth	AGIC Opportunity		AGIC U.S. Managed Volatility		NFJ All-Cap Value		NFJ Dividend Value

Investment Income:
Interest	$29,545	$—	*	$—	*	$—	*	$18
Dividends, net of foreign withholding taxes (see Note 1(h))	7,423	297		477		707		276,428
Dividends from investments in Affiliates	—	—		—		—		10,039
Miscellaneous income	282	—	*	—		—		— *
Total Income	37,250	297		477		707		286,485

Expenses:
Investment Advisory fees	5,481	1,444		72		147		34,549
Administration fees	3,293	795		66		91		23,444
Distribution fees — Class B	—	15		9		7		331
Distribution fees — Class C	2,197	472		21		45		3,247
Distribution fees — Class R	2	—	*	—		—		570
Servicing fees — Class A	800	152		15		29		4,112
Servicing fees — Class B	—	5		3		2		110
Servicing fees — Class C	732	157		7		15		1,082
Servicing fees — Class D	88	3		1		5		1,617
Servicing fees — Class R	2	1		—		—		570
Distribution and/or servicing fees — Administrative Class	—	3		—	*	—	*	2,525
Trustees’ fees	87	22		2		2		782
Interest expense	—	7		3		—	*	2
Tax expense	—	—		1		—	*	—
Miscellaneous expense	— *	—	*	—	*	—	*	16
Total Expenses	12,682	3,076		200		343		72,957
Less: Investment Advisory/Administration fees waived	—	—		—		—		—
Net Expenses	12,682	3,076		200		343		72,957
Net Investment Income (Loss)	24,568	(2,779)		277		364		213,528

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	50,219	3,525		2,457		(161)		318,062
Investments in Affiliates	—	—		—		—		—
Foreign currency transactions	—	—		—		—		—
Options written	(310)	—		—		—		—
Payments from Affiliates (see Note 9)	—	—		—		—		—
Net change in unrealized appreciation/depreciation of:
Investments	(76,133)	(47,103)		(2,295)		(519)		(275,586)
Investments in Affiliates	—	—		—		—		(124,274)
Foreign currency transactions	—	—		—		—		—
Options written	(192)	—		—		—		—
Net Realized and Change in Unrealized Gain (Loss)	(26,416)	(43,578)		162		(680)		(81,798)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(1,848)	$(46,357)		$439		$(316)		$131,730
*	Reflects actual amount rounding to less than $1,000.

52	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

NFJ Large-Cap Value	NFJ Mid-Cap Value	NFJ Small-Cap Value	AGIC Growth		RCM Large-Cap Growth	RCM Mid-Cap

$1	$1	$31	$1		$1	$—	*
30,906	17,918	156,973	7,071		5,657	916
—	—	20,971	—		—	—
—	1	1	—		—	—
30,907	17,920	177,976	7,072		5,658	916

4,262	4,278	39,941	3,043		1,870	522
3,482	2,818	20,926	2,399		1,347	391
138	239	153	37		15	13
809	1,512	2,688	1,366		59	227
25	34	387	45		1	4
439	1,038	5,576	878		142	57
46	80	51	12		5	4
270	504	896	455		20	76
812	37	326	21		80	4
25	34	387	45		1	4
20	14	3,394	21		86	8
93	71	705	62		42	13
—	—	—	—		—	—
—	—	71	—		—	—	*
— *	— *	6	—	*	— *	—	*
10,421	10,659	75,507	8,384		3,668	1,323
—	—	(2,022)	—		—	—
10,421	10,659	73,485	8,384		3,668	1,323
20,486	7,261	104,491	(1,312)		1,990	(407)

34,097	22,914	403,211	10,636		24,664	44,795
—	—	(34,567)	—		—	—
—	(2)	(53)	—		(1)	—
—	—	—	—		—	—
—	—	151	—		—	—	*

(77,954)	(67,682)	(726,977)	5,500		(33,675)	(69,736)
—	—	(33,394)	—		—	—
—	(34)	—	—		—	—
—	—	—	—		—	—
(43,857)	(44,804)	(391,629)	16,136		(9,012)	(24,941)
$(23,371)	$(37,543)	$(287,138)	$14,824		$(7,022)	$(25,348)

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	53

Statements of Changes in Net Assets

Amounts in thousands	AGIC Income & Growth		AGIC Opportunity		AGIC U.S. Managed Volatility

	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$24,568	$11,886	$(2,779)	$(3,311)	$277	$296
Net realized gain (loss) on investments, options written and foreign currency transactions	49,909	41,487	3,525	40,773	2,457	7,181
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	(76,325)	5,069	(47,103)	46,259	(2,295)	2,625
Net change in unrealized appreciation/depreciation of investments in Affiliates	—	—	—	—	—	—
Net increase (decrease) resulting from investment operations	(1,848)	58,442	(46,357)	83,721	439	10,102

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(12,632)	(3,405)	—	—	(19)	(43)
Class B	—	—	—	—	— *	— *
Class C	(10,865)	(2,036)	—	—	— *	— *
Class D	(1,408)	(280)	—	—	(3)	(4)
Class R	(24)	—	—	—	—	—
Class P	(4,637)	(776)	—	—	(1)	— *
Institutional Class	(3,191)	(922)	—	—	(65)	(283)
Administrative Class	—	—	—	—	— *	— *
Net realized capital gains
Class A	(16,607)	(13,020)	(1,625)	—	(451)	—
Class B	—	—	(73)	—	(106)	—
Class C	(15,628)	(9,933)	(2,305)	—	(266)	—
Class D	(1,805)	(1,285)	(47)	—	(49)	—
Class R	(35)	—	(6)	—	—	—
Class P	(5,997)	(2,984)	(65)	—	(6)	—
Institutional Class	(4,171)	(2,783)	(2,809)	—	(692)	—
Administrative Class	—	—	(24)	—	(2)	—
Total Dividends and Distributions to Shareholders	(77,000)	(37,424)	(6,954)	—	(1,660)	(330)

Fund Share Transactions:
Net proceeds from the sale of shares	557,495	695,786	29,960	64,650	8,466	6,718
Issued in reinvestment of dividends and distributions	59,048	27,214	6,280	—	1,479	319
Cost of shares redeemed	(309,891)	(140,836)	(123,156)	(109,340)	(13,894)	(32,359)
Net increase (decrease) from Fund share transactions	306,652	582,164	(86,916)	(44,690)	(3,949)	(25,322)
Total Increase (Decrease) in Net Assets	227,804	603,182	(140,227)	39,031	(5,170)	(15,550)

Net Assets:
Beginning of year	764,701	161,519	306,729	267,698	23,666	39,216
End of year†	$992,505	$764,701	$166,502	$306,729	$18,496	$23,666
† Including undistributed (dividends in excess of) net investment income of:	$815	$6,068	$(1,080)	$(27)	$244	$54
*	Reflects actual amount rounding to less than $1,000.

54	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

NFJ All-Cap Value		NFJ Dividend Value		NFJ Large-Cap Value		NFJ Mid-Cap Value

Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011

$364	$381	$213,528	$209,877	$20,486	$24,485	$7,261	$8,378
(161)	2,592	318,062	135,287	34,097	33,496	22,912	136,141
(519)	3,129	(275,586)	1,542,657	(77,954)	239,317	(67,716)	86,446
—	—	(124,274)	—	—	—	—	—
(316)	6,102	131,730	1,887,821	(23,371)	297,298	(37,543)	230,965

(190)	(262)	(45,273)	(48,080)	(3,968)	(4,655)	(4,765)	(6,978)
(5)	(22)	(774)	(1,361)	(230)	(444)	— *	(94)
(62)	(98)	(8,465)	(9,768)	(1,657)	(1,655)	(1,235)	(1,800)
(29)	(53)	(15,473)	(19,918)	(6,097)	(13,187)	(113)	(208)
—	—	(5,793)	(5,708)	(196)	(205)	(163)	(180)
(47)	(27)	(32,879)	(28,199)	(246)	(198)	(51)	—
(1)	—	(82,704)	(69,449)	(8,170)	(4,380)	(238)	(163)
— *	(1)	(28,140)	(30,756)	(136)	(337)	(68)	(108)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(334)	(463)	(219,501)	(213,239)	(20,700)	(25,061)	(6,633)	(9,531)

9,005	15,767	2,690,748	2,724,597	559,693	256,404	118,608	215,006
282	379	188,070	174,548	19,556	23,403	5,705	8,162
(8,835)	(15,228)	(3,120,183)	(2,248,812)	(1,135,726)	(382,936)	(237,559)	(328,061)
452	918	(241,365)	650,333	(556,477)	(103,129)	(113,246)	(104,893)
(198)	6,557	(329,136)	2,324,915	(600,548)	169,108	(157,422)	116,541

23,733	17,176	8,074,318	5,749,403	1,260,489	1,091,381	839,138	722,597
$23,535	$23,733	$7,745,182	$8,074,318	$659,941	$1,260,489	$681,716	$839,138
$209	$180	$2,603	$8,042	$986	$1,040	$7,465	$5,542

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	55

Statements of Changes in Net Assets  (Cont.)

June 30, 2012	NFJ Small-Cap Value		AGIC Growth		RCM Large-Cap Growth

	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012		Year ended June 30, 2011

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$104,491	$90,801	$(1,312)	$(2,649)	$1,990		$965
Net realized gain on investments, options written and foreign currency transactions	403,158	549,251	10,636	63,074	24,663		26,464
Net realized gain (loss) on investments in Affiliates	(34,567)	42,735	—	—	—		—
Payments from Affiliates (see Note 9)	151	—	—	—	—		—
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	(726,977)	1,126,340	5,500	120,591	(33,675)		78,918
Net change in unrealized appreciation/depreciation of investments in Affiliates	(33,394)	138,239	—	—	—		—
Net increase (decrease) resulting from investment operations	(287,138)	1,947,366	14,824	181,016	(7,022)		106,347

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(34,739)	(36,127)	—	—	—	*	(30)
Class B	— *	(162)	—	—	—	*	— *
Class C	(2,882)	(3,408)	—	—	—	*	— *
Class D	(1,915)	(2,036)	—	—	—	*	(13)
Class R	(1,898)	(2,026)	—	—	—	*	— *
Class P	(1,485)	(883)	—	—	—	*	(10)
Institutional Class	(48,836)	(44,654)	—	—	(525)		(888)
Administrative Class	(23,227)	(22,642)	—	—	—	*	(82)
Net realized capital gains
Class A	(65,153)	—	—	—	—		—
Class B	(572)	—	—	—	—		—
Class C	(10,895)	—	—	—	—		—
Class D	(3,693)	—	—	—	—		—
Class R	(4,384)	—	—	—	—		—
Class P	(2,345)	—	—	—	—		—
Institutional Class	(71,715)	—	—	—	—		—
Administrative Class	(39,521)	—	—	—	—		—
Total Dividends and Distributions to Shareholders	(313,260)	(111,938)	—	—	(525)		(1,023)

Fund Share Transactions:
Net proceeds from the sale of shares	1,447,939	1,746,873	57,036	83,216	72,691		114,105
Issued in reorganization	—	—	—	—	—		—
Issued in reinvestment of dividends and distributions	284,302	99,942	—	—	520		1,002
Cost of shares redeemed	(2,173,542)	(1,797,597)	(127,677)	(240,786)	(156,305)		(136,581)
Net increase (decrease) from Fund share transactions	(441,301)	49,218	(70,641)	(157,570)	(83,094)		(21,474)
Total Increase (Decrease) in Net Assets	(1,041,699)	1,884,646	(55,817)	23,446	(90,641)		83,850

Net Assets:
Beginning of year	7,870,727	5,986,081	653,810	630,364	465,876		382,026
End of year†	$6,829,028	$7,870,727	$597,993	$653,810	$375,235		$465,876
† Including undistributed (dividends in excess of) net investment income of:	$78,153	$74,954	$(488)	$(61)	$1,942		$478
*	Reflects actual amount rounding to less than $1,000.

56	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

RCM Mid-Cap

Year ended June 30, 2012	Year ended June 30, 2011

$(407)	$(198)
44,795	12,224
—	—
— *	2
(69,736)	9,517
—	—
(25,348)	21,545

—	(13)
—	— *
—	— *
—	(1)
—	(2)
—	—
—	(110)
—	(7)

(323)	—
(53)	—
(171)	—
(52)	—
(54)	—
—	—
(1,507)	—
(83)	—
(2,243)	(133)

12,403	23,464
289,148	—
2,157	121
(26,077)	(15,921)
277,631	7,664
250,040	29,076

81,806	52,730
$331,846	$81,806
$(458)	$(10)

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	57

Financial Highlights

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC Income & Growth:
Class A
6/30/2012	$12.69	$0.36	$(0.43)	$(0.07)	$(0.46)	$(0.61)
6/30/2011	11.10	0.37	2.29	2.66	(0.28)	(0.79)
6/30/2010	10.22	0.44	1.48	1.92	(0.40)	(0.64)
6/30/2009	13.87	0.50	(2.71)	(2.21)	(0.88)	(0.56)
6/30/2008	15.54	0.74	(1.08)	(0.34)	(0.65)	(0.68)
Class C
6/30/2012	$12.42	$0.27	$(0.43)	$(0.16)	$(0.42)	$(0.61)
6/30/2011	10.93	0.27	2.26	2.53	(0.25)	(0.79)
6/30/2010	10.14	0.35	1.48	1.83	(0.40)	(0.64)
6/30/2009	13.82	0.43	(2.73)	(2.30)	(0.82)	(0.56)
6/30/2008	15.51	0.63	(1.09)	(0.46)	(0.55)	(0.68)
Class D
6/30/2012	$12.73	$0.37	$(0.44)	$(0.07)	$(0.46)	$(0.61)
6/30/2011	11.13	0.37	2.31	2.68	(0.29)	(0.79)
6/30/2010	10.27	0.44	1.49	1.93	(0.43)	(0.64)
6/30/2009	13.95	0.47	(2.71)	(2.24)	(0.88)	(0.56)
6/30/2008	15.55	0.72	(1.06)	(0.34)	(0.58)	(0.68)
Class R
6/30/2012	$12.78	$0.35	$(0.45)	$(0.10)	$(0.45)	$(0.61)
2/28/2011† - 6/30/2011	13.24	0.10	(0.22)	(0.12)	(0.02)	(0.32)
Class P
6/30/2012	$12.77	$0.40	$(0.44)	$(0.04)	$(0.48)	$(0.61)
6/30/2011	11.14	0.40	2.32	2.72	(0.30)	(0.79)
6/30/2010	10.27	0.47	1.49	1.96	(0.45)	(0.64)
7/7/2008† - 6/30/2009	13.73	0.58	(2.58)	(2.00)	(0.90)	(0.56)
Institutional Class
6/30/2012	$12.80	$0.41	$(0.45)	$(0.04)	$(0.48)	$(0.61)
6/30/2011	11.16	0.42	2.31	2.73	(0.30)	(0.79)
6/30/2010	10.27	0.48	1.49	1.97	(0.44)	(0.64)
6/30/2009	13.93	0.58	(2.77)	(2.19)	(0.91)	(0.56)
6/30/2008	15.57	0.79	(1.08)	(0.29)	(0.67)	(0.68)
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Redemption fees eliminated effective May 1, 2009.
(d)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

58	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(c)		Net Asset Value End of Period	Total Return (d)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(1.07)	$—		$11.55	(0.22)%	$349,492	1.31%	3.10%	129%
(1.07)	—		12.69	24.66	320,215	1.31	2.91	192
(1.04)	—		11.10	18.87	79,686	1.32	3.75	186
(1.44)	—	(b)	10.22	(14.38)	13,246	1.30	4.99	159
(1.33)	—		13.87	(2.46)	1,176	1.31	4.97	152

$(1.03)	$—		$11.23	(1.01)%	$340,815	2.06%	2.36%	129%
(1.04)	—		12.42	23.77	265,737	2.06	2.14	192
(1.04)	—		10.93	17.90	40,389	2.06	3.01	186
(1.38)	—	(b)	10.14	(14.97)	4,416	2.05	4.47	159
(1.23)	—		13.82	(3.21)	808	2.06	4.25	152

$(1.07)	$—		$11.59	(0.22)%	$37,672	1.31%	3.09%	129%
(1.08)	—		12.73	24.59	37,456	1.31	2.87	192
(1.07)	—		11.13	18.84	4,103	1.32	3.76	186
(1.44)	—	(b)	10.27	(14.36)	491	1.28	4.56	159
(1.26)	—		13.95	2.35	11	1.31	4.79	152

$(1.06)	$—		$11.62	(0.50)%	$1,338	1.56%	2.94%	129%
(0.34)	—		12.78	(0.84)	10	1.56 *	2.28 *	192

$(1.09)	$—		$11.64	(0.01)%	$156,842	1.06%	3.37%	129%
(1.09)	—		12.77	25.06	81,471	1.06	3.16	192
(1.09)	—		11.14	19.11	12,979	1.07	4.01	186
(1.46)	—		10.27	(12.86)	44	1.01 *	5.73 *	159

$(1.09)	$—		$11.67	0.04%	$106,346	0.96%	3.46%	129%
(1.09)	—		12.80	25.15	59,812	0.96	3.30	192
(1.08)	—		11.16	19.26	24,362	0.96	4.13	186
(1.47)	—	(b)	10.27	(14.03)	28,853	0.92	5.68	159
(1.35)	—		13.93	(2.03)	20,626	0.92	5.22	152

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	59

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Fund Redemption Fees (a)(j)		Net Asset Value End of Period
AGIC Opportunity:
Class A
6/30/2012	$29.61	$(0.30)	$(4.26)	$(4.56)	$(0.67)	$—		$24.38
6/30/2011	22.12	(0.28)	7.77	7.49	—	—		29.61
6/30/2010	18.85	(0.20)	3.47	3.27	—	—	(b)	22.12
6/30/2009	22.81	(0.10)	(3.86)	(3.96)	—	—	(b)	18.85	(c)
6/30/2008	31.20	(0.15)	(4.99)	(5.14)	(3.25)	—	(b)	22.81
Class B
6/30/2012	$21.71	$(0.35)	$(3.13)	$(3.48)	$(0.67)	$—		$17.56
6/30/2011	16.35	(0.35)	5.71	5.36	—	—		21.71
6/30/2010	14.04	(0.27)	2.58	2.31	—	—	(b)	16.35
6/30/2009	17.11	(0.17)	(2.90)	(3.07)	—	—	(b)	14.04	(d)
6/30/2008	24.42	(0.27)	(3.79)	(4.06)	(3.25)	—	(b)	17.11
Class C
6/30/2012	$21.71	$(0.35)	$(3.14)	$(3.49)	$(0.67)	$—		$17.55
6/30/2011	16.34	(0.36)	5.73	5.37	—	—		21.71
6/30/2010	14.03	(0.28)	2.59	2.31	—	—	(b)	16.34
6/30/2009	17.10	(0.17)	(2.90)	(3.07)	—	—	(b)	14.03	(e)
6/30/2008	24.42	(0.27)	(3.80)	(4.07)	(3.25)	—	(b)	17.10
Class D
6/30/2012	$22.48	$(0.23)	$(3.24)	$(3.47)	$(0.67)	$—		$18.34
6/30/2011	16.79	(0.22)	5.91	5.69	—	—		22.48
6/30/2010	14.32	(0.15)	2.62	2.47	—	—	(b)	16.79
6/30/2009	17.31	(0.10)	(2.89)	(2.99)	—	—	(b)	14.32	(f)
6/30/2008	24.49	(0.06)	(3.87)	(3.93)	(3.25)	—	(b)	17.31
Class R
6/30/2012	$21.87	$(0.26)	$(3.16)	$(3.42)	$(0.67)	$—		$17.78
6/30/2011	16.39	(0.24)	5.72	5.48	—	—		21.87
11/2/2009† - 6/30/2010	14.80	(0.14)	1.73	1.59	—	—		16.39
Class P
6/30/2012	$22.38	$(0.18)	$(3.22)	$(3.40)	$(0.67)	$—		$18.31
6/30/2011	16.69	(0.17)	5.86	5.69	—	—		22.38
6/30/2010	14.18	(0.11)	2.62	2.51	—	—	(b)	16.69
7/7/2008† - 6/30/2009	16.43	(0.07)	(2.18)	(2.25)	—	—	(b)	14.18	(g)
Institutional Class
6/30/2012	$25.28	$(0.18)	$(3.64)	$(3.82)	$(0.67)	$—		$20.79
6/30/2011	18.83	(0.16)	6.61	6.45	—	—		25.28
6/30/2010	15.99	(0.11)	2.95	2.84	—	—	(b)	18.83
6/30/2009	19.26	(0.03)	(3.24)	(3.27)	—	—	(b)	15.99	(h)
6/30/2008	26.78	(0.04)	(4.23)	(4.27)	(3.25)	—	(b)	19.26
Administrative Class
6/30/2012	$24.57	$(0.22)	$(3.55)	$(3.77)	$(0.67)	$—		$20.13
6/30/2011	18.34	(0.21)	6.44	6.23	—	—		24.57
6/30/2010	15.61	(0.15)	2.88	2.73	—	—	(b)	18.34
6/30/2009	18.85	(0.06)	(3.18)	(3.24)	—	—	(b)	15.61	(i)
6/30/2008	26.34	(0.09)	(4.15)	(4.24)	(3.25)	—	(b)	18.85
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Capital contribution from Affiliate increased the end of year net asset value by $0.38 per share and the total return by 1.67%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.47 and (18.99)%, respectively.
(d)	Capital contribution from Affiliate increased the end of year net asset value by $0.29 per share and the total return by 1.70%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.75 and (19.59)%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.28 per share and the total return by 1.64%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.75 and (19.59)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.28 per share and the total return by 1.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $14.04 and (18.84)%, respectively.

60	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Total Return (k)		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

(15.21)%		$54,698	1.31%	1.31%	(1.18)%	130%
33.86		77,183	1.31	1.31	(1.08)	112
17.35		74,413	1.31	1.31	(0.90)	129
(17.32	)(c)	57,700	1.31	1.32	(0.57)	199
(18.02)		74,282	1.31	1.31	(0.57)	199

(15.78)%		$1,125	2.06%	2.06%	(1.93)%	130%
32.78		3,345	2.06	2.06	(1.82)	112
16.45		4,842	2.06	2.06	(1.66)	129
(17.89	)(d)	5,097	2.06	2.07	(1.31)	199
(18.65)		8,960	2.06	2.06	(1.32)	199

(15.83)%		$56,119	2.06%	2.06%	(1.93)%	130%
32.86		79,572	2.06	2.06	(1.82)	112
16.46		67,482	2.06	2.06	(1.66)	129
(17.95	)(e)	61,152	2.06	2.07	(1.32)	199
(18.64)		83,843	2.06	2.06	(1.32)	199

(15.18)%		$667	1.31%	1.31%	(1.18)%	130%
33.89		2,758	1.31	1.31	(1.06)	112
17.25		998	1.31	1.31	(0.89)	129
(17.23	)(f)	562	1.30	1.31	(0.78)	199
(18.02)		53	1.31	1.31	(0.30)	199

(15.38)%		$161	1.56%	1.56%	(1.43)%	130%
33.44		199	1.56	1.56	(1.16)	112
10.74		20	1.56 *	1.56 *	(1.21)*	129

(14.93)%		$1,466	1.06%	1.06%	(0.93)%	130%
34.09		2,672	1.06	1.06	(0.83)	112
17.70		2,627	1.05	1.05	(0.63)	129
(13.69	)(g)	876	0.99 *	1.00 *	(0.53)*	199

(14.88)%		$51,981	0.96%	0.96%	(0.83)%	130%
34.25		138,162	0.96	0.96	(0.72)	112
17.76		115,280	0.95	0.95	(0.56)	129
(16.94	)(h)	71,702	0.91	0.92	(0.18)	199
(17.73)		79,635	0.91	0.91	(0.20)	199

(15.11)%		$285	1.21%	1.21%	(1.07)%	130%
33.97		2,838	1.21	1.21	(0.97)	112
17.49		2,036	1.21	1.21	(0.77)	129
(17.19	)(i)	224	1.16	1.17	(0.45)	199
(17.88)		168	1.16	1.16	(0.40)	199
(g)	Capital contribution from Affiliate increased the end of period net asset value by $0.29 per share and the total return by 1.77%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $13.89 and (15.46)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.32 per share and the total return by 1.66%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.67 and (18.60)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.31 per share and the total return by 1.64%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.30 and (18.83)%, respectively.
(j)	Redemption fees eliminated effective May 1, 2009.
(k)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	61

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AGIC U.S. Managed Volatility:
Class A
6/30/2012	$14.32	$0.20	$0.34	$0.54	$(0.05)
6/30/2011	11.06	0.08	3.26	3.34	(0.08)
6/30/2010	10.02	0.04	1.05	1.09	(0.05)
6/30/2009	14.09	0.07	(4.13)	(4.06)	(0.01)
6/30/2008	15.20	— (c)	(0.78)	(0.78)	—
Class B
6/30/2012	$13.48	$0.09	$0.31	$0.40	$— (b)
6/30/2011	10.42	(0.01)	3.07	3.06	— (b)
6/30/2010	9.48	(0.04)	0.98	0.94	— (b)
6/30/2009	13.41	(0.01)	(3.92)	(3.93)	— (b)
6/30/2008	14.59	(0.10)	(0.75)	(0.85)	—
Class C
6/30/2012	$13.49	$0.10	$0.30	$0.40	$— (b)
6/30/2011	10.43	(0.01)	3.07	3.06	— (b)
6/30/2010	9.48	(0.04)	0.99	0.95	— (b)
6/30/2009	13.41	(0.01)	(3.92)	(3.93)	— (b)
6/30/2008	14.58	(0.11)	(0.73)	(0.84)	—
Class D
6/30/2012	$14.32	$0.22	$0.31	$0.53	$(0.07)
6/30/2011	11.06	0.09	3.26	3.35	(0.09)
6/30/2010	10.02	0.04	1.06	1.10	(0.06)
6/30/2009	14.07	0.07	(4.12)	(4.05)	— (b)
6/30/2008	15.18	— (c)	(0.78)	(0.78)	—
Class P
6/30/2012	$14.70	$0.25	$0.33	$0.58	$(0.11)
6/30/2011	11.35	0.12	3.35	3.47	(0.12)
6/30/2010	10.28	0.07	1.09	1.16	(0.09)
7/7/2008† - 6/30/2009	14.23	0.11	(4.01)	(3.90)	(0.05)
Institutional Class
6/30/2012	$14.73	$0.25	$0.35	$0.60	$(0.10)
6/30/2011	11.36	0.16	3.34	3.50	(0.13)
6/30/2010	10.29	0.08	1.08	1.16	(0.09)
6/30/2009	14.47	0.11	(4.24)	(4.13)	(0.05)
6/30/2008	15.54	0.07	(0.81)	(0.74)	—
Administrative Class
6/30/2012	$14.49	$0.23	$0.32	$0.55	$(0.08)
6/30/2011	11.18	0.10	3.31	3.41	(0.10)
6/30/2010	10.13	0.05	1.07	1.12	(0.07)
6/30/2009	14.24	0.08	(4.17)	(4.09)	(0.02)
6/30/2008	15.33	0.03	(0.79)	(0.76)	—
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Redemption fees eliminated effective May 1, 2009.
(e)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

62	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a) (d)		Net Asset Value End of Period	Total Return (e)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.19)	$(1.24)	$—		$13.62	4.63%	$6,412	1.08%	1.52%	199%
—	(0.08)	—		14.32	30.27	7,838	1.17	0.62	138
—	(0.05)	—		11.06	10.85	6,156	1.17	0.35	135
— (b)	(0.01)	—	(c)	10.02	(28.78)	6,453	1.18	0.64	138
(0.33)	(0.33)	—	(c)	14.09	(5.41)	9,115	1.17	0.03	105

$(1.19)	$(1.19)	$—		$12.69	3.85%	$880	1.83%	0.69%	199%
—	— (b)	—		13.48	29.37	1,655	1.92	(0.06)	138
—	— (b)	—		10.42	9.92	2,395	1.92	(0.40)	135
— (b)	— (b)	—	(c)	9.48	(29.30)	3,481	1.93	(0.12)	138
(0.33)	(0.33)	—	(c)	13.41	(6.12)	7,634	1.92	(0.71)	105

$(1.19)	$(1.19)	$—		$12.70	3.85%	$2,540	1.83%	0.79%	199%
—	— (b)	—		13.49	29.34	3,408	1.92	(0.11)	138
—	— (b)	—		10.43	10.02	3,131	1.92	(0.41)	135
— (b)	— (b)	—	(c)	9.48	(29.30)	3,257	1.93	(0.12)	138
(0.33)	(0.33)	—	(c)	13.41	(6.05)	6,161	1.92	(0.73)	105

$(1.19)	$(1.26)	$—		$13.59	4.61%	$707	1.08%	1.66%	199%
—	(0.09)	—		14.32	30.31	605	1.17	0.65	138
—	(0.06)	—		11.06	10.90	537	1.17	0.35	135
— (b)	— (b)	—	(c)	10.02	(28.78)	507	1.18	0.64	138
(0.33)	(0.33)	—	(c)	14.07	(5.41)	910	1.17	0.03	105

$(1.19)	$(1.30)	$—		$13.98	4.86%	$82	0.83%	1.87%	199%
—	(0.12)	—		14.70	30.62	58	0.92	0.89	138
—	(0.09)	—		11.35	11.19	36	0.90	0.58	135
— (b)	(0.05)	—	(c)	10.28	(27.37)	24	0.88 *	1.01 *	138

$(1.19)	$(1.29)	$—		$14.04	5.00%	$7,857	0.73%	1.86%	199%
—	(0.13)	—		14.73	30.86	10,085	0.82	1.22	138
—	(0.09)	—		11.36	11.22	26,948	0.80	0.70	135
— (b)	(0.05)	—	(c)	10.29	(28.50)	18,595	0.78	1.04	138
(0.33)	(0.33)	—	(c)	14.47	(5.02)	696	0.77	0.43	105

$(1.19)	$(1.27)	$—		$13.77	4.73%	$18	0.98%	1.76%	199%
—	(0.10)	—		14.49	30.55	17	1.07	0.74	138
—	(0.07)	—		11.18	10.97	13	1.05	0.46	135
— (b)	(0.02)	—	(c)	10.13	(28.68)	12	1.03	0.79	138
(0.33)	(0.33)	—	(c)	14.24	(5.23)	17	1.01	0.18	105

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	63

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
NFJ All-Cap Value:
Class A
6/30/2012	$11.16	$0.19	$(0.35)	$(0.16)	$(0.17)
6/30/2011	8.40	0.20	2.82	3.02	(0.26)
6/30/2010	6.97	0.19	1.46	1.65	(0.22)
6/30/2009	11.35	0.25	(4.20)	(3.95)	(0.43)
6/30/2008	20.03	0.34	(4.19)	(3.85)	(0.31)
Class B
6/30/2012	$10.83	$0.10	$(0.33)	$(0.23)	$(0.06)
6/30/2011	8.13	0.12	2.74	2.86	(0.16)
6/30/2010	6.75	0.12	1.42	1.54	(0.16)
6/30/2009	10.93	0.20	(4.05)	(3.85)	(0.33)
6/30/2008	19.45	0.21	(4.06)	(3.85)	(0.15)
Class C
6/30/2012	$10.68	$0.11	$(0.34)	$(0.23)	$(0.10)
6/30/2011	8.05	0.12	2.69	2.81	(0.18)
6/30/2010	6.69	0.12	1.40	1.52	(0.16)
6/30/2009	10.91	0.19	(4.04)	(3.85)	(0.37)
6/30/2008	19.45	0.22	(4.05)	(3.83)	(0.19)
Class D
6/30/2012	$11.31	$0.19	$(0.35)	$(0.16)	$(0.17)
6/30/2011	8.50	0.20	2.86	3.06	(0.25)
6/30/2010	7.05	0.19	1.48	1.67	(0.22)
6/30/2009	11.44	0.26	(4.23)	(3.97)	(0.42)
6/30/2008	20.06	0.33	(4.20)	(3.87)	(0.23)
Class P
6/30/2012	$11.40	$0.23	$(0.36)	$(0.13)	$(0.22)
6/30/2011	8.57	0.23	2.88	3.11	(0.28)
6/30/2010	7.12	0.21	1.49	1.70	(0.25)
7/7/2008† - 6/30/2009	11.23	0.40	(4.02)	(3.62)	(0.49)
Institutional Class
6/30/2012	$11.91	$0.27	$(0.40)	$(0.13)	$(0.23)
6/30/2011	8.71	0.21	2.99	3.20	— (b)
6/30/2010	7.22	0.22	1.52	1.74	(0.25)
6/30/2009	11.62	0.30	(4.30)	(4.00)	(0.40)
6/30/2008	20.32	0.42	(4.29)	(3.87)	(0.31)
Administrative Class
6/30/2012	$11.53	$0.21	$(0.35)	$(0.14)	$(0.19)
6/30/2011	8.67	0.22	2.90	3.12	(0.26)
6/30/2010	7.19	0.21	1.50	1.71	(0.23)
6/30/2009	11.67	0.28	(4.32)	(4.04)	(0.44)
6/30/2008	20.21	0.41	(4.31)	(3.90)	(0.12)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Redemption fees eliminated effective May 1, 2009.
(e)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

64	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a) (d)		Net Asset Value End of Period	Total Return (e)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—	$(0.17)	$—		$10.83	(1.32)%	$12,026	1.31%	1.81%	36%
—	(0.26)	—		11.16	36.26	12,477	1.32	1.99	68
—	(0.22)	—		8.40	23.50	7,819	1.32	2.21	17
—	(0.43)	—	(c)	6.97	(34.71)	5,612	1.33	3.27	71
(4.52)	(4.83)	—	(c)	11.35	(22.71)	9,301	1.31	2.31	47

$—	$(0.06)	$—		$10.54	(2.13)%	$630	2.06%	1.01%	36%
—	(0.16)	—		10.83	35.34	1,249	2.07	1.23	68
—	(0.16)	—		8.13	22.65	1,300	2.07	1.39	17
—	(0.33)	—	(c)	6.75	(35.18)	1,682	2.08	2.54	71
(4.52)	(4.67)	—	(c)	10.93	(23.35)	3,483	2.06	1.45	47

$—	$(0.10)	$—		$10.35	(2.08)%	$6,347	2.06%	1.06%	36%
—	(0.18)	—		10.68	35.18	6,397	2.07	1.20	68
—	(0.16)	—		8.05	22.64	4,559	2.07	1.41	17
—	(0.37)	—	(c)	6.69	(35.26)	4,366	2.08	2.57	71
(4.52)	(4.71)	—	(c)	10.91	(23.27)	6,571	2.06	1.51	47

$—	$(0.17)	$—		$10.98	(1.35)%	$1,431	1.31%	1.77%	36%
—	(0.25)	—		11.31	36.35	2,339	1.32	1.99	68
—	(0.22)	—		8.50	23.55	1,772	1.32	2.15	17
—	(0.42)	—	(c)	7.05	(34.71)	1,794	1.33	3.26	71
(4.52)	(4.75)	—	(c)	11.44	(22.71)	3,722	1.31	2.13	47

$—	$(0.22)	$—		$11.05	(1.03)%	$2,760	1.06%	2.09%	36%
—	(0.28)	—		11.40	36.63	1,231	1.07	2.20	68
—	(0.25)	—		8.57	23.71	724	1.05	2.41	17
—	(0.49)	—	(c)	7.12	(32.14)	711	0.99 *	5.56 *	71

$—	$(0.23)	$—		$11.55	(1.01)%	$321	0.96%	2.34%	36%
—	— (b)	—		11.91	36.74	20	0.97	2.22	68
—	(0.25)	—		8.71	23.93	987	0.95	2.48	17
—	(0.40)	—	(c)	7.22	(34.36)	2,322	0.93	3.38	71
(4.52)	(4.83)	—	(c)	11.62	(22.41)	10,486	0.91	2.73	47

$—	$(0.19)	$—		$11.20	(1.15)%	$20	1.21%	1.91%	36%
—	(0.26)	—		11.53	36.32	20	1.22	2.08	68
—	(0.23)	—		8.67	23.65	15	1.20	2.31	17
—	(0.44)	—	(c)	7.19	(34.53)	12	1.18	3.47	71
(4.52)	(4.64)	—	(c)	11.67	(22.60)	18	1.16	2.37	47

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	65

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
NFJ Dividend Value:
Class A
6/30/2012	$12.01	$0.31	$(0.13)	$0.18	$(0.32)	$—	$(0.32)
6/30/2011	9.39	0.31	2.63	2.94	(0.32)	—	(0.32)
6/30/2010	8.59	0.35	0.80	1.15	(0.35)	—	(0.35)
6/30/2009	14.62	0.40	(5.42)	(5.02)	(0.38)	(0.63)	(1.01)
6/30/2008	18.33	0.41	(2.80)	(2.39)	(0.41)	(0.91)	(1.32)
Class B
6/30/2012	$12.11	$0.22	$(0.12)	$0.10	$(0.22)	$—	$(0.22)
6/30/2011	9.46	0.22	2.65	2.87	(0.22)	—	(0.22)
6/30/2010	8.59	0.27	0.80	1.07	(0.20)	—	(0.20)
6/30/2009	14.61	0.32	(5.41)	(5.09)	(0.30)	(0.63)	(0.93)
6/30/2008	18.25	0.28	(2.79)	(2.51)	(0.22)	(0.91)	(1.13)
Class C
6/30/2012	$12.05	$0.22	$(0.11)	$0.11	$(0.23)	$—	$(0.23)
6/30/2011	9.43	0.23	2.62	2.85	(0.23)	—	(0.23)
6/30/2010	8.57	0.27	0.80	1.07	(0.21)	—	(0.21)
6/30/2009	14.58	0.32	(5.40)	(5.08)	(0.30)	(0.63)	(0.93)
6/30/2008	18.21	0.28	(2.78)	(2.50)	(0.22)	(0.91)	(1.13)
Class D
6/30/2012	$12.03	$0.30	$(0.12)	$0.18	$(0.30)	$—	$(0.30)
6/30/2011	9.41	0.32	2.62	2.94	(0.32)	—	(0.32)
6/30/2010	8.61	0.34	0.82	1.16	(0.36)	—	(0.36)
6/30/2009	14.66	0.40	(5.43)	(5.03)	(0.39)	(0.63)	(1.02)
6/30/2008	18.34	0.40	(2.79)	(2.39)	(0.38)	(0.91)	(1.29)
Class R
6/30/2012	$11.97	$0.28	$(0.12)	$0.16	$(0.29)	$—	$(0.29)
6/30/2011	9.37	0.28	2.61	2.89	(0.29)	—	(0.29)
6/30/2010	8.56	0.32	0.81	1.13	(0.32)	—	(0.32)
6/30/2009	14.58	0.37	(5.40)	(5.03)	(0.36)	(0.63)	(0.99)
6/30/2008	18.28	0.37	(2.79)	(2.42)	(0.37)	(0.91)	(1.28)
Class P
6/30/2012	$12.09	$0.34	$(0.12)	$0.22	$(0.35)	$—	$(0.35)
6/30/2011	9.46	0.35	2.63	2.98	(0.35)	—	(0.35)
6/30/2010	8.66	0.37	0.82	1.19	(0.39)	—	(0.39)
7/7/2008† - 6/30/2009	14.35	0.42	(5.06)	(4.64)	(0.42)	(0.63)	(1.05)
Institutional Class
6/30/2012	$12.09	$0.35	$(0.12)	$0.23	$(0.36)	$—	$(0.36)
6/30/2011	9.46	0.35	2.64	2.99	(0.36)	—	(0.36)
6/30/2010	8.67	0.39	0.82	1.21	(0.42)	—	(0.42)
6/30/2009	14.74	0.44	(5.46)	(5.02)	(0.42)	(0.63)	(1.05)
6/30/2008	18.51	0.48	(2.83)	(2.35)	(0.51)	(0.91)	(1.42)
Administrative Class
6/30/2012	$12.14	$0.32	$(0.12)	$0.20	$(0.33)	$—	$(0.33)
6/30/2011	9.49	0.32	2.66	2.98	(0.33)	—	(0.33)
6/30/2010	8.69	0.37	0.81	1.18	(0.38)	—	(0.38)
6/30/2009	14.78	0.41	(5.47)	(5.06)	(0.40)	(0.63)	(1.03)
6/30/2008	18.55	0.45	(2.84)	(2.39)	(0.47)	(0.91)	(1.38)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by less than 0.005%.
(d)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.51 and (35.29)%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.51 and (35.78)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.49 and (35.76)%, respectively.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.53%. It the Affiliate had not made these payments, end of year net asset value and total return would have been $8.54 and (35.20)%, respectively.

66	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Fund Redemption Fees (a) (l)		Net Asset Value End of Period		Total Return (m)		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—		$11.87		1.67%		$1,657,689	1.06%	2.66%	42%
—		12.01		31.56		1,744,973	1.06	2.77	38
—	(b)	9.39		13.14		1,544,800	1.06	3.47	34
—	(b)	8.59	(c)(d)	(34.68	)(c)(d)	1,734,204	1.05	3.88	43
—	(b)	14.62		(13.79)		3,195,287	1.04	2.48	49

$—		$11.99		0.92%		$32,940	1.81%	1.87%	42%
—		12.11		30.55		60,863	1.81	1.99	38
—	(b)	9.46		12.34		78,691	1.81	2.68	34
—	(b)	8.59	(c)(e)	(35.17	)(c)(e)	122,648	1.80	3.02	43
—	(b)	14.61		(14.46)		308,543	1.79	1.68	49

$—		$11.93		1.03%		$424,818	1.81%	1.90%	42%
—		12.05		30.43		489,609	1.81	2.02	38
—	(b)	9.43		12.35		442,239	1.81	2.70	34
—	(b)	8.57	(c)(f)	(35.15	)(c)(f)	574,133	1.80	3.07	43
—	(b)	14.58		(14.42)		1,214,757	1.79	1.69	49

$—		$11.91		1.64%		$264,166	1.06%	2.60%	42%
—		12.03		31.53		842,689	1.06	2.80	38
—	(b)	9.41		13.16		517,086	1.06	3.43	34
—	(b)	8.61	(c)(g)	(34.67	)(c)(g)	700,909	1.05	4.26	43
—	(b)	14.66		(13.79)		376,899	1.04	2.40	49

$—		$11.84		1.51%		$232,727	1.31%	2.41%	42%
—		11.97		31.09		239,509	1.31	2.52	38
—	(b)	9.37		12.92		199,683	1.31	3.23	34
—	(b)	8.56	(c)(h)	(34.85	)(c)(h)	189,770	1.30	3.73	43
—	(b)	14.58		(13.98)		225,295	1.29	2.27	49

$—		$11.96		2.00%		$1,122,084	0.81%	2.91%	42%
—		12.09		31.81		1,173,849	0.81	3.08	38
—	(b)	9.46		13.49		222,202	0.80	3.72	34
—	(b)	8.66	(i)	(32.70	)(i)	325,300	0.77 *	4.91 *	43

$—		$11.96		2.11%		$3,051,582	0.71%	3.03%	42%
—		12.09		31.89		2,390,240	0.71	3.13	38
—	(b)	9.46		13.63		1,797,484	0.70	3.85	34
—	(b)	8.67	(c)(j)	(34.42	)(c)(j)	1,699,111	0.67	4.37	43
—	(b)	14.74		(13.48)		1,802,701	0.67	2.86	49

$—		$12.01		1.82%		$959,176	0.96%	2.76%	42%
—		12.14		31.67		1,132,586	0.96	2.87	38
—	(b)	9.49		13.34		947,218	0.95	3.62	34
—	(b)	8.69	(c)(k)	(34.62	)(c)(k)	756,172	0.92	4.13	43
—	(b)	14.78		(13.67)		745,713	0.92	2.68	49
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. It the Affiliate had not made these payments, end of year net asset value and total return would have been $8.48 and (35.45)%, respectively.
(i)	Capital contribution from Affiliate increased the end of period net asset value by $0.07 per share and the total return by 0.54%. It the Affiliate had not made these payments, end of period net asset value and total return would have been $8.59 and (33.24)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. It the Affiliate had not made these payments, end of year net asset value and total return would have been $8.59 and (35.02)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. It the Affiliate had not made these payments, end of year net asset value and total return would have been $8.61 and (35.22)%, respectively.
(l)	Redemption fees eliminated effective May 1, 2009.
(m)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	67

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
NFJ Large-Cap Value:
Class A
6/30/2012	$14.64	$0.30	$(0.06)	$0.24	$(0.32)	$—	$(0.32)
6/30/2011	11.62	0.28	3.03	3.31	(0.29)	—	(0.29)
6/30/2010	10.46	0.27	1.15	1.42	(0.26)	—	(0.26)
6/30/2009	16.69	0.30	(6.25)	(5.95)	(0.28)	—	(0.28)
6/30/2008	20.69	0.35	(3.73)	(3.38)	(0.33)	(0.29)	(0.62)
Class B
6/30/2012	$14.65	$0.19	$(0.06)	$0.13	$(0.18)	$—	$(0.18)
6/30/2011	11.60	0.17	3.04	3.21	(0.16)	—	(0.16)
6/30/2010	10.41	0.18	1.13	1.31	(0.12)	—	(0.12)
6/30/2009	16.62	0.21	(6.23)	(6.02)	(0.19)	—	(0.19)
6/30/2008	20.56	0.21	(3.72)	(3.51)	(0.14)	(0.29)	(0.43)
Class C
6/30/2012	$14.61	$0.20	$(0.06)	$0.14	$(0.22)	$—	$(0.22)
6/30/2011	11.59	0.18	3.02	3.20	(0.18)	—	(0.18)
6/30/2010	10.41	0.18	1.13	1.31	(0.13)	—	(0.13)
6/30/2009	16.62	0.21	(6.23)	(6.02)	(0.19)	—	(0.19)
6/30/2008	20.56	0.21	(3.71)	(3.50)	(0.15)	(0.29)	(0.44)
Class D
6/30/2012	$14.60	$0.30	$(0.06)	$0.24	$(0.26)	$—	$(0.26)
6/30/2011	11.59	0.28	3.02	3.30	(0.29)	—	(0.29)
6/30/2010	10.47	0.28	1.14	1.42	(0.30)	—	(0.30)
6/30/2009	16.71	0.30	(6.26)	(5.96)	(0.28)	—	(0.28)
6/30/2008	20.72	0.36	(3.75)	(3.39)	(0.33)	(0.29)	(0.62)
Class R
6/30/2012	$14.71	$0.27	$(0.06)	$0.21	$(0.29)	$—	$(0.29)
6/30/2011	11.67	0.25	3.04	3.29	(0.25)	—	(0.25)
6/30/2010	10.48	0.24	1.16	1.40	(0.21)	—	(0.21)
6/30/2009	16.72	0.26	(6.26)	(6.00)	(0.24)	—	(0.24)
6/30/2008	20.77	0.30	(3.74)	(3.44)	(0.32)	(0.29)	(0.61)
Class P
6/30/2012	$14.86	$0.34	$(0.06)	$0.28	$(0.36)	$—	$(0.36)
6/30/2011	11.79	0.32	3.07	3.39	(0.32)	—	(0.32)
6/30/2010	10.63	0.31	1.16	1.47	(0.31)	—	(0.31)
7/7/2008† - 6/30/2009	16.21	0.27	(5.62)	(5.35)	(0.23)	—	(0.23)
Institutional Class
6/30/2012	$14.68	$0.35	$(0.05)	$0.30	$(0.38)	$—	$(0.38)
6/30/2011	11.65	0.33	3.04	3.37	(0.34)	—	(0.34)
6/30/2010	10.51	0.32	1.16	1.48	(0.34)	—	(0.34)
6/30/2009	16.77	0.35	(6.29)	(5.94)	(0.32)	—	(0.32)
6/30/2008	20.81	0.43	(3.76)	(3.33)	(0.42)	(0.29)	(0.71)
Administrative Class
6/30/2012	$14.71	$0.31	$(0.06)	$0.25	$(0.30)	$—	$(0.30)
6/30/2011	11.67	0.30	3.04	3.34	(0.30)	—	(0.30)
6/30/2010	10.50	0.28	1.15	1.43	(0.26)	—	(0.26)
6/30/2009	16.75	0.31	(6.27)	(5.96)	(0.29)	—	(0.29)
6/30/2008	20.80	0.36	(3.75)	(3.39)	(0.37)	(0.29)	(0.66)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

68	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Fund Redemption Fees (a) (c)		Net Asset Value End of Period	Total Return (d)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—		$14.56	1.83%	$164,440	1.11%	2.17%	27%
—		14.64	28.69	208,662	1.11	2.07	19
—	(b)	11.62	13.37	220,368	1.11	2.23	26
—	(b)	10.46	(35.79)	282,001	1.12	2.58	52
—	(b)	16.69	(16.65)	363,486	1.10	1.88	39

$—		$14.60	1.02%	$8,692	1.86%	1.41%	27%
—		14.65	27.81	30,370	1.86	1.30	19
—	(b)	11.60	12.50	50,717	1.86	1.47	26
—	(b)	10.41	(36.27)	78,213	1.86	1.94	52
—	(b)	16.62	(17.31)	34,073	1.85	1.09	39

$—		$14.53	1.06%	$102,906	1.86%	1.42%	27%
—		14.61	27.74	125,271	1.86	1.31	19
—	(b)	11.59	12.48	120,375	1.86	1.48	26
—	(b)	10.41	(36.28)	145,216	1.86	1.87	52
—	(b)	16.62	(17.26)	126,016	1.85	1.12	39

$—		$14.58	1.83%	$39,922	1.11%	2.18%	27%
—		14.60	28.72	682,474	1.11	2.07	19
—	(b)	11.59	13.34	481,535	1.11	2.26	26
—	(b)	10.47	(35.76)	244,284	1.11	2.67	52
—	(b)	16.71	(16.68)	129,506	1.10	1.89	39

$—		$14.63	1.55%	$9,694	1.36%	1.91%	27%
—		14.71	28.41	11,483	1.36	1.81	19
—	(b)	11.67	13.17	10,627	1.36	1.99	26
—	(b)	10.48	(35.97)	12,707	1.36	2.23	52
—	(b)	16.72	(16.88)	20,901	1.34	1.64	39

$—		$14.78	2.09%	$10,786	0.86%	2.42%	27%
—		14.86	29.03	8,437	0.86	2.32	19
—	(b)	11.79	13.66	9,334	0.84	2.49	26
—	(b)	10.63	(33.25)	16,652	0.79 *	2.52 *	52

$—		$14.60	2.23%	$316,694	0.76%	2.47%	27%
—		14.68	29.18	174,202	0.76	2.41	19
—	(b)	11.65	13.86	185,043	0.74	2.60	26
—	(b)	10.51	(35.55)	220,835	0.71	2.97	52
—	(b)	16.77	(16.35)	349,924	0.70	2.30	39

$—		$14.66	1.95%	$6,807	1.01%	2.18%	27%
—		14.71	28.88	19,590	1.01	2.16	19
—	(b)	11.67	13.46	13,382	0.98	2.33	26
—	(b)	10.50	(35.68)	27,903	0.97	2.80	52
—	(b)	16.75	(16.66)	16,623	0.95	1.96	39
(c)	Redemption fees eliminated effective May 1, 2009.
(d)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	69

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains		Total Dividends and Distributions
NFJ Mid-Cap Value:
Class A
6/30/2012	$17.73	$0.21		$(0.90)	$(0.69)	$(0.19)	$—		$(0.19)
6/30/2011	13.49	0.21		4.24	4.45	(0.21)	—		(0.21)
6/30/2010	11.22	0.27		2.20	2.47	(0.20)	—		(0.20)
6/30/2009	15.92	0.17		(4.68)	(4.51)	(0.19)	—	(b)	(0.19)
6/30/2008	22.53	0.15		(2.56)	(2.41)	(0.04)	(4.16)		(4.20)
Class B
6/30/2012	$15.55	$0.06		$(0.78)	$(0.72)	$— (b)	$—		$— (b)
6/30/2011	11.78	0.07		3.72	3.79	(0.02)	—		(0.02)
6/30/2010	9.83	0.15		1.92	2.07	(0.12)	—		(0.12)
6/30/2009	13.85	0.07		(4.05)	(3.98)	(0.04)	—	(b)	(0.04)
6/30/2008	20.25	—	(c)	(2.24)	(2.24)	— (b)	(4.16)		(4.16)
Class C
6/30/2012	$15.19	$0.07		$(0.77)	$(0.70)	$(0.09)	$—		$(0.09)
6/30/2011	11.58	0.07		3.65	3.72	(0.11)	—		(0.11)
6/30/2010	9.67	0.14		1.89	2.03	(0.12)	—		(0.12)
6/30/2009	13.69	0.07		(4.01)	(3.94)	(0.08)	—	(b)	(0.08)
6/30/2008	20.06	—	(c)	(2.21)	(2.21)	— (b)	(4.16)		(4.16)
Class D
6/30/2012	$17.86	$0.20		$(0.90)	$(0.70)	$(0.14)	$—		$(0.14)
6/30/2011	13.60	0.22		4.27	4.49	(0.23)	—		(0.23)
6/30/2010	11.30	0.27		2.22	2.49	(0.19)	—		(0.19)
6/30/2009	15.99	0.17		(4.70)	(4.53)	(0.16)	—	(b)	(0.16)
6/30/2008	22.61	0.15		(2.57)	(2.42)	(0.04)	(4.16)		(4.20)
Class R
6/30/2012	$15.75	$0.15		$(0.80)	$(0.65)	$(0.17)	$—		$(0.17)
6/30/2011	12.00	0.15		3.77	3.92	(0.17)	—		(0.17)
6/30/2010	10.00	0.21		1.96	2.17	(0.17)	—		(0.17)
6/30/2009	14.21	0.13		(4.18)	(4.05)	(0.16)	—	(b)	(0.16)
6/30/2008	20.60	0.09		(2.29)	(2.20)	(0.03)	(4.16)		(4.19)
Class P
6/30/2012	$15.23	$0.24		$(0.79)	$(0.55)	$(0.30)	$—		$(0.30)
2/28/2011† - 6/30/2011	14.98	0.08		0.17	0.25	—	—		—
Institutional Class
6/30/2012	$18.72	$0.32		$(0.99)	$(0.67)	$(0.25)	$—		$(0.25)
6/30/2011	14.19	0.28		4.47	4.75	(0.22)	—		(0.22)
6/30/2010	11.78	0.34		2.30	2.64	(0.23)	—		(0.23)
6/30/2009	16.72	0.22		(4.91)	(4.69)	(0.25)	—	(b)	(0.25)
6/30/2008	23.35	0.24		(2.68)	(2.44)	(0.03)	(4.16)		(4.19)
Administrative Class
6/30/2012	$18.19	$0.23		$(0.93)	$(0.70)	$(0.19)	$—		$(0.19)
6/30/2011	13.82	0.23		4.35	4.58	(0.21)	—		(0.21)
6/30/2010	11.50	0.30		2.24	2.54	(0.22)	—		(0.22)
6/30/2009	16.23	0.20		(4.78)	(4.58)	(0.15)	—	(b)	(0.15)
6/30/2008	22.89	0.18		(2.61)	(2.43)	(0.07)	(4.16)		(4.23)
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Effective January 1, 2007, the advisory fee was reduced 0.05%. Effective October 1, 2007, the advisory fee was reduced by an additional 0.05%.
(e)	Capital Contribution from Affiliate increased the end of year net asset value by $0.20 and total return by 1.28%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.02 and (29.50)%, respectively.
(f)	Capital Contribution from Affiliate increased the end of year net asset value by $0.18 and total return by 1.31%. If the Affiliate had not made payments, end of year net asset value and total return would have been $9.65 and (30.03)%, respectively.
(g)	Capital Contribution from Affiliate increased the end of year net asset value by $0.17 and total return by 1.25%. If the Affiliate had not made payments, end of year net asset value and total return would have been $9.50 and (29.99)%, respectively.

70	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Fund Redemption Fees (a) (l)		Net Asset Value End of Period		Total Return (m)		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—		$16.85		(3.83)%		$397,102	1.26%		1.26%		1.25%	27%
—		17.73		33.15		467,858	1.26		1.26		1.27	55
—	(c)	13.49		21.95		399,876	1.26		1.26		1.99	24
—	(c)	11.22	(e)	(28.22)	(e)	324,938	1.21		1.22		1.46	201
—	(c)	15.92		(12.94)		536,274	1.19	(d)	1.19	(d)	0.78	82

$—		$14.83		(4.63)%		$12,728	2.01%		2.01%		0.38%	27%
—		15.55		32.19		53,608	2.01		2.01		0.52	55
—	(c)	11.78		21.01		67,547	2.01		2.01		1.28	24
—	(c)	9.83	(f)	(28.72	)(f)	137,480	1.96		1.97		0.69	201
—	(c)	13.85		(13.60)		328,870	1.94	(d)	1.94	(d)	0.01	82

$—		$14.40		(4.60)%		$188,453	2.01%		2.01%		0.50%	27%
—		15.19		32.19		232,335	2.01		2.01		0.52	55
—	(c)	11.58		21.02		209,921	2.01		2.01		1.25	24
—	(c)	9.67	(g)	(28.74	)(g)	207,823	1.96		1.97		0.71	201
—	(c)	13.69		(13.62)		389,634	1.94	(d)	1.94	(d)	0.02	82

$—		$17.02		(3.89)%		$12,397	1.26%		1.26%		1.16%	27%
—		17.86		33.15%		38,286	1.26		1.26		1.29	55
—	(c)	13.60		22.01		7,821	1.26		1.26		2.01	24
—	(c)	11.30	(h)	(28.22	)(h)	9,093	1.21		1.22		1.46	201
—	(c)	15.99		(12.97)		19,396	1.19	(d)	1.19	(d)	0.77	82

$—		$14.93		(4.08)%		$12,287	1.51%		1.51%		0.99%	27%
—		15.75		32.82		15,530	1.51		1.51		1.02	55
—	(c)	12.00		21.73		13,304	1.51		1.51		1.75	24
—	(c)	10.00	(i)	(28.41	)(i)	14,099	1.46		1.47		1.21	201
—	(c)	14.21		(13.19)		25,561	1.44	(d)	1.44	(d)	0.54	82

$—		$14.38		(3.53)%		$3,276	1.01%		1.01%		1.68%	27%
—		15.23		1.67		75	1.00	*	1.00	*	1.63 *	55

$—		$17.80		(3.51)%		$50,843	0.91%		0.91%		1.80%	27%
—		18.72		33.61		24,763	0.91		0.91		1.64	55
—	(c)	14.19		22.40		16,402	0.90		0.90		2.39	24
—	(c)	11.78	(j)	(27.90	)(j)	22,898	0.81		0.82		1.86	201
—	(c)	16.72		(12.60)		27,970	0.79	(d)	0.79	(d)	1.16	82

$—		$17.30		(3.77)%		$4,630	1.16%		1.16%		1.32%	27%
—		18.19		33.28		6,683	1.16		1.16		1.39	55
—	(c)	13.82		22.10		7,726	1.15		1.15		2.17	24
—	(c)	11.50	(k)	(28.12	)(k)	9,800	1.06		1.07		1.57	201
—	(c)	16.23		(12.83)		40,749	1.04	(d)	1.04	(d)	0.89	82
(h)	Capital Contribution from Affiliate increased the end of year net asset value by $0.20 and total return by 1.27%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.10 and (29.49)%, respectively.
(i)	Capital Contribution from Affiliate increased the end of year net asset value by $0.18 and total return by 1.28%. If the Affiliate had not made payments, end of year net asset value and total return would have been $9.82 and (29.69)%, respectively.
(j)	Capital Contribution from Affiliate increased the end of year net asset value by $0.20 and total return by 1.23%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.58 and (29.13)%, respectively.
(k)	Capital Contribution from Affiliate increased the end of year net asset value by $0.22 and total return by 1.37%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.28 and (29.49)%, respectively.
(l)	Redemption fees eliminated effective May 1, 2009.
(m)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	71

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
NFJ Small-Cap Value:
Class A
6/30/2012	$30.67	$0.39	$(1.52)	$(1.13)	$(0.44)	$(0.85)	$(1.29)
6/30/2011	23.52	0.32	7.25	7.57	(0.42)	—	(0.42)
6/30/2010	19.25	0.45	4.26	4.71	(0.44)	—	(0.44)
6/30/2009	28.92	0.45	(7.59)	(7.14)	(0.34)	(2.19)	(2.53)
6/30/2008	34.77	0.42	(2.75)	(2.33)	(0.53)	(2.99)	(3.52)
Class B
6/30/2012	$29.60	$0.17	$(1.46)	$(1.29)	$— (c)	$(0.85)	$(0.85)
6/30/2011	22.59	0.14	6.94	7.08	(0.07)	—	(0.07)
6/30/2010	18.50	0.27	4.09	4.36	(0.27)	—	(0.27)
6/30/2009	27.78	0.30	(7.31)	(7.01)	(0.08)	(2.19)	(2.27)
6/30/2008	33.52	0.18	(2.65)	(2.47)	(0.28)	(2.99)	(3.27)
Class C
6/30/2012	$29.32	$0.16	$(1.44)	$(1.28)	$(0.22)	$(0.85)	$(1.07)
6/30/2011	22.50	0.11	6.93	7.04	(0.22)	—	(0.22)
6/30/2010	18.44	0.27	4.08	4.35	(0.29)	—	(0.29)
6/30/2009	27.81	0.29	(7.32)	(7.03)	(0.15)	(2.19)	(2.34)
6/30/2008	33.56	0.18	(2.65)	(2.47)	(0.29)	(2.99)	(3.28)
Class D
6/30/2012	$31.42	$0.40	$(1.56)	$(1.16)	$(0.43)	$(0.85)	$(1.28)
6/30/2011	24.06	0.33	7.43	7.76	(0.40)	—	(0.40)
6/30/2010	19.68	0.47	4.34	4.81	(0.43)	—	(0.43)
6/30/2009	29.61	0.42	(7.74)	(7.32)	(0.42)	(2.19)	(2.61)
6/30/2008	35.49	0.43	(2.81)	(2.38)	(0.51)	(2.99)	(3.50)
Class R
6/30/2012	$31.40	$0.32	$(1.55)	$(1.23)	$(0.36)	$(0.85)	$(1.21)
6/30/2011	24.07	0.26	7.42	7.68	(0.35)	—	(0.35)
6/30/2010	19.57	0.40	4.33	4.73	(0.23)	—	(0.23)
6/30/2009	29.37	0.40	(7.71)	(7.31)	(0.30)	(2.19)	(2.49)
6/30/2008	35.15	0.36	(2.80)	(2.44)	(0.35)	(2.99)	(3.34)
Class P
6/30/2012	$32.06	$0.47	$(1.56)	$(1.09)	$(0.53)	$(0.85)	$(1.38)
6/30/2011	24.54	0.39	7.59	7.98	(0.46)	—	(0.46)
6/30/2010	20.08	0.54	4.44	4.98	(0.52)	—	(0.52)
7/7/2008† - 6/30/2009	28.58	0.43	(6.30)	(5.87)	(0.44)	(2.19)	(2.63)
Institutional Class
6/30/2012	$32.17	$0.52	$(1.58)	$(1.06)	$(0.56)	$(0.85)	$(1.41)
6/30/2011	24.63	0.45	7.60	8.05	(0.51)	—	(0.51)
6/30/2010	20.13	0.57	4.45	5.02	(0.52)	—	(0.52)
6/30/2009	30.08	0.55	(7.89)	(7.34)	(0.42)	(2.19)	(2.61)
6/30/2008	35.97	0.57	(2.86)	(2.29)	(0.61)	(2.99)	(3.60)
Administrative Class
6/30/2012	$30.65	$0.43	$(1.52)	$(1.09)	$(0.48)	$(0.85)	$(1.33)
6/30/2011	23.50	0.36	7.25	7.61	(0.46)	—	(0.46)
6/30/2010	19.24	0.49	4.25	4.74	(0.48)	—	(0.48)
6/30/2009	28.91	0.49	(7.61)	(7.12)	(0.36)	(2.19)	(2.55)
6/30/2008	34.83	0.47	(2.75)	(2.28)	(0.65)	(2.99)	(3.64)
.*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Less than $(0.01) per share.
(d)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.94%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.01 and (24.89)%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.98%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.26 and (25.51)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.98%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.20 and (25.54)%, respectively.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.23 per share and the total return by 0.89%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.45 and (24.84)%, respectively.

72	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Fund Redemption Fees (a) (l)		Net Asset Value End of Period		Total Return (m)		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—		$28.25	(n)	(3.48	)%(n)	$2,069,509	1.18%	1.18%	1.35%	26%
—		30.67		32.33		2,560,148	1.18	1.18	1.14	26
—	(b)	23.52		24.53		2,048,233	1.20	1.20	1.94	21
—	(b)	19.25	(d)	(23.95	)(d)	1,808,029	1.22	1.23	2.20	33
—	(b)	28.92		(7.01)		1,690,712	1.22	1.22	1.35	33

$—		$27.46	(n)	(4.21	)%(n)	$12,678	1.93%	1.93%	0.60%	26%
—		29.60		31.36		38,545	1.93	1.93	0.54	26
—	(b)	22.59		23.59		78,482	1.95	1.95	1.22	21
—	(b)	18.50	(e)	(24.53	)(e)	105,915	1.97	1.98	1.45	33
—	(b)	27.78		(7.71)		199,797	1.97	1.97	0.59	33

$—		$26.97	(n)	(4.22	)%(n)	$329,937	1.93%	1.93%	0.60%	26%
—		29.32		31.36		410,818	1.93	1.93	0.42	26
—	(b)	22.50		23.63		378,443	1.95	1.95	1.20	21
—	(b)	18.44	(f)	(24.56	)(f)	370,755	1.97	1.98	1.45	33
—	(b)	27.81		(7.66)		475,710	1.97	1.97	0.60	33

$—		$28.98	(n)	(3.52	)%(n)	$119,903	1.18%	1.18%	1.35%	26%
—		31.42		32.33		150,210	1.18	1.18	1.16	26
—	(b)	24.06		24.57		131,235	1.20	1.20	2.00	21
—	(b)	19.68	(g)	(23.95	)(g)	196,748	1.21	1.22	2.18	33
—	(b)	29.61		(7.01)		17,879	1.22	1.22	1.34	33

$—		$28.96	(n)	(3.73	)%(n)	$143,337	1.43%	1.43%	1.10%	26%
—		31.40		32.05		175,290	1.43	1.43	0.89	26
—	(b)	24.07		24.23		137,095	1.45	1.45	1.69	21
—	(b)	19.57	(h)	(24.15	)(h)	95,431	1.47	1.47	1.93	33
—	(b)	29.37		(7.23)		51,498	1.47	1.47	1.11	33

$—		$29.59	(n)	(3.23	)%(n)	$117,040	0.93%	0.93%	1.58%	26%
—		32.06		32.64		82,009	0.93	0.93	1.32	26
—	(b)	24.54		24.94		52,661	0.94	0.94	2.24	21
—	(b)	20.08	(i)	(19.76	)(i)	66,639	0.90 *	0.90 *	2.22 *	33

$—		$29.70	(n)	(3.11	)%(n)	$2,769,904	0.78%	0.83%	1.74%	26%
—		32.17		32.88		2,876,467	0.78	0.83	1.53	26
—	(b)	24.63		25.03		2,090,160	0.80	0.83	2.34	21
—	(b)	20.13	(j)	(23.64	)(j)	1,780,607	0.82	0.83	2.60	33
—	(b)	30.08		(6.63)		1,198,175	0.82	0.82	1.75	33

$—		$28.23	(n)	(3.36	)%(n)	$1,266,720	1.03%	1.08%	1.50%	26%
—		30.65		32.54		1,577,240	1.03	1.08	1.27	26
—	(b)	23.50		24.75		1,069,772	1.05	1.08	2.09	21
—	(b)	19.24	(k)	(23.85	)(k)	776,986	1.07	1.08	2.36	33
—	(b)	28.91		(6.84)		666,419	1.07	1.07	1.50	33
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.93%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.33 and (25.08)%, respectively.
(i)	Capital contribution from Affiliate increased the end of period net asset value by $0.23 per share and the total return by 0.92%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $19.85 and (20.68)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.25 per share and the total return by 0.95%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.88 and (24.59)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.95%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.00 and (24.80)%, respectively.
(l)	Redemption fees eliminated effective May 1, 2009.
(m)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(n)	Payment from Affiliate increased the end of year net asset value per share and the total return by less than $0.01 and 0.00%, respectively.

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	73

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Fund Redemption Fees (a) (m)		Net Asset Value End of Period
AGIC Growth:
Class A
6/30/2012	$30.58	$— (c)	$0.99	$0.99	$—	$—		$31.57
6/30/2011	23.21	(0.05)	7.42	7.37	—	—		30.58
6/30/2010	21.15	0.03	2.05	2.08	(0.02)	—	(c)	23.21
6/30/2009	27.97	0.03	(6.85)	(6.82)	—	—	(c)	21.15	(f)
6/30/2008	28.22	(0.04)	(0.21)	(0.25)	—	—	(c)	27.97
Class B
6/30/2012	$24.82	$(0.18)	$0.79	$0.61	$—	$—		$25.43
6/30/2011	18.97	(0.20)	6.05	5.85	—	—		24.82
6/30/2010	17.41	(0.11)	1.67	1.56	— (b)	—	(c)	18.97
6/30/2009	23.20	(0.11)	(5.68)	(5.79)	—	—	(c)	17.41	(g)
6/30/2008	23.58	(0.22)	(0.16)	(0.38)	—	—	(c)	23.20
Class C
6/30/2012	$24.81	$(0.18)	$0.80	$0.62	$—	$—		$25.43
6/30/2011	18.98	(0.21)	6.04	5.83	—	—		24.81
6/30/2010	17.41	(0.11)	1.68	1.57	— (b)	—	(c)	18.98
6/30/2009	23.20	(0.11)	(5.68)	(5.79)	—	—	(c)	17.41	(g)
6/30/2008	23.58	(0.22)	(0.16)	(0.38)	—	—	(c)	23.20
Class D
6/30/2012	$27.01	$— (c)	$0.87	$0.87	$—	$—		$27.88
6/30/2011	20.50	(0.05)	6.56	6.51	—	—		27.01
6/30/2010	18.69	0.04	1.80	1.84	(0.03)	—	(c)	20.50
6/30/2009	24.72	0.04	(6.07)	(6.03)	—	—	(c)	18.69	(h)
6/30/2008	24.94	(0.05)	(0.17)	(0.22)	—	—	(c)	24.72
Class R
6/30/2012	$25.82	$(0.06)	$0.83	$0.77	$—	$—		$26.59
6/30/2011	19.65	(0.10)	6.27	6.17	—	—		25.82
6/30/2010	17.95	(0.02)	1.74	1.72	(0.02)	—	(c)	19.65
6/30/2009	23.81	(0.01)	(5.85)	(5.86)	—	—	(c)	17.95	(i)
6/30/2008	24.08	(0.10)	(0.17)	(0.27)	—	—	(c)	23.81
Class P
6/30/2012	$25.54	$0.06	$0.83	$0.89	$—	$—		$26.43
6/30/2011	19.34	0.01	6.19	6.20	—	—		25.54
6/30/2010	17.59	0.09	1.70	1.79	(0.04)	—	(c)	19.34
7/7/2008† - 6/30/2009	22.72	0.10	(5.23)	(5.13)	—	—	(c)	17.59	(j)
Institutional Class
6/30/2012	$28.54	$0.10	$0.93	$1.03	$—	$—		$29.57
6/30/2011	21.59	0.05	6.90	6.95	—	—		28.54
6/30/2010	19.62	0.12	1.89	2.01	(0.04)	—	(c)	21.59
6/30/2009	25.84	0.11	(6.33)	(6.22)	—	—	(c)	19.62	(k)
6/30/2008	25.97	0.08	(0.21)	(0.13)	—	—	(c)	25.84
Administrative Class
6/30/2012	$27.58	$0.03	$0.89	$0.92	$—	$—		$28.50
6/30/2011	20.91	(0.01)	6.68	6.67	—	—		27.58
6/30/2010	19.04	0.06	1.84	1.90	(0.03)	—	(c)	20.91
6/30/2009	25.14	0.09	(6.19)	(6.10)	—	—	(c)	19.04	(l)
6/30/2008	25.33	— (b)	(0.19)	(0.19)	—	—	(c)	25.14
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(e)	Less than 0.005%.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.09 per share and the total return by 0.32%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $21.06 and (24.70)%, respectively.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.34 and (25.26)%, respectively.

74	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Total Return (d)		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

3.24%		$343,859	1.16%	—	%(e)	81%
31.75		372,361	1.16	(0.18)		92
9.81		352,728	1.16	0.14		111
(24.38	)(f)	177,764	1.17	0.14		143
(0.89)		229,549	1.16	(0.13)		116

2.46%		$3,709	1.91%	(0.75)%		81%
30.84		6,860	1.91	(0.91)		92
8.96		12,385	1.91	(0.56)		111
(24.96	)(g)	15,507	1.92	(0.63)		143
(1.61)		24,803	1.91	(0.92)		116

2.50%		$178,931	1.91%	(0.75)%		81%
30.72		200,471	1.91	(0.93)		92
9.02		179,160	1.91	(0.56)		111
(24.96	)(g)	182,278	1.92	(0.62)		143
(1.61)		277,937	1.91	(0.93)		116

3.22%		$8,433	1.16%	—	%(e)	81%
31.76		8,858	1.16	(0.19)		92
9.83		8,704	1.16	0.19		111
(24.39	)(h)	11,562	1.16	0.23		143
(0.88)		3,293	1.16	(0.18)		116

2.98%		$17,051	1.41%	(0.25)%		81%
31.40		19,733	1.41	(0.44)		92
9.59		14,637	1.41	(0.08)		111
(24.61	)(i)	9,830	1.40	(0.06)		143
(1.12)		2,061	1.41	(0.41)		116

3.48%		$9,665	0.91%	0.25%		81%
32.06		8,875	0.91	0.05		92
10.15		6,715	0.89	0.45		111
(22.58	)(j)	5,945	0.85 *	0.63	*	143

3.61%		$27,659	0.81%	0.35%		81%
32.19		28,030	0.81	0.20		92
10.22		45,456	0.80	0.55		111
(24.10	)(k)	43,143	0.76	0.58		143
(0.46)		22,420	0.76	0.32		116

3.34%		$8,686	1.06%	0.10%		81%
31.90		8,622	1.06	(0.05)		92
9.95		10,579	1.05	0.29		111
(24.26	)(l)	7,920	1.01	0.50		143
(0.75)		65	1.01	(0.02)		116
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.29%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.62 and (24.68)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.88 and (24.91)%, respectively.
(j)	Capital contribution from Affiliate increased the end of period net asset value by $0.07 per share and the total return by 0.31%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $17.52 and (22.89)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.31%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.54 and (24.41)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.28%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.97 and (24.54)%, respectively.
(m)	Redemption fees eliminated effective May 1, 2009.

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	75

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
RCM Large-Cap Growth:
Class A
6/30/2012	$13.94	$0.03	$(0.21)	$(0.18)	$— (b)	$—	$— (b)
6/30/2011	10.83	— (c)	3.12	3.12	(0.01)	—	(0.01)
6/30/2010	10.07	— (c)	0.80	0.80	(0.04)	—	(0.04)
6/30/2009	12.94	0.04	(2.66)	(2.62)	(0.03)	(0.22)	(0.25)
6/30/2008	15.04	0.02	(0.89)	(0.87)	(0.03)	(1.20)	(1.23)
Class B
6/30/2012	$13.15	$(0.07)	$(0.20)	$(0.27)	$— (b)	$—	$— (b)
6/30/2011	10.29	(0.09)	2.95	2.86	— (b)	—	— (b)
6/30/2010	9.61	(0.08)	0.76	0.68	— (b)	—	— (b)
6/30/2009	12.41	(0.03)	(2.55)	(2.58)	—	(0.22)	(0.22)
6/30/2008	14.55	(0.08)	(0.86)	(0.94)	—	(1.20)	(1.20)
Class C
6/30/2012	$13.18	$(0.06)	$(0.21)	$(0.27)	$— (b)	$—	$— (b)
6/30/2011	10.31	(0.09)	2.96	2.87	— (b)	—	— (b)
6/30/2010	9.63	(0.08)	0.76	0.68	— (b)	—	— (b)
6/30/2009	12.44	(0.03)	(2.56)	(2.59)	—	(0.22)	(0.22)
6/30/2008	14.57	(0.08)	(0.85)	(0.93)	—	(1.20)	(1.20)
Class D
6/30/2012	$13.94	$0.03	$(0.22)	$(0.19)	$— (b)	$—	$— (b)
6/30/2011	10.83	— (c)	3.11	3.11	— (b)	—	— (b)
6/30/2010	10.06	— (c)	0.81	0.81	(0.04)	—	(0.04)
6/30/2009	12.92	0.04	(2.66)	(2.62)	(0.02)	(0.22)	(0.24)
6/30/2008	15.03	0.02	(0.90)	(0.88)	(0.03)	(1.20)	(1.23)
Class R
6/30/2012	$13.89	$— (c)	$(0.22)	$(0.22)	$— (b)	$—	$— (b)
6/30/2011	10.82	(0.04)	3.11	3.07	— (b)	—	— (b)
6/30/2010	10.05	(0.03)	0.81	0.78	(0.01)	—	(0.01)
6/30/2009	12.91	0.02	(2.66)	(2.64)	—	(0.22)	(0.22)
6/30/2008	15.03	(0.01)	(0.91)	(0.92)	—	(1.20)	(1.20)
Class P
6/30/2012	$14.17	$0.05	$(0.21)	$(0.16)	$— (b)	$—	$— (b)
6/30/2011	11.00	0.03	3.18	3.21	(0.04)	—	(0.04)
6/30/2010	10.23	0.03	0.81	0.84	(0.07)	—	(0.07)
7/7/2008† - 6/30/2009	12.92	0.08	(2.46)	(2.38)	(0.09)	(0.22)	(0.31)
Institutional Class
6/30/2012	$14.23	$0.08	$(0.22)	$(0.14)	$(0.03)	$—	$(0.03)
6/30/2011	11.04	0.05	3.18	3.23	(0.04)	—	(0.04)
6/30/2010	10.25	0.05	0.81	0.86	(0.07)	—	(0.07)
6/30/2009	13.18	0.08	(2.72)	(2.64)	(0.07)	(0.22)	(0.29)
6/30/2008	15.29	0.08	(0.91)	(0.83)	(0.08)	(1.20)	(1.28)
Administrative Class
6/30/2012	$14.05	$0.05	$(0.22)	$(0.17)	$— (b)	$—	$— (b)
6/30/2011	10.92	0.01	3.15	3.16	(0.03)	—	(0.03)
6/30/2010	10.15	0.02	0.81	0.83	(0.06)	—	(0.06)
6/30/2009	13.05	0.06	(2.69)	(2.63)	(0.05)	(0.22)	(0.27)
6/30/2008	15.22	0.04	(0.90)	(0.86)	(0.11)	(1.20)	(1.31)
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.

76	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Fund Redemption Fees (a) (f)		Net Asset Value End of Period		Total Return(g)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$13.76		(1.29)%	$52,349	1.11%	0.25%	46%
—		13.94		28.78	63,840	1.11	0.01	69
—	(c)	10.83	(d)	7.90 (d)	49,858	1.11	0.03	45
—	(c)	10.07		(19.87)	38,641	1.12	0.40	61
—	(c)	12.94		(6.81)	48,172	1.11	0.16	69

$—		$12.88		(2.05)%	$1,267	1.86%	(0.54)%	46%
—		13.15		27.79	3,114	1.86	(0.76)	69
—	(c)	10.29	(d)	7.09 (d)	4,533	1.86	(0.73)	45
—	(c)	9.61		(20.47)	4,714	1.87	(0.36)	61
—	(c)	12.41		(7.52)	8,012	1.86	(0.59)	69

$—		$12.91		(2.05)%	$6,910	1.86%	(0.51)%	46%
—		13.18		27.84	9,801	1.86	(0.74)	69
—	(c)	10.31	(d)	7.08 (d)	8,145	1.86	(0.72)	45
—	(c)	9.63		(20.50)	6,151	1.87	(0.35)	61
—	(c)	12.44		(7.44)	8,407	1.86	(0.59)	69

$—		$13.75		(1.36)%	$28,042	1.11%	0.25%	46%
—		13.94		28.76	35,106	1.11	— (e)	69
—	(c)	10.83	(d)	7.91 (d)	32,173	1.11	0.03	45
—	(c)	10.06		(19.88)	20,748	1.12	0.39	61
—	(c)	12.92		(6.77)	32,447	1.11	0.16	69

$—		$13.67		(1.58)%	$362	1.36%	0.01%	46%
—		13.89		28.37	374	1.36	(0.30)	69
—	(c)	10.82	(d)	7.73 (d)	4,376	1.36	(0.23)	45
—	(c)	10.05		(20.13)	3,980	1.37	0.16	61
—	(c)	12.91		(7.06)	4,668	1.36	(0.09)	69

$—		$14.01		(1.13)%	$444	0.86%	0.40%	46%
—		14.17		29.06	2,692	0.86	0.25	69
—	(c)	11.00	(d)	8.28 (d)	2,433	0.85	0.29	45
—	(c)	10.23		(17.98)	2,216	0.81 *	0.84 *	61

$—		$14.06		(1.00)%	$251,305	0.76%	0.60%	46%
—		14.23		29.30	313,932	0.76	0.36	69
—	(c)	11.04	(d)	8.26 (d)	246,783	0.75	0.39	45
—	(c)	10.25		(19.53)	240,441	0.72	0.80	61
—	(c)	13.18		(6.47)	349,529	0.71	0.56	69

$—		$13.88		(1.21)%	$34,556	1.01%	0.35%	46%
—		14.05		28.92	37,017	1.01	0.11	69
—	(c)	10.92	(d)	8.10 (d)	33,725	1.00	0.14	45
—	(c)	10.15		(19.78)	16,555	0.97	0.56	61
—	(c)	13.05		(6.69)	19,559	0.96	0.28	69
(e)	Less than 0.005%.
(f)	Redemption fees eliminated effective May 1, 2009.
(g)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	77

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions
RCM Mid-Cap:
Class A
6/30/2012	$3.28	$(0.01)	$(0.34)	$(0.35)	$—		$(0.10)	$(0.10)
6/30/2011	2.36	(0.01)	0.93	0.92	—	(b)	—	— (b)
6/30/2010	1.95	(0.01)	0.42	0.41	—	(b)	—	— (b)
6/30/2009	2.67	— (b)	(0.71)	(0.71)	—		(0.01)	(0.01)
6/30/2008	2.87	(0.01)	(0.16)	(0.17)	—		(0.03)	(0.03)
Class B
6/30/2012	$3.08	$(0.03)	$(0.32)	$(0.35)	$—		$(0.10)	$(0.10)
6/30/2011	2.23	(0.03)	0.88	0.85	—	(b)	—	— (b)
6/30/2010	1.86	(0.03)	0.40	0.37	—	(b)	—	— (b)
6/30/2009	2.56	(0.02)	(0.67)	(0.69)	—		(0.01)	(0.01)
6/30/2008	2.78	(0.03)	(0.16)	(0.19)	—		(0.03)	(0.03)
Class C
6/30/2012	$3.06	$(0.02)	$(0.32)	$(0.34)	$—		$(0.10)	$(0.10)
6/30/2011	2.22	(0.03)	0.87	0.84	—	(b)	—	— (b)
6/30/2010	1.85	(0.03)	0.40	0.37	—	(b)	—	— (b)
6/30/2009	2.55	(0.02)	(0.67)	(0.69)	—		(0.01)	(0.01)
6/30/2008	2.77	(0.03)	(0.16)	(0.19)	—		(0.03)	(0.03)
Class D
6/30/2012	$3.33	$(0.01)	$(0.34)	$(0.35)	$—		$(0.10)	$(0.10)
6/30/2011	2.39	(0.01)	0.95	0.94	—	(b)	—	— (b)
6/30/2010	1.98	(0.01)	0.42	0.41	—	(b)	—	— (b)
6/30/2009	2.70	— (b)	(0.71)	(0.71)	—		(0.01)	(0.01)
6/30/2008	2.91	(0.01)	(0.17)	(0.18)	—		(0.03)	(0.03)
Class R
6/30/2012	$3.29	$(0.02)	$(0.33)	$(0.35)	$—		$(0.10)	$(0.10)
6/30/2011	2.38	(0.02)	0.93	0.91	—	(b)	—	— (b)
6/30/2010	1.97	(0.02)	0.43	0.41	—	(b)	—	— (b)
6/30/2009	2.69	(0.01)	(0.70)	(0.71)	—		(0.01)	(0.01)
6/30/2008	2.91	(0.02)	(0.17)	(0.19)	—		(0.03)	(0.03)
Class P
4/2/2012† - 6/30/2012	$3.40	$— (c)	$(0.37)	$(0.37)	$—		$—	$—
Institutional Class
6/30/2012	$3.49	$— (b)	$(0.36)	$(0.36)	$—		$(0.10)	$(0.10)
6/30/2011	2.51	— (b)	0.99	0.99	(0.01)		—	(0.01)
6/30/2010	2.07	— (b)	0.44	0.44	—	(b)	—	— (b)
6/30/2009	2.81	— (c)	(0.73)	(0.73)	—		(0.01)	(0.01)
6/30/2008	3.01	— (c)	(0.17)	(0.17)	—		(0.03)	(0.03)
Administrative Class
6/30/2012	$3.37	$(0.01)	$(0.34)	$(0.35)	$—		$(0.10)	$(0.10)
6/30/2011	2.43	(0.01)	0.96	0.95	(0.01)		—	(0.01)
6/30/2010	2.01	(0.01)	0.43	0.42	—	(b)	—	— (b)
6/30/2009	2.74	— (b)	(0.72)	(0.72)	—		(0.01)	(0.01)
6/30/2008	2.94	(0.01)	(0.16)	(0.17)	—		(0.03)	(0.03)
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.

78	Allianz Domestic Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Fund Redemption Fees (a) (e)		Net Asset Value End of Period		Total Return (f)		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$2.83	(d)	(10.52	)%(d)	$95,731	1.13%	(0.24)%	303%
—		3.28	(d)	39.17	(d)	11,498	1.13	(0.46)	133
—		2.36		21.03		5,496	1.14	(0.46)	110
—	(c)	1.95		(26.34)		2,608	1.14	(0.20)	139
—	(c)	2.67		(6.40)		3,146	1.13	(0.35)	107

$—		$2.63	(d)	(11.21	)%(d)	$2,320	1.88%	(1.15)%	303%
—		3.08	(d)	38.12	(d)	2,344	1.88	(1.19)	133
—		2.23		19.90		1,950	1.89	(1.19)	110
—	(c)	1.86		(26.98)		1,260	1.89	(0.96)	139
—	(c)	2.56		(6.97)		1,913	1.89	(1.11)	107

$—		$2.62	(d)	(10.97	)%(d)	$173,734	1.88%	(0.91)%	303%
—		3.06	(d)	37.84	(d)	5,942	1.88	(1.21)	133
—		2.22		20.01		2,964	1.89	(1.19)	110
—	(c)	1.85		(27.09)		2,042	1.88	(0.95)	139
—	(c)	2.55		(6.99)		2,264	1.89	(1.11)	107

$—		$2.88	(d)	(10.35	)%(d)	$1,858	1.13%	(0.40)%	303%
—		3.33	(d)	39.38	(d)	1,807	1.13	(0.45)	133
—		2.39		20.80		1,421	1.14	(0.43)	110
—	(c)	1.98		(26.32)		638	1.14	(0.21)	139
—	(c)	2.70		(6.31)		927	1.13	(0.35)	107

$—		$2.84	(d)	(10.49	)%(d)	$1,332	1.38%	(0.68)%	303%
—		3.29	(d)	38.98	(d)	1,832	1.38	(0.71)	133
—		2.38		20.41		619	1.38	(0.68)	110
—	(c)	1.97		(26.42)		76	1.38	(0.36)	139
—	(c)	2.69		(6.66)		24	1.39	(0.73)	107

$—		$3.03	(d)	(10.88	)%(d)	$1,405	0.88%*	0.14%*	303%

$—		$3.03	(d)	(10.17	)%(d)	$51,878	0.78%	(0.06)%	303%
—		3.49	(d)	39.90	(d)	55,460	0.78	(0.09)	133
—		2.51		20.93		40,206	0.78	(0.08)	110
—	(c)	2.07		(26.00)		35,085	0.74	0.19	139
—	(c)	2.81		(6.08)		64,922	0.73	0.05	107

$—		$2.92	(d)	(10.23	)%(d)	$3,588	1.03%	(0.32)%	303%
—		3.37	(d)	39.11	(d)	2,923	1.03	(0.35)	133
—		2.43		20.92		74	1.03	(0.28)	110
—	(c)	2.01		(26.30)		11	0.99	(0.16)	139
—	(c)	2.74		(6.23)		1,104	0.98	(0.20)	107
(e)	Redemption fees eliminated effective May 1, 2009.
(f)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements	6.30.12	Allianz Domestic Stock Funds Annual Report	79

Notes to Financial Statements

June 30, 2012

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of nineteen separate investment funds (each a “Fund” or collectively, the “Funds”). Allianz Global Investors Fund Management LLC (the “Investment Adviser” or “AGIFM”) serves as the Funds’ investment adviser and is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”), formerly Allianz Global Investors of America L.P. prior to December 31, 2011. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to eight classes of shares to new and existing investors: A, C, D, R, P, Institutional, Administrative and Institutional II, which is only offered by the Allianz Global Investors Money Market Fund and available to limited purchasers. Effective November 1, 2009, Class B shares are no longer available for purchase, except through exchanges and dividend reinvestments. These financial statements pertain to eleven of the Funds offered by the Trust.

The investment objective of AGIC U.S. Managed Volatility, RCM Large-Cap Growth and RCM Mid-Cap is to seek long-term capital appreciation. The investment objective of NFJ All-Cap Value, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and NFJ Small-Cap Value is to seek long-term growth of capital and income. The investment objective of AGIC Income & Growth is to seek total return comprised of current income, current gains and capital appreciation. The investment objective of AGIC Opportunity is to seek capital appreciation; no consideration is given to income. The investment objective of AGIC Growth is to seek long-term growth of capital; income is an incidental consideration.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures About Offsetting Assets and Liabilities,” which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds’ management is currently evaluating the effect that the guidance may have on their financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investment in underlying funds are valued at the closing net asset value (“NAV”) per share of each underlying fund as reported on each bushiness day.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures approved by the Board of Trustees, or persons acting at their discretion pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to each Fund’s financial statements. The NAV of each share class of a Fund is normally determined at the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to each Fund’s financial statements. Fair value pricing may

80	Allianz Domestic Stock Funds Annual Report	6.30.12

require subjective determinations about the value of a security or other asset, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized multi-dimensional relational pricing models.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

6.30.12	Allianz Domestic Stock Funds Annual Report	81

Notes to Financial Statements  (Cont.)

June 30, 2012

A summary of the inputs used at June 30, 2012 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Note 5(a) for more detailed information on Investments in Securities)(amounts in thousands):

AGIC Income & Growth:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 6/30/12

Investments in Securities – Assets
Common Stock	$326,662	—	—		$326,662
Corporate Bonds & Notes	—	$322,095	—		322,095
Convertible Bonds	—	278,477	—		278,477
Convertible Preferred Stock:
Diversified Financial Services	2,496	3,403	—		5,899
Financial Services	4,158	2,682	—		6,840
Oil & Gas	—	375	—		375
Road/Rail	—	3,058	—		3,058
All Other	24,933	—	—		24,933
Repurchase Agreements	—	25,270	—		25,270
Total Investments in Securities – Assets	$358,249	$635,360	—		$993,609

Investments in Securities – Liabilities
Options Written, at value:
Market Price	$(853)	$(324)	—		$(1,177)
Total Investments	$357,396	$635,036	—		$992,432

AGIC Opportunity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 6/30/12

Investments in Securities – Assets
Common Stock	$166,394	—	—		$166,394
Repurchase Agreements	—	$131	—		131
Total Investments	$166,394	$131	—		$166,525

AGIC U.S. Managed Volatility:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 6/30/12

Investments in Securities – Assets
Common Stock	$18,051	—	—		$18,051
Repurchase Agreements	—	$778	—		778
Total Investments	$18,051	$778	—		$18,829

NFJ All-Cap Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 6/30/12

Investments in Securities – Assets
Common Stock:
Oil, Gas & Consumable Fuels	$2,713	—	—	(a)	$2,713
All Other	20,183	—	—		20,183
Preferred Stock	—	—	—	(a)	—	(a)
Repurchase Agreements	—	$649	—		649
Total Investments	$22,896	$649	—	(a)	$23,545

82	Allianz Domestic Stock Funds Annual Report	6.30.12

NFJ Dividend Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/12

Investments in Securities – Assets
Common Stock	$7,534,712	—	—	$7,534,712
Mutual Funds	25,000	—	—	25,000
Repurchase Agreements	—	$73,635	—	73,635
Total Investments	$7,559,712	$73,635	—	$7,633,347

NFJ Large-Cap Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/12

Investments in Securities – Assets
Common Stock	$756,019	—	—	$756,019
Repurchase Agreements	—	$15,769	—	15,769
Total Investments	$756,019	$15,769	—	$771,788

NFJ Mid-Cap Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/12

Investments in Securities – Assets
Common Stock	$657,336	—	—	$657,336
Mutual Funds	6,861	—	—	6,861
Repurchase Agreements	—	$8,140	—	8,140
Total Investments	$664,197	$8,140	—	$672,337

NFJ Small-Cap Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/12

Investments in Securities – Assets
Common Stock	$6,477,759	—	—	$6,477,759
Mutual Funds	81,364	—	—	81,364
Repurchase Agreements	—	$201,555	—	201,555
Total Investments	$6,559,123	$201,555	—	$6,760,678

AGIC Growth:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/12

Investments in Securities – Assets
Common Stock	$584,135	—	—	$584,135
Repurchase Agreements	—	$16,020	—	16,020
Total Investments	$584,135	$16,020	—	$600,155

6.30.12	Allianz Domestic Stock Funds Annual Report	83

Notes to Financial Statements  (Cont.)

June 30, 2012

RCM Large-Cap Growth:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/12

Investments in Securities – Assets
Common Stock	$367,803	—	—	$367,803
Repurchase Agreements	—	$5,732	—	5,732
Total Investments	$367,803	$5,732	—	$373,535

RCM Mid-Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/12

Investments in Securities – Assets
Common Stock	$329,780	—	—	$329,780
Repurchase Agreements	—	$3,447	—	3,447
Total Investments	$329,780	$3,447	—	$333,227

There were no significant transfers between Levels 1 and 2 during the year ended June 30, 2012 for any Fund.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended June 30, 2012, was as follows (amounts in thousands):

AGIC Income & Growth:

	Beginning Balance 6/30/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 6/30/12

Investments in Securities – Assets
Convertible Bonds:
Technology	$2,440	$4,188	$(3,409)	—	$673	$(686)	—	$(3,206)	—

*	Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

NFJ All-Cap Value:

	Beginning Balance 6/30/11		Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/12

Investments in Securities – Assets
Common Stock:
Oil, Gas & Consumable Fuels	—(a	)	—	—	—	—	—	—	—	—(a	)
Preferred Stock	—(a	)	—	—	—	—	—	—	—	—(a	)
Total Investments	—(a	)	—	—	—	—	—	—	—	—(a	)

(a)	Securities are fair valued at $0.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Conversion premium is not annualized.

Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Expenses are recorded on an accrual basis.

84	Allianz Domestic Stock Funds Annual Report	6.30.12

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subjected to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at June 30, 2012. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except AGIC Income & Growth, NFJ Dividend Value and NFJ Large-Cap Value), are declared and distributed to shareholders annually. Dividends from net investment income and/or short-term capital gains for AGIC Income & Growth, if any, are declared and distributed monthly. Dividends from net investment income for NFJ Dividend Value and NFJ Large-Cap Value are declared and distributed quarterly. Net realized capital gains earned by a Fund, if any, will be distributed annually.

The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include distribution, servicing and administration fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Foreign Withholding Taxes on Dividends.  Dividend income reflected on the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Actual foreign taxes withheld were: AGIC Income & Growth—$317, NFJ All-Cap Value—$12,147, NFJ Dividend Value—$5,222,201, NFJ Large-Cap Value—$55,949, NFJ Mid-Cap Value—$399,755, NFJ Small-Cap Value—$1,551,403, AGIC Growth—$4,591, RCM Large-Cap Growth—$14,720, RCM Mid-Cap—$902.

(i) Repurchase Agreements.  The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(j) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside liquid assets in an amount sufficient to meet the purchase price and maintain these assets until the settlement date in a designated account. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

6.30.12	Allianz Domestic Stock Funds Annual Report	85

Notes to Financial Statements  (Cont.)

June 30, 2012

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-advisers, NFJ Investment Group LLC (“NFJ”), Allianz Global Investors Capital LLC (“AGI Capital”) and RCM Capital Management LLC (“RCM”) (collectively the “Sub-Advisers”), each an affiliate of AGIFM, seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds may be exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employs leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Options Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option includes the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of put options is decreased by the premiums paid.

The Funds write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

The following is a summary of the fair valuations of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at June 30, 2012 (amounts in thousands):

AGIC Income & Growth:

Location	Market Price
Liability derivatives:
Options written, at value	$(1,177)

86	Allianz Domestic Stock Funds Annual Report	6.30.12

The effect of derivatives on the Statements of Operations for the year ended June 30, 2012 (amounts in thousands):

AGIC Income & Growth:

Location	Market Price
Net realized loss on:
Options written	$(310)
Net change in unrealized appreciation/depreciation of:
Options written	$(192)

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended June 30, 2012:

	Options Written

	Contracts(1)	Notional
AGIC Income & Growth	12,482	$28,730

(1)	Number of contracts
4.	INVESTMENT ADVISER/ ADMINISTRATOR / DISTRIBUTOR FEES & EXPENSES

Investment Advisory Fee.  AGIFM serves as investment adviser to the Funds, pursuant to an investment advisory contract. AGIFM receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

The Sub-Advisers, under the supervision of AGIFM, direct the investments of each Fund’s assets. The advisory fees received by AGIFM are paid all or in part to the Sub-Advisers in accordance with the portfolio management agreements.

Administration Fee.  AGIFM provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as noted in the following table:

	All Classes			Class A, B, C, D, R and P (1)(2)		Institutional Class (1)			Administrative Class (1)

	Investment Advisory Fee	Effective Advisory Fee		Administration Fee	Effective Administration Fee	Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee
AGIC Income & Growth	0.65%	0.65%		0.40%	0.40%	0.30%	0.30%		N/A	N/A
AGIC Opportunity	0.65	0.65		0.40	0.40	0.30	0.30		0.30%	0.30%
AGIC U.S. Managed Volatility	0.30	0.39	(6)	0.40	0.40	0.30	0.30		0.30	0.30
NFJ All-Cap Value	0.65	0.65		0.40	0.40	0.30	0.30		0.30	0.30
NFJ Dividend Value	0.45	0.45	(3)	0.40	0.35	0.30	0.25		0.30	0.25
NFJ Large-Cap Value	0.45	0.45		0.40	0.40	0.30	0.30		0.30	0.30
NFJ Mid-Cap Value	0.60	0.60		0.40	0.40	0.30	0.30		0.30	0.30
NFJ Small-Cap Value	0.60	0.57	(4)	0.40	0.36	0.30	0.21	(5)	0.30	0.21	(5)
AGIC Growth	0.50	0.50		0.40	0.40	0.30	0.30		0.30	0.30
RCM Large-Cap Growth	0.45	0.45		0.40	0.40	0.30	0.30		0.30	0.30
RCM Mid-Cap	0.47	0.47		0.40	0.40	0.30	0.30		0.30	0.30

(1)	Administration Fee for each share class shall be reduced according to the following schedule: 0.025% per annum on net assets in excess of $1 billion, an additional 0.025% per annum on net assets in excess of $2.5 billion, an additional 0.025% per annum on net assets in excess of $5 billion and an additional 0.025% per annum on net assets in excess of $7.5 billion.
(2)	Prior to July 1, 2011, the Administration Agreement included a plan adopted in conformity with Rule 12b-1 which provided for the payment of an additional 0.25% for Class D shares. Consequently, the Administration Fee for Class D shares was 0.25% greater than the fee set forth above. Effective July 1, 2011, such additional amount is paid by Class D shares pursuant to a separate Rule 12b-1 Plan and not under the Administration Agreement.
(3)	The Investment Advisory Fee is subject to a reduction of 0.025% on net assets in excess of $7.5 billion and an additional 0.025% on net assets in excess of $10 billion.
(4)	The Investment Advisory Fee is subject to a reduction of 0.025% on net assets in excess of $3 billion, an additional 0.025% on net assets in excess of $4 billion and an additional 0.025% on net assets in excess of $5 billion.
(5)	The Administrator has voluntarily agreed to an irrevocable waiver of a portion of Administration Fees paid by Institutional and Administrative Class shares in the amount of 0.05% of average daily net assets attributable to these share classes through October 31, 2012.
(6)	Effective December 1, 2011, the Investment Advisory Fee was contractually reduced from 0.50% to 0.30%.

Distribution and Servicing Fees.   Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AGIFM, serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal period with no unreimbursed cost to be carried forward as of June 30, 2012.

Pursuant to separate Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Distributor receives (i) in connection with the distribution of B, C, D and R class shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to A, B, C, D and R class shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

6.30.12	Allianz Domestic Stock Funds Annual Report	87

Notes to Financial Statements  (Cont.)

June 30, 2012

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2012, the Distributor received $355,821 representing commissions (sales charges) and CDSC.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

5.	INVESTMENTS IN SECURITIES

For the year ended June 30, 2012, purchases and sales of investments, other than short-term securities were (amounts in thousands):

	Purchases	Sales
AGIC Income & Growth	$1,310,996	$1,055,430
AGIC Opportunity	290,958	387,317
AGIC U.S. Managed Volatility	37,102	42,980
NFJ All-Cap Value	8,177	8,090
NFJ Dividend Value	3,137,522	3,212,079
NFJ Large-Cap Value	252,171	695,644
NFJ Mid-Cap Value	189,240	285,576
NFJ Small-Cap Value	1,734,554	2,220,941
AGIC Growth	485,994	563,518
RCM Large-Cap Growth	186,625	268,638
RCM Mid-Cap	335,960	346,220

(a) Transactions in options written were as follows (amounts in thousands for premiums):

	AGIC Income & Growth:
	Contracts	Notional	Premiums
Options outstanding, June 30, 2011	8,685	—	$345
Options written	161,945	$143,650	9,521
Options terminated in closing transactions	(52,794)	—	(3,247)
Options expired	(103,491)	—	(5,661)
Options outstanding, June 30, 2012	14,345	$143,650	$958

88	Allianz Domestic Stock Funds Annual Report	6.30.12

6. INCOME TAX INFORMATION

The tax character of dividends paid by the Funds was (amounts in thousands):

	Year Ended June 30, 2012		Year Ended June 30, 2011
	Ordinary Income Distributions(1)	15% Long-term Capital gain Distributions	Ordinary Income Distributions(1)	15% Long-term Capital gain Distributions
AGIC Income & Growth	$75,037	$1,962	$37,260	$164
AGIC Opportunity	—	6,954	—	—
AGIC U.S. Managed Volatility	88	1,571	330	—
NFJ All-Cap Value	333	—	463	—
NFJ Dividend Value	219,501	—	213,239	—
NFJ Large-Cap Value	20,700	—	25,061	—
NFJ Mid-Cap Value	6,632	—	9,530	—
NFJ Small-Cap Value	114,981	198,278	111,938	—
RCM Large-Cap Growth	526	—	1,023	—
RCM Mid-Cap	—	2,244	129	3

(1)	Includes short-term capital gains, if any.

At June 30, 2012, the components of distributable earnings were (amounts in thousands):

					Post-October Capital Loss(4)
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)	Short-Term	Long-Term
AGIC Income & Growth	$12,668	$6,115	—	—	—	—
AGIC Opportunity	—	5,369	—	$122	—	—
AGIC U.S. Managed Volatility	247	2,313	$3,310	—	—	—
NFJ All-Cap Value	210	—	13,735	—	—	—
NFJ Dividend Value	3,172	—	2,199,277	—	—	—
NFJ Large-Cap Value	1,014	—	607,632	—	—	—
NFJ Mid-Cap Value	6,039	—	273,688	—	$5,809	—
NFJ Small-Cap Value	16,856	175,072	—	—	—	—
AGIC Growth	—	—	35,373	423	21,771	—
RCM Large-Cap Growth	1,991	2,131	—	—	—	—
RCM Mid-Cap	—	25,683	43,740	321	—	—

(2)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(3)	Certain specified losses realized during the period November 1, 2011 through June 30, 2012, and/or other ordinary losses realized during the period January 1, 2012 through June 30, 2012, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(4)	Capital losses realized during the period November 1, 2011 through June 30, 2012, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in preenactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term capital losses.

At June 30, 2012, capital loss carryforwards expiring in the following years were (amounts in thousands):

							No Expiration(5)
	2016		2017		2018		Short-Term	Long-Term
AGIC U.S. Managed Volatility	—		$251	*	$3,059	*	—	—
NFJ All-Cap Value	—		5,255		8,221		$23	$236
NFJ Dividend Value	—		262,494		1,936,783		—	—
NFJ Large-Cap Value	$76,899	*	110,254	*	420,479	*	—	—
NFJ Mid-Cap Value	—		40,731		232,957		—	—
AGIC Growth	—		4,902		30,471		—	—
RCM Mid-Cap	5,758	*	5,105	*†	32,877	†	—	—

*	Subject to limitations under IRC Sections 381-384
†	This amount is from AGIC Target.
(5)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

6.30.12	Allianz Domestic Stock Funds Annual Report	89

Notes to Financial Statements  (Cont.)

June 30, 2012

For the year ended June 30, 2012, the Funds utilized the following amounts of capital loss carryforwards (amounts in thousands):

Utilized
AGIC U.S. Managed Volatility	$127
NFJ Dividend Value	321,327
NFJ Large-Cap Value	32,833
NFJ Mid-Cap Value	27,508
AGIC Growth	33,137
RCM Large-Cap Growth	22,370
RCM Mid-Cap	5,057

During the year ended June 30, 2012, NFJ Large Cap Value & AGIC U.S. Managed Volatility wrote off $18,184 & $2,464 of capital loss carryforwards, respectively.

For the year ended June 30, 2012, permanent “book tax” adjustments were (amounts in thousands):

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital in Excess of Par	Appreciation/ Depreciation
AGIC Income & Growth(i)(l)	$2,936	$(2,936)	—	—
AGIC Opportunity(b)(c)(f)	1,726	(251)	$(1,475)	—
AGIC U.S. Managed Volatility(g)(h)(j)	1	2,464	(2,465)	—
NFJ All-Cap Value(h)	(1)	—	—	$1
NFJ Dividend Value(h)	267	(267)	—	—
NFJ Large-Cap Value(h)(j)	80	18,104	(18,184)	—
NFJ Mid-Cap Value(b)(d)(e)(f)(h)	1,299	(1,213)	(143)	57
NFJ Small-Cap Value(b)(e)(f)(h)	14,445	(23,196)	(45)	8,796
AGIC Growth(f)(k)	885	229	(1,114)	—
RCM Large-Cap Growth(e)	(1)	1	—	—
RCM Mid-Cap(a)(c)	(41)	(58,136)	58,177	—

(a)	Amounts received from target fund due to merger.
(b)	Reclassification of gains of securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes.
(c)	Net operation Loss.
(d)	Reclassification of non-deductible expense.
(e)	Reclassification of gains and losses from foreign currency transactions.
(f)	Reclassification of securities litigation payments.
(g)	Non deductible federal excise tax paid.
(h)	Reclassifications related to investments in real estate investment trusts (REITs).
(i)	Consent fees.
(j)	Write-off of Capital Loss Carryforward
(k)	Reclassification of partnerships
(l)	Adjustments related to convertible preferred securities

Net Investment Income, net realized gains or losses and net assets were not affected by these adjustments.

90	Allianz Domestic Stock Funds Annual Report	6.30.12

At June 30, 2012, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written) for federal income tax purposes were (amounts in thousands):

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation/ (Depreciation)
AGIC Income & Growth	$1,080,878	$11,758	$99,027	$(87,269)
AGIC Opportunity	174,598	4,197	12,270	(8,073)
AGIC U.S. Managed Volatility	17,577	1,363	111	1,252
NFJ All-Cap Value	23,178	2,019	1,652	367
NFJ Dividend Value	7,517,118	736,630	620,401	116,229
NFJ Large-Cap Value	699,276	101,072	28,560	72,512
NFJ Mid-Cap Value	592,429	112,252	32,344	79,908
NFJ Small-Cap Value	5,402,396	1,583,723	225,441	1,358,282
AGIC Growth	470,779	137,732	8,356	129,376
RCM Large-Cap Growth	315,369	67,243	9,077	58,166
RCM Mid-Cap	334,846	12,639	14,258	(1,619)

(6)	Differences between book and tax cost basis are primarily attributable to wash sale loss deferrals, PFIC mark-to-market and basis adjustments from investments in partnerships and Real Estate Investment Trusts (REITs).

The Commonwealth of Pennsylvania has assessed and seeks payment of franchise taxes on NFJ Small-Cap Value under the Pennsylvania Capital Stock/Franchise Tax for the Fund’s fiscal years ended June 30, 2005-2009, in the aggregate amount of $6,289,076 (representing tax and interest thereon through the date of the assessment). The Trust disputes the assessments and related interest thereon and is contesting the matter.

6.30.12	Allianz Domestic Stock Funds Annual Report	91

Notes to Financial Statements  (Cont.)

June 30, 2012

7. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	AGIC Income & Growth				AGIC Opportunity
	Year ended 6/30/2012		Year ended 6/30/2011		Year ended 6/30/2012		Year ended 6/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	15,654	$184,845	22,241	$282,785	242	$6,415	746	$19,851
Class B	—	—	—	—	1	40	32	639
Class C	12,784	147,596	19,319	241,147	113	2,543	382	7,960
Class D	1,887	22,389	3,421	44,319	31	624	90	2,041
Class R	262	3,167	1	10	1	12	15	279
Class P	11,492	136,614	6,472	82,099	19	368	106	2,155
Institutional Class	5,336	62,884	3,565	45,426	885	19,393	1,359	30,870
Administrative Class	—	—	—	—	27	565	38	855

Issued in reinvestment of dividends and distributions:
Class A	2,022	23,566	989	12,458	64	1,443	—	—
Class B	—	—	—	—	5	69	—	—
Class C	1,652	18,785	657	8,152	114	1,864	—	—
Class D	273	3,186	115	1,464	2	47	—	—
Class R	5	59	— *	— *	— *	6	—	—
Class P	560	6,564	167	2,108	2	30	—	—
Institutional Class	586	6,888	241	3,032	145	2,798	—	—
Administrative Class	—	—	—	—	1	23	—	—

Cost of shares redeemed:
Class A	(12,644)	(147,814)	(5,178)	(65,308)	(669)	(16,832)	(1,503)	(38,215)
Class B	—	—	—	—	(96)	(1,745)	(174)	(3,356)
Class C	(5,488)	(62,616)	(2,269)	(28,180)	(695)	(12,550)	(845)	(16,626)
Class D	(1,851)	(21,686)	(962)	(12,364)	(120)	(2,154)	(26)	(529)
Class R	(153)	(1,868)	—	—	(1)	(21)	(7)	(130)
Class P	(4,957)	(58,397)	(1,423)	(17,942)	(60)	(1,097)	(145)	(2,835)
Institutional Class	(1,486)	(17,510)	(1,315)	(17,042)	(3,995)	(86,114)	(2,017)	(46,903)
Administrative Class	—	—	—	—	(129)	(2,643)	(34)	(746)
Net increase (decrease) resulting from Fund share transactions	25,934	$306,652	46,041	$582,164	(4,113)	$(86,916)	(1,983)	$(44,690)

*	Reflects actual amount rounding to less than 1,000 or $1,000.

92	Allianz Domestic Stock Funds Annual Report	6.30.12

AGIC U. S. Managed Volatility				NFJ All-Cap Value				NFJ Dividend Value
Year ended 6/30/2012		Year ended 6/30/2011		Year ended 6/30/2012		Year ended 6/30/2011		Year ended 6/30/2012		Year ended 6/30/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

223	$2,926	156	$2,095	341	$3,550	1,145	$12,034	37,409	$423,246	34,524	$389,053
4	52	10	127	11	107	21	206	86	1,011	163	1,852
40	483	48	600	192	1,931	243	2,385	3,904	45,103	6,618	75,404
20	269	3	42	64	691	66	662	22,651	251,891	30,603	346,604
—	—	—	—	—	—	—	—	5,270	60,258	6,116	68,584
5	60	2	31	223	2,383	44	445	35,252	404,596	98,811	1,084,331
346	4,672	285	3,823	29	343	3	35	114,480	1,368,916	56,611	639,644
— *	4	—	—	—	—	—	—	11,612	135,727	10,369	119,125

31	387	2	33	16	165	23	226	3,733	42,009	3,931	43,950
7	87	— *	— *	—*	5	2	18	54	610	93	1,040
16	189	— *	— *	5	55	9	84	544	6,149	605	6,792
4	52	— *	4	3	29	4	46	1,401	15,353	1,688	18,998
—	—	—	—	—	—	—	—	508	5,706	499	5,573
— *	6	— *	— *	3	27	— *	5	1,025	11,692	497	5,713
59	756	21	282	—*	1	— *	— *	6,875	78,574	5,490	61,892
— *	2	— *	— *	—*	— *	— *	— *	2,463	27,977	2,706	30,590

(330)	(4,374)	(168)	(2,171)	(365)	(3,867)	(981)	(10,340)	(46,872)	(538,091)	(57,573)	(643,506)
(65)	(798)	(117)	(1,393)	(66)	(684)	(68)	(662)	(2,420)	(28,148)	(3,545)	(39,641)
(109)	(1,347)	(95)	(1,163)	(183)	(1,825)	(219)	(2,141)	(9,449)	(108,274)	(13,510)	(150,895)
(14)	(193)	(10)	(134)	(144)	(1,554)	(72)	(727)	(71,923)	(867,100)	(17,171)	(192,685)
—	—	—	—	—	—	—	—	(6,126)	(70,162)	(7,926)	(87,005)
(3)	(39)	(1)	(21)	(84)	(868)	(20)	(215)	(39,542)	(449,574)	(25,691)	(296,790)
(530)	(7,139)	(1,992)	(27,477)	(3)	(37)	(114)	(1,143)	(63,881)	(737,095)	(54,462)	(619,755)
— *	(4)	—	—	—	—	—	—	(27,520)	(321,739)	(19,545)	(218,535)
(296)	$(3,949)	(1,856)	$(25,322)	42	$452	86	$918	(20,466)	$(241,365)	59,901	$650,333

6.30.12	Allianz Domestic Stock Funds Annual Report	93

Notes to Financial Statements  (Cont.)

June 30, 2012

	NFJ Large-Cap Value				NFJ Mid-Cap Value
	Year ended 6/30/2012		Year ended 6/30/2011		Year ended 6/30/2012		Year ended 6/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	2,155	$30,044	3,718	$49,532	3,479	$57,916	8,519	$132,799
Class B	5	76	30	419	16	226	40	588
Class C	231	3,200	933	13,200	227	3,280	640	9,221
Class D	2,499	34,164	10,646	143,957	164	2,791	2,290	39,843
Class R	181	2,565	192	2,618	288	4,244	210	3,035
Class P	388	5,433	249	3,554	299	4,200	5 **	75 **
Institutional Class	32,662	481,238	2,590	35,405	2,460	45,013	1,668	27,803
Administrative Class	231	2,973	541	7,719	55	938	97	1,642

Issued in reinvestment of dividends and distributions:
Class A	264	3,565	305	4,137	255	4,093	372	6,041
Class B	16	211	28	383	— *	— *	6	83
Class C	96	1,298	94	1,275	72	986	101	1,410
Class D	464	6,052	958	13,007	7	111	12	191
Class R	14	190	15	200	11	158	12	172
Class P	12	172	8	106	4	51	—	—
Institutional Class	564	7,932	291	3,962	14	238	9	158
Administrative Class	10	136	24	333	4	68	6	107

Cost of shares redeemed:
Class A	(5,376)	(74,762)	(8,743)	(117,651)	(6,551)	(108,938)	(12,140)	(197,973)
Class B	(1,499)	(21,044)	(2,357)	(31,116)	(2,606)	(38,351)	(2,331)	(33,003)
Class C	(1,819)	(25,221)	(2,842)	(38,605)	(2,511)	(35,812)	(3,566)	(49,794)
Class D	(46,958)	(662,849)	(6,418)	(87,873)	(1,587)	(27,609)	(733)	(12,573)
Class R	(313)	(4,403)	(337)	(4,495)	(462)	(6,870)	(345)	(4,983)
Class P	(238)	(3,394)	(481)	(6,562)	(80)	(1,182)	—	—
Institutional Class	(23,397)	(328,852)	(6,900)	(91,439)	(941)	(15,973)	(1,510)	(24,623)
Administrative Class	(1,109)	(15,201)	(380)	(5,195)	(158)	(2,824)	(295)	(5,112)
Net increase (decrease) resulting from Fund share transactions	(40,917)	$(556,477)	(7,836)	$(103,129)	(7,541)	$(113,246)	(6,933)	$(104,893)

*	Reflects actual amount rounding to less than 1,000 or $1,000.
**	Inclusive of shares sold to AAM subsequent to commencement of operations.

94	Allianz Domestic Stock Funds Annual Report	6.30.12

NFJ Small-Cap Value
Year ended 6/30/2012		Year ended 6/30/2011
Shares	Amount	Shares	Amount

13,336	$380,995	18,846	$528,559
3	76	5	124
201	5,378	78	2,127
144	4,234	232	6,623
1,123	33,107	1,479	42,590
1,979	58,544	1,042	31,969
23,757	715,161	23,533	699,311
8,764	250,444	15,647	435,570

3,276	89,549	1,132	32,001
19	497	5	143
388	10,063	90	2,446
194	5,438	64	1,834
220	6,150	67	1,957
82	2,357	8	222
3,796	109,194	1,332	39,410
2,234	61,054	777	21,929

(26,835)	(768,522)	(23,603)	(663,114)
(862)	(23,795)	(2,182)	(58,170)
(2,365)	(64,282)	(2,976)	(80,448)
(982)	(28,726)	(968)	(27,790)
(1,977)	(57,620)	(1,658)	(47,964)
(663)	(19,764)	(637)	(18,542)
(23,704)	(707,537)	(20,316)	(604,394)
(17,588)	(503,296)	(10,488)	(297,175)
(15,460)	$(441,301)	1,509	$49,218

6.30.12	Allianz Domestic Stock Funds Annual Report	95

Notes to Financial Statements  (Cont.)

June 30, 2012

	AGIC Growth				RCM Large-Cap Growth
	Year ended 6/30/2012		Year ended 6/30/2011		Year ended 6/30/2012		Year ended 6/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	1,047	$32,353	1,799	$49,520	1,074	$14,396	1,886	$24,446
Class B	6	156	17	418	1	17	45	575
Class C	145	3,784	293	6,705	34	423	264	3,421
Class D	144	3,754	164	3,930	257	3,433	231	2,983
Class R	204	5,163	225	5,311	4	53	23	290
Class P	132	3,506	247	5,862	9	120	77	997
Institutional Class	250	7,052	386	10,205	3,627	49,632	5,381	73,652
Administrative Class	46	1,268	50	1,265	340	4,617	596	7,741

Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	— *	— *	2	28
Class B	—	—	—	—	— *	— *	— *	— *
Class C	—	—	—	—	— *	— *	— *	— *
Class D	—	—	—	—	— *	— *	1	13
Class R	—	—	—	—	— *	— *	— *	— *
Class P	—	—	—	—	— *	— *	1	8
Institutional Class	—	—	—	—	40	520	64	871
Administrative Class	—	—	—	—	— *	— *	6	82

Issued in reorganization:
Class A	—	—	—	—	—	—	—	—
Class B	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(2,331)	(70,392)	(4,819)	(132,044)	(1,848)	(24,871)	(1,912)	(24,587)
Class B	(136)	(3,296)	(394)	(8,821)	(140)	(1,751)	(248)	(3,015)
Class C	(1,186)	(28,710)	(1,655)	(37,603)	(242)	(3,016)	(311)	(3,821)
Class D	(170)	(4,239)	(261)	(6,359)	(737)	(10,201)	(684)	(8,983)
Class R	(327)	(8,290)	(206)	(4,918)	(5)	(60)	(400)	(5,492)
Class P	(114)	(2,923)	(246)	(5,716)	(167)	(2,173)	(109)	(1,490)
Institutional Class	(297)	(8,386)	(1,509)	(39,126)	(7,861)	(107,604)	(5,722)	(74,984)
Administrative Class	(54)	(1,441)	(243)	(6,199)	(484)	(6,629)	(1,056)	(14,209)
Net increase (decrease) resulting from Fund share transactions	(2,641)	$(70,641)	(6,152)	$(157,570)	(6,098)	$(83,094)	(1,865)	$(21,474)

*	Reflects actual amount rounding to less than 1,000 or $1,000.
**	Inclusive of shares sold to AAM subsequent to commencement of operations.

96	Allianz Domestic Stock Funds Annual Report	6.30.12

RCM Mid-Cap
Year ended 6/30/2012		Year ended 6/30/2011
Shares	Amount	Shares	Amount

1,676	$5,012	2,482	$7,512
22	62	422	1,163
282	765	1,269	3,612
134	403	204	614
268	784	732	2,149
3 **	10 **	—	—
1,176	3,733	1,838	5,774
561	1,634	934	2,640

107	282	4	10
20	48	— *	— *
60	147	— *	— *
19	52	— *	1
16	41	— *	1
—	—	—	—
531	1,504	32	102
30	83	2	7

31,393	94,343	—	—
674	1,883	—	—
66,167	184,381	—	—
204	624	—	—
—	—	—	—
526	1,690	—	—
1,917	6,166	—	—
20	61	—	—

(2,882)	(8,320)	(1,305)	(4,012)
(596)	(1,622)	(535)	(1,479)
(2,218)	(5,798)	(665)	(1,915)
(254)	(735)	(255)	(782)
(371)	(1,066)	(435)	(1,312)
(65)	(196)	—	—
(2,421)	(7,566)	(2,017)	(6,102)
(250)	(774)	(99)	(319)
96,749	$277,631	2,608	$7,664

6.30.12	Allianz Domestic Stock Funds Annual Report	97

Notes to Financial Statements  (Cont.)

June 30, 2012

8.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earning from these affiliated issuers during the year ended June 30, 2012 (amounts in thousands):

NFJ Dividend Value:

Issuer Name	Market Value 6/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2012	Dividend Income	Realized Gain (Loss)
Allianz Global Investors Money Market Fund—Inst. II	—	$25,000	—	—	$25,000	$16	—
RR Donnelley & Sons Co.	$168,700	4,853	—	$(124,274)	118,629	10,023	—
Totals	$168,700	$29,853	—	$(124,274)	$143,629	$10,039	—

NFJ Small-Cap Value:

Issuer Name	Market Value 6/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2012	Dividend Income	Realized Gain (Loss)
Allianz Global Investors Money Market Fund—Inst. II	—	$25,000	—	—	$25,000	$15	—
Andersons, Inc.	$41,481	4,853	—	$7,886	47,289	618	—
Buckle, Inc.†	101,549	—	$19,102	23,292	75,282	5,957	$5,901
Cal-Maine Foods, Inc.	37,070	3,371	773	11,789	48,566	1,029	17
Casey’s General Stores Inc.†	87,028	—	11,867	56,532	101,724	1,090	6,052
Cash America International, Inc.	98,038	4,173	5,372	27,448	74,397	229	3,198
Cooper Tire & Rubber Co.†	62,307	443	33,461	—	—	334	(40,663)
Group 1 Automotive Inc.	79,893	3,014	30,904	7,967	61,606	802	3,902
International Speedway Corp., Class A†	38,584	4,173	22,910	703	18,379	177	(10,601)
Meredith Corp.	79,531	8,983	23,774	(2,399)	65,955	3,677	(5,313)
Neenah Paper, Inc.†	10,317	4,730	—	6,304	20,194	330	—
Sturm Ruger & Co., Inc.	22,461	5,887	4,326	24,178	40,788	737	2,590
Titan International, Inc.	—	49,618	—	4,910	54,528	30	—
Trustmark Corp.†	82,474	—	16,454	3,545	68,032	2,839	(52)
Universal Corp.	57,967	3,059	2,580	9,587	72,428	3,107	402
Totals	$798,700	$117,304	$171,523	$181,742	$774,168	$20,971	$(34,567)

†	Not affiliated at June 30, 2012.

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the Funds owning in excess of 5% of the outstanding shares of certain issues at June 30, 2012. The percents and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

NFJ Dividend Value:

Issuer Name	% Holding	Market Value (000s)	Market Value as a % of Net Assets
RR Donnelley & Sons Co.	5.59%	$118,629	1.53%

NFJ Small-Cap Value:

Issuer Name	% Holding	Market Value (000s)	Market Value as a % of Net Assets
Andersons, Inc.	5.99%	$47,289	0.69%
Cal-Maine Foods, Inc.	5.78%	48,566	0.71%
Cash America International, Inc.	5.75%	74,397	1.09%
Group 1 Automotive Inc.	5.89%	61,606	0.90%
Meredith Corp.	5.72%	65,955	0.97%
Sturm Ruger & Co., Inc.	5.31%	40,788	0.60%
Titan International, Inc.	5.26%	54,528	0.80%
Universal Corp.	6.69%	72,428	1.06%
Totals		$465,557	6.82%

9.	PAYMENTS FROM AFFILIATES

During the year ended June 30, 2012, NFJ reimbursed NFJ Small-Cap Value $150,952 (less than $0.01 per share) for realized losses resulting from a trading error.

98	Allianz Domestic Stock Funds Annual Report	6.30.12

During the year ended June 30, 2012, RCM reimbursed RCM Mid-Cap $215 (less than $0.01 per share) for realized losses resulting from a trading error.

During the year ended June 30, 2011, RCM reimbursed RCM Mid-Cap $1,559 (less than $0.01 per share) for realized losses resulting from a trading error.

10.	FUND EVENTS

a.	Reorganization

Prior to the opening of business on May 7, 2012, Allianz RCM Mid-Cap (the “Survivor Fund”) acquired all assets and liabilities of Allianz AGIC Target (the “Target Fund”). The purpose of the transaction was to combine two funds managed by the Investment Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of shares of the Target Fund, valued at $289,147,651 in total, for shares of the Survivor Fund as follows:

Shares Exchanged

	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Shares of Target Fund	4,825,660	122,534	31,890	3,010	85,656	299,180	3,010
Shares of Survivor Fund	31,392,723	673,533	66,166,901	204,365	525,633	1,916,897	19,535

The investment portfolio of the Target Fund, with a market value of $285,079,674 and identified cost of $227,652,778 at May 4, 2012, was the principal asset acquired by the Survivor Fund. For financial reporting purposes, assets received and shares issued by the Survivor Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Survivor Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the acquisition, the Survivor Fund’s net assets were $73,497,056. The Target Fund’s unrealized appreciation at acquisition date was $57,426,896.

See Note 7 in the Notes to Financial Statements for the changes in shares outstanding for the Survivor Fund during the year ended June 30, 2012.

b.	Fund Liquidations

On November 29, 2011, Allianz AGIC Mid-Cap Growth and Allianz NFJ Mid-Cap Value liquidated as series of the Trust.

On May 30, 2012, Allianz RCM Focused Growth liquidated as a series of the Trust.

c.	Fund Closing

Effective July 31, 2011, NFJ Small-Cap Value shares were no longer available for purchase, except to participants in certain benefit plan platforms as determined in the discretion of Distributor.

d.	Name Changes

Effective December 1, 2011, Allianz AGIC Systematic Growth changed its name to Allianz AGIC U.S. Managed Volatility and Allianz NFJ Renaissance changed its name to Allianz NFJ Mid-Cap Value.

e.	New Share Class

On April 2, 2012, Allianz RCM Mid-Cap began offering Class P shares.

11.	SUBSEQUENT EVENT

On July 19, 2012, AGIC Income & Growth declared short-term capital gain distribution of $0.0875 per share, payable July 19, 2012 to shareholders of record on July 18, 2012.

On August 16, 2012, AGIC Income & Growth declared short-term capital gain distribution of $0.0875 per share, payable August 16, 2012 to shareholders of record on July 15, 2012.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

6.30.12	Allianz Domestic Stock Funds Annual Report	99

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Allianz Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Allianz AGIC Growth Fund, Allianz AGIC Income & Growth Fund, Allianz AGIC Opportunity Fund, Allianz AGIC U.S. Managed Volatility Fund (formerly known as Allianz AGIC Systematic Growth Fund), Allianz NFJ All-Cap Value Fund, Allianz NFJ Dividend Value Fund, Allianz NFJ Large-Cap Value Fund, Allianz NFJ Mid-Cap Value Fund (formerly known as Allianz NFJ Renaissance Fund), Allianz NFJ Small-Cap Value Fund, Allianz RCM Large-Cap Growth Fund and Allianz RCM Mid-Cap Fund (eleven of the eighteen funds constituting Allianz Funds Trust, hereinafter referred to as the “Funds”) at June 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 20, 2012

100	Allianz Domestic Stock Funds Annual Report	6.30.12

Federal Income Tax Information/Shareholder Meeting Results/Changes to Board of Trustees

(Unaudited)

FEDERAL INCOME TAX INFORMATION

As required by the Internal Revenue Code regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations, and foreign tax credit.

During the year ended June 30, 2012, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable) (amounts in thousands):

	15% Long-Term Capital Gain	25% Long-Term Capital Gain
AGIC Income & Growth	$1,962	$—
AGIC Opportunity	6,954	—
AGIC U.S. Managed Volatility	1,571	—
NFJ Small-Cap Value	198,278	—
RCM Mid-Cap	2,244	—

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2012 are designated as “qualified dividend income”:

AGIC Income & Growth	9%
AGIC Opportunity	0%
AGIC U.S. Managed Volatility	100%
NFJ All-Cap Value	96%
NFJ Dividend Value	100%
NFJ Large-Cap Value	100%
NFJ Mid-Cap Value	100%
NFJ Small-Cap Value	100%
AGIC Growth	0%
RCM Large-Cap Growth	100%
RCM Mid-Cap	0%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2012 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

AGIC Income & Growth	9%
AGIC Opportunity	0%
AGIC U.S. Managed Volatility	100%
NFJ All-Cap Value	93%
NFJ Dividend Value	100%
NFJ Large-Cap Value	100%
NFJ Mid-Cap Value	100%
NFJ Small-Cap Value	100%
AGIC Growth	0%
RCM Large-Cap Growth	100%
RCM Mid-Cap	0%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2013, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2012.

SHAREHOLDER MEETING RESULTS

Allianz AGIC Target held a meeting of shareholders on April 11, 2012, which was adjourned to May 2, 2012. Shareholders voted as indicated below:

	For	Against	Abstain
Proposal to approve the merger of Allianz AGIC Target into Allianz RCM Mid-Cap	8,371,421	450,777	616,016

CHANGES TO BOARD OF TRUSTEES

Effective December 1, 2011, Theodore Coburn resigned as a Trustee of the Trust.

6.30.12	Allianz Domestic Stock Funds Annual Report	101

Privacy Policy

(Unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products, and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

102	Allianz Domestic Stock Funds Annual Report	6.30.12

Trustees of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Funds’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes).

Name, Date of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank† 5/6/1959	1/2006 to present	Managing Director and Chief Marketing Officer, Allianz Global Investors U.S. LLC; Chairman of the Board of Managers, RCM U.S. Holdings LLC; Chairman of the Board of Managers, RCM Capital Management LLC; and Member of the Board, Caywood-Scholl Capital Management LLC.	19	None.

John C. Maney†† 8/3/1959	12/2006 to present	Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. since January 2005 and also Chief Operating Officer of Allianz Asset Management of America L.P. since November 2006.	78	See below.††

Independent Trustees

Davey S. Scoon 12/14/1946 Chairman of the Board of Trustees	1/2006 to present	Adjunct Assistant Professor, Tufts University School of Medicine and Adjunct Professor, University of Wisconsin Madison. Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing); and Chief Administrative and Financial Officer, SunLife Financial—U.S. (financial services).	19	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc.; Director, Orthofix International N.V. and Director, Biodel, Inc. Formerly, Director CardioKine, Inc.

Maryann Bruce 4/1/1960	6/2010 to present	President, Turnberry Advisory Group (business consulting); Formerly President, Aquila Distributors, Inc.; Senior Vice President of each of the equity and bond funds in the Aquila Group of Funds; Executive Managing Director, Evergreen Investments; and President, Evergreen Investments Services, Inc. (securities distribution).	19	Director, MBIA Inc.

F. Ford Drummond 10/22/1962	1/2006 to present	Owner/Operator, Drummond Ranch; Director, The Cleveland Bank. Formerly, General Counsel, BMI-Health Plans (benefits administration).	19	Director, Bancfirst Corporation

C. Kim Goodwin 5/15/1959	6/2010 to present	Board Director, Advisor and Private Investor. Formerly, Head of Equities (Global), Credit Suisse; and Chief Investment Officer-Equities, State Street Research & Management Company (investment management).	19	Director, Akamai Technologies, Inc. and Director, Popular, Inc.

James S. MacLeod 11/21/1947	1/2006 to present	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; and Senior Managing Director and Chief Executive Officer, Homeowners Mortgage Enterprises Inc. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation.	19	Director; Sykes Enterprises, Inc.

Edward E. Sheridan 9/19/1954	1/2006 to present	Retired. Formerly, Managing Director, Head of Global Institutional Sales—Debt and Equity, Merrill Lynch & Co., Inc. (financial services).	19	None.

6.30.12	Allianz Domestic Stock Funds Annual Report	103

Trustees of Allianz Funds  (Cont.)

(Unaudited)

Name, Date of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

W. Bryant Stooks 9/10/1940	1/1997 to present	President, Bryant Investments, Ltd. (financial services). Formerly, President, Ocotillo at Price LLC (real estate investment LLC); President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction); and Partner, Arthur Andersen & Co. (auditing).	19	None.

Gerald M. Thorne 5/12/1938	1/1997 to present	Partner, Mount Calvary Associates, LLP (low income housing); and Partner, Evergreen Partners LLC (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Products Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin Capital Corp. (small business investment company); Director, VPI Inc. (plastics company); Director, VPI Inc. (plastics company); and Director, American Orthodontics Corporation.	19	None.

James W. Zug 7/22/1940	1/2006 to present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP (auditing).	19	Director, Brandywine Funds (3 portfolios); Director, Amkor Technology, Inc.; Director, Teleflex Incorporated.

*	The term “Fund Complex” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds Multi-Strategy Trust, each series of PIMCO Funds, each series of PIMCO Equity Series, each series of PIMCO Equity Series VIT, each series of PIMCO ETF Trust, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal. Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO High Income Fund, AGIC Convertible & Income Fund, AGIC Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest and Premium Strategy Fund, AGIC International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, AGIC Equity & Convertible Income Fund, AGIC Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., PIMCO Dynamic Income Fund, each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series, each series of Allianz Global Investors Managed Accounts Trust (f/k/a Fixed Income Shares), each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC.
†	Mr. Frank is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as a result of his positions set forth in the table above.
††	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above among others with the Trust’s Investment Adviser and various affiliated entities.

104	Allianz Domestic Stock Funds Annual Report	6.30.12

Fund Officers of Allianz Funds

(unaudited)

Name, Date of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian S. Shlissel 11/14/1964 President	1/2011 to present	Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex; President of 48 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence Altadonna 3/10/1966 Treasurer, Principal Financial and Accounting Officer	1/2011 to present	Senior Vice President and Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 78 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC; Executive Vice President, Chief Regulatory Counsel and Head of U.S. Compliance of Allianz Global Investors of U.S. LLC; Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Youse Guia 9/3/1972 Chief Compliance Officer	9/2004 to present	Senior Vice President, Chief Compliance Officer and Deputy Chief of U.S. Compliance of Allianz Global Investors U.S. LLC.; Chief Compliance Officer of 78 funds in the Fund Complex and of The Korea Fund, Inc.

Scott Whisten 3/13/1971 Assistant Treasurer	3/2007 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 78 funds in the Fund Complex.

Richard Cochran 1/23/1961 Assistant Treasurer	5/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 78 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili 4/18/1974 Assistant Treasurer	1/2011 to present	Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).

Richard H. Kirk 4/6/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors.; Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 48 funds in the Fund Complex.

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Vice President, Allianz Global Investors U.S. LLC.; Assistant Secretary of 78 funds in the Fund Complex; and of The Korea Fund, Inc.

**	The officers of the Trust are elected annually by the Board of Trustees.

6.30.12	Allianz Domestic Stock Funds Annual Report	105

Allianz Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Maryann Bruce

F. Ford Drummond

Udo Frank

C. Kim Goodwin

James S. MacLeod

John C. Maney

Edward E. Sheridan

W. Bryant Stooks

Gerald M. Thorne

James W. Zug

Investment Adviser

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors Capital LLC

600 West Broadway, Suite 2900

San Diego, CA 92101

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

RCM Capital Management LLC

555 Mission Street, Suite 1700

San Francisco, CA 94105

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Fund Officers

Brian S. Shlissel

President

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Youse E. Guia

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Richard H. Kirk

Assistant Secretary

Lagan Srivastava

Assistant Secretary

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class, Institutional II Class and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors/BFDS, you can also call (800) 988-8380 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com.

About Allianz Global Investors

We are active asset managers operating across 19 markets with specialized in-house research teams around the globe. We manage more than $392 billion in assets for individuals, families and institutions worldwide and employ almost 2,800 people, including 500 investment professionals.*

For more information about any of our investment solutions or client services, call your financial advisor or visit www.allianzinvestors.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-800-988-8380 (retail classes: A, B, C, D, & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

* As of 3/31/12

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2012. For information about any product, contact your financial advisor.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ000AR_063012

AGI-2012-06-06-4038

Annual Report

June 30, 2012

Allianz International/Sector Stock Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE

Allianz AGIC Emerging Markets Opportunities Fund

Allianz AGIC International Managed Volatility Fund

Allianz NFJ International Value Fund

Allianz RCM Global Commodity Equity Fund

Allianz RCM Global Small-Cap Fund

Allianz RCM Technology Fund

Allianz RCM Wellness Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

President’s Letter 2–3

Fund Summaries 4–17

Important Information About the Funds 18–19

Benchmark Descriptions 20

Schedules of Investments 21–29

Statements of Assets and Liabilities 30–31

Statements of Operations 32–33

Statements of Changes in Net Assets 34–35

Financial Highlights 36–49

Notes to Financial Statements 50-64

Report of Independent Registered Public Accounting Firm 65

Federal Income Tax Information/Changes to Board of Trustees 66

Privacy Policy 67

Trustees of Allianz Funds 68-69

Fund Officers of Allianz Funds 70

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal value of the Funds is not guaranteed at any time. Please refer to the applicable Fund’s current prospectus for complete details.

Brian S. Shlissel

President

Dear Shareholders:

The U.S. economy expanded during the twelve-month fiscal period ended June 30, 2012; however, U.S. and global economies encountered a variety of economic and geopolitical problems including Europe’s deepening sovereign debt crisis and a less robust pace of expansion in China.

These headwinds triggered considerable investor uncertainty and extraordinary market volatility.

The Twelve-Month Period in Review

For the reporting period ended June 30, 2012, U.S. stocks, as measured by the Standard & Poor’s 500 Index, advanced 5.45%. Abroad, stock performance in international and global markets declined with the MSCI EAFE (Europe, Australasia and Far East) Index dropping 13.83% and the MSCI World Index falling 4.98% in U.S. dollar-denominated terms. Emerging markets also posted negative returns with the MSCI Emerging Markets Index decreasing 15.95%.

The European Union (“E.U.”), which represents approximately 25% of the global economy, experienced a series of advances and setbacks while dealing with the deepening fiscal crisis. Germany, the E.U.’s strongest member, boosted a massive bailout fund and instituted tighter fiscal rules on troubled governments. In January 2012, the credit ratings of nine “Eurozone” nations were downgraded by Standard & Poor’s, and the leaders of several nations, most notably France, lost their jobs.

Europe’s troubling circumstances had global ramifications. In the U.S., Europe is the destination for approximately 20% of exports, which contributed to the declining growth experienced in the second quarter of 2012. U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at a 1.8% annual rate during the third quarter of 2011 and at an annual rate of 3.0% during the fourth quarter of 2011. In the first quarter of 2012, GDP eased to a 1.9% annual rate.

China also experienced negative effects of the European crisis, as reduced demand from the E.U. contributed to its declining export growth rate. In the fourth quarter of 2011, the Chinese economy grew at an 8.9% annual rate, the slowest growth rate since the second quarter of 2009. Growth is predicted to decline further, with Credit Suisse estimating annualized growth for the second quarter to drop to or below 7.0%. China’s central bank also contributed to the slowdown by raising interest rates in an effort to slow its economy and perceived housing bubble.

Outlook

The World Bank has lowered its forecast for global economic growth for the remainder of the 2012 calendar year to 2.5%. The Federal Reserve also lowered U.S. growth rate expectations to between 1.9% and 2.4%, a half point lower than its April 2012 forecast.

In addition to economic skepticism abroad, there is growing uncertainty in the U.S. over future levels of federal taxes and spending. The Bush-era tax cuts are scheduled to expire on December 31, 2012

2	Allianz Funds

and significant spending reductions are planned to begin in January 2013. The possibility of higher taxes, reduced spending, or both, would likely have an adverse impact on both the U.S. and global economy in 2013.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, www.allianzinvestors.com, for additional information.

We remain dedicated to your investment needs.

Sincerely,

Brian S. Shlissel

President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Annual Report	June 30, 2012	3

Allianz AGIC Emerging Markets Opportunities Fund

(Unaudited)

For the period of July 1, 2011, through June 30, 2012, as provided by Kunal Ghosh, Portfolio Manager.

Portfolio Insights

Performance Overview

For the reporting period ended June 30, 2012, Class A Shares, at net asset value (“NAV”), of the Allianz AGIC Emerging Markets Opportunities Fund (the “Fund”) returned -18.84%, underperforming the benchmark, the MSCI Emerging Markets Index (the “benchmark index”), which returned -15.95% during the reporting period.

Market Environment

During the reporting period, markets experienced significant levels of instability, with European sovereign debt concerns driving the persistent risk on/risk off environment. As a result, developed and emerging market indices moved in tandem. August and September in particular weighed on shares as Europe’s debt crisis intensified and an agreement to lift Washington’s borrowing limit failed to stave off a U.S. credit downgrade by Standard & Poor’s. Equities then rebounded in October as global investor sentiment improved. Following a lackluster end to the calendar year, stocks again rallied in January and February amid strong economic reports and monetary easing in Europe and Asia. Markets specifically rewarded higher beta and cyclical securities to start the year given the surge in investor optimism. This phenomenon was reversed in April and particularly in May, as macroeconomic risks in Europe and concerns of slowing growth in China stalled the market rally.

At the end of the annual period, China reported lower GDP growth, the country’s weakest reading since 2009. As a result, Chinese policy makers recently made unprecedented steps to lower interest rates twice in one month, a step that other emerging markets economies may follow.

Sector performance for the benchmark index was decidedly negative, with nine of ten benchmark index sectors lower during the annual reporting period. Consumer Staples was the lone positive performer, while cyclical shares including Materials, Energy, and Industrials were each down significantly. Country results were divergent, with the Philippines, Peru, and Thailand decidedly positive for the period, while Poland and Hungary sold off significantly given the headwinds in Europe.

Volatility and market risk are increasingly important given the rapidly adjusting macroeconomic environment, and we anticipate continued risk on/risk off periods for the foreseeable future. Like previous periods, we anticipate that macro events will likely continue having significant influence on Fund performance.

Relative performance driven by country allocation decisions

The Fund’s performance relative to the benchmark index was primarily due to selections at the country level. Specifically, a modest overweight and stock selection within China detracted from results for the period. Stock selection in Poland and South Korea lagged the benchmark index, as did underweight allocations to Mexico and South Africa. Conversely, individual stock selection in Russia contributed to relative performance due to stock selection and the currency impact. The Fund also benefited from bottom-up selections in India and Thailand. From a sector standpoint, selections in Materials offset results, as did a slight underweight to Consumer Staples. Meanwhile, stock picking in Energy and Telecommunications Services was decidedly positive for the period.

The largest individual active contributors to performance were Taiwanese maker of smartphone and computer casings Catcher Technology and Brazilian credit card and payment processor Cielo SA. Offsetting relative performance was Polish copper and silver producer KGHM Polska Miedz as well as Brazilian financial company Banco Do Brasil SA. On average during the reporting period, the Fund’s largest overweight positions relative to the benchmark index were in the Consumer Discretionary and Energy sectors, which were offset by underweight allocations to Financials and Materials. The Fund was also generally positioned with an overweight allocation to emerging market equities in Asia, which was balanced with underweights in Latin America and emerging Europe.

Average Annual Total Return for the period ended June 30, 2012

	1 Year	5 Years	Since Inception†
Allianz AGIC Emerging Markets Opportunities Fund Class A	–18.84%	–3.73%	12.56%
Allianz AGIC Emerging Markets Opportunities Fund Class A (adjusted)	–23.31%	–4.81%	11.77%
Allianz AGIC Emerging Markets Opportunities Fund Class C	–19.47%	–4.46%	11.71%
Allianz AGIC Emerging Markets Opportunities Fund Class C (adjusted)	–20.27%	–4.46%	11.71%
Allianz AGIC Emerging Markets Opportunities Fund Class D	–18.87%	–3.74%	12.56%
Allianz AGIC Emerging Markets Opportunities Fund Class P	–18.65%	–3.47%	12.88%
Allianz AGIC Emerging Markets Opportunities Fund Institutional Class	–18.56%	–3.34%	13.01%
MSCI Emerging Markets Index	–15.95%	–0.09%	12.68%
Lipper Emerging Markets Funds Average	–16.53%	–2.13%	11.09%

† The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 5/31/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s expense ratios are 1.67% for Class A shares, 2.42% for Class C shares, 1.67% for Class D shares, 1.42% for Class P shares and 1.32% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

4	Allianz Funds

Allianz AGIC Emerging Markets Opportunities Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2012

The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2012)

China	17.9%
Korea (Republic of)	16.7%
Brazil	15.5%
Taiwan	11.5%
South Africa	5.8%
Russian Federation	5.8%
India	4.3%
Thailand	3.0%
Other	16.8%
Cash & Equivalents — Net	2.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,042.20	$1,038.50	$1,042.00	$1,043.80	$1,043.90
Expenses Paid During Period	$8.53	$12.32	$8.58	$7.27	$6.71

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,016.51	$1,012.78	$1,016.46	$1,017.75	$1,018.30
Expenses Paid During Period	$8.42	$12.16	$8.47	$7.17	$6.62

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.68% for Class A, 2.43% for Class C, 1.69% for Class D, 1.43% for Class P, and 1.32% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	June 30, 2012	5

Allianz AGIC International Managed Volatility Fund

(Unaudited)

For the period of July 1, 2011, through June 30, 2012, as provided by Kunal Ghosh, Portfolio Manager.

Portfolio Insights

Performance Overview

For the reporting period ended June 30, 2012, Class A Shares, at NAV, of the Allianz AGIC International Managed Volatility Fund (the “Fund”) returned -13.15%, outperforming the benchmark, the MSCI EAFE Index (the “benchmark index”), which returned -13.83%.

Market Environment

During the reporting period, markets experienced significant levels of instability, with European sovereign debt concerns driving the persistent risk on/ risk off environment. As a result, equity indices in the United States, non-U.S., and emerging markets moved in tandem. August and September in particular weighed on shares as Europe’s debt crisis intensified and an agreement to lift Washington’s borrowing limit failed to stave off a U.S. credit downgrade by Standard & Poor’s. Equities then rebounded in October as global investor sentiment improved. Following a lackluster end to the calendar year, stocks again rallied in January and February amid strong economic reports and monetary easing in Europe and Asia. Markets specifically rewarded higher beta and cyclical securities to start the year given the surge in investor optimism. This phenomenon was reversed in April and particularly in May, as macroeconomic risks in Europe and concerns of slowing growth in China stalled the market rally. At the end of the annual period, economic indicators showed a rising risk of negative GDP for the euro area as manufacturing and services activity rapidly slowed.

Sector performance for the benchmark index was decidedly negative, with 8 of 10 benchmark index sectors lower during the annual reporting period. Defensive sectors of Health Care and Consumer Staples advanced on an absolute basis, while cyclical sectors including Materials, Financials, and Information Technology were among the worst performing sectors, each down double digits for the period. Country results were led by Ireland, Belgium, and the United Kingdom, while Greece, Spain, and Portugal were decidedly negative performers for the benchmark index.

Volatility and market risk are increasingly important given the rapidly adjusting macroeconomic environment, and we anticipate continued risk on/risk off periods for the foreseeable future. Like previous periods, we anticipate that macro events will likely continue having significant influence on Fund performance.

Performance driven by stock selection

During the period, the Fund modified its mandate from one of an alpha focus relative to the MSCI EAFE Index to a managed volatility focus which is less dependent on construction to the capitalization-weighted benchmark. The managed volatility investment process takes advantage of the fact that stocks can have complementary risk characteristics and creates a portfolio with lower expected risk than the benchmark index over time.

The Fund’s performance relative to the benchmark index was due to selections at both the country and sector level. Japan was a top performer due to stock selection and a relative overweight allocation, and a zero weight to Spain was prudent given the persistent headwinds and volatility within the country. Conversely, selections in France lagged the benchmark index for the period. From a sector perspective, results were led by strong stock selections in Utilities and Telecommunication Services, while bottom-up stock picking in Materials underperformed the benchmark index.

Average Annual Total Return for the period ended June 30, 2012

	1 Year	5 Years	10 Years	Since Inception†
Allianz AGIC International Managed Volatility Fund Class A	–13.15%	–9.02%	5.47%	4.06%
Allianz AGIC International Managed Volatility Fund Class A (adjusted)	–17.93%	–10.04%	4.87%	3.53%
Allianz AGIC International Managed Volatility Fund Class C	–13.78%	–9.70%	4.68%	3.28%
Allianz AGIC International Managed Volatility Fund Class C (adjusted)	–14.63%	–9.70%	4.68%	3.28%
Allianz AGIC International Managed Volatility Fund Class D	–13.38%	–9.07%	5.44%	4.03%
Allianz AGIC International Managed Volatility Fund Class R	–13.39%	–9.25%	5.12%	3.69%
Allianz AGIC International Managed Volatility Fund Class P	–13.00%	–8.76%	5.70%	4.25%
Allianz AGIC International Managed Volatility Fund Institutional Class	–12.89%	–8.68%	5.80%	4.35%
Allianz AGIC International Managed Volatility Fund Administrative Class	–13.09%	–8.91%	5.53%	4.09%
MSCI EAFE Index	–13.83%	–6.10%	5.14%	2.85%
Lipper International Multi-Cap Core Funds Average	–13.49%	–5.12%	5.66%	4.10%

† The Fund began operations on 5/7/01. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/01.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s gross expense ratios are 1.16% for Class A shares, 1.91% for Class C shares, 1.17% for Class D shares, 1.41% for Class R shares, 0.92% for Class P shares, 0.81% for Institutional Class shares and 1.06% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/13. The Fund’s expense ratios net of this reduction are 0.96% for Class A shares, 1.71% for Class C shares, 0.97% for Class D shares, 1.21% for Class R shares, 0.72% for Class P shares, 0.61% for Institutional Class shares and 0.86% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

6	Allianz Funds

Allianz AGIC International Managed Volatility Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2012

The Fund began operations on 5/7/01. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2012)

Japan	36.3%
United Kingdom	21.8%
Hong Kong	13.4%
China	10.7%
Switzerland	8.0%
Sweden	4.0%
Singapore	1.4%
Israel	1.2%
Other	1.4%
Cash & Equivalents — Net	1.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,064.00	$1,060.00	$1,064.20	$1,062.30	$1,064.70	$1,065.20	$1,064.90
Expenses Paid During Period	$5.29	$9.12	$5.29	$6.51	$4.00	$3.44	$4.67

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,019.74	$1,016.01	$1,019.74	$1,018.55	$1,020.98	$1,021.53	$1,020.34
Expenses Paid During Period	$5.17	$8.92	$5.17	$6.37	$3.92	$3.37	$4.57

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.03% for Class A, 1.78% for Class C, 1.03% for Class D, 1.27% for Class R, 0.78% for Class P, 0.67% for Institutional Class and 0.91% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	June 30, 2012	7

Allianz NFJ International Value Fund

(Unaudited)

For the period of July 1, 2011, through June 30, 2012, as provided by Tom Oliver, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2012, Class A Shares, at NAV, of the Allianz NFJ International Value Fund (the “Fund”) returned -9.10%, outperforming its benchmark, the MSCI All Country World Ex-US Index (the “benchmark index”), which returned -14.57% during the reporting period.

The 12-month reporting period was marked by volatile equity returns, where weakness in the equity markets was interrupted by a sharp rally. The reporting period started on a sour note, as Europe’s debt crisis intensified and an agreement to lift Washington’s borrowing limit failed to stave off a U.S. credit downgrade by Standard & Poor’s. Wall Street celebrated the end of 2011 with gains centered in October, when European politicians seemed to have a workable plan for fixing the Greek debt crisis. Optimism faded as the quarter progressed and financial contagion spread. Policymakers fought to stave off a liquidity crisis in November, expanding emergency bank access to U.S. dollar loans. Investors kicked off 2012 in a celebratory mood, as policymakers in Europe and Asia opened the taps on monetary easing. Wall Street’s ‘fear gauge’ collapsed as the risk rally gained momentum. The CBOE Volatility Index (VIX), a measure of the cost of insuring against stock losses, retreated to a five-year low. In the most recent quarter, stocks again traded lower as the European debt crisis claimed fresh victims. Cyprus and Spain formally requested bailout assistance, while Greece swerved toward a euro exit. Reports of economic deceleration reverberated from Europe to the U.S., Japan, China and India. Investors fled risky assets, with oil prices down 18%, the largest decline since the 2008 credit crunch.

Sector rotation played a fairly large role, as two of the ten sectors in the benchmark index generated positive returns, while the weakest sector in the index declined in excess of 26%. The Materials, Industrials, and Energy sectors were the worst performing sectors. In contrast, the Consumer Staples, Health Care, and Telecommunication Services sectors posted the strongest returns during the twelve months ended June 30, 2012.

Stock selection drives performance

The Fund’s outperformance versus the benchmark index was due to stock selection. Sector allocation, overall, detracted from the Fund’s relative results, albeit to a lesser extent. Country allocation and currency impacts were both beneficial in the aggregate.

In terms of stock selection, the Fund’s holdings in the Materials, Financials, and Utilities sectors were the largest contributors to performance during the reporting period. This was somewhat offset by the Fund’s holdings in the Telecommunication Services, Consumer Staples, and Industrials sectors.

The largest individual contributors to absolute performance were utilities business Companhia de Saneamento Basico do Estado de Sao Paulo, materials firm Yamana Gold Inc., and consumer staples company Diageo. On the other hand, consumer staples company Delhaize Group, and telecommunication services companies France Telecom and SK Telecom were the largest detractors from absolute performance.

From a sector allocation perspective, an underweight in Consumer Staples, along with an overweight in Materials, detracted the most from results. In contrast, an underweight in Financials and an overweight in Telecommunication Services benefited the Fund’s relative performance during the reporting period.

On average during the reporting period, the Fund’s largest overweight positions relative to the benchmark index were in the Energy, Utilities, and Telecommunication Services sectors, whereas the largest relative underweights were in the Financials, Consumer Discretionary, and Industrials sectors.

Average Annual Total Return for the period ended June 30, 2012

	1 Year	5 Years	Since Inception†
Allianz NFJ International Value Fund Class A	–9.10%	–2.92%	13.13%
Allianz NFJ International Value Fund Class A (adjusted)	–14.10%	–4.01%	12.45%
Allianz NFJ International Value Fund Class C	–9.76%	–3.64%	12.30%
Allianz NFJ International Value Fund Class C (adjusted)	–10.65%	–3.64%	12.30%
Allianz NFJ International Value Fund Class D	–9.14%	–2.91%	13.13%
Allianz NFJ International Value Fund Class R	–9.30%	–3.13%	12.88%
Allianz NFJ International Value Fund Class P	–8.85%	–2.65%	13.44%
Allianz NFJ International Value Fund Institutional Class	–8.78%	–2.56%	13.55%
Allianz NFJ International Value Fund Administrative Class	–8.98%	–2.81%	13.27%
MSCI All Country World Ex-US Index	–14.57%	–4.62%	9.30%
Lipper International Large-Cap Core Funds Average	–13.87%	–6.20%	6.98%

† The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 1/31/03.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s gross expense ratios are 1.31% for Class A shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.56% for Class R shares, 1.06% for Class P shares, 0.96% for Institutional Class shares and 1.21% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 10/31/12. The Fund’s expense ratios net of this reduction are 1.23% for Class A shares, 1.98% for Class C shares, 1.23% for Class D shares, 1.48% for Class R shares, 0.98% for Class P shares, 0.88% for Institutional Class shares and 1.13% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

8	Allianz Funds

Allianz NFJ International Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2012

The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2012)

Japan	17.6%
United Kingdom	17.3%
Brazil	10.3%
Canada	9.6%
France	5.1%
Korea (Republic of)	4.6%
Netherlands	3.8%
Switzerland	3.0%
Other	24.0%
Cash & Equivalents — Net	4.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,063.10	$1,059.20	$1,062.90	$1,062.10	$1,064.10	$1,064.20	$1,063.70
Expenses Paid During Period	$6.31	$10.14	$6.31	$7.59	$5.03	$4.52	$5.80

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,018.75	$1,015.02	$1,018.75	$1,017.50	$1,019.99	$1,020.49	$1,019.24
Expenses Paid During Period	$6.17	$9.92	$6.17	$7.42	$4.92	$4.42	$5.67

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.23% for Class A, 1.98% for Class C, 1.23% for Class D, 1.48% for Class R, 0.98% for Class P, 0.88% for Institutional Class and 1.13% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	June 30, 2012	9

Allianz RCM Global Commodity Equity Fund

(Unaudited)

For the period of July 1, 2011, through June 30, 2012, as provided by the RCM Global Commodity Equity Team.

Portfolio Insights

Market Overview

U.S. equities were mixed during the period as the European sovereign debt crisis expanded and deepened. Mounting evidence of slowing economic growth in developed and emerging markets also weighed on stocks. Stocks moved lower in Q3 of last year amid broad selling pressure as investors feared political efforts would be insufficient to deal with the challenges facing economies across the globe. Fears eased in the final quarter of 2011 and in Q1 2012 as the U.S. economy seemed to gain traction. Most recently in Q2, stocks turned lower amid signs of slowing global economic growth and as conditions in Europe deteriorated. The crisis has led to a broad slowdown with 13 eurozone member nations in recession at the time of writing this report. The spotlight recently moved towards the U.S. as recent data indicates the economic recovery may have stalled.

Fund Review

For the reporting period ended June 30, 2012, Class A Shares, at NAV, of the Allianz RCM Global Commodity Equity Fund (the “Fund”) returned -18.93% during the period, reversing a portion of the prior year’s gains. This performance was modestly below our custom benchmark (which was broadened on September 30, 2011 to include Agriculture and Commodity related Industrials as well as Energy and Materials), and substantially below the returns of the broader equity markets.

Investors displayed a very high level of risk aversion and flight to safety during the period, which served as a strong headwind to stocks in the Fund’s defined investment universe. The Fund pulled back sharply in Q3 to significantly oversold levels due to concerns over global economic growth, recovered and rallied through Q4 2011 and Q1 2012 on solid fundamental trends and improving sentiment, then faded again in Q2 2012 as investor macro fears, in particular over Europe and China, resurfaced. Stocks in the Fund ended the period at what we view as very compelling valuation levels, and we expect that when investor sentiment towards global growth improves, the Fund can once again deliver solid performance.

Stock selection within Energy Equipment and Services and Food Products was a positive contributor to performance during the period. The strongest contributor to stock selection was the Exploration and Production subsector, where we were able to correctly identify several compelling investment opportunities. We were also able to identify and correctly time our overweight in the Refining sector, which made a positive contribution. The Fund also had strongly positive stock selection within the Industrial Machinery sector and positive stock selection in the Railroads sector. Positive stock selection in these sectors was partially offset by negative selection in Integrated Oil & Gas, Coal, and Construction & Agricultural Equipment.

Industry allocation was a negative contributor to performance during the period, as the Fund was overweight Energy Equipment & Services and Food Products and underweight Metals & Mining. By sub-sector, performance was most adversely impacted by overweight positions in Oil & Gas Equipment & Services, Fertilizers, Coal, and Gold.

Outlook

Investors are also facing uncertainty going into November’s Presidential election and ahead of the looming year-end expiration of tax cuts and economic stimulus. Political gridlock on budgetary decisions surrounding the fiscal cliff could further stall business activity and weigh on corporate profits during the second half of the year.

While stocks may continue to be volatile in the near-term as investor uncertainty over global economic growth persists, we maintain our positive long term view on global Energy, Materials, Agriculture, and Industrials equities. Company fundamentals in these sectors remain sound, and valuations of many of the companies appear compelling. We continue to favor our diversified approach to investing in commodity related companies, and maintain our expectation that performance of the stocks in these sectors should outperform the underlying commodities over the long-term.

Average Annual Total Return for the period ended June 30, 2012

	1 Year	5 Years	Since Inception†
Allianz RCM Global Commodity Equity Fund Class A	–18.93%	–3.98%	9.06%
Allianz RCM Global Commodity Equity Fund Class A (adjusted)	–23.38%	–5.06%	8.29%
Allianz RCM Global Commodity Equity Fund Class C	–19.53%	–4.66%	8.26%
Allianz RCM Global Commodity Equity Fund Class C (adjusted)	–20.33%	–4.66%	8.26%
Allianz RCM Global Commodity Equity Fund Class D	–18.88%	–3.97%	9.07%
Allianz RCM Global Commodity Equity Fund Class P	–18.74%	–3.71%	9.36%
Allianz RCM Global Commodity Equity Fund Institutional Class	–18.64%	–3.61%	9.48%
MSCI World Index	–4.98%	–2.96%	4.00%
Custom Commodity Equity Benchmark	–13.67%	–0.34%	10.76%
World Energy and Materials Composite	–16.00%	–2.38%	8.38%
Lipper Global Natural Resources Funds Average	–23.00%	–4.75%	9.48%

† The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 6/30/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s expense ratios are 1.41% for Class A shares, 2.16% for Class C shares, 1.41% for Class D shares, 1.17% for Class P shares and 1.07% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

10	Allianz Funds

Allianz RCM Global Commodity Equity Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2012

The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2012)

United States	58.8%
United Kingdom	5.8%
Canada	5.1%
Japan	3.6%
Singapore	3.4%
China	3.3%
France	3.0%
Switzerland	2.7%
Other	10.5%
Cash & Equivalents — Net	3.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$977.30	$973.60	$978.00	$978.20	$979.00
Expenses Paid During Period	$6.98	$10.65	$6.98	$5.75	$5.26

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,017.80	$1,014.07	$1,017.80	$1,019.05	$1,019.54
Expenses Paid During Period	$7.12	$10.87	$7.12	$5.87	$5.37

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.42% for Class A, 2.17% for Class C, 1.42% for Class D, 1.17% for Class P and 1.07% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	June 30, 2012	11

Allianz RCM Global Small-Cap Fund

(Unaudited)

For the period of July 1, 2011, through June 30, 2012, as provided by the RCM Global Small Cap Team.

Portfolio Insights

Market Overview

Macroeconomic concerns and political uncertainties left equity markets mostly lower over the reporting period. The MSCI World Index returned -4.98% while the MSCI World Small-Cap Index posted a -8.45% return. Within global small caps, defensive areas of the equity market such as Health Care, Utilities, and Consumer Staples outperformed more economically sensitive sectors such as Energy, Materials, and Industrials.

The continued uncertainty related to the European debt crisis was a significant drag on global equity markets over the year. The crisis has led to a broad slowdown in the region, with 13 eurozone member nations now in recession. Concerns Greece could leave the eurozone and Spanish banks could fail drove stocks lower over the year. Worries eased at the end of the reporting period as European leaders agreed on difficult issues including the use of eurozone bailout funds to recapitalize struggling banks.

The U.S. initially appeared as though it might buck the global trend of slowing growth, but later economic data pointed toward a more muted recovery. U.S. markets began the period with sharp declines amid the S&P’s downgrade of U.S. debt from AAA to AA+ and softening economic data. Over the remainder of the period, economic data and corporate profits were on balance modestly stronger than expected, which helped U.S. equities outperform most international markets. Housing data, previously a headwind, was encouraging with sales of new and existing homes continuing their upward climb.

Acknowledging the U.S. economy’s still fragile state, Federal Reserve officials initiated and later extended the “Operation Twist” program, in which the Fed purchases long-term Treausuries and sells short-term Treasuries. By buying longer-maturity treasuries, thus reducing long-term borrowing cost, the Fed hopes to spur spending and investment.

Finally, Asian economies did not escape the impact of tepid global economic growth. Economic growth in China—a major exporter to developed economies—slowed. Interest rate cuts and a fresh stimulus package highlight China’s determination to stabilize its economy. In Japan, officials continued to fight the negative effects of deflation and yen appreciation in the midst of the country’s slow economic recovery from last year’s earthquake and nuclear disaster.

Fund Review

For the reporting period ended June 30, 2012, Class A Shares, at NAV, of the Allianz RCM Global Small-Cap Fund (the “Fund”) returned -4.48%, outperforming the benchmark, the MSCI World Small-Cap Index (the “benchmark index”), which returned -8.45% over the reporting period. The Fund’s outperformance was largely attributable to positive stock picking among technology and industrials companies. On the other side of the ledger, stock selection among consumer staples holdings was a drag on relative performance. Sector allocation decisions had a smaller positive effect on fund performance.

In North America, a major retail holding in the Fund impressed investors after reporting better-than-expected sales and earnings results in Q4 2011. Near the end of the reporting period, a larger home products retailer agreed to purchase the holding at a premium to its pre-merger share price. On the other side of the ledger, the Fund’s position in a specialty mattress maker was pressured lower after the company reported lower profit margins due to increased use of promotions. Later in the period, shares dropped further after an industry rival lowered full-year sales forecasts and noted that competition in the space was increasing.

Outside the U.S., a Hong Kong-based sustainable energy company with operations in mainland China was among the top contributors. We believe the company has solid growth prospects and is well positioned to benefit from the Chinese government’s goal of reduced carbon emissions in the coming years. Conversely, a U.K.-based home emergency services provider was among the leading detractors from the Fund’s performance. The industrial company’s shares declined after announcing it would suspend sales calls from its U.K. call centers in order to retrain employees and rewrite scripts after an independent audit found some of its sales practices were not up to standard. The Fund no longer holds shares in the company.

Outlook

Over the coming 12 months, we see the potential for the continued deterioration in some key economic indicators in the U.S. and abroad. However, we believe global central banks’ accommodative monetary policies should provide some support for equity markets. Further, we are encouraged by recent advances in Europe toward addressing the debt crisis, but still consider this a substantial overhang to global economic growth and markets. Though small cap stocks are generally more impacted by company-specific issues, we will closely monitor the broader macro environment and continually assess its potential impact on our global small cap holdings.

Despite current and potential challenges of this environment, we continue to see opportunities in small cap equities and believe our fundamental, bottom-up stock picking process will help enable the Fund to outperform over the market cycle.

Average Annual Total Return for the period ended June 30, 2012

	1 Year	5 Years	10 Years	Since Inception†
Allianz RCM Global Small-Cap Fund Class A	–4.48%	–2.63%	8.68%	9.76%
Allianz RCM Global Small-Cap Fund Class A (adjusted)	–9.73%	–3.73%	8.07%	9.36%
Allianz RCM Global Small-Cap Fund Class B	–5.23%	–3.36%	8.08%	9.36%
Allianz RCM Global Small-Cap Fund Class B (adjusted)	–9.97%	–3.71%	8.08%	9.36%
Allianz RCM Global Small-Cap Fund Class C	–5.20%	–3.35%	7.92%	8.96%
Allianz RCM Global Small-Cap Fund Class C (adjusted)	–6.15%	–3.35%	7.92%	8.96%
Allianz RCM Global Small-Cap Fund Class D	–4.48%	–2.63%	8.73%	9.86%
Allianz RCM Global Small-Cap Fund Class P	–4.24%	–2.34%	9.03%	10.09%
Allianz RCM Global Small-Cap Fund Institutional Class	–4.14%	–2.26%	9.13%	10.19%
MSCI World Small-Cap Index	–8.45%	–1.39%	8.64%	6.65%
Lipper Global Small-/Mid-Cap Funds Average	–9.98%	–1.72%	7.81%	7.75%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s expense ratios are 1.61% for Class A shares, 2.36% for Class B shares, 2.36% for Class C shares, 1.61% for Class D shares, 1.36% for Class P shares and 1.26% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

12	Allianz Funds

Allianz RCM Global Small-Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2012

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2012)

United States	60.9%
Japan	9.1%
United Kingdom	4.3%
Sweden	3.0%
Germany	2.9%
Switzerland	2.5%
China	2.0%
Norway	1.9%
Other	11.7%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,117.60	$1,113.50	$1,113.50	$1,117.20	$1,119.10	$1,119.60
Expenses Paid During Period	$8.48	$12.40	$12.40	$8.48	$7.17	$6.64

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,016.86	$1,013.13	$1,013.13	$1,016.86	$1,018.10	$1,018.60
Expenses Paid During Period	$8.07	$11.81	$11.81	$8.07	$6.82	$6.32

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.61% for Class A, 2.36% for Class B, 2.36% for Class C, 1.61% for Class D, 1.36% for Class P and 1.26% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	June 30, 2012	13

Allianz RCM Technology Fund

(Unaudited)

For the period of July 1, 2011, through June 30, 2012, as provided by the RCM Technology team.

Portfolio Insights

The reporting period began with a market crisis during the third quarter of 2011 that erased most of the gains of the year, as the S&P 500 Index fell nearly 14% and the NASDAQ 100 Index fell 8%. Investors worried about the widening sovereign debt crisis in Europe, a possible double-dip recession in the U.S., and a potential hard landing in China. Though hopes of a resolution to the European debt crisis and a batch of better than expected U.S. economic reports sent stocks higher in October, the market sold off in November and through the end of the year as concerns about Europe reappeared.

2012 began with an exceptionally strong Q1 that saw the NASDAQ 100 Index and S&P North American Technology Sector Index increase nearly 21% and 20%, respectively. During the first quarter, investors continued to prefer larger stocks such as Apple as well as dividend paying stocks, and many companies beat conservative expectations, as the economy continued to recover and technology spending remained solid. Conditions deteriorated significantly in Q2 2012 as fears regarding the European sovereign debt crisis intensified. At the same time, we began seeing warnings of softening business from many companies. Although we were underweight in some of these stocks, the fear of a slowdown impacted many of our midcap stocks as investors began to sell any stock they perceived as risky. In addition, the news from China was also disappointing, as its economy continued to decelerate. Though the quarter closed with glimmers of hope of a more coherent European Central Bank strategy to stabilize the sovereign debt crisis, it was too late to meaningfully impact returns, and the S&P North American Technology Sector Index closed the quarter down 7%.

Fund Review

For the reporting period ended June 30, 2012 Class A Shares, at NAV, of the Allianz RCM Technology Fund (the “Fund”) returned -10.36%, underperforming the benchmark, the S&P North American Technology Sector Index which returned 6.96%. Stock selection proved to be the biggest headwind and was negative across Technology Industries, and proved particularly challenging within the Software & Services and Technology Hardware & Equipment segments. Relative returns were helped by the Fund’s overweight exposure to Healthcare Equipment & Services as well as Automobiles & Components.

Style is the primary driver of the Fund’s performance, which has been hit hard over the reporting period, particularly during Q3 and Q4 2011. We seek to identify future winners in high-growth technology companies. The Fund is thus underweight in mega cap names, which tend to do well in difficult markets.

Outlook

As we write this commentary, the economy in Europe is getting worse, and the possibility of a severe recession is rising. The economy in the U.S. is slowing but still growing, and a major fiscal decision will happen in the winter that could cause the economy to slow further. China is reducing interest rates and beginning to stimulate its economy, but in a milder fashion than in 2009. We are about to get results for the second quarter, and our analysts’ forecasts are that most companies will likely guide down earnings growth because of the lower value of the Euro, slowing growth worldwide, and potential cuts by their customers’ capital budgets.

At the same time, these issues are well discussed by analysts and political commentators, and it is clear that all regions are aware of their issues and addressing them. We believe large cap technology stocks are as cheap as ever in history, and will be supported by very high free cash flow yields and hundreds of billions of dollars on their balance sheets. We expect many companies to not only buy back their stock, but also to continue to pay reasonable yields from dividends, with the potential of some to increase these dividends substantially. These stocks have begun to attract value investors for the first time in history, as they compare favorably with other sectors. This is one of the reasons why we have made some of these stocks larger positions in the Fund.

In many of our midcap stocks, we see a potential inflection point in profitability that could come in 2013 as the investments discussed above begin to result in margin improvement. Cloud computing and software as a service are now mainstream concepts and in company surveys, management plans to do much more of these. Tesla is delivering its sedan and could be profitable next year. Internet commerce and mobile computing are accelerating during this difficult economic period, and this is in turn pushing up the growth in electronic payments. There are 400 million PC’s running an operating system that is about to become obsolete in a year that will have to be replaced. So we think we could see many Technology sectors do very well in the next few years if the fiscal issues that overhang the markets are resolved.

Average Annual Total Return for the period ended June 30, 2012

	1 Year	5 Years	10 Years	Since Inception†
Allianz RCM Technology Fund Class A	–10.36%	3.31%	9.94%	11.93%
Allianz RCM Technology Fund Class A (adjusted)	–15.30%	2.14%	9.32%	11.55%
Allianz RCM Technology Fund Class B	–11.04%	2.53%	9.28%	11.52%
Allianz RCM Technology Fund Class B (adjusted)	–15.48%	2.18%	9.28%	11.52%
Allianz RCM Technology Fund Class C	–11.02%	2.54%	9.11%	11.09%
Allianz RCM Technology Fund Class C (adjusted)	–11.91%	2.54%	9.11%	11.09%
Allianz RCM Technology Fund Class D	–10.36%	3.30%	9.94%	12.06%
Allianz RCM Technology Fund Class P	–10.13%	3.58%	10.25%	12.33%
Allianz RCM Technology Fund Institutional Class	–10.06%	3.69%	10.36%	12.44%
Allianz RCM Technology Fund Administrative Class	–10.28%	3.44%	10.09%	12.17%
NASDAQ Composite Index	5.82%	2.43%	7.21%	6.42%
S&P North American Technology Sector Index	6.96%	3.99%	7.76%	7.67%
Lipper Global Science/Technology Funds Average	–4.66%	3.46%	8.75%	9.79%

† The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s expense ratios are 1.60% for Class A shares, 2.35% for Class B shares, 2.35% for Class C shares, 1.60% for Class D shares, 1.35% for Class P shares, 1.25% for Institutional Class shares and 1.50% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

14	Allianz Funds

Allianz RCM Technology Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2012

The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Industry/Sectors (as of June 30, 2012)

Software	21.6%
Computers & Peripherals	16.4%
Semiconductors & Semiconductor Equipment	12.5%
Internet Software & Services	8.7%
Communications Equipment	6.6%
IT Services	5.5%
Financial Services	5.4%
Internet & Catalog Retail	4.3%
Other	9.3%
Cash & Equivalents — Net (including Options Purchased, Options Written & Securities Sold Short)	9.7%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,078.20	$1,074.20	$1,074.20	$1,078.30	$1,079.60	$1,080.20	$1,078.70
Expenses Paid During Period	$8.27	$12.12	$12.12	$8.27	$6.98	$6.47	$7.75

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,016.91	$1,013.18	$1,013.18	$1,016.91	$1,018.15	$1,018.65	$1,017.40
Expenses Paid During Period	$8.02	$11.76	$11.76	$8.02	$6.77	$6.27	$7.52

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.60% for Class A, 2.35% for Class B, 2.35% for Class C, 1.60% for Class D, 1.35% for Class P, 1.25% for Institutional Class and 1.50% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	June 30, 2012	15

Allianz RCM Wellness Fund

(Unaudited)

For the period of July 1, 2011, through June 30, 2012, as provided by the RCM Wellness team.

Portfolio Insights

Market Overview

Overall equities gained modestly over the past year. The year began in the midst of a sharp downward correction in all equity markets toward the end of last summer. Weakening economic data and continued anxiety regarding the European debt crisis were exacerbated by the debt ceiling fight in the U.S. Congress. That policy episode culminated in the unprecedented downgrade of U.S. Treasury debt by Standard & Poor’s rating agency.

Despite Q3 2011 earnings reports generally exhibiting the strains of the summer months, markets began rebounding strongly in December and through the first months of 2012 based largely on somewhat more favorable U.S. jobs reports and the perception that European policymakers were addressing some of the most acute concerns regarding regional bank solvency. The Healthcare sector was buoyed somewhat by its characteristic insulation from the worst of the macroeconomic headwinds. Unfortunately for broader markets, a renewed cycle of negative cyclical concerns took impact in late-spring and into the close of the year.

Fund Review

For the reporting period ended June 30, 2012, Class A Shares, at NAV, of the Allianz RCM

Wellness Fund (the “Fund”) returned 1.60%, underperforming The World Healthcare and Consumer Blended Benchmark (the “benchmark index”), which returned 4.87%. The Fund invests in both the traditional Healthcare sector as well as among consumer companies directed towards healthy lifestyle choices.

The Fund saw offsetting gains and losses in the Biotechnology sector. Several Biotechnology holdings gained from favorable pipeline news and/or being acquired by larger pharmaceutical firms. However, several other holdings in the sector saw significant declines due to pipeline or commercial disappointments. Among additional negatives in the reporting period were exposures in the somewhat more cyclical Life Science Tools industry and a large hospital operator in the U.S. due to disappointing earnings results. The Fund also had a relative lack of exposure in the large capitalization Pharmaceutical sector.

On the positive side, the Fund benefited from several strong performances among holdings in the organic/natural food industry, including both suppliers and retailers. Additionally, the Fund had favorable performance from a large supplier of healthcare information technology to hospitals and physician groups, a cardiovascular medical device company and a large manufacturer of over-the-counter pharmaceutical products.

Outlook

RCM anticipates that market conditions will likely continue to remain highly sensitive to controversies over the magnitude of slowing economic growth in the Eurozone and Asia and a continued modest recovery in the U.S. Those sensitivities will predominantly impact the Fund’s more consumer-centric holdings despite what the Fund believes to be some secular tailwind for companies in the “healthy lifestyle” categories. If the upcoming U.S. election results in both a change in Presidency and U.S. Senate control, there could be significant ramifications for Healthcare stocks. By upholding the constitutionality of the 2010 healthcare reform law, the U.S. Supreme Court has ensured relative certainty over the healthcare policy landscape short of that dramatic electoral result. Meanwhile, the Fund does anticipate that future budgetary battles both inside and outside the U.S. will focus on healthcare cost reduction as a key component of achieving better fiscal balance.

Average Annual Total Return for the period ended June 30, 2012

	1 Year	5 Years	10 Years	Since Inception†
Allianz RCM Wellness Fund Class A	1.60%	5.42%	6.68%	10.53%
Allianz RCM Wellness Fund Class A (adjusted)	–3.99%	4.23%	6.08%	10.13%
Allianz RCM Wellness Fund Class B	0.79%	4.61%	6.03%	10.11%
Allianz RCM Wellness Fund Class B (adjusted)	–3.70%	4.28%	6.03%	10.11%
Allianz RCM Wellness Fund Class C	0.83%	4.62%	5.87%	9.71%
Allianz RCM Wellness Fund Class C (adjusted)	–0.07%	4.62%	5.87%	9.71%
Allianz RCM Wellness Fund Class D	1.57%	5.41%	6.67%	10.57%
MSCI World Index	–4.98%	–2.96%	5.18%	4.45%
World Healthcare and Consumer Blended Benchmark	4.87%	2.85%	5.94%	4.06%
Lipper Health/Biotechnology Funds Average	9.47%	7.09%	9.20%	9.68%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s expense ratios are 1.46% for Class A shares, 2.21% for Class B shares, 2.21% for Class C shares and 1.46% for Class D shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

16	Allianz Funds

Allianz RCM Wellness Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2012

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2012)

Pharmaceuticals	23.9%
Health Care Providers & Services	18.0%
Health Care Equipment & Supplies	14.5%
Biotechnology	11.8%
Food & Staples Retailing	7.4%
Specialty Retail	4.4%
Life Sciences Tools & Services	3.5%
Health Care Technology	3.0%
Other	8.2%
Cash & Equivalents — Net	5.3%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,129.40	$1,124.80	$1,125.20	$1,129.40
Expenses Paid During Period	$7.73	$11.68	$11.68	$7.73

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D
Beginning Account Value (1/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,017.60	$1,013.87	$1,013.87	$1,017.60
Expenses Paid During Period	$7.32	$11.07	$11.07	$7.32

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.46% for Class A, 2.21% for Class B, 2.21% for Class C and 1.46% for Class D), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	June 30, 2012	17

Important Information About the Funds

(Unaudited)

Share Class (A/B/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the Class A, B and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: AGIC Emerging Markets Opportunities (8/06), RCM Global Commodity Equity (3/06), RCM Global Small-Cap (2/02) and RCM Technology (2/02). The oldest share class for RCM Wellness is the D share class, and the A, B and C shares were first offered in 2/02. For AGIC International Managed Volatility the oldest share class is the Institutional share class and A and C shares were first offered in 11/04. For NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

As of November 1, 2009, Class B shares of Allianz Funds are no longer available for purchase, except through exchanges and dividend reinvestment.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional class, and the Class D shares were first offered in the month/year indicated in parentheses after each Fund name: AGIC Emerging Markets Opportunities (8/06), AGIC International Managed Volatility (11/04), NFJ International Value (4/05), RCM Global Commodity Equity (3/06), RCM Global Small-Cap (3/99) and RCM Technology (1/99).

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for AGIC International Managed Volatility is the Institutional share class, and the Class R shares was first offered in 1/06. The oldest share class for NFJ International Value is the Institutional share class and the Fund first offered Class R shares in 11/09.

Share Class (P)

Class P shares were launched in July 2008.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for RCM Technology is the Institutional class and the Administrative shares were first offered in 3/05.

Returns measure performance from the inception of the oldest share class to the present, therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

As of May 1, 2009, redemption fees were eliminated.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the applicable Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the

18	Allianz Funds

Important Information About the Funds (Cont.)

(Unaudited)

factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes) and on the Allianz Global Investors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes). In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

The Shareholder Expense Example is based on $1,000.00 invested at the beginning of and held for the entire period. Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning and held for the entire period January 1, 2012 through June 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

All the information on the Fund Summary pages, including Portfolio Insights, Total Return, Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, www.allianzinvestors.com, 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes).

Annual Report	June 30, 2012	19

Benchmark Descriptions

(Unaudited)

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
CBOE Volatility Index®	The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

Custom Commodity Equity Benchmark	The Custom Commodity Equity Benchmark represents the performance of a hypothetical index developed by the Adviser. This blended benchmark is comprised of four underlying indices in the following proportions: 25% DAX Global Agribusiness Index, 30% MSCI World Energy Index, 25% MSCI World Materials index and 20% MSCI ACWI Industrials (equal-weighted) Index. The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indexes is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

MSCI All Country World Ex-US Index	The MSCI All Country World Ex-US Index (MSCI ACWI ex US) is a market-capitalization index designed to measure equity market performance in 44 developed and emerging countries excluding the U.S.

MSCI EAFE Index	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

MSCI World Small-Cap Index	The MSCI World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The Index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD 200-1,500 million.

NASDAQ 100 Index	The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

S&P 500 Index	The Standard & Poor’s 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market.

S&P North American Technology Sector Index™	The S&P North American Technology Sector Index™ is a modified capitalization-weighted index of selected technology stocks.

World Energy & Materials Composite	The World Energy & Materials Composite represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the MSCI World Index, which is described above. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month.

World Healthcare and Consumer Blended Benchmark	The World Healthcare and Consumer Blended Benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The World Healthcare and Consumer Blended Index represents the performance of a hypothetical index developed by the Adviser.

20	Allianz Funds

Schedules of Investments

June 30, 2012

AGIC Emerging Markets Opportunities

	Shares	Value (000s)

COMMON STOCK—96.3%
Brazil—15.5%
Banco do Brasil S.A.	165,509	$1,609
BR Malls Participacoes S.A.	193,700	2,218
Cia de Saneamento Basico do Estado de Sao Paulo ADR	24,400	1,851
Cia de Saneamento de Minas Gerais	41,300	894
Cielo S.A.	166,340	4,893
Cosan S.A. Industria e Comercio	93,200	1,438
Iochpe-Maxion S.A.	41,300	481
JBS S.A. (c)	306,700	921
Multiplus S.A.	36,000	845
Natura Cosmeticos S.A.	111,700	2,614
Petroleo Brasileiro S.A. ADR	57,200	1,074
Petroleo Brasileiro S.A. ADR, Class A	69,600	1,263
Souza Cruz S.A.	43,600	640
Tim Participacoes S.A. ADR	70,059	1,924
Totvs S.A.	30,400	586
Ultrapar Participacoes S.A.	91,500	2,059
Vale S.A. ADR	130,900	2,598

		27,908

China—17.9%
Bank of China Ltd., Class H	4,850,000	1,863
China Construction Bank Corp., Class H	3,693,000	2,551
China Minsheng Banking Corp., Ltd., Class H	4,789,000	4,288
China Mobile Ltd.	235,500	2,588
China National Building Material Co., Ltd.	732,000	801
China Petroleum & Chemical Corp., Class H	3,806,000	3,401
China Railway Construction Corp., Ltd.	1,696,500	1,427
China Railway Group Ltd. Class H	2,296,000	973
CNOOC Ltd.	551,000	1,111
Dongfeng Motor Group Co., Ltd., Class H	656,000	1,031
Great Wall Motor Co., Ltd.	828,500	1,668
Huaneng Power International, Inc., Class H	988,000	747
Industrial & Commercial Bank of China, Class H	3,649,300	2,046
Lenovo Group Ltd.	3,612,000	3,077
Longfor Properties Co., Ltd.	642,000	1,011
PetroChina Co., Ltd., Class H	1,226,000	1,587
Shanghai Industrial Holdings Ltd.	158,000	420
TCL Multimedia Technology Holdings Ltd.	1,630,000	884
Yuexiu Property Co., Ltd.	2,846,000	703

		32,177

Colombia—2.3%
Ecopetrol S.A. ADR	73,100	4,078

Hong Kong—3.0%
Galaxy Entertainment Group Ltd. (c)	260,000	654
Great Eagle Holdings Ltd.	164,000	424
Jardine Matheson Holdings Ltd.	9,200	448
Li & Fung Ltd.	784,000	1,516
Link REIT	578,000	2,365

		5,407

India—4.3%
Apollo Tyres Ltd.	662,410	946
Hexaware Technologies Ltd.	296,418	684

	Shares	Value (000s)

Hindustan Unilever Ltd.	50,356	$411
Housing Development & Infrastructure Ltd. (c)	609,224	956
ITC Ltd.	297,589	1,391
State Bank of India	22,086	857
Tata Consultancy Services Ltd.	55,680	1,285
Tata Motors Ltd.	278,460	1,218

		7,748

Indonesia—2.0%
Alam Sutera Realty Tbk PT	7,706,500	405
Bank Rakyat Indonesia Persero Tbk PT	3,301,000	2,261
Indofood Sukses Makmur Tbk PT	1,708,000	888

		3,554

Italy—0.8%
Prada SpA	223,000	1,517

Korea (Republic of)—16.7%
Celltrion, Inc.	8,291	222
Daesang Corp.	48,520	753
Hyundai Motor Co.	22,426	4,604
Kia Motors Corp.	31,767	2,094
Korea Gas Corp.	18,910	673
Korea Zinc Co., Ltd.	2,798	952
KT&G Corp.	14,599	1,035
LG Display Co., Ltd. (c)	75,830	1,432
Paradise Co., Ltd.	109,037	1,317
Samsung Electronics Co., Ltd.	10,070	10,664
Shinhan Financial Group Co., Ltd.	55,227	1,936
Woori Finance Holdings Co., Ltd.	385,500	4,249

		29,931

Malaysia—2.1%
Public Bank Bhd.	250,000	1,086
Sime Darby Bhd.	188,500	590
Telekom Malaysia Bhd.	371,800	665
UMW Holdings Bhd	476,100	1,377

		3,718

Mexico—2.9%
Alfa SAB De C.V., Class A	105,400	1,684
Arca Continental SAB De C.V.	113,900	661
Grupo Bimbo SAB de C.V., Ser. A	206,900	509
Grupo Mexico SAB de C.V., Ser. B	479,800	1,426
Grupo Modelo SAB de C.V., Ser. C	61,800	547
Wal-Mart de Mexico SAB de C.V., Ser. V	142,900	382

		5,209

Peru—0.4%
Cia de Minas Buenaventura S.A. ADR	21,600	820

Philippines—0.3%
Metropolitan Bank & Trust	236,780	523

Poland—0.4%
Synthos S.A.	385,352	690

Russian Federation—4.8%
Gazprom OAO ADR	140,197	1,331
Lukoil OAO ADR	99,624	5,587
NovaTek OAO GDR	7,327	777
Sberbank of Russian Federation (a)	319,293	849

		8,544

	Shares	Value (000s)

South Africa—5.8%
AVI Ltd.	80,335	$492
Bidvest Group Ltd.	80,142	1,790
Imperial Holdings Ltd.	104,741	2,211
Life Healthcare Group Holdings Ltd.	410,062	1,564
MTN Group Ltd.	36,980	640
Sanlam Ltd.	294,028	1,291
Sasol Ltd.	58,936	2,486

		10,474

Taiwan—11.5%
Asustek Computer, Inc.	538,000	4,945
Chipbond Technology Corp.	1,289,000	1,741
Far EasTone Telecommunications Co., Ltd.	475,000	1,033
Hon Hai Precision Industry Co., Ltd.	231,000	699
Pegatron Corp.	1,241,000	1,637
Radiant Opto-Electronics Corp. (c)	141,000	717
Realtek Semiconductor Corp.	661,000	1,212
Springsoft, Inc.	297,000	396
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (c)	335,000	4,677
Uni-President Enterprises Corp.	1,230,000	1,983
United Microelectronics Corp.	1,987,000	865
Wistron Corp.	543,000	670

		20,575

Thailand—3.0%
Charoen Pokphand Foods PCL	1,013,200	1,239
LPN Development PCL NVDR	1,752,100	960
Shin Corp PCL NVDR	623,700	1,203
Thai Oil PCL NVDR	816,300	1,494
Thanachart Capital PCL NVDR	610,700	558

		5,454

Turkey—2.0%
Kardemir Karabuk Demir Celik
Sanayi ve Ticaret AS, Class D	862,000	478
Turk Hava Yollari (c)	1,273,395	2,245
Turkcell Iletisim Hizmetleri AS (c)	155,772	790

		3,513

United Kingdom—0.6%
British American Tobacco PLC	21,034	1,081

Total Common Stock (cost—$164,711)		172,921

PREFERRED STOCK—1.0%
Russian Federation—1.0%
Surgutneftegas OJSC (a) (cost—$1,878)	3,252,967	1,887

	Units
WARRANTS—0.0%
Malaysia—0.0%
Kulim Malaysia Bhd., expires 2/27/16 (c) (cost—$1)	47,150	15

See accompanying Notes to Financial Statements	6.30.12	Allianz International/Sector Stock Funds Annual Report	21

Schedules of Investments

June 30, 2012

	Principal Amount (000s)	Value (000s)

Repurchase Agreements—2.2%
State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $3,996; collateralized by U.S. Treasury Notes, 0.25%, due 2/15/15, valued at $4,078 including accrued interest
(cost—$3,996)	$3,996	$3,996

Total Investments (cost—$170,586) (b)—99.5%		178,819

Other assets less liabilities—0.5%		871

Net Assets—100.0%		$179,690

Notes to Schedule of Investments (amounts in thousands):
(a) Fair-Valued—Securities with an aggregate value of $2,736, representing 1.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Securities with an aggregate value of $121,981, representing 67.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
NVDR—Non-Voting Depositary Receipt
REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of June 30, 2012 were as follows:

Oil, Gas & Consumable Fuels	15.7%
Commercial Banks	13.7%
Semiconductors & Semiconductor Equipment	11.1%
Automobiles	6.7%
Computers & Peripherals	5.7%
Food Products	4.6%
Wireless Telecommunication Services	4.6%
IT Services	3.8%
Real Estate Management & Development	3.7%
Metals & Mining	3.5%
Industrial Conglomerates	2.7%
Tobacco	2.3%
Repurchase Agreements	2.2%
Distributors	2.1%
Water Utilities	1.5%
Personal Products	1.5%
Construction & Engineering	1.3%
Real Estate Investment Trust	1.3%
Airlines	1.2%
Electronic Equipment, Instruments & Components	1.2%
Hotels, Restaurants & Leisure	1.1%
Health Care Providers & Services	0.9%
Textiles, Apparel & Luxury Goods	0.8%
Insurance	0.7%
Beverages	0.7%
Software	0.5%
Auto Components	0.5%
Household Durables	0.5%
Commercial Services & Supplies	0.5%
Construction Materials	0.5%
Independent Power Producers & Energy Traders	0.4%
Chemicals	0.4%
Gas Utilities	0.4%
Diversified Telecommunication Services	0.4%
Machinery	0.3%
Household Products	0.2%
Food & Staples Retailing	0.2%
Pharmaceuticals	0.1%
Other assets less liabilities	0.5%

100.0%

AGIC International Managed Volatility

	Shares	Value (000s)

COMMON STOCK—98.2%
China—10.7%
Bank of Communications Co., Ltd., Class H	2,400,000	$1,632
China Citic Bank Corp. Ltd., Class H	626,000	324
China Minsheng Banking Corp., Ltd., Class H	910,500	815
China Petroleum & Chemical Corp., Class H	942,000	842
Dongyue Group	464,000	218
Guangdong Investment Ltd.	350,000	253
Huaneng Power International, Inc., Class H	844,000	638
Maanshan Iron & Steel, Class H (b)	864,000	201
PetroChina Co., Ltd., Class H	838,000	1,085
Zijin Mining Group Co., Ltd., Class H	3,204,000	1,090

		7,098

Germany—0.7%
Freenet AG	20,267	295
Lanxess AG	2,546	161

		456

Hong Kong—13.4%
CLP Holdings Ltd.	172,000	1,461
Hang Seng Bank Ltd.	36,400	498
Hong Kong & China Gas Co., Ltd.	256,300	544
Hongkong Land Holdings Ltd.	185,000	1,067
Jardine Matheson Holdings Ltd.	14,800	721
Link REIT	419,500	1,717
MTR Corp. Ltd.	122,000	419
Power Assets Holdings Ltd.	196,000	1,470
SJM Holdings Ltd.	433,000	809
Television Broadcasting Ltd.	35,000	245

		8,951

Israel—1.2%
Teva Pharmaceutical Industries Ltd.	21,281	839

Japan—36.3%
Aiful Corp. (b)	181,500	370
Astellas Pharma, Inc.	48,600	2,121
Benesse Holdings, Inc.	13,100	587
Central Japan Railway Co.	64	504
Chugai Pharmaceutical Co., Ltd.	42,300	802
Daikyo, Inc.	81,000	214
East Japan Railway Co.	8,600	540
Eisai Co., Ltd.	54,100	2,369
FamilyMart Co., Ltd.	14,600	668
Japan Real Estate Investment Corp., REIT	78	715
Kaken Pharmaceutical Co., Ltd.	14,000	196
KDDI Corp.	95	613
Konami Corp.	16,700	379
Lawson, Inc.	13,800	965
Namco Bandai Holdings, Inc.	29,700	407
Nippon Telegraph & Telephone Corp.	49,200	2,294
Nissin Food Products Co., Ltd.	16,600	631
Nitto Denko Corp.	7,400	317
Osaka Gas Co., Ltd.	239,000	1,001
Park24 Co., Ltd.	33,400	493
Secom Co., Ltd.	30,500	1,399
Sekisui Chemical Co., Ltd.	63,000	585
Takeda Pharmaceutical Co., Ltd.	11,100	504
Tokyo Gas Co., Ltd.	407,000	2,080
Toyo Suisan Kaisha Ltd.	27,000	720
West Japan Railway Co.	33,100	1,362

22	Allianz International/Sector Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Schedules of Investments

June 30, 2012

	Shares	Value (000s)

Yamato Holdings Co., Ltd.	83,700	$1,348

		24,184

New Zealand—0.7%
Telecom Corp. of New Zealand Ltd.	233,894	445

Singapore—1.4%
Singapore Press Holdings Ltd.	171,000	528
StarHub Ltd.	147,000	399

		927

Sweden—4.0%
Swedish Match AB	66,839	2,694

Switzerland—8.0%
Nestle S.A.	39,116	2,334
Novartis AG	15,698	878
Roche Holdings AG	7,957	1,375
Swisscom AG	1,798	724

		5,311

United Kingdom—21.8%
AstraZeneca PLC	17,162	767
British American Tobacco PLC	33,456	1,701
Drax Group PLC	117,083	1,030
GlaxoSmithKline PLC	59,361	1,348
Imperial Tobacco Group PLC	64,866	2,499
National Grid PLC	218,766	2,319
Randgold Resources Ltd.	13,812	1,240
Royal Dutch Shell PLC, Class A	13,395	451
Royal Dutch Shell PLC, Class B	25,145	878
Shire PLC	10,016	288
United Utilities Group PLC	34,966	370
William Hill PLC	131,913	585
WM Morrison Supermarkets PLC	246,770	1,030

		14,506

Total Common Stock (cost—$64,673)		65,411

	Principal Amount (000s)
Repurchase Agreements—1.6%
State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $1,059; collateralized by U.S. Treasury Notes, 0.25%, due 2/15/15, valued at $1,082 including accrued interest
(cost—$1,059)	$1,059	1,059

Total Investments (cost—$65,732) (a)—99.8%		66,470

Other assets less liabilities—0.2%		119

Net Assets—100.0%		$66,589

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $65,411, representing 98.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor.

(b) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of June 30, 2012 were as follows:

Pharmaceuticals	17.3%
Tobacco	10.3%
Food Products	5.5%
Gas Utilities	5.4%
Diversified Telecommunication Services	5.2%
Commercial Banks	4.9%
Oil, Gas & Consumable Fuels	4.9%
Electric Utilities	4.4%
Road & Rail	4.2%
Food & Staples Retailing	4.0%
Metals & Mining	3.8%
Real Estate Investment Trust	3.7%
Multi-Utilities	3.5%
Commercial Services & Supplies	2.8%
Independent Power Producers & Energy Traders	2.5%
Hotels, Restaurants & Leisure	2.1%
Air Freight & Logistics	2.0%
Wireless Telecommunication Services	2.0%
Real Estate Management & Development	1.9%
Repurchase Agreements	1.6%
Media	1.2%
Industrial Conglomerates	1.1%
Chemicals	1.0%
Water Utilities	0.9%
Diversified Consumer Services	0.9%
Household Durables	0.9%
Leisure Equipment & Products	0.6%
Software	0.6%
Consumer Finance	0.6%
Other assets less liabilities	0.2%

100.0%

NFJ International Value

	Shares	Value (000s)

COMMON STOCK—95.3%
Australia—2.5%
Australia & New Zealand Banking Group Ltd. ADR	1,695,800	$38,376
Telstra Corp. Ltd. ADR	908,000	17,116

		55,492

Brazil—10.3%
Banco Bradesco S.A. ADR	3,182,300	47,321
Cia de Saneamento Basico do Estado de Sao Paulo ADR	944,200	71,627
Cia Paranaense de Energia ADR, Class P	1,989,800	43,139
Petroleo Brasileiro S.A. ADR	1,079,600	20,264
Vale S.A. ADR	2,386,700	47,376

		229,727

Canada—9.6%
Agrium, Inc.	194,100	17,172
Magna International, Inc.	551,700	21,770
Manulife Financial Corp.	4,101,700	44,667
Nexen, Inc.	2,401,700	40,565
Toronto-Dominion Bank	509,900	39,889
Yamana Gold, Inc.	3,358,100	51,715

		215,778

China—2.2%
China Petroleum &
Chemical Corp., Class H	32,810,100	29,323
Yanzhou Coal Mining Co., Ltd. ADR	1,300,100	19,905

		49,228

France—5.1%
Cap Gemini S.A.	596,908	21,970
France Telecom S.A. ADR	3,263,300	42,782
Sanofi	664,597	50,310

		115,062

Germany—2.0%
Deutsche Boerse AG	839,000	45,265

Hong Kong—0.9%
Hang Seng Bank Ltd.	1,506,700	20,636

India—1.0%
Tata Motors Ltd. ADR	1,060,300	23,284

Indonesia—0.3%
Bank Rakyat Indonesia Persero Tbk PT ADR	482,600	6,624

Israel—2.0%
Israel Chemicals Ltd.	1,691,800	18,719
Teva Pharmaceutical
Industries Ltd. ADR	645,600	25,462

		44,181

Japan—17.6%
Aeon Co., Ltd.	3,902,200	48,633
Asahi Glass Co., Ltd. ADR	3,218,300	21,563
Fuji Heavy Industries Ltd. ADR	2,321,700	37,402
Hitachi Ltd.	6,764,900	41,711
KDDI Corp.	7,076	45,647
Komatsu Ltd.	1,006,800	24,034
Mitsui & Co., Ltd. ADR	164,900	49,381
Mizuho Financial Group, Inc.	31,766,000	53,660
Nitto Denko Corp. ADR	1,156,500	49,487
Sega Sammy Holdings, Inc.	1,163,500	23,667

		395,185

See accompanying Notes to Financial Statements	6.30.12	Allianz International/Sector Stock Funds Annual Report	23

Schedules of Investments

June 30, 2012

	Shares	Value (000s)

Korea (Republic of)—4.6%
POSCO ADR	487,620	$39,224
SK Telecom Co., Ltd. ADR	3,440,993	41,636
Woori Finance Holdings Co., Ltd. ADR	674,400	22,404

		103,264

Netherlands—3.8%
ASML Holding NV	407,166	20,911
Heineken NV	452,211	23,581
Reed Elsevier NV	3,552,896	40,533

		85,025

Norway—2.7%
Seadrill Ltd.	588,862	21,002
Statoil ASA ADR	1,624,400	38,758

		59,760

Singapore—1.9%
United Overseas Bank Ltd. ADR	1,414,500	42,180

South Africa—2.8%
Sasol Ltd. ADR	1,467,300	62,287

Sweden—1.0%
Svenska Cellulosa AB ADR	1,554,700	23,258

Switzerland—3.0%
Zurich Insurance Group AG ADR (b)	2,953,100	66,681

Taiwan—0.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,473,100	20,564

Turkey—1.1%
KOC Holding AS ADR	1,290,556	24,766

United Kingdom—17.3%
AstraZeneca PLC ADR	1,574,300	70,450
BAE Systems PLC ADR	2,344,500	42,623
Diageo PLC ADR	366,395	37,764
Imperial Tobacco Group PLC	921,309	35,496
Marks & Spencer Group PLC ADR	2,035,600	20,845
Rio Tinto PLC ADR	1,030,400	49,263
Royal Dutch Shell PLC ADR, Class A	966,700	65,185
Sage Group PLC ADR	1,238,700	21,603
Unilever PLC ADR	1,316,900	44,419

		387,648

United States—2.7%
Axis Capital Holdings Ltd.	1,237,800	40,291
RenaissanceRe Holdings Ltd.	275,900	20,971

		61,262

Total Common Stock (cost—$2,139,391)		2,137,157

	Principal Amount (000s)
Repurchase Agreements—4.1%
State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $91,784; collateralized by U.S. Treasury Notes, 0.25%, due 2/15/15, valued at $93,620 including accrued interest
(cost—$91,784)	$91,784	91,784

	Principal Amount (000s)	Value (000s)

Total Investments (cost—$2,231,175) (a)—99.4%		$2,228,941

Other assets less liabilities—0.6%		13,058

Net Assets—100.0%		$2,241,999

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $565,098, representing 25.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of June 30, 2012 were as follows:
Oil, Gas & Consumable Fuels	12.3%
Commercial Banks	12.1%
Metals & Mining	8.4%
Insurance	7.7%
Pharmaceuticals	6.5%
Repurchase Agreements	4.1%
Wireless Telecommunication Services	3.9%
Chemicals	3.8%
Water Utilities	3.2%
Beverages	2.7%
Automobiles	2.7%
Diversified Telecommunication Services	2.7%
Trading Companies & Distributors	2.2%
Food & Staples Retailing	2.2%
Diversified Financial Services	2.0%
Food Products	2.0%
Electric Utilities	1.9%
Aerospace & Defense	1.9%
Electronic Equipment, Instruments & Components	1.9%
Semiconductors & Semiconductor Equipment	1.8%
Media	1.8%
Tobacco	1.6%
Industrial Conglomerates	1.1%
Machinery	1.1%
Leisure Equipment & Products	1.0%
Paper & Forest Products	1.0%
IT Services	1.0%
Auto Components	1.0%
Software	1.0%
Building Products	1.0%
Energy Equipment & Services	0.9%
Multiline Retail	0.9%
Other assets less liabilities	0.6%

100.0%

RCM Global Commodity Equity

	Shares	Value (000s)

COMMON STOCK—96.2%
Austria—1.4%
Andritz AG	11,100	$571

Brazil—1.6%
BRF - Brasil Foods S.A. ADR	20,600	313
Cosan S.A. Industria e Comercio	20,800	321

		634

Canada—5.1%
Agrium, Inc.	9,800	869
Potash Corp. of Saskatchewan, Inc.	13,600	594
Teck Resources Ltd., Class B	19,000	588

		2,051

Chile—1.0%
Sociedad Quimica y Minera de Chile S.A. ADR	6,900	384

China—3.3%
Beijing Enterprises Holdings Ltd.	58,000	350
China Communications Construction Co., Ltd., Class H	424,000	377
China COSCO Holdings Co., Ltd., Class H (b)	625,500	281
CNOOC Ltd.	161,000	324

		1,332

France—3.0%
Schneider Electric S.A.	8,000	445
Total S.A.	17,400	783

		1,228

Germany—1.0%
BASF SE	5,890	410

Japan—3.6%
FANUC Corp.	2,900	477
Mitsui & Co., Ltd.	29,800	443
SMC Corp.	3,100	537

		1,457

Malaysia—1.0%
Genting Plantations Bhd.	133,900	395

Netherlands—2.5%
CNH Global NV (b)	15,600	606
Core Laboratories NV	3,400	394

		1,000

Norway—1.2%
Statoil ASA	20,300	484

Russian Federation—0.8%
Uralkali OJSC GDR	8,100	312

Singapore—3.4%
First Resources Ltd.	223,000	341
Golden Agri-Resources Ltd.	1,038,000	554
Keppel Corp. Ltd.	57,000	467

		1,362

Switzerland—2.7%
Noble Corp. (b)	12,500	407
Transocean Ltd.	14,770	661

		1,068

United Kingdom—5.8%
BG Group PLC	20,490	419
BP PLC	89,700	599
Rio Tinto PLC	8,750	416
Royal Dutch Shell PLC, Class A	27,300	920

		2,354

24	Allianz International/Sector Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Schedules of Investments

June 30, 2012

	Shares	Value (000s)

United States—58.8%
Air Products & Chemicals, Inc.	5,965	$482
Airgas, Inc.	5,510	463
Anadarko Petroleum Corp.	12,400	821
Archer-Daniels-Midland Co.	28,030	828
Cabot Oil & Gas Corp.	16,200	638
Cameron International Corp. (b)	12,100	517
CF Industries Holdings, Inc.	1,200	233
Cliffs Natural Resources, Inc.	5,700	281
Cobalt International Energy, Inc. (b)	13,500	317
Eaton Corp.	12,300	487
Ecolab, Inc.	5,800	398
EI Du Pont de Nemours & Co.	8,700	440
Energy XXI Bermuda Ltd.	13,970	437
Ensco PLC, Class A	14,540	683
Exxon Mobil Corp.	13,050	1,117
Flowserve Corp.	4,600	528
Freeport-McMoRan Copper & Gold, Inc.	17,500	596
HollyFrontier Corp.	17,625	624
Ingredion, Inc.	15,800	782
LyondellBasell Industries NV, Class A	14,550	586
Marathon Petroleum Corp.	14,115	634
Monsanto Co.	19,335	1,601
Mosaic Co.	12,800	701
National-Oilwell Varco, Inc.	5,500	354
Newmont Mining Corp.	7,770	377
Phillips 66 (b)	11,830	393
Pioneer Natural Resources Co.	7,100	626
Plains Exploration & Production Co. (b)	14,300	503
PPG Industries, Inc.	5,800	615
Precision Castparts Corp.	3,100	510
Range Resources Corp.	14,360	888
Rowan Cos. PLC, Class A (b)	18,600	601
Schlumberger Ltd.	12,100	785
Smithfield Foods, Inc. (b)	17,000	368
Southwestern Energy Co. (b)	25,815	824
Tyson Foods, Inc., Class A	37,100	699
Union Pacific Corp.	4,200	501
Valero Energy Corp.	37,625	909
Valspar Corp.	10,400	546

		23,693

Total Common Stock (cost—$38,959)		38,735

	Principal Amount (000s)
Repurchase Agreements—4.5%
State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $1,818; collateralized by U.S. Treasury Notes, 2.25%, due 1/31/15, valued at $1,854 including accrued interest
(cost—$1,818)	$1,818	1,818

Total Investments (cost—$40,777) (a)—100.7%		40,553

Liabilities in excess of other assets—(0.7)%		(287)

Net Assets—100.0%		$40,266

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $9,905, representing 24.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Oil, Gas & Consumable Fuels	30.5%
Chemicals	21.4%
Food Products	11.4%
Energy Equipment & Services	10.9%
Machinery	8.0%
Metals & Mining	5.6%
Repurchase Agreements	4.5%
Industrial Conglomerates	2.0%
Aerospace & Defense	1.3%
Road & Rail	1.3%
Electrical Equipment	1.1%
Trading Companies & Distributors	1.1%
Construction & Engineering	0.9%
Marine	0.7%
Liabilities in excess of other assets	(0.7)%

100.0%

RCM Global Small-Cap

	Shares	Value (000s)

COMMON STOCK—98.3%
Austria—1.3%
Conwert Immobilien Invest SE	20,487	$225
Lenzing AG	4,363	360
Schoeller-Bleckmann Oilfield Equipment AG	5,259	427

		1,012

Canada—1.2%
Absolute Software Corp. (b)	88,406	478
MDC Partners, Inc., Class A	37,660	427

		905

China—2.0%
China Everbright International Ltd.	1,216,000	580
Dah Chong Hong Holdings Ltd.	348,000	313
RDA Microelectronics, Inc. ADR (b)	18,020	181
Sunny Optical Technology Group Co., Ltd.	1,209,000	412

		1,486

Denmark—0.8%
Christian Hansen Holding A/S	9,902	255
SimCorp A/S	2,085	360

		615

Finland—0.5%
Vacon PLC	8,878	380

France—1.0%
Sartorius Stedim Biotech	6,200	455
Virbac S.A.	2,020	334

		789

Germany—2.9%
Bechtle AG	6,235	230
Delticom AG	4,720	311
Deutsche Wohnen AG	27,763	467
Dialog Semiconductor PLC (b)	12,110	220
Pfeiffer Vacuum Technology AG	4,740	484
Wirecard AG	25,235	489

		2,201

Hong Kong—1.0%
Asian Citrus Holdings Ltd.	253,000	143
China Overseas Grand Oceans Group Ltd.	430,500	389
Focus Media Holding Ltd. ADR	8,800	207

		739

Indonesia—0.7%
Erajaya Swasembada Tbk PT (b)	2,637,000	534

Ireland—0.6%
Paddy Power PLC	7,270	474

Italy—0.6%
Yoox SpA (b)	29,820	431

Japan—9.1%
Chiyoda Co., Ltd.	19,100	413
Credit Saison Co., Ltd.	27,900	620
CyberAgent, Inc.	89	229
Denki Kogyo Co., Ltd.	86,000	449
Doshisha Co., Ltd.	12,800	355
Hitachi Koki Co., Ltd.	47,000	395
Inui Steamship Co., Ltd. (b)	68,900	225
Message Co., Ltd.	83	264
Nippon Shokubai Co., Ltd.	27,000	327
Nissin Electric Co., Ltd.	66,000	442
Park24 Co., Ltd.	38,600	570
Rohto Pharmaceutical Co., Ltd.	46,000	592

See accompanying Notes to Financial Statements	6.30.12	Allianz International/Sector Stock Funds Annual Report	25

Schedules of Investments

June 30, 2012

	Shares	Value (000s)

Sintokogio Ltd.	33,600	$337
Suruga Bank Ltd.	49,000	502
Taiheiyo Cement Corp.	132,000	303
Tatsuta Electric Wire and Cable Co., Ltd.	63,000	403
TS Tech Co., Ltd.	14,600	268
Tsugami Corp.	25,000	176

		6,870

Korea (Republic of)—1.3%
Fila Korea Ltd.	5,300	362
Kolon Plastic, Inc.	43,935	257
Nexen Tire Corp.	19,960	355

		974

Netherlands—1.3%
Nutreco NV	5,580	389
Royal Imtech NV	18,210	435
Unit 4 NV	7,370	188

		1,012

Norway—1.9%
Prosafe SE	60,825	442
Schibsted ASA	17,580	571
TGS Nopec Geophysical Co. ASA	16,490	445

		1,458

Philippines—0.6%
Alliance Global Group, Inc.	1,660,400	458

Sweden—3.0%
Axis Communications AB	15,972	348
Betsson AB (b)	13,996	418
Elekta AB, Class B	7,583	347
Hufvudstaden AB, Ser. A	36,698	393
Nibe Industrier AB, Class B	32,892	450
Wallenstam AB, Ser. B	30,447	296

		2,252

Switzerland—2.5%
Aryzta AG (b)	6,095	303
Dufry AG (b)	4,775	579
Interroll Holding AG (b)	1,535	530
Swissquote Group Holding S.A. (b)	6,822	193
Vetropack Holding AG	180	316

		1,921

Taiwan—0.8%
Catcher Technology Co., Ltd.	87,000	587

United Kingdom—4.3%
Abcam PLC	42,270	276
Aveva Group PLC	11,355	290
Croda International PLC	19,415	690
Hikma Pharmaceuticals PLC	39,875	408
Restaurant Group PLC	103,910	482
Rotork PLC	19,990	618
Spirax-Sarco Engineering PLC	15,760	491

		3,255

United States—60.9%
Acadia Healthcare Co., Inc. (b)	31,570	554
Achillion Pharmaceuticals, Inc. (b)	20,345	126
Actuant Corp., Class A	19,300	524
Alkermes PLC (b)	12,510	212
Aspen Technology, Inc. (b)	43,765	1,013
Atwood Oceanics, Inc. (b)	14,180	537
Bazaarvoice, Inc. (b)	30,275	551
BE Aerospace, Inc. (b)	15,555	679
Calix, Inc. (b)	68,150	560
Carpenter Technology Corp.	12,510	599
Centene Corp. (b)	10,885	328
Cepheid, Inc. (b)	15,555	696
Chart Industries, Inc. (b)	9,445	649
Cheesecake Factory, Inc. (b)	22,925	733

	Shares	Value (000s)

Cogent Communications Group, Inc. (b)	47,400	$912
Colfax Corp. (b)	21,910	604
Colonial Properties Trust, REIT	21,195	469
Commvault Systems, Inc. (b)	15,430	765
Cooper Cos., Inc.	8,320	664
Cypress Semiconductor Corp. (b)	30,785	407
Dril-Quip, Inc. (b)	11,965	785
Elizabeth Arden, Inc. (b)	18,375	713
Endologix, Inc. (b)	43,805	676
Energy XXI Bermuda Ltd.	19,360	606
ExamWorks Group, Inc. (b)	49,825	659
Express, Inc. (b)	28,600	520
Fairchild Semiconductor International, Inc. (b)	35,825	505
Finisar Corp. (b)	32,655	489
Fortress Investment Group LLC, Class A	124,935	421
Fortune Brands Home & Security, Inc. (b)	27,785	619
Fusion-io, Inc. (b)	14,305	299
Genesee & Wyoming, Inc., Class A (b)	11,770	622
Glu Mobile, Inc. (b)	99,470	552
Halozyme Therapeutics, Inc. (b)	50,555	448
Health Management Associates, Inc., Class A (b)	63,930	502
HeartWare International, Inc. (b)	4,940	439
Hibbett Sports, Inc. (b)	12,135	700
HMS Holdings Corp. (b)	17,815	593
Idenix Pharmaceuticals, Inc. (b)	25,780	266
Infoblox, Inc. (b)	24,035	551
Inphi Corp. (b)	36,150	343
Insulet Corp. (b)	35,665	762
IPC The Hospitalist Co., Inc. (b)	11,885	539
Ironwood Pharmaceuticals, Inc. (b)	27,425	378
Key Energy Services, Inc. (b)	41,665	317
Laredo Petroleum Holdings, Inc. (b)	20,205	420
Lattice Semiconductor Corp. (b)	89,445	337
LivePerson, Inc. (b)	28,990	553
Masimo Corp. (b)	21,910	490
Medivation, Inc. (b)	3,755	343
MicroStrategy, Inc., Class A (b)	4,380	569
Natus Medical, Inc. (b)	48,815	567
Netspend Holdings, Inc. (b)	64,585	594
NewStar Financial, Inc. (b)	50,680	657
Oasis Petroleum, Inc. (b)	21,910	530
Onyx Pharmaceuticals, Inc. (b)	5,540	368
Patterson Cos., Inc.	12,750	439
Pharmacyclics, Inc. (b)	7,110	388
Polaris Industries, Inc.	7,910	565
RBC Bearings, Inc. (b)	16,255	769
Regal-Beloit Corp.	8,780	547
Roadrunner Transportation Systems, Inc. (b)	31,640	534
Robbins & Myers, Inc.	10,960	458
Rockwood Holdings, Inc.	8,595	381
Sapient Corp.	58,600	590
Seattle Genetics, Inc. (b)	18,305	465
Select Comfort Corp. (b)	23,435	490
Semtech Corp. (b)	23,815	579
Skullcandy, Inc. (b)	39,140	554
Solera Holdings, Inc.	12,515	523
Sonic Automotive, Inc., Class A	29,960	410
Steven Madden Ltd. (b)	18,540	589
Stifel Financial Corp. (b)	11,965	370
Teradyne, Inc. (b)	28,705	404
Tilly’s, Inc, Class A (b)	28,370	455
Titan International, Inc.	25,670	630
TiVo, Inc. (b)	41,045	339
Tower International, Inc. (b)	55,995	588
TreeHouse Foods, Inc. (b)	10,280	640
Ultimate Software Group, Inc. (b)	9,600	856
United Natural Foods, Inc. (b)	10,485	575

	Shares	Value (000s)

Vitamin Shoppe, Inc. (b)	14,335	$787
Vivus, Inc. (b)	8,215	234
WABCO Holdings, Inc. (b)	9,030	478
WageWorks, Inc. (b)	47,615	717
Western Alliance Bancorp (b)	55,070	515

		46,183

Total Common Stock (cost—$63,918)		74,536

	Principal Amount (000s)
Repurchase Agreements—1.8%
State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $1,363; collateralized by U.S. Treasury Notes, 0.25%, due 2/15/15, valued at $1,391 including accrued interest
(cost—$1,363)	$1,363	1,363

Total Investments (cost—$65,281) (a)—100.1%		75,899

Liabilities in excess of other assets—(0.1)%		(109)

Net Assets—100.0%		$75,790

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $25,868, representing 34.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

26	Allianz International/Sector Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Schedules of Investments

June 30, 2012

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Machinery	9.4%
Software	8.6%
Specialty Retail	6.2%
Health Care Equipment & Supplies	5.8%
Biotechnology	5.2%
Health Care Providers & Services	5.1%
Semiconductors & Semiconductor Equipment	3.9%
Energy Equipment & Services	3.9%
Chemicals	3.0%
Hotels, Restaurants & Leisure	2.8%
Communications Equipment	2.4%
Electrical Equipment	2.3%
Real Estate Management & Development	2.3%
Pharmaceuticals	2.1%
Oil, Gas & Consumable Fuels	2.1%
Food Products	1.9%
Media	1.9%
Repurchase Agreements	1.8%
IT Services	1.7%
Consumer Finance	1.6%
Auto Components	1.6%
Road & Rail	1.5%
Commercial Services & Supplies	1.5%
Internet Software & Services	1.5%
Building Products	1.4%
Commercial Banks	1.3%
Capital Markets	1.3%
Leisure Equipment & Products	1.3%
Textiles, Apparel & Luxury Goods	1.3%
Diversified Telecommunication Services	1.2%
Computers & Peripherals	1.2%
Professional Services	0.9%
Personal Products	0.9%
Aerospace & Defense	0.9%
Distributors	0.9%
Diversified Financial Services	0.9%
Metals & Mining	0.8%
Food & Staples Retailing	0.8%
Household Durables	0.7%
Electronic Equipment, Instruments & Components	0.7%
Real Estate Investment Trust	0.6%
Industrial Conglomerates	0.6%
Construction & Engineering	0.6%
Internet & Catalog Retail	0.6%
Containers & Packaging	0.4%
Construction Materials	0.4%
Marine	0.3%
Liabilities in excess of other assets	(0.1)%

100.0%

RCM Technology

	Shares	Value (000s)

COMMON STOCK—90.3%
Automobiles—1.7%
Tesla Motors, Inc. (c)	524,515	$16,412

Chemicals—1.8%
Monsanto Co.	204,750	16,949
Wacker Chemie AG	100	7

		16,956

Communications Equipment—6.6%
ADTRAN, Inc.	100	3
Ciena Corp. (c)	100	2
Cisco Systems, Inc.	2,006,400	34,450
F5 Networks, Inc. (c)	36,355	3,619
JDS Uniphase Corp. (c)	100	1
Motorola Solutions, Inc.	60,583	2,915
Polycom, Inc. (c)	100	1
QUALCOMM, Inc.	402,195	22,394
Telefonaktiebolaget LM Ericsson ADR	100	1

		63,386

Computers & Peripherals—16.4%
Apple, Inc. (b)(c)	177,980	103,940
Catcher Technology Co., Ltd.	613,000	4,138
Dell, Inc. (c)	100	1
EMC Corp. (b)(c)	978,265	25,073
Fusion-io, Inc. (c)	957,120	19,994
NetApp, Inc. (c)	19,895	633
SanDisk Corp. (c)	85,600	3,123
Seagate Technology PLC	76,350	1,888

		158,790

Construction & Engineering—1.5%
Quanta Services, Inc. (c)	609,830	14,679

Diversified Telecommunication Services—0.4%
Verizon Communications, Inc.	91,600	4,071

Electrical Equipment—0.0%
EnerSys (c)	100	4

Electronic Equipment, Instruments & Components—1.6%
Hitachi Ltd.	2,519,000	15,532
LG Display Co., Ltd. (c)	100	2
LG Innotek Co., Ltd. (c)	1,000	79
Samsung Electro-Mechanics Co., Ltd.	170	16
TPK Holding Co., Ltd.	1,360	17

		15,646

Financial Services—5.4%
MasterCard, Inc., Class A	39,060	16,800
Visa, Inc., Class A (b)	286,570	35,429

		52,229

Health Care Technology—0.6%
athenahealth, Inc. (c)	45,900	3,634
Cerner Corp. (c)	31,000	2,562

		6,196

Hotels, Restaurants & Leisure—0.0%
Ctrip.com International Ltd. ADR (c)	100	2

Internet & Catalog Retail—4.3%
Amazon.com, Inc. (b)(c)	113,305	25,873
Groupon, Inc. (c)	100	1
NetFlix, Inc. (c)	10	1
Priceline.com, Inc. (c)	24,090	16,008

		41,883

Internet Software & Services—8.7%
Baidu, Inc. ADR (b)(c)	30,120	3,463

	Shares	Value (000s)

eBay, Inc. (c)	465,795	$19,568
ExactTarget, Inc. (c)	100	2
Google, Inc., Class A (b)(c)	73,355	42,551
Mail.ru Group Ltd. GDR (c)	100	3
Netease, Inc. ADR (c)	180,875	10,645
Phoenix New Media Ltd. ADR (c)	294,611	1,408
Rackspace Hosting, Inc. (c)	139,570	6,133
Renren, Inc. ADR (c)	3,417	15
Yahoo!, Inc. (c)	100	2
Yandex NV (c)	10	—	(d)

		83,790

IT Services—5.5%
Accenture PLC, Class A	169,600	10,191
Cognizant Technology Solutions Corp., Class A (c)	160,100	9,606
Fidelity National Information Services, Inc.	391,395	13,339
Fiserv, Inc. (c)	156,065	11,271
International Business Machines Corp.	42,005	8,215
Tata Consultancy Services Ltd.	1,000	23

		52,645

Machinery—0.0%
Doosan Infracore Co., Ltd. (c)	1,000	16

Media—1.7%
Comcast Corp., Class A	500,940	16,015

Real Estate Investment Trust—0.0%
American Tower Corp.	290	20

Semiconductors & Semiconductor Equipment—12.5%
Advanced Micro Devices, Inc. (c)	100	1
Aixtron SE	1,000	14
Analog Devices, Inc. (b)	49,670	1,871
Atmel Corp. (c)	100	1
Avago Technologies Ltd.	14,630	525
Broadcom Corp., Class A (c)	136,880	4,627
Cree, Inc. (c)	76,560	1,965
Cypress Semiconductor Corp. (c)	100	1
Epistar Corp.	4,000	9
First Solar, Inc. (c)	1,500	23
Hynix Semiconductor, Inc. (c)	100	2
Intel Corp.	2,252,275	60,023
Lam Research Corp. (c)	199,880	7,543
Marvell Technology Group Ltd.	100	1
Micron Technology, Inc. (c)	212,155	1,339
NXP Semiconductor NV (c)	100	2
ON Semiconductor Corp. (c)	100	1
Samsung Electronics Co., Ltd.	35,470	37,562
Skyworks Solutions, Inc. (c)	157,380	4,308
SMA Solar Technology AG	700	24
Taiwan Semiconductor Manufacturing Co., Ltd. (c)	413,000	1,131
Texas Instruments, Inc.	100	3
Veeco Instruments, Inc. (c)	100	3

		120,979

Software—21.6%
Activision Blizzard, Inc. (b)	648,900	7,780
Ariba, Inc. (c)	424,062	18,981
Aspen Technology, Inc. (c)	920,780	21,316
Autodesk, Inc. (c)	26,670	933

See accompanying Notes to Financial Statements	6.30.12	Allianz International/Sector Stock Funds Annual Report	27

Schedules of Investments

June 30, 2012

	Shares	Value (000s)

Citrix Systems, Inc. (c)	84,150	$7,064
Fortinet, Inc. (c)	66,230	1,538
Intuit, Inc. (b)	201,562	11,963
Microsoft Corp.	2,338,585	71,537
NetSuite, Inc. (c)	19,090	1,046
Nuance Communications, Inc. (c)	359,100	8,554
Oracle Corp. (b)	702,215	20,856
QLIK Technologies, Inc. (c)	195,265	4,319
Salesforce.com, Inc. (c)	130,735	18,075
Splunk, Inc. (c)(d)	10	—
TIBCO Software, Inc. (b)(c)	507,040	15,171
VMware, Inc., Class A (c)	100	9

		209,142

Total Common Stock (cost—$716,658)		872,861

EXCHANGE-TRADED FUNDS—0.0%
iShares FTSE / Xinhua A50 China Index	1,000	1
iShares MSCI Emerging Markets Index	100	4

Total Exchange-Traded Funds (cost—$6)		5

	Principal Amount (000s)
Repurchase Agreements—8.3%

State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $80,530; collateralized by Freddie Mac, 0.50%, due 2/24/15, valued at $20,025 including accrued interest and U.S. Treasury Notes, 0.25% - 2.375%, due 2/15/15 - 2/28/15, valued at $62,116 including accrued interest

(cost—$80,530)	$80,530	80,530

	Contracts
OPTIONS PURCHASED (c)—1.1%
Call Options—1.1%
Microsoft Corp. (CBOE), strike price $30, expires 1/19/13	30,000	6,690
SINA Corp. (CBOE), strike price $60, expires 1/18/14	3,240	3,548
Yahoo!, Inc. (CBOE), strike price $17.50, expires 1/19/13	7,000	525

Total Options Purchased (cost—$14,142)		10,763

Total Investments, before options written and securities sold short (cost—$811,336)—99.7%		964,159

OPTIONS WRITTEN (c)—(1.6)%
Call Options—(0.7)%
Activision Blizzard, Inc. (CBOE), strike price $12, expires 11/17/12	2,889	(240)
strike price $13, expires 11/17/12	3,600	(140)
Akamai Technologies, Inc. (CBOE), strike price $40, expires 8/18/12	3,490	(77)

	Contracts	Value (000s)

Amazon.com, Inc. (CBOE), strike price $200, expires 7/21/12	960	$(2,765)
strike price $210, expires 10/20/12	240	(660)
Cognizant Technology Solutions Corp. (CBOE), strike price $72.50, expires 10/20/12	600	(33)
strike price $75, expires 10/20/12	633	(22)
Mastercard, Inc. (CBOE), strike price $360, expires 7/21/12	320	(2,226)
Micron Technology, Inc. (CBOE), strike price $10, expires 7/21/12	10,905	(11)
Nuance Communications, Inc. (CBOE), strike price $29, expires 7/21/12	3,260	(16)
Rackspace Hosting, Inc. (CBOE), strike price $60, expires 9/22/12	2,722	(82)
Texas Instruments, Inc. (CBOE), strike price $33, expires 7/21/12	2,230	(7)
Yahoo!, Inc. (CBOE), strike price $20, expires 1/19/13	17,000	(425)

		(6,704)

Put Options—(0.9)%
Akamai Technologies, Inc. (CBOE), strike price $25, expires 11/17/12	1,000	(125)
Groupon, Inc. (CBOE), strike price $9, expires 1/19/13	8,200	(1,296)
Juniper Networks, Inc. (CBOE), strike price $17, expires 7/21/12	4,371	(428)
Microsoft Corp. (CBOE), strike price $22.50, expires 1/19/13	19,000	(741)
strike price $25, expires 1/19/13	3,000	(204)
strike price $27, expires 1/19/13	5,270	(575)
QUALCOMM, Inc. (CBOE), strike price $52.50, expires 10/20/12	1,940	(485)
Red Hat, Inc. (CBOE), strike price $50, expires 9/22/12	931	(179)
Salesforce.com, Inc. (CBOE), strike price $100, expires 1/19/13	1,300	(670)
SINA Corp. (CBOE), strike price $40, expires 1/18/14	1,560	(1,248)
strike price $45, expires 1/18/14	1,680	(1,688)
Yahoo!, Inc. (CBOE), strike price $10, expires 1/19/13	18,076	(253)
strike price $12.50, expires 1/19/13	10,000	(420)

		(8,312)

Total Options Written (premiums received—$26,161)		(15,016)

	Shares	Value (000s)

SECURITIES SOLD SHORT—(11.0)%
Common Stock—(8.3)%
Communications Equipment—(1.8)%
Juniper Networks, Inc. (c)	450,020	$(7,340)
Nokia Oyj ADR	9,770	(20)
Riverbed Technology, Inc. (c)	603,030	(9,739)

		(17,099)

Electrical Equipment—(0.0)%
Nidec Corp.	1,000	(76)

Internet Software & Services—(3.3)%
Akamai Technologies, Inc. (c)	100,000	(3,175)
Facebook, Inc., Class A (c)	499,000	(15,529)
LinkedIn Corp., Class A (c)	33,200	(3,528)
SINA Corp. (c)	106,600	(5,523)
Tencent Holdings Ltd.	153,900	(4,545)

		(32,300)

Semiconductors & Semiconductor Equipment—(0.8)%
Altera Corp.	237,455	(8,036)
LDK Solar Co., Ltd. ADR (c)	100	(—	)(d)

		(8,036)

Software—(2.4)%
Informatica Corp. (c)	289,330	(12,256)
Red Hat, Inc. (c)	186,200	(10,516)

		(22,772)

Total Common Stock (proceeds received—$86,277)		(80,283)

Exchange-Traded Funds—(2.7)%
SPDR S&P 500 ETF Trust, Ser. 1 (proceeds received—$26,979)	194,330	(26,481)

Total Securities Sold Short (proceeds received—$113,256)		(106,764)

Total Investments, net of options written and securities sold short (cost—$671,919) (a)—87.1%		842,379

Other assets less other liabilities—12.9%		124,484

Net Assets—100.0%		$966,863

Notes to Schedule of Investments (amounts in thousands):
(a) Securities (net of securities sold short) with a net value of $53,954, representing 5.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for options written and securities sold short.

(c) Non-income producing.

(d) Amount less than $500.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FTSE—Financial Times Stock Exchange
GDR—Global Depositary Receipt
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt

28	Allianz International/Sector Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Schedules of Investments

June 30, 2012

RCM Wellness

	Shares	Value (000s)

COMMON STOCK—94.6%
Biotechnology—11.8%
Achillion Pharmaceuticals, Inc. (c)	44,540	$276
Actelion Ltd. (c)	44,335	1,824
Alnylam Pharmaceuticals, Inc. (c)	116,075	1,355
Biogen Idec, Inc. (c)	12,975	1,873
Celgene Corp. (c)	59,885	3,842
Cepheid, Inc. (c)	30,560	1,368
Genomic Health, Inc. (c)	21,635	723
Halozyme Therapeutics, Inc. (c)	75,090	665
Idenix Pharmaceuticals, Inc. (c)	49,960	515
Medivation, Inc. (c)	11,005	1,006
Onyx Pharmaceuticals, Inc. (c)	13,100	870
PolyMedix, Inc. (c)	870,000	265
Protalix BioTherapeutics, Inc. (c)	85,200	488

		15,070

Commercial Services & Supplies—1.5%
Stericycle, Inc. (c)	21,185	1,942

Food & Staples Retailing—7.4%
CVS Caremark Corp.	98,285	4,593
United Natural Foods, Inc. (c)	42,000	2,304
Whole Foods Market, Inc.	27,225	2,595

		9,492

Food Products—2.4%
Hain Celestial Group, Inc. (c)	44,435	2,446
SunOpta, Inc. (c)	117,230	658

		3,104

Health Care Equipment & Supplies—14.5%
Cie Generale d’Optique Essilor International S.A.	16,965	1,576
Cooper Cos., Inc.	35,770	2,853
Covidien PLC	42,625	2,281
Edwards Lifesciences Corp. (c)	43,485	4,492
HeartWare International, Inc. (c)	12,600	1,119
Hologic, Inc. (c)	94,590	1,706
Novadaq Technologies, Inc. (c)	59,200	395
St. Jude Medical, Inc.	101,800	4,063

		18,485

Health Care Providers & Services—18.0%
Acadia Healthcare Co., Inc. (c)	69,000	1,210
Aetna, Inc.	29,520	1,145
Centene Corp. (c)	64,495	1,945
DaVita, Inc. (c)	43,045	4,227
Express Scripts Holding Co. (c)	25,680	1,434
Fresenius SE & Co. KGaA	42,545	4,405
HMS Holdings Corp. (c)	32,540	1,084
IPC The Hospitalist Co., Inc. (c)	22,900	1,038
UnitedHealth Group, Inc.	77,990	4,562
Universal Health Services, Inc., Class B	44,600	1,925

		22,975

Health Care Technology—3.0%
Cerner Corp. (c)	46,230	3,821

Industrial Conglomerates—1.5%
Danaher Corp.	35,560	1,852

Life Sciences Tools & Services—3.5%
Agilent Technologies, Inc.	72,275	2,836
Illumina, Inc. (c)	8,300	335
Life Technologies Corp. (c)	27,165	1,222

		4,393

Pharmaceuticals—23.8%
Allergan, Inc.	65,685	6,081
Novo Nordisk A/S, Class B	28,177	4,087
Perrigo Co.	25,815	3,044

	Shares	Value (000s)

Pfizer, Inc.	341,230	$7,848
Sagent Pharmaceuticals, Inc. (c)	24,880	450
Shire PLC	70,220	2,020
Teva Pharmaceutical Industries Ltd. ADR	59,645	2,352
UCB S.A.	56,399	2,849
Watson Pharmaceuticals, Inc. (c)	22,015	1,629

		30,360

Specialty Retail—4.4%
Dick’s Sporting Goods, Inc.	53,730	2,579
Fielmann AG	14,460	1,339
Vitamin Shoppe, Inc. (c)	30,415	1,671

		5,589

Textiles, Apparel & Luxury Goods—2.8%
Adidas AG	20,595	1,476
Lululemon Athletica, Inc. (c)	22,170	1,322
Under Armour, Inc., Class A (c)	7,895	746

		3,544

Total Common Stock (cost—$104,252)		120,627

	Units
WARRANTS—0.1%
Biotechnology—0.0%
PolyMedix, Inc., expires 4/11/16 (b)(c)	435,000	9

Pharmaceuticals—0.1%
Sunesis Pharmaceuticals, Inc., expires 10/6/15 (b)(c)	180,767	175

Total Warrants (cost—$226)		184

	Principal Amount (000s)
Repurchase Agreements—6.8%
State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $8,604; collateralized by U.S. Treasury Notes, 0.25%, due 2/15/15, valued at $8,779 including accrued interest
(cost—$8,604)	$8,604	8,604

Total Investments (cost—$113,082) (a)—101.5%		129,415

Liabilities in excess of other assets—(1.5)%		(1,925)

Net Assets—100.0%		$127,490

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $19,576, representing 15.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $184, representing 0.1% of total net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	6.30.12	Allianz International/Sector Stock Funds Annual Report	29

Statements of Assets and Liabilities

June 30, 2012
Amounts in thousands, except per share amounts	AGIC Emerging Markets Opportunities	AGIC International Managed Volatility

Assets:
Investments, at value	$178,819	$66,470
Cash	6	—	*
Foreign currency, at value	208	57
Receivable for investments sold	—	—
Receivable for Fund shares sold	12	14
Dividends and interest receivable (net of foreign taxes)	641	296
Tax reclaims receivable	351	57
Receivable due from custodian	70	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	14	37
Total Assets	180,121	66,931

Liabilities:
Payable for investments purchased	—	—
Securities sold short, at value	—	—
Options written, at value	—	—
Payable for Fund shares redeemed	166	257
Dividends payable on securities sold short	—	—
Investment Advisory fees payable	129	21
Administration fees payable	66	13
Distribution fees payable	17	8
Servicing fees payable	18	6
Trustees Deferred Compensation Plan Payable (see Note 4)	14	37
Other Liabilities	21	—
Total Liabilities	431	342
Net Assets	$179,690	$66,589

Net Assets Consist of:
Paid-in-capital	$249,192	$259,353
Undistributed (dividends in excess of) net investment income	1,093	1,086
Accumulated net realized gain (loss)	(78,785)	(194,586)
Net unrealized appreciation (depreciation) of investments, options written, securities sold short and foreign currency transactions	8,190	736
Net Assets	$179,690	$66,589

Net Assets:
Class A	$40,076	$16,615
Class B	—	—
Class C	24,985	12,477
Class D	23,794	894
Class R	—	81
Class P	3,598	676
Institutional Class	87,237	35,837
Administrative Class	—	9

Shares Issued and Outstanding:
Class A	1,761	1,333
Class B	—	—
Class C	1,128	1,009
Class D	1,030	72
Class R	—	7
Class P	160	55
Institutional Class	3,818	2,887
Administrative Class	—	1

Net Asset Value and Redemption Price Per Share** :
Class A	$22.76	$12.46
Class B	—	—
Class C	22.15	12.36
Class D	23.10	12.43
Class R	—	12.27
Class P	22.43	12.35
Institutional Class	22.85	12.41
Administrative Class	—	12.97

Cost of Investments	$170,586	$65,732
Cost of Foreign Currency	$207	$57
Premiums Received for Options Written	$—	$—
Proceeds Received on Securities Sold Short	$—	$—
*	Reflects actual amount rounding to less than $1,000.
**	Net asset value and redemption price per share may not recalculate exactly due to the rounding of certain numbers to the thousands.

30	Allianz International/Sector Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

NFJ International Value	RCM Global Commodity Equity	RCM Global Small-Cap	RCM Technology		RCM Wellness

$2,228,941	$40,553	$75,899	$964,159		$129,415
— *	— *	1	—	*	— *
401	12	36	10,149		—
20	229	123	180,481		2,677
29,130	31	29	3,193		7
9,908	46	32	99		51
145	6	17	—	*	62
—	—	—	—		—
137	4	18	126		15
2,268,682	40,881	76,155	1,158,207		132,227

22,692	568	229	64,350		4,474
—	—	—	106,764		—
—	—	—	15,016		—
1,987	1	17	3,800		98
—	—	—	134		—
1,006	22	54	699		80
557	13	26	276		40
111	3	9	77		5
193	4	12	102		25
137	4	18	126		15
—	—	—	—		—
26,683	615	365	191,344		4,737
$2,241,999	$40,266	$75,790	$966,863		$127,490

$2,725,811	$52,101	$101,373	$770,010		$120,099
1,554	184	(299)	(3,290)		(365)
(483,135)	(11,795)	(35,897)	29,654		(8,574)
(2,231)	(224)	10,613	170,489		16,330
$2,241,999	$40,266	$75,790	$966,863		$127,490

$686,507	$9,387	$27,103	$258,603		$18,883
—	—	3,145	4,824		1,450
183,126	5,678	11,898	108,200		7,326
105,295	3,235	18,409	132,654		99,831
8,886	—	—	—		—
366,717	594	1,339	36,159		—
887,388	21,372	13,896	377,526		—
4,080	—	—	48,897		—

36,509	641	970	5,664		678
—	—	122	115		57
9,817	405	459	2,587		287
5,607	221	659	2,938		3,586
470	—	—	—		—
19,398	40	46	762		—
46,902	1,432	476	7,918		—
216	—	—	1,045		—

$18.80	$14.65	$27.95	$45.66		$27.85
—	—	25.91	41.84		25.50
18.65	14.01	25.90	41.83		25.52
18.78	14.65	27.92	45.16		27.84
18.89	—	—	—		—
18.90	14.83	29.13	47.48		—
18.92	14.93	29.20	47.68		—
18.89	—	—	46.77		—

$2,231,175	$40,777	$65,281	$811,336		$113,082
$398	$12	$36	$10,121		$—
$—	$—	$—	$26,161		$—
$—	$—	$—	$113,256		$—

See accompanying Notes to Financial Statements	6.30.12	Allianz International/Sector Stock Funds Annual Report	31

Statements of Operations

Year ended June 30, 2012
Amounts in thousands	AGIC Emerging Markets Opportunities	AGIC International Managed Volatility

Investment Income:
Interest	$10	$— *
Dividends, net of foreign withholding taxes (see Note 1(h))	3,710	2,239
Total Income	3,720	2,239

Expenses:
Investment advisory fees	1,032	352
Administration fees	508	306
Distribution fees — Class B	—	—
Distribution fees — Class C	115	115
Distribution fees — Class R	—	— *
Servicing fees — Class A	63	47
Servicing fees — Class B	—	—
Servicing fees — Class C	38	38
Servicing fees — Class D	20	3
Servicing fees — Class R	—	—
Distribution and/or servicing fees — Administrative Class	—	— *
Dividends on securities sold short	—	—
Trustees’ fees	12	7
Interest expense	13	3
Tax expense	10	—
Miscellaneous expense	2	1
Total Expenses	1,813	872
Less: Investment Advisory/Administration fees waived	(21)	(74)
Net Expenses	1,792	798
Net Investment Income (Loss)	1,928	1,441

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,936)	(4,870)
Options written	—	—
Securities sold short	—	—
Foreign currency transactions	(551)	(36)
Net change in unrealized appreciation/depreciation of:
Investments	(22,758)	(8,278)
Options written	—	—
Securities sold short	—	—
Foreign currency transactions	(44)	(5)
Net Realized and Change in Unrealized Loss	(27,289)	(13,189)
Net Decrease in Net Assets Resulting from Investment Operations	$(25,361)	$(11,748)
*	Reflects actual amount rounding to less than $1,000.

32	Allianz International/Sector Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

NFJ International Value	RCM Global Commodity Equity	RCM Global Small-Cap	RCM Technology	RCM Wellness

$5	$— *	$— *	$6	$1
71,280	832	710	7,044	1,111
71,285	832	710	7,050	1,112

11,602	321	741	9,491	1,019
8,049	184	343	3,760	509
—	—	38	56	17
1,449	58	94	884	55
10	—	—	—	—
1,744	29	69	730	45
—	—	13	19	6
483	19	31	295	18
214	10	48	377	249
10	—	—	—	—
7	—	—	138	—
—	—	—	231	—
194	5	8	105	13
5	2	1	15	— *
3	—	—	—	—
1	1	1	— *	1
23,771	629	1,387	16,101	1,932
(1,612)	—	(41)	—	—
22,159	629	1,346	16,101	1,932
49,126	203	(636)	(9,051)	(820)

(58,402)	(2,224)	4,214	62,357	9,686
—	—	—	3,682	—
—	—	—	17,320	—
(365)	15	4	38	(40)

(194,336)	(8,245)	(9,088)	(178,737)	(10,445)
—	—	—	(24,406)	—
—	—	—	(7,911)	—
1	—	(2)	(333)	(7)
(253,102)	(10,454)	(4,872)	(127,990)	(806)
$(203,976)	$(10,251)	$(5,508)	$(137,041)	$(1,626)

See accompanying Notes to Financial Statements	6.30.12	Allianz International/Sector Stock Funds Annual Report	33

Statements of Changes in Net Assets

Amounts in thousands	AGIC Emerging Markets Opportunities		AGIC International Managed Volatility		NFJ International Value		RCM Global Commodity Equity

	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$1,928	$966	$1,441	$1,185	$49,126	$40,778	$203	$(116)
Net realized gain (loss) on investments and foreign currency transactions	(4,487)	21,501	(4,906)	18,148	(58,767)	143,974	(2,209)	6,172
Payments from Affiliates (see Note 8)	—	6	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(22,802)	18,474	(8,283)	10,723	(194,335)	205,824	(8,245)	9,506
Net increase (decrease) resulting from investment operations	(25,361)	40,947	(11,748)	30,056	(203,976)	390,576	(10,251)	15,562

Dividends to Shareholders from:
Net investment income
Class A	(114)	— *	(443)	(441)	(15,822)	(15,860)	—	—
Class C	— *	— *	(228)	(228)	(2,896)	(2,964)	—	—
Class D	(35)	(1)	(20)	(34)	(2,132)	(1,814)	—	—
Class R	—	—	(2)	(1)	(138)	(21)	—	—
Class P	(21)	(2)	(24)	(31)	(8,901)	(5,869)	—	—
Institutional Class	(565)	(285)	(831)	(1,098)	(18,318)	(13,567)	—	—
Administrative Class	—	—	— *	— *	(94)	— *	—	—
Total Dividends to Shareholders	(735)	(288)	(1,548)	(1,833)	(48,301)	(40,095)	—	—

Fund Share Transactions:
Net proceeds from the sale of shares	28,858	74,030	18,181	20,899	964,157	1,001,447	13,637	30,266
Issued in reorganization	82,839	—	—	—	—	—	—	—
Issued in reinvestment of dividends and distributions	713	280	1,415	1,693	38,646	32,157	—	—
Cost of shares redeemed	(55,810)	(80,064)	(27,619)	(58,189)	(718,163)	(581,322)	(20,730)	(23,584)
Net increase (decrease) from Fund share transactions	56,600	(5,754)	(8,023)	(35,597)	284,640	452,282	(7,093)	6,682
Total Increase (Decrease) in Net Assets	30,504	34,905	(21,319)	(7,374)	32,363	802,763	(17,344)	22,244

Net Assets:
Beginning of year	149,186	114,281	87,908	95,282	2,209,636	1,406,873	57,610	35,366
End of year†	$179,690	$149,186	$66,589	$87,908	$2,241,999	$2,209,636	$40,266	$57,610
† Including undistributed (dividends in excess of) net investment income of:	$1,093	$352	$1,086	$1,153	$1,554	$1,094	$184	$(35)
*	Reflects actual amount rounding to less than $1,000.

34	Allianz International/Sector Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Global Small-Cap		RCM Technology		RCM Wellness

	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment loss	$(636)	$(478)	$(9,051)	$(15,011)	$(820)	$(804)
Net realized gain on investments, options written, securities sold short and foreign currency transactions	4,218	12,740	83,397	217,994	9,646	20,401
Payments from Affiliates (see Note 8)	—	—	—	20	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	(9,090)	21,606	(211,387)	190,497	(10,452)	19,811
Net increase (decrease) resulting from investment operations	(5,508)	33,868	(137,041)	393,500	(1,626)	39,408

Dividends and Distributions to Shareholders from:
Net investment income
Class A	—	(55)	—	—	—	—
Class B	—	— *	—	—	—	—
Class C	—	— *	—	—	—	—
Class D	—	(69)	—	—	—	—
Class P	—	(2)	—	—	—	—
Institutional Class	—	(50)	—	—	—	—
Net realized capital gains
Class A	—	—	—	—	(1,722)	—
Class B	—	—	—	—	(248)	—
Class C	—	—	—	—	(746)	—
Class D	—	—	—	—	(9,400)	—
Total Dividends and Distributions to Shareholders	—	(176)	—	—	(12,116)	—

Fund Share Transactions:
Net proceeds from the sale of shares	21,728	33,348	240,406	550,140	21,206	23,275
Issued in reinvestment of dividends and distributions	—	148	—	—	11,514	—
Cost of shares redeemed	(31,781)	(42,549)	(408,454)	(596,008)	(42,931)	(31,993)
Net decrease from Fund share transactions	(10,053)	(9,053)	(168,048)	(45,868)	(10,211)	(8,718)
Total Increase (Decrease) in Net Assets	(15,561)	24,639	(305,089)	347,632	(23,953)	30,690

Net Assets:
Beginning of year	91,351	66,712	1,271,952	924,320	151,443	120,753
End of year†	$75,790	$91,351	$966,863	$1,271,952	$127,490	$151,443
† Including dividends in excess of net investment income of:	$(299)	$(128)	$(3,290)	$(873)	$(365)	$(13)
*	Reflects actual amount rounding to less than $1,000.

See accompanying Notes to Financial Statements	6.30.12	Allianz International/Sector Stock Funds Annual Report	35

Financial Highlights

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividend from Net Investment Income
AGIC Emerging Markets Opportunities:
Class A
6/30/2012	$28.17	$0.39	$(5.68)	$(5.29)	$(0.12)
6/30/2011	20.54	0.15	7.48	7.63	— (b)
6/30/2010	17.37	0.05	3.38	3.43	(0.26)
6/30/2009	29.98	0.47	(12.51)	(12.04)	(0.57)
6/30/2008	30.45	0.46	0.58	1.04	(0.04)
Class C
6/30/2012	$27.48	$0.20	$(5.53)	$(5.33)	$— (b)
6/30/2011	20.18	(0.02)	7.32	7.30	— (b)
6/30/2010	17.11	(0.11)	3.32	3.21	(0.14)
6/30/2009	29.57	0.30	(12.28)	(11.98)	(0.48)
6/30/2008	30.25	0.23	0.56	0.79	— (b)
Class D
6/30/2012	$28.63	$0.47	$(5.86)	$(5.39)	$(0.14)
6/30/2011	20.88	0.22	7.53	7.75	— (b)
6/30/2010	17.63	0.04	3.43	3.47	(0.22)
6/30/2009	29.95	0.50	(12.46)	(11.96)	(0.36)
6/30/2008	30.47	0.43	0.60	1.03	(0.07)
Class P
6/30/2012	$27.95	$0.40	$(5.60)	$(5.20)	$(0.32)
6/30/2011	20.36	0.25	7.39	7.64	(0.05)
6/30/2010	17.24	0.10	3.35	3.45	(0.33)
7/7/2008† - 6/30/2009	28.67	0.53	(11.13)	(10.60)	(0.83)
Institutional Class
6/30/2012	$28.30	$0.45	$(5.69)	$(5.24)	$(0.21)
6/30/2011	20.63	0.25	7.52	7.77	(0.10)
6/30/2010	17.41	0.21	3.33	3.54	(0.32)
6/30/2009	30.19	0.53	(12.61)	(12.08)	(0.70)
6/30/2008	30.56	0.49	0.65	1.14	(0.05)
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Payment from affiliates increased the end of year net asset value and the total return by less than $0.01 and 0.01%, respectively.
(e)	Redemption fees eliminated effective May 1, 2009.
(f)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

36	Allianz International/Sector Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(e)		Net Asset Value End of Period		Total Return (f)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(0.12)	$—		$22.76		(18.84)%	$40,076	1.67%	1.69%	1.62%	206%
—	— (b)	—		28.17	(d)	37.21 (d)	35,026	1.63	1.67	0.59	193
—	(0.26)	—	(c)	20.54		19.60	30,296	1.84	1.84	0.23	191
—	(0.57)	—	(c)	17.37		(39.66)	26,153	1.86	1.86	2.58	182
(1.50)	(1.54)	0.03		29.98		2.93	69,165	1.77	1.77	1.43	194

$—	$— (b)	$—		$22.15		(19.47)%	$24,985	2.42%	2.44%	0.85%	206%
—	— (b)	—		27.48	(d)	36.17 (d)	22,052	2.38	2.42	(0.09)	193
—	(0.14)	—	(c)	20.18		18.71	15,855	2.59	2.59	(0.51)	191
—	(0.48)	—	(c)	17.11		(40.10)	13,090	2.62	2.62	1.73	182
(1.50)	(1.50)	0.03		29.57		2.08	24,888	2.52	2.52	0.72	194

$—	$(0.14)	$—		$23.10		(18.87)%	$23,794	1.67%	1.69%	1.92%	206%
—	— (b)	—		28.63	(d)	37.20 (d)	12,853	1.63	1.67	0.81	193
—	(0.22)	—	(c)	20.88		19.57	4,458	1.84	1.84	0.19	191
—	(0.36)	—	(c)	17.63		(39.63)	7,964	1.85	1.85	2.52	182
(1.50)	(1.57)	0.02		29.95		2.86	66,283	1.77	1.77	1.31	194

$—	$(0.32)	$—		$22.43		(18.65)%	$3,598	1.42%	1.44%	1.71%	206%
—	(0.05)	—		27.95	(d)	37.57 (d)	1,165	1.38	1.42	0.97	193
—	(0.33)	—	(c)	20.36		19.91	477	1.58	1.58	0.49	191
—	(0.83)	—	(c)	17.24		(36.23)	665	1.46 *	1.46 *	3.26 *	182

$—	$(0.21)	$—		$22.85		(18.56)%	$87,237	1.32%	1.34%	1.88%	206%
—	(0.10)	—		28.30	(d)	37.24 (d)	78,090	1.27	1.32	0.98	193
—	(0.32)	—	(c)	20.63		20.26	63,195	1.33	1.56	1.00	191
—	(0.70)	—	(c)	17.41		(39.40)	18,152	1.47	1.47	2.89	182
(1.50)	(1.55)	0.04		30.19		3.26	62,336	1.37	1.37	1.51	194

See accompanying Notes to Financial Statements	6.30.12	Allianz International/Sector Stock Funds Annual Report	37

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AGIC International Managed Volatility:
Class A
6/30/2012	$14.72	$0.26	$(2.22)	$(1.96)	$(0.30)
6/30/2011	11.13	0.18	3.65	3.83	(0.24)
6/30/2010	11.15	0.17	0.14	0.31	(0.33)
6/30/2009	18.60	0.20	(7.27)	(7.07)	(0.38)
6/30/2008	26.08	0.28	(4.02)	(3.74)	(0.28)
Class C
6/30/2012	$14.56	$0.15	$(2.17)	$(2.02)	$(0.18)
6/30/2011	11.01	0.07	3.61	3.68	(0.13)
6/30/2010	11.03	0.07	0.15	0.22	(0.24)
6/30/2009	18.29	0.11	(7.14)	(7.03)	(0.23)
6/30/2008	25.75	0.13	(3.98)	(3.85)	(0.15)
Class D
6/30/2012	$14.66	$0.25	$(2.23)	$(1.98)	$(0.25)
6/30/2011	11.05	0.14	3.66	3.80	(0.19)
6/30/2010	11.08	0.16	0.16	0.32	(0.35)
6/30/2009	18.56	0.22	(7.28)	(7.06)	(0.42)
6/30/2008	26.05	0.31	(4.05)	(3.74)	(0.29)
Class R
6/30/2012	$14.53	$0.24	$(2.21)	$(1.97)	$(0.29)
6/30/2011	11.02	0.16	3.59	3.75	(0.24)
6/30/2010	11.08	0.16	0.13	0.29	(0.35)
6/30/2009	18.67	0.22	(7.35)	(7.13)	(0.46)
6/30/2008	26.25	0.29	(4.11)	(3.82)	(0.30)
Class P
6/30/2012	$14.59	$0.26	$(2.18)	$(1.92)	$(0.32)
6/30/2011	11.04	0.19	3.65	3.84	(0.29)
6/30/2010	11.09	0.20	0.16	0.36	(0.41)
7/7/2008† - 6/30/2009	18.21	0.52	(7.05)	(6.53)	(0.59)
Institutional Class
6/30/2012	$14.69	$0.32	$(2.24)	$(1.92)	$(0.36)
6/30/2011	11.12	0.21	3.66	3.87	(0.30)
6/30/2010	11.15	0.22	0.15	0.37	(0.40)
6/30/2009	18.80	0.29	(7.40)	(7.11)	(0.54)
6/30/2008	26.35	0.43	(4.12)	(3.69)	(0.40)
Administrative Class
6/30/2012	$15.33	$0.29	$(2.32)	$(2.03)	$(0.33)
6/30/2011	11.60	0.22	3.79	4.01	(0.28)
6/30/2010	11.62	0.21	0.14	0.35	(0.37)
6/30/2009	19.08	0.27	(7.50)	(7.23)	(0.23)
6/30/2008	26.34	0.28	(4.07)	(3.79)	(0.01)
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Redemption fees eliminated effective May 1, 2009.
(d)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

38	Allianz International/Sector Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(c)		Net Asset Value End of Period	Total Return (d)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—	$(0.30)	$—		$12.46	(13.15)%	$16,615	1.17%	1.28%	2.07%	170%
—	(0.24)	—		14.72	34.43	25,783	1.33	1.36	1.33	240
—	(0.33)	—	(b)	11.13	2.50	24,443	1.41	1.41	1.35	162
—	(0.38)	—	(b)	11.15	(37.92)	38,008	1.48	1.48	1.61	197
(3.46)	(3.74)	—	(b)	18.60	(16.09)	148,264	1.47	1.47	1.23	159

$—	$(0.18)	$—		$12.36	(13.78)%	$12,477	1.92%	2.03%	1.25%	170%
—	(0.13)	—		14.56	33.37	21,252	2.08	2.11	0.52	240
—	(0.24)	—	(b)	11.01	1.78	22,865	2.16	2.16	0.58	162
—	(0.23)	—	(b)	11.03	(38.39)	35,034	2.24	2.24	0.93	197
(3.46)	(3.61)	—	(b)	18.29	(16.74)	110,540	2.22	2.22	0.58	159

$—	$(0.25)	$—		$12.43	(13.38)%	$894	1.17%	1.28%	2.00%	170%
—	(0.19)	—		14.66	34.46	1,604	1.34	1.37	1.04	240
—	(0.35)	—	(b)	11.05	2.52	3,772	1.41	1.41	1.31	162
—	(0.42)	—	(b)	11.08	(37.94)	5,440	1.48	1.48	1.79	197
(3.46)	(3.75)	—	(b)	18.56	(16.12)	14,082	1.47	1.47	1.37	159

$—	$(0.29)	$—		$12.27	(13.39)%	$81	1.42%	1.53%	1.98%	170%
—	(0.24)	—		14.53	34.05	83	1.58	1.61	1.18	240
—	(0.35)	—	(b)	11.02	2.33	56	1.65	1.65	1.26	162
—	(0.46)	—	(b)	11.08	(38.09)	38	1.73	1.73	1.88	197
(3.46)	(3.76)	—	(b)	18.67	(16.32)	50	1.72	1.72	1.32	159

$—	$(0.32)	$—		$12.35	(13.00)%	$676	0.92%	1.03%	2.11%	170%
—	(0.29)	—		14.59	34.92	1,438	1.09	1.12	1.40	240
—	(0.41)	—	(b)	11.04	2.78	1,326	1.14	1.14	1.62	162
—	(0.59)	—	(b)	11.09	(35.70)	2,076	1.14 *	1.14 *	4.93 *	197

$—	$(0.36)	$—		$12.41	(12.89)%	$35,837	0.82%	0.93%	2.62%	170%
—	(0.30)	—		14.69	34.99	37,737	0.98	1.01	1.51	240
—	(0.40)	—	(b)	11.12	2.86	42,812	1.04	1.04	1.73	162
—	(0.54)	—	(b)	11.15	(37.67)	54,566	1.08	1.08	2.38	197
(3.46)	(3.86)	—	(b)	18.80	(15.75)	123,209	1.07	1.07	1.97	159

$—	$(0.33)	$—		$12.97	(13.09)%	$9	1.07%	1.18%	2.25%	170%
—	(0.28)	—		15.33	34.57	11	1.23	1.26	1.53	240
—	(0.37)	—	(b)	11.60	2.73	8	1.29	1.29	1.58	162
—	(0.23)	—	(b)	11.62	(37.85)	7	1.33	1.33	2.16	197
(3.46)	(3.47)	—	(b)	19.08	(16.02)	11	1.32	1.32	1.13	159

See accompanying Notes to Financial Statements	6.30.12	Allianz International/Sector Stock Funds Annual Report	39

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
NFJ International Value:
Class A
6/30/2012	$21.20	$0.46	$(2.43)	$(1.97)	$(0.43)
6/30/2011	16.97	0.43	4.21	4.64	(0.41)
6/30/2010	15.19	0.30	1.77	2.07	(0.29)
6/30/2009	24.81	0.39	(9.06)	(8.67)	(0.43)
6/30/2008	26.51	1.04	(0.88)	0.16	(0.82)
Class C
6/30/2012	$21.02	$0.31	$(2.39)	$(2.08)	$(0.29)
6/30/2011	16.83	0.27	4.18	4.45	(0.26)
6/30/2010	15.09	0.16	1.76	1.92	(0.18)
6/30/2009	24.69	0.27	(9.02)	(8.75)	(0.33)
6/30/2008	26.34	0.81	(0.85)	(0.04)	(0.57)
Class D
6/30/2012	$21.18	$0.49	$(2.45)	$(1.96)	$(0.44)
6/30/2011	16.95	0.43	4.21	4.64	(0.41)
6/30/2010	15.18	0.25	1.82	2.07	(0.30)
6/30/2009	24.80	0.40	(9.07)	(8.67)	(0.43)
6/30/2008	26.55	1.00	(0.84)	0.16	(0.87)
Class R
6/30/2012	$21.35	$0.49	$(2.51)	$(2.02)	$(0.44)
6/30/2011	17.11	0.44	4.19	4.63	(0.39)
11/2/2009† - 6/30/2010	17.89	0.31	(0.87)	(0.56)	(0.22)
Class P
6/30/2012	$21.31	$0.51	$(2.43)	$(1.92)	$(0.49)
6/30/2011	17.07	0.57	4.14	4.71	(0.47)
6/30/2010	15.32	0.37	1.77	2.14	(0.39)
7/7/2008† - 6/30/2009	24.02	0.85	(8.56)	(7.71)	(0.47)
Institutional Class
6/30/2012	$21.33	$0.55	$(2.45)	$(1.90)	$(0.51)
6/30/2011	17.08	0.52	4.21	4.73	(0.48)
6/30/2010	15.32	0.38	1.77	2.15	(0.39)
6/30/2009	24.99	0.48	(9.15)	(8.67)	(0.48)
6/30/2008	26.73	1.17	(0.91)	0.26	(0.96)
Administrative Class
6/30/2012	$21.32	$0.50	$(2.44)	$(1.94)	$(0.49)
6/30/2011	17.06	0.45	4.23	4.68	(0.42)
5/12/2010† - 6/30/2010	18.50	0.06	(1.31)	(1.25)	(0.19)
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Redemption fees eliminated effective May 1, 2009.
(d)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

40	Allianz International/Sector Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(c)		Net Asset Value End of Period	Total Return (d)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—	$(0.43)	$—		$18.80	(9.10)%	$686,507	1.23%	1.31%	2.42%	38%
—	(0.41)	—		21.20	27.48	837,409	1.21	1.31	2.12	48
—	(0.29)	—	(b)	16.97	13.53	652,504	1.35	1.35	1.64	35
(0.52)	(0.95)	—	(b)	15.19	(34.63)	500,695	1.45	1.45	2.47	59
(1.04)	(1.86)	—	(b)	24.81	0.29	798,257	1.44	1.44	3.96	23

$—	$(0.29)	$—		$18.65	(9.76)%	$183,126	1.98%	2.06%	1.66%	38%
—	(0.26)	—		21.02	26.53	238,689	1.96	2.06	1.35	48
—	(0.18)	—	(b)	16.83	12.64	200,149	2.10	2.10	0.88	35
(0.52)	(0.85)	—	(b)	15.09	(35.10)	164,246	2.20	2.20	1.71	59
(1.04)	(1.61)	—	(b)	24.69	(0.44)	321,056	2.19	2.19	3.11	23

$—	$(0.44)	$—		$18.78	(9.14)%	$105,295	1.23%	1.31%	2.57%	38%
—	(0.41)	—		21.18	27.52	95,223	1.21	1.31	2.13	48
—	(0.30)	—	(b)	16.95	13.53	68,374	1.36	1.37	1.40	35
(0.52)	(0.95)	—	(b)	15.18	(34.63)	101,451	1.45	1.45	2.50	59
(1.04)	(1.91)	—	(b)	24.80	0.32	141,563	1.44	1.44	3.81	23

$—	$(0.44)	$—		$18.89	(9.30)%	$8,886	1.48%	1.56%	2.58%	38%
—	(0.39)	—		21.35	27.20	1,482	1.46	1.56	2.10	48
—	(0.22)	—	(b)	17.11	(3.22)	224	1.52 *	1.55 *	2.62 *	35

$—	$(0.49)	$—		$18.90	(8.85)%	$366,717	0.98%	1.06%	2.67%	38%
—	(0.47)	—		21.31	27.81	390,799	0.96	1.06	2.75	48
—	(0.39)	—	(b)	17.07	13.76	102,442	1.08	1.08	2.04	35
(0.52)	(0.99)	—	(b)	15.32	(31.77)	53,466	1.12 *	1.12 *	5.86 *	59

$—	$(0.51)	$—		$18.92	(8.78)%	$887,388	0.88%	0.96%	2.88%	38%
—	(0.48)	—		21.33	27.88	646,022	0.86	0.96	2.56	48
—	(0.39)	—	(b)	17.08	13.90	383,171	0.98	0.99	2.06	35
(0.52)	(1.00)	—	(b)	15.32	(34.37)	247,345	1.05	1.05	3.03	59
(1.04)	(2.00)	—	(b)	24.99	0.70	211,340	1.04	1.04	4.43	23

$—	$(0.49)	$—		$18.89	(8.98)%	$4,080	1.13%	1.21%	2.63%	38%
—	(0.42)	—		21.32	27.61	12	1.11	1.21	2.21	48
—	(0.19)	—	(b)	17.06	(6.79)	9	1.18 *	1.24 *	2.46 *	35

See accompanying Notes to Financial Statements	6.30.12	Allianz International/Sector Stock Funds Annual Report	41

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
RCM Global Commodity Equity:
Class A
6/30/2012	$18.07	$0.06	$(3.48)	$(3.42)	$—
6/30/2011	12.48	(0.04)	5.63	5.59	—
6/30/2010	11.95	(0.09)	0.62	0.53	—
6/30/2009	25.96	(0.02)	(13.35)	(13.37)	(0.03)
6/30/2008	19.59	0.07	6.88	6.95	—
Class C
6/30/2012	$17.41	$(0.06)	$(3.34)	$(3.40)	$—
6/30/2011	12.12	(0.16)	5.45	5.29	—
6/30/2010	11.69	(0.19)	0.62	0.43	—
6/30/2009	25.51	(0.12)	(13.09)	(13.21)	— (c)
6/30/2008	19.39	(0.08)	6.79	6.71	—
Class D
6/30/2012	$18.06	$0.06	$(3.47)	$(3.41)	$—
6/30/2011	12.48	(0.04)	5.62	5.58	—
6/30/2010	11.94	(0.09)	0.63	0.54	—
6/30/2009	25.96	(0.02)	(13.35)	(13.37)	(0.04)
6/30/2008	19.59	0.11	6.85	6.96	—
Class P
6/30/2012	$18.25	$0.10	$(3.52)	$(3.42)	$—
6/30/2011	12.57	0.01	5.67	5.68	—
6/30/2010	12.01	(0.05)	0.61	0.56	—
7/7/2008† - 6/30/2009	23.99	0.08	(11.32)	(11.24)	(0.13)
Institutional Class
6/30/2012	$18.35	$0.12	$(3.54)	$(3.42)	$—
6/30/2011	12.62	0.03	5.70	5.73	—
6/30/2010	12.04	(0.03)	0.61	0.58	—
6/30/2009	26.23	0.04	(13.52)	(13.48)	(0.10)
6/30/2008	19.71	0.11	6.99	7.10	—
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Less than $(0.01) per share.
(d)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.47 and 4.44%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.11 and 3.59%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.
(g)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.56 and 4.66%, respectively.
(h)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.61 and 4.82%, respectively.
(i)	Redemption fees eliminated effective May 1, 2009.
(j)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

42	Allianz International/Sector Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(i)		Net Asset Value End of Period		Total Return (j)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	$—		$14.65		(18.93)%	$9,387	1.42%	0.38%	190%
—	—	—		18.07		44.79	15,584	1.41	(0.23)	130
—	—	—		12.48	(d)	4.44 (d)	12,147	1.43	(0.61)	165
(0.61)	(0.64)	—	(b)	11.95		(51.07)	11,395	1.47	(0.13)	158
(0.61)	(0.61)	0.03		25.96		36.07	29,504	1.46	0.32	75

$—	$—	$—		$14.01		(19.53)%	$5,678	2.17%	(0.38)%	190%
—	—	—		17.41		43.65	10,645	2.16	(0.97)	130
—	—	—		12.12	(e)	3.59 (e)	7,563	2.18	(1.37)	165
(0.61)	(0.61)	—	(b)	11.69		(51.37)	8,187	2.22	(0.87)	158
(0.61)	(0.61)	0.02		25.51		35.14	20,802	2.21	(0.36)	75

$—	$—	$—		$14.65		(18.88)%	$3,235	1.42%	0.37%	190%
—	—	—		18.06		44.71	5,747	1.41	(0.23)	130
—	—	—		12.48	(f)	4.44 (f)	5,037	1.43	(0.60)	165
(0.61)	(0.65)	—	(b)	11.94		(51.08)	6,093	1.47	(0.16)	158
(0.61)	(0.61)	0.02		25.96		36.07	9,905	1.47	0.47	75

$—	$—	$—		$14.83		(18.74)%	$594	1.17%	0.65%	190%
—	—	—		18.25		45.19	890	1.17	0.04	130
—	—	—		12.57	(g)	4.66 (g)	384	1.17	(0.35)	165
(0.61)	(0.74)	—	(b)	12.01		(46.30)	423	1.14 *	0.66 *	158

$—	$—	$—		$14.93		(18.64)%	$21,372	1.07%	0.78%	190%
—	—	—		18.35		45.40	24,744	1.07	0.15	130
—	—	—		12.62	(h)	4.82 (h)	10,235	1.07	(0.23)	165
(0.61)	(0.71)	—	(b)	12.04		(50.88)	8,352	1.07	0.31	158
(0.61)	(0.61)	0.03		26.23		36.62	10,707	1.07	0.49	75

See accompanying Notes to Financial Statements	6.30.12	Allianz International/Sector Stock Funds Annual Report	43

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
RCM Global Small-Cap:
Class A
6/30/2012	$29.26	$(0.18)	$(1.13)	$(1.31)	$—
6/30/2011	19.01	(0.11)	10.41	10.30	(0.05)
6/30/2010	15.81	(0.15)	3.35	3.20	—
6/30/2009	25.52	(0.08)	(9.63)	(9.71)	—
6/30/2008	34.78	(0.16)	(6.44)	(6.60)	—
Class B
6/30/2012	$27.34	$(0.38)	$(1.05)	$(1.43)	$—
6/30/2011	17.86	(0.27)	9.75	9.48	— (b)
6/30/2010	14.97	(0.29)	3.18	2.89	—
6/30/2009	24.34	(0.20)	(9.17)	(9.37)	—
6/30/2008	33.53	(0.38)	(6.15)	(6.53)	—
Class C
6/30/2012	$27.32	$(0.36)	$(1.06)	$(1.42)	$—
6/30/2011	17.85	(0.27)	9.74	9.47	— (b)
6/30/2010	14.96	(0.28)	3.17	2.89	—
6/30/2009	24.33	(0.20)	(9.17)	(9.37)	—
6/30/2008	33.52	(0.38)	(6.15)	(6.53)	—
Class D
6/30/2012	$29.23	$(0.18)	$(1.13)	$(1.31)	$—
6/30/2011	19.01	(0.11)	10.40	10.29	(0.07)
6/30/2010	15.81	(0.16)	3.36	3.20	—
6/30/2009	25.52	(0.08)	(9.63)	(9.71)	—
6/30/2008	34.78	(0.17)	(6.43)	(6.60)	—
Class P
6/30/2012	$30.42	$(0.12)	$(1.17)	$(1.29)	$—
6/30/2011	19.74	(0.04)	10.80	10.76	(0.08)
6/30/2010	16.37	(0.11)	3.48	3.37	—
7/7/2008† - 6/30/2009	25.27	0.06	(8.96)	(8.90)	—
Institutional Class
6/30/2012	$30.46	$(0.09)	$(1.17)	$(1.26)	$—
6/30/2011	19.76	(0.01)	10.81	10.80	(0.10)
6/30/2010	16.37	(0.09)	3.48	3.39	—
6/30/2009	26.32	— (b)	(9.95)	(9.95)	—
6/30/2008	35.64	(0.03)	(6.63)	(6.66)	—
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Redemption fees eliminated effective May 1, 2009.
(e)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

44	Allianz International/Sector Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains		Total Dividends and Distributions	Fund Redemption Fees (a)(d)		Net Asset Value End of Period	Total Return (e)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$—	$—		$27.95	(4.48)%	$27,103	1.59%	1.64%	(0.70)%	80%
—		(0.05)	—		29.26	54.21	31,511	1.59	1.71	(0.43)	116
—		—	—	(c)	19.01	20.24	23,236	1.68	1.73	(0.77)	166
—	(b)	—	—	(c)	15.81	(38.07)	21,515	1.77	1.79	(0.47)	124
(2.66)		(2.66)	—	(c)	25.52	(20.20)	63,178	1.77	1.77	(0.53)	100

$—		$—	$—		$25.91	(5.23)%	$3,145	2.34%	2.39%	(1.53)%	80%
—		— (b)	—		27.34	53.08	8,047	2.34	2.46	(1.18)	116
—		—	—	(c)	17.86	19.30	8,108	2.43	2.48	(1.57)	166
—	(b)	—	—	(c)	14.97	(38.52)	11,064	2.52	2.54	(1.22)	124
(2.66)		(2.66)	—	(c)	24.34	(20.77)	31,948	2.52	2.52	(1.29)	100

$—		$—	$—		$25.90	(5.20)%	$11,898	2.34%	2.39%	(1.46)%	80%
—		— (b)	—		27.32	53.05	15,205	2.34	2.46	(1.17)	116
—		—	—	(c)	17.85	19.32	10,860	2.43	2.48	(1.54)	166
—	(b)	—	—	(c)	14.96	(38.51)	11,267	2.52	2.54	(1.22)	124
(2.66)		(2.66)	—	(c)	24.33	(20.79)	34,014	2.52	2.52	(1.28)	100

$—		$—	$—		$27.92	(4.48)%	$18,409	1.59%	1.64%	(0.69)%	80%
—		(0.07)	—		29.23	54.21	19,567	1.59	1.71	(0.44)	116
—		—	—	(c)	19.01	20.24	13,231	1.68	1.73	(0.79)	166
—	(b)	—	—	(c)	15.81	(38.07)	14,257	1.77	1.79	(0.45)	124
(2.66)		(2.66)	—	(c)	25.52	(20.20)	38,282	1.77	1.77	(0.55)	100

$—		$—	$—		$29.13	(4.24)%	$1,339	1.34%	1.39%	(0.45)%	80%
—		(0.08)	—		30.42	54.55	1,538	1.34	1.46	(0.15)	116
—		—	—	(c)	19.74	20.59	521	1.42	1.47	(0.55)	166
—	(b)	—	—	(c)	16.37	(35.22)	759	1.39 *	1.43 *	0.36 *	124

$—		$—	$—		$29.20	(4.14)%	$13,896	1.24%	1.29%	(0.33)%	80%
—		(0.10)	—		30.46	54.69	15,483	1.24	1.36	(0.06)	116
—		—	—	(c)	19.76	20.71	10,756	1.32	1.37	(0.42)	166
—	(b)	—	—	(c)	16.37	(37.80)	10,743	1.36	1.38	(0.01)	124
(2.66)		(2.66)	—	(c)	26.32	(19.90)	22,549	1.37	1.37	(0.10)	100

See accompanying Notes to Financial Statements	6.30.12	Allianz International/Sector Stock Funds Annual Report	45

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
RCM Technology:
Class A
6/30/2012	$50.94	$(0.42)	$(4.86)	$(5.28)	$—
6/30/2011	35.09	(0.61)	16.46	15.85	—
6/30/2010	28.95	(0.43)	6.57	6.14	—
6/30/2009	42.11	(0.13)	(10.27)	(10.40)	(2.76)
6/30/2008	45.29	(0.30)	(1.00)	(1.30)	(1.89)
Class B
6/30/2012	$47.03	$(0.70)	$(4.49)	$(5.19)	$—
6/30/2011	32.65	(0.87)	15.25	14.38	—
6/30/2010	27.13	(0.65)	6.17	5.52	—
6/30/2009	40.04	(0.34)	(9.81)	(10.15)	(2.76)
6/30/2008	43.47	(0.64)	(0.91)	(1.55)	(1.89)
Class C
6/30/2012	$47.01	$(0.70)	$(4.48)	$(5.18)	$—
6/30/2011	32.63	(0.89)	15.27	14.38	—
6/30/2010	27.12	(0.65)	6.16	5.51	—
6/30/2009	40.02	(0.33)	(9.81)	(10.14)	(2.76)
6/30/2008	43.45	(0.63)	(0.92)	(1.55)	(1.89)
Class D
6/30/2012	$50.38	$(0.42)	$(4.80)	$(5.22)	$—
6/30/2011	34.71	(0.60)	16.27	15.67	—
6/30/2010	28.63	(0.44)	6.52	6.08	—
6/30/2009	41.69	(0.13)	(10.17)	(10.30)	(2.76)
6/30/2008	44.86	(0.30)	(0.99)	(1.29)	(1.89)
Class P
6/30/2012	$52.83	$(0.31)	$(5.04)	$(5.35)	$—
6/30/2011	36.32	(0.51)	17.02	16.51	—
6/30/2010	29.89	(0.40)	6.83	6.43	—
7/7/2008† - 6/30/2009	42.41	0.02	(9.78)	(9.76)	(2.76)
Institutional Class
6/30/2012	$53.01	$(0.27)	$(5.06)	$(5.33)	$—
6/30/2011	36.39	(0.47)	17.09	16.62	—
6/30/2010	29.91	(0.33)	6.81	6.48	—
6/30/2009	43.18	(0.02)	(10.49)	(10.51)	(2.76)
6/30/2008	46.22	(0.12)	(1.04)	(1.16)	(1.89)
Administrative Class
6/30/2012	$52.13	$(0.38)	$(4.98)	$(5.36)	$—
6/30/2011	35.88	(0.58)	16.83	16.25	—
6/30/2010	29.56	(0.41)	6.73	6.32	—
6/30/2009	42.83	(0.09)	(10.42)	(10.51)	(2.76)
6/30/2008	45.97	(0.24)	(1.02)	(1.26)	(1.89)
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of period net asset value and the total return by less than $0.01 and 0.01%, respectively.
(d)	Redemption fees eliminated effective May 1, 2009.
(e)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

46	Allianz International/Sector Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(d)		Net Asset Value End of Period		Total Return (e)		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$45.66		(10.37)%		$258,603	1.58%	(0.91)%	176%
—		50.94	(c)	45.17	(c)	358,971	1.60	(1.31)	171
—	(b)	35.09	(c)	21.17	(c)	265,428	1.65	(1.26)	199
—	(b)	28.95	(c)	(22.63	)(c)	297,181	1.66	(0.47)	251
0.01		42.11		(3.58)		436,692	1.65	(0.65)	269

$—		$41.84		(11.04)%		$4,824	2.33%	(1.66)%	176%
—		47.03	(c)	44.04	(c)	11,686	2.35	(2.07)	171
—	(b)	32.65	(c)	20.27	(c)	13,773	2.40	(2.02)	199
—	(b)	27.13	(c)	(23.19	)(c)	16,529	2.41	(1.23)	251
0.01		40.04		(4.32)		33,229	2.40	(1.42)	269

$—		$41.83		(11.02)%		$108,200	2.33%	(1.66)%	176%
—		47.01	(c)	44.07	(c)	140,676	2.35	(2.07)	171
—	(b)	32.63	(c)	20.28	(c)	106,113	2.40	(2.02)	199
—	(b)	27.12	(c)	(23.20	)(c)	99,134	2.41	(1.22)	251
0.01		40.02		(4.32)		155,023	2.40	(1.41)	269

$—		$45.16		(10.36)%		$132,654	1.58%	(0.92)%	176%
—		50.38	(c)	45.15	(c)	186,348	1.60	(1.32)	171
—	(b)	34.71	(c)	21.20	(c)	150,734	1.65	(1.27)	199
—	(b)	28.63	(c)	(22.64	)(c)	140,496	1.66	(0.46)	251
0.01		41.69		(3.59)		211,829	1.65	(0.66)	269

$—		$47.48		(10.13)%		$36,159	1.33%	(0.66)%	176%
—		52.83	(c)	45.46	(c)	59,233	1.35	(1.02)	171
—	(b)	36.32	(c)	21.48	(c)	16,111	1.38	(1.09)	199
—	(b)	29.89	(c)	(21.00	)(c)	2,409	1.30 *	0.05 *	251

$—		$47.68		(10.05)%		$377,526	1.23%	(0.56)%	176%
—		53.01	(c)	45.67	(c)	443,233	1.25	(0.97)	171
—	(b)	36.39	(c)	21.63	(c)	331,567	1.28	(0.92)	199
—	(b)	29.91	(c)	(22.32	)(c)	302,275	1.26	(0.07)	251
0.01		43.18		(3.20)		408,183	1.25	(0.25)	269

$—		$46.77		(10.28)%		$48,897	1.48%	(0.81)%	176%
—		52.13	(c)	45.29	(c)	71,805	1.50	(1.21)	171
—	(b)	35.88	(c)	21.34	(c)	40,594	1.54	(1.17)	199
—	(b)	29.56	(c)	(22.52	)(c)	30,526	1.51	(0.31)	251
0.01		42.83		(3.42)		36,377	1.50	(0.50)	269

See accompanying Notes to Financial Statements	6.30.12	Allianz International/Sector Stock Funds Annual Report	47

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
RCM Wellness:
Class A
6/30/2012	$30.52	$(0.16)	$0.21	$0.05	$(2.72)
6/30/2011	22.58	(0.14)	8.08	7.94	—
6/30/2010	18.58	(0.13)	4.13	4.00	—
6/30/2009	22.14	(0.08)	(3.48)	(3.56)	—
6/30/2008	23.82	(0.19)	(1.49)	(1.68)	—
Class B
6/30/2012	$28.42	$(0.34)	$0.14	$(0.20)	$(2.72)
6/30/2011	21.18	(0.32)	7.56	7.24	—
6/30/2010	17.56	(0.29)	3.91	3.62	—
6/30/2009	21.09	(0.21)	(3.32)	(3.53)	—
6/30/2008	22.86	(0.35)	(1.42)	(1.77)	—
Class C
6/30/2012	$28.43	$(0.33)	$0.14	$(0.19)	$(2.72)
6/30/2011	21.19	(0.32)	7.56	7.24	—
6/30/2010	17.57	(0.29)	3.91	3.62	—
6/30/2009	21.10	(0.21)	(3.32)	(3.53)	—
6/30/2008	22.87	(0.35)	(1.42)	(1.77)	—
Class D
6/30/2012	$30.52	$(0.16)	$0.20	$0.04	$(2.72)
6/30/2011	22.57	(0.14)	8.09	7.95	—
6/30/2010	18.57	(0.13)	4.13	4.00	—
6/30/2009	22.14	(0.08)	(3.49)	(3.57)	—
6/30/2008	23.82	(0.19)	(1.49)	(1.68)	—
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Redemption fees eliminated effective May 1, 2009.
(d)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

48	Allianz International/Sector Stock Funds Annual Report	6.30.12	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(c)		Net Asset Value End of Period	Total Return (d)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—		$27.85	1.60%	$18,883	1.46%	1.46%	(0.58)%	95%
—		30.52	35.16	22,727	1.46	1.46	(0.52)	127
—		22.58	21.47	13,684	1.48	1.48	(0.57)	136
—	(b)	18.58	(16.08)	11,635	1.51	1.52	(0.44)	365
—	(b)	22.14	(7.05)	9,241	1.52	1.52	(0.81)	171

$—		$25.50	0.79%	$1,450	2.21%	2.21%	(1.37)%	95%
—		28.42	34.18	3,446	2.21	2.21	(1.33)	127
—		21.18	20.56	4,254	2.23	2.23	(1.35)	136
—	(b)	17.56	(16.74)	5,229	2.26	2.28	(1.19)	365
—	(b)	21.09	(7.74)	4,705	2.27	2.27	(1.56)	171

$—		$25.52	0.83%	$7,326	2.21%	2.21%	(1.34)%	95%
—		28.43	34.17	8,478	2.21	2.21	(1.30)	127
—		21.19	20.55	7,141	2.23	2.23	(1.34)	136
—	(b)	17.57	(16.73)	7,528	2.25	2.26	(1.19)	365
—	(b)	21.10	(7.74)	4,895	2.27	2.27	(1.56)	171

$—		$27.84	1.57%	$99,831	1.46%	1.46%	(0.59)%	95%
—		30.52	35.22	116,792	1.46	1.46	(0.55)	127
—		22.57	21.54	95,674	1.48	1.48	(0.58)	136
—	(b)	18.57	(16.12)	88,411	1.51	1.52	(0.45)	365
—	(b)	22.14	(7.05)	50,134	1.52	1.52	(0.81)	171

See accompanying Notes to Financial Statements	6.30.12	Allianz International/Sector Stock Funds Annual Report	49

Notes to Financial Statements

June 30, 2012

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of nineteen separate investment funds (each a “Fund” or collectively, the “Funds”). Allianz Global Investors Fund Management LLC (the “Investment Adviser” or “AGIFM”) serves as the Funds’ investment adviser and is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”), formerly Allianz Global Investors of America L.P. prior to December 31, 2011. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to eight classes of shares to new and existing investors: A, C, D, R, P, Institutional, Administrative and Institutional II, which is only offered by the Allianz Global Investors Money Market Fund and available to limited purchasers. Effective November 1, 2009, Class B shares are no longer available for purchase, except through exchanges and dividend reinvestments. These financial statements pertain to seven of the Funds offered by the Trust.

The investment objective of AGIC Emerging Markets Opportunities and AGIC International Managed Volatility is to seek maximum long-term capital appreciation. The investment objective of RCM Global Commodity Equity, RCM Global Small-Cap, RCM Technology and RCM Wellness is to seek long-term capital appreciation. The investment objective of NFJ International Value is to seek long-term growth of capital and income.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures About Offsetting Assets and Liabilities,” which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds’ management is evaluating the effect that the guidance may have on their financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures approved by the Board of Trustees, or persons acting at their discretion pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to each Fund’s financial statements. The NAV of each share class of a Fund is normally determined at the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to each Fund’s financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

50	Allianz International/Sector Stock Funds Annual Report	6.30.12

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized multi-dimensional relational pricing models and the estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at June 30, 2012 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Note 5(a) for more detailed information on Investments in Securities) (amounts in thousands):

AGIC Emerging Markets Opportunities:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/12

Investments in Securities – Assets
Common Stock:
Brazil	$27,908	—	—	$27,908
Colombia	4,078	—	—	4,078
Korea (Republic of)	1,035	$28,896	—	29,931
Mexico	5,209	—	—	5,209
Peru	820	—	—	820
Russian Federation	6,364	1,331	$849	8,544
Taiwan	4,677	15,898	—	20,575
All Other	—	75,856	—	75,856
Preferred Stock:
Russian Federation	—	—	1,887	1,887
Warrants	15	—	—	15
Repurchase Agreements	—	3,996	—	3,996
Total Investments	$50,106	$125,977	$2,736	$178,819

AGIC International Managed Volatility:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/12

Investments in Securities – Assets
Common Stock	—	$65,411	—	$65,411
Repurchase Agreements	—	1,059	—	1,059
Total Investments	—	$66,470	—	$66,470

6.30.12	Allianz International/Sector Stock Funds Annual Report	51

Notes to Financial Statements  (Cont.)

June 30, 2012

NFJ International Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/12

Investments in Securities – Assets
Common Stock:
China	$19,905	$29,323	—	$49,228
France	42,782	72,280	—	115,062
Germany	—	45,265	—	45,265
Hong Kong	—	20,636	—	20,636
Israel	25,462	18,719	—	44,181
Japan	157,833	237,352	—	395,185
Netherlands	—	85,025	—	85,025
Norway	38,758	21,002	—	59,760
United Kingdom	352,152	35,496	—	387,648
All Other	935,167	—	—	935,167
Repurchase Agreements	—	91,784	—	91,784
Total Investments	$1,572,059	$656,882	—	$2,228,941

RCM Global Commodity Equity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/12

Investments in Securities – Assets
Common Stock:
Austria	—	$571	—	$571
China	—	1,332	—	1,332
France	—	1,228	—	1,228
Germany	—	410	—	410
Japan	—	1,457	—	1,457
Malaysia	—	395	—	395
Norway	—	484	—	484
Russian Federation	—	312	—	312
Singapore	—	1,362	—	1,362
United Kingdom	—	2,354	—	2,354
All Other	$28,830	—	—	28,830
Repurchase Agreements	—	1,818	—	1,818
Total Investments in Securities	$28,830	$11,723	—	$40,553

RCM Global Small-Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/12

Investments in Securities – Assets
Common Stock:
Austria	—	$1,012	—	$1,012
China	$181	1,305	—	1,486
Denmark	—	615	—	615
France	—	789	—	789
Germany	—	2,201	—	2,201
Hong Kong	207	532	—	739
Indonesia	—	534	—	534
Ireland	—	474	—	474
Italy	—	431	—	431
Japan	—	6,870	—	6,870
Korea (Republic of)	—	974	—	974
Netherlands	—	1,012	—	1,012
Norway	—	1,458	—	1,458
Philippines	—	458	—	458
Sweden	—	2,252	—	2,252
Switzerland	812	1,109	—	1,921
Taiwan	—	587	—	587
United Kingdom	—	3,255	—	3,255
All Other	47,468	—	—	47,468
Repurchase Agreements	—	1,363	—	1,363
Total Investments	$48,668	$27,231	—	$75,899

52	Allianz International/Sector Stock Funds Annual Report	6.30.12

RCM Technology:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/12

Investments in Securities – Assets
Common Stock:
Chemicals	$16,949	$7	—	$16,956
Computers & Peripherals	154,652	4,138	—	158,790
Electronic Equipment, Instruments & Components	—	15,646	—	15,646
Internet Software & Services	83,787	3	—	83,790
IT Services	52,622	23	—	52,645
Machinery	—	16	—	16
Semiconductors & Semiconductor Equipment	82,237	38,742	—	120,979
All Other	424,039	—	—	424,039
Exchange-Traded Funds	5	—	—	5
Repurchase Agreements	—	80,530	—	80,530
Options Purchased:
Market Price	10,763	—	—	10,763
Total Investments in Securities – Assets	$825,054	$139,105	—	$964,159

Investments in Securities – Liabilities
Options Written, at value:
Market Price	$(15,009)	$(7)	—	$(15,016)
Securities Sold Short, at value:
Common Stock:
Electrical Equipment	—	(76)	—	(76)
Internet Software & Services	(27,755)	(4,545)	—	(32,300)
All Other	(47,907)	—	—	(47,907)
Exchange-Traded Funds	(26,481)	—	—	(26,481)
Total Investments in Securities – Liabilities	$(117,152)	$(4,628)	—	$(121,780)
Total Investments	$707,902	$134,477	—	$842,379

RCM Wellness:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/12

Investments in Securities – Assets
Common Stock:
Biotechnology	$13,246	$1,824	—	$15,070
Health Care Equipment & Supplies	16,909	1,576	—	18,485
Health Care Providers & Services	18,570	4,405	—	22,975
Pharmaceuticals	21,404	8,956	—	30,360
Specialty Retail	4,250	1,339	—	5,589
Textiles, Apparel & Luxury Goods	2,068	1,476	—	3,544
All Other	24,604	—	—	24,604
Warrants	—	—	$184	184
Repurchase Agreements	—	8,604	—	8,604
Total Investments	$101,051	$28,180	$184	$129,415

There were no significant transfers between Levels 1 and 2 during the year ended June 30, 2012 for any Fund in the Trust.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended June 30, 2012, was as follows (amounts in thousands):

AGIC Emerging Markets Opportunities:

	Beginning Balance 6/30/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/12

Investments in Securities – Assets
Common Stock:
Russian Federation	$2,760	$612	$(1,863)	—	$(232)	$(428)	—	—	$849
Preferred Stock:
Russian Federation	—	1,881	(3)	—	—	9	—	—	1,887
Total Investments	$2,760	$2,493	$(1,866)	—	$(232)	$(419)	—	—	$2,736

6.30.12	Allianz International/Sector Stock Funds Annual Report	53

Notes to Financial Statements  (Cont.)

June 30, 2012

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at June 30, 2012 was $(288). Net realized gain (loss) and net change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

RCM Global Small-Cap:

	Beginning Balance 6/30/11		Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation		Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/12

Investments in Securities – Assets
Common Stock:
China	—(a	)	—	—	—	$(723	)(b)	$723(b	)	—	—	—

(a)	Security is fair valued at $0.
(b)	Security deemed worthless and removed from RCM Global Small-Cap’s Schedule of Investments.

RCM Technology:

	Beginning Balance 6/30/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation		Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/12

Investments in Securities – Assets
Common Stock:
Software	$3,124	—	$(606)	—	$(32,411)	$29,893		—	—	—

Investments in Securities – Liabilities
Option Written, at value:
Market Price	(106)	—	—	—	1,816 (a)	(1,710	)(a)	—	—	—
Total Investments	$3,018	—	$(606)	—	$(30,595)	$28,183		—	—	—

(a)	Options written contracts expired.

RCM Wellness:

	Beginning Balance 6/30/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/12

Investments in Securities – Assets
Warrants	$247	—	—	—	—	$(63)	—	—	$184

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at June 30, 2012 was $(63).

Net realized gain (loss) and net change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis.

Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subjected to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at June 30, 2012. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

54	Allianz International/Sector Stock Funds Annual Report	6.30.12

(e) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any (except with respect to NFJ International Value Fund), are declared and distributed to shareholders annually. Dividends from net investment income, if any, for NFJ International Value, are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed annually.

The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include distribution, servicing and administration fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Foreign Withholding Taxes on Dividends.  Dividend income reflected on the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Actual foreign taxes withheld were: AGIC Emerging Markets Opportunities—$423,856, AGIC International Managed Volatility—$151,670, NFJ International Value—$6,028,835, RCM Global Commodity Equity—$55,992, RCM Global Small-Cap—$67,205, RCM Technology—$274,635 and RCM Wellness—$52,964.

(i) Repurchase Agreements.  The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(j) Securities Sold Short.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When the Funds engage in a short sale, they must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if the Funds hold in their portfolio or have the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(k) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are

6.30.12	Allianz International/Sector Stock Funds Annual Report	55

Notes to Financial Statements  (Cont.)

June 30, 2012

also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-advisers, NFJ Investment Group LLC (“NFJ”), Allianz Global Investors Capital LLC (“AGI Capital”) and RCM Capital Management LLC (“RCM”) (collectively the “Sub-Advisers”), each an affiliate of AGIFM, seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds may be exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employs leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds or underlying funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market price risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. There were no open forward foreign currency contracts at June 30, 2012.

Options Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option includes the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty

56	Allianz International/Sector Stock Funds Annual Report	6.30.12

not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of put options is decreased by the premiums paid.

The Funds write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

The following is a summary of the fair valuations of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at June 30, 2012 (amounts in thousands):

RCM Technology:

Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$10,763
Liability derivatives:
Options written, at value	$(15,016)

The effect of derivatives on the Statements of Operations for the year ended June 30, 2012 (amounts in thousands):

RCM Global Commodity Equity:

Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(4)

RCM Global Small-Cap:

Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$6

RCM Technology:

Location	Market Price
Net realized gain on:
Investments (options purchased)	$7,938
Options written	3,682
Total net realized gain	$11,620
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(39,767)
Options written	(24,406)
Total net change in unrealized appreciation/depreciation	$(64,173)

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended June 30, 2012:

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts Sold(2)
RCM Global Commodity Equity	—	—	$25,636
RCM Technology	93,224	158,932	—

(1)	Number of contracts
(2)	U.S. $ value on origination date

4.	INVESTMENT ADVISER/ADMINISTRATOR/DISTRIBUTOR FEES & EXPENSES

Investment Advisory Fee.  AGIFM serves as investment adviser to the Funds, pursuant to an investment advisory contract. AGIFM receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

The Sub-Advisers, under the supervision of AGIFM, direct the investments of each Fund’s assets. The advisory fees received by AGIFM are paid all or in part to the Sub-Advisers in accordance with the portfolio management agreements.

Administration Fee.  AGIFM provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as noted in the following table:

	All Classes			Class A, B, C, D and R (1)(2)			Class P (1)			Inst’l Class (1)			Admin. Class (1)

	Investment Advisory Fee	Effective Advisory Fee		Adminis tration Fee	Effective Adminis tration Fee		Adminis tration Fee	Effective Adminis tration Fee		Adminis tration Fee	Effective Adminis tration Fee		Adminis tration Fee	Effective Adminis tration Fee
AGIC Emerging Markets Opportunities	0.90%	0.88	%(3)	0.50%	0.50%		0.50%	0.50%		0.40%	0.40	%(4)	N/A	N/A
AGIC International Managed Volatility	0.40	0.49	(5)	0.50	0.42	(6)	0.50	0.42	(6)	0.40	0.32	(6)	0.40%	0.32	%(6)

6.30.12	Allianz International/Sector Stock Funds Annual Report	57

Notes to Financial Statements  (Cont.)

June 30, 2012

	All Classes		Class A, B, C, D and R (1)(2)			Class P (1)			Inst’l Class (1)			Admin. Class (1)

	Investment Advisory Fee	Effective Advisory Fee	Adminis tration Fee	Effective Adminis tration Fee		Adminis tration Fee	Effective Adminis tration Fee		Adminis tration Fee	Effective Adminis tration Fee		Adminis tration Fee	Effective Adminis tration Fee
NFJ International Value	0.60%	0.60%	0.50%	0.37	%(8)	0.50%	0.37	%(8)	0.40%	0.27	%(8)	0.40%	0.27	%(8)
RCM Global Commodity Equity	0.70	0.70	0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A
RCM Global Small-Cap	0.90	0.88(7)	0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A
RCM Technology	0.90	0.90	0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30
RCM Wellness	0.80	0.80	0.40	0.40		N/A	N/A		N/A	N/A		N/A	N/A

(1)	Administration Fees for all share classes of AGIC Emerging Markets Opportunities, AGIC International Managed Volatility and NFJ International Value shall be reduced according to the following schedule: 0.025% per annum on net assets in excess of $250 million, an additional 0.025% per annum on net assets in excess of $500 million, an additional 0.025% per annum on net assets in excess of $1 billion, an additional 0.025% per annum on net assets in excess of $2.5 billion, an additional 0.025% per annum on net assets in excess of $5 billion and an additional 0.025% per annum on net assets in excess of $7.5 billion. Administration Fees for each class of RCM Global Commodity Equity and RCM Global Small-Cap shall be reduced according to the following schedule: 0.025% per annum on net assets in excess of $500 million, an additional 0.025% per annum on net assets in excess of $1 billion, an additional 0.025% per annum on net assets in excess of $2.5 billion, an additional 0.025% per annum on net assets in excess of $5 billion and an additional 0.025% per annum on net assets in excess of $7.5 billion. Administration Fees for all share classes of RCM Technology and RCM Wellness Funds shall be reduced according to the following schedule: 0.025% per annum on net assets in excess of $1 billion, an additional 0.025% per annum on net assets in excess of $2.5 billion, an additional 0.025% per annum on net assets in excess of $5 billion and an additional 0.025% per annum on net assets in excess of $7.5 billion.
(2)	Prior to July 1, 2011, the Administration Agreement included a plan adopted in conformity with Rule 12b-1 which provided for the payment of an additional 0.25% for Class D shares. Therefore, the Administration Fee rate for Class D shares of each Fund was 0.25% greater than the fee set forth above. As of July 1, 2011, such additional amount is paid by Class D shares pursuant to a separate Rule 12b-1 Plan and not under the Administration Agreement.
(3)	From November 1, 2010 through October 31, 2011, the Investment Advisory Fee was subject to a voluntary irrevocable waiver that reduced the 0.90% contractual fee rate by 0.05% to 0.85%.
(4)	From April 1, 2011 through June 30, 2012, the Administrator contractually agreed an irrevocable waiver of a portion of Administration Fees paid by the Institutional Class shares such that annual fund operating expenses would not exceed 1.35% of the Fund’s average daily net assets attributable to the Institutional Class shares of the Fund.
(5)	From November 1, 2010 through October 31, 2011, the Investment Advisory Fee was subject to a voluntary irrevocable fee waiver that reduced the 0.60% contractual fee rate by 0.05% to 0.55%. Effective February 1, 2012, the Investment Advisory Fee was contractually reduced to 0.40%.
(6)	Effective February 1, 2012 through January 31, 2013, the Administration Fee rate is subject to a voluntary irrevocable fee waiver that reduces the contractual fee rate by 0.20%.
(7)	From November 1, 2010 through October 31, 2011, the Investment Advisory Fee was subject to a voluntary irrevocable fee waiver that reduced the 1.00% contractual fee rate by 0.15% to 0.85%. Effective November 1, 2011, the Investment Advisory Fee was contractually reduced to 0.90%.
(8)	From June 7, 2010 through October 31, 2011, the Administrator agreed to a voluntary 0.10% waiver of Administration Fees paid by all share classes. From November 1, 2011, through October 31, 2012 the Administrator agreed to a voluntary 0.075% waiver of its Administration Fees paid by all share classes.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AGIFM, serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal period with no unreimbursed cost to be carried forward as of June 30, 2012.

Pursuant to separate Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Distributor receives (i) in connection with the distribution of B, C, D and R class shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to A, B, C, D and R class shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2012, the Distributor received $140,993 representing commissions (sales charges) and CDSC.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money,

58	Allianz International/Sector Stock Funds Annual Report	6.30.12

including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

5.	INVESTMENTS IN SECURITIES

For the year ended June 30, 2012, purchases and sales of investments, other than short-term securities were (amounts in thousands):

	Purchases	Sales
AGIC Emerging Markets Opportunities	$241,618	$267,261
AGIC International Managed Volatility	114,821	122,332
NFJ International Value	945,695	725,542
RCM Global Commodity Equity	85,247	93,535
RCM Global Small-Cap	62,683	73,308
RCM Technology*	1,675,800	1,839,236
RCM Wellness	118,486	143,139

*	Securities sold short of $372,635; covers on securities sold short of $339,081.

(a) Transactions in options written were (amounts in thousands for premiums):

	RCM Technology
	Contracts	Premiums
Options outstanding, June 30, 2011	294,676	$84,375
Options written	370,387	80,585
Options terminated in closing transactions	(329,826)	(84,938)
Options exercised	(4,574)	(1,072)
Options expired	(205,486)	(52,789)
Options outstanding, June 30, 2012	125,177	$26,161

6.	INCOME TAX INFORMATION

For the year ended June 30, 2012 the tax character of dividends paid by the Funds was (amounts in thousands):

	Year Ended June 30, 2012		Year Ended June 30, 2011
	Ordinary Income Distributions(1)	15% Long-term Capital Gain Distributions	Ordinary Income Distributions(1)	15% Long-term Capital Gain Distributions
AGIC Emerging Markets Opportunities	$735	$—	$288	$—
AGIC International Managed Volatility	1,548	—	1,833	—
NFJ International Value	48,301	—	40,094	—
RCM Global Commodity Equity	—	—	—	—
RCM Global Small-Cap	—	—	176	—
RCM Technology	—	—	—	—
RCM Wellness	—	12,116	—	—

(1)	Includes short-term capital gains, if any.

At June 30, 2012, the components of distributable earnings was (amounts in thousands):

					Post-October Capital Loss(4)
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry forwards(2)	Late Year Ordinary Loss(3)	Short-Term	Long-Term
AGIC Emerging Markets Opportunities	$1,270	$—	$70,632	—	$6,380	$—
AGIC International Managed Volatility	1,162	—	191,605	—	2,791	—
NFJ International Value	1,692	—	445,679	—	29,842	3,940
RCM Global Commodity Equity	188	—	8,665	—	2,079	263
RCM Global Small-Cap	—	—	35,333	123	—	—
RCM Technology	—	49,958	—	3,164	—	—
RCM Wellness	—	7,545	15,467	352	—	—

(2)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

6.30.12	Allianz International/Sector Stock Funds Annual Report	59

Notes to Financial Statements  (Cont.)

June 30, 2012

(3)	Certain specified losses realized during the period November 1, 2011 through June 30, 2012, and/or other ordinary losses realized during the period January 1, 2012 through June 30, 2012, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(4)	Capital losses realized during the period November 1, 2011 through June 30, 2012, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in preenactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term capital losses.

At June 30, 2012 the Funds had capital loss carry forwards expiring in the following years was (amounts in thousands):

					No Expiration(5)
	2017		2018		Short-Term	Long-Term
AGIC Emerging Markets Opportunities	$54,050	*†	$16,583		$—	$—
AGIC International Managed Volatility	139,076		50,253		2,276	—
NFJ International Value	—		421,058		24,359	262
RCM Global Commodity Equity	2,018		6,647		—	—
RCM Global Small-Cap	17,773		17,560		—	—
RCM Wellness	10,311	*	5,156	*	—	—

*	Subject to limitations under IRC Sections 381-384
†	$13,503 of this amount is from AGIC Pacific Rim Fund
(5)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended June 30, 2012, the Funds utilized the following amounts of capital loss carry forwards (amounts in thousands):

Utilized
AGIC Emerging Markets Opportunities	$953
RCM Global Commodity Equity	158
RCM Global Small-Cap	3,709
RCM Technology	25,750
RCM Wellness	2,578

During	the year ended June 30, 2012, AGIC Emerging Markets Opportunities Fund wrote off $61,659 of capital loss carryforwards.

For the fiscal year ended June 30, 2012, permanent “book-tax” adjustments were (amounts in thousands):

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital in Excess of Par	Appreciation/ Depreciation
AGIC Emerging Markets Opportunities(a)(b)(c)(e)(f)	$(452)	$(15,403)	$15,855	$—
AGIC International Managed Volatility(b)(f)	40	(40)	—	—
NFJ International Value(f)	(365)	365	—	—
RCM Global Commodity Equity(f)	16	(16)	—	—
RCM Global Small-Cap(b)(d)(f)(g)	462	(4)	(454)	(4)
RCM Technology(d)(f)(h)(i)	6,634	(43)	(6,591)	—
RCM Wellness(d)(f)	468	40	(508)	—

These	permanent “book-tax” differences were primarily attributable to:
(a)	Capital losses written off.
(b)	Reclassification of gains of securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes.
(c)	Reimbursements from advisor.
(d)	Net operation Loss.
(e)	Amounts acquired from target fund due to merger.
(f)	Reclassification of gains and losses from foreign currency transactions.
(g)	Reclassifications related to investments in real estate investment trusts (REITs).
(h)	Market Timing Adjustments.
(i)	Capitalization of dividend expense under IRC Section 263(h).

Net Investment Income, net realized gains or losses and net assets were not affected by these adjustments.

60	Allianz International/Sector Stock Funds Annual Report	6.30.12

At June 30, 2012, the aggregate cost basis and the net unrealized appreciation(depreciation) of investment for federal income tax purposes were as follows:

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation/ (Depreciation)
AGIC Emerging Markets Opportunities	$172,493	$11,407	$5,081	$6,326
AGIC International Managed Volatility	65,959	2,911	2,400	511
NFJ International Value	2,234,846	158,999	164,904	(5,905)
RCM Global Commodity Equity	41,564	1,538	2,549	(1,011)
RCM Global Small-Cap	65,999	13,669	3,769	9,900
RCM Technology	825,717	151,721	13,279	138,442
RCM Wellness	113,733	18,313	2,631	15,682

(6)	Differences between book and tax cost basis are primarily attributable to wash sale loss deferrals, PFIC mark-to-market, and basis adjustments from investments in partnerships and Real Estate Investment Trusts (REITs)

6.30.12	Allianz International/Sector Stock Funds Annual Report	61

Notes to Financial Statements  (Cont.)

June 30, 2012

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were (shares and amounts in thousands):

	AGIC Emerging Markets Opportunities				AGIC International Managed Volatility				NFJ International Value
	Year ended 6/30/2012		Year ended 6/30/2011		Year ended 6/30/2012		Year ended 6/30/2011		Year ended 6/30/2012		Year ended 6/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	222	$5,379	962	$25,674	206	$2,550	327	$4,663	11,926	$227,394	13,715	$278,204
Class B	—	—	—	—	—	—	—	—	—	—	—	—
Class C	51	1,225	330	8,626	32	388	42	572	1,415	26,894	2,490	50,446
Class D	261	6,398	447	12,189	14	172	59	856	3,193	60,806	1,664	33,231
Class R	—	—	—	—	1	15	1	9	433	8,301	69	1,441
Class P	56	1,358	38	987	17	205	216	3,146	9,075	170,557	16,460	357,488
Institutional Class	605	14,498	987	26,554	1,201	14,851	837	11,652	24,372	465,965	13,816	280,637
Administrative Class	—	—	—	—	—	—	—	1	232	4,240	—	—

Issued in reinvestment of dividends and distributions:
Class A	5	100	—	—	30	357	27	376	823	14,722	711	14,306
Class B	—	—	—	—	—	—	—	—	—	—	—	—
Class C	— *	— *	—	—	17	195	14	189	122	2,149	103	2,073
Class D	2	35	—	1	2	20	2	22	117	2,114	85	1,706
Class R	—	—	—	—	—	2	—	1	8	138	1	21
Class P	1	13	—	1	1	10	1	10	103	1,878	50	1,009
Institutional Class	26	565	11	278	72	831	79	1,095	968	17,551	643	13,042
Administrative Class	—	—	—	—	—	—	—	—	5	94	—	—

Issued in reorganization:
Class A	891	19,969	—	—	—	—	—	—	—	—	—	—
Class B	—	—	—	—	—	—	—	—	—	—	—	—
Class C	612	13,349	—	—	—	—	—	—	—	—	—	—
Class D	711	16,186	—	—	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	99	2,198	—	—	—	—	—	—	—	—	—	—
Institutional Class	1,383	31,137	—	—	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(600)	(14,181)	(1,194)	(31,399)	(655)	(8,229)	(798)	(10,888)	(15,747)	(296,999)	(13,372)	(270,015)
Class B	—	—	—	—	—	—	—	—	—	—	—	—
Class C	(338)	(7,996)	(313)	(8,007)	(499)	(6,174)	(674)	(9,096)	(3,075)	(57,700)	(3,128)	(62,864)
Class D	(393)	(10,159)	(212)	(5,698)	(53)	(648)	(293)	(3,993)	(2,200)	(41,176)	(1,285)	(25,906)
Class R	—	—	—	—	—	(6)	—	(3)	(40)	(760)	(14)	(296)
Class P	(38)	(873)	(19)	(511)	(61)	(764)	(238)	(3,397)	(8,116)	(152,543)	(4,177)	(87,438)
Institutional Class	(955)	(22,601)	(1,302)	(34,449)	(956)	(11,797)	(2,196)	(30,812)	(8,718)	(168,577)	(6,613)	(134,803)
Administrative Class	—	—	—	—	—	(1)	—	—	(22)	(408)	—	—
Net increase (decrease) resulting from Fund share transactions	2,601	$56,600	(265)	$(5,754)	(631)	$(8,023)	(2,594)	$(35,597)	14,874	$284,640	21,218	$452,282

*	Reflects actual amount rounding to less than 1,000 or $1,000.

62	Allianz International/Sector Stock Funds Annual Report	6.30.12

	RCM Global Commodity Equity Fund				RCM Global Small-Cap				RCM Technology
	Year ended 6/30/2012		Year ended 6/30/2011		Year ended 6/30/2012		Year ended 6/30/2011		Year ended 6/30/2012		Year ended 6/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	82	$1,272	423	$7,399	310	$8,526	402	$10,427	1,205	$55,612	2,554	$121,613
Class B	—	—	—	—	3	60	11	254	2	84	19	842
Class C	38	599	288	4,912	41	1,066	139	3,437	119	5,159	347	15,565
Class D	39	620	155	2,662	343	9,081	603	15,800	527	24,161	1,291	60,028
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	21	341	33	601	33	929	37	1,059	762	36,632	2,500	120,788
Institutional Class	684	10,805	843	14,692	72	2,066	87	2,371	2,146	103,006	4,031	199,077
Administrative Class	—	—	—	—	—	—	—	—	329	15,752	650	32,227

Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	—	—	2	47	—	—	—	—
Class B	—	—	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	3	68	—	—	—	—
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	1	33	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(303)	(4,844)	(534)	(8,868)	(417)	(10,928)	(549)	(13,738)	(2,588)	(119,047)	(3,070)	(144,631)
Class B	—	—	—	—	(175)	(4,305)	(171)	(3,885)	(135)	(5,722)	(193)	(8,164)
Class C	(244)	(3,657)	(301)	(4,829)	(139)	(3,405)	(190)	(4,504)	(524)	(22,190)	(607)	(26,025)
Class D	(136)	(2,199)	(241)	(4,069)	(353)	(9,291)	(633)	(16,821)	(1,288)	(57,377)	(1,935)	(89,234)
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	(30)	(466)	(14)	(243)	(38)	(1,020)	(12)	(360)	(1,121)	(51,520)	(1,823)	(82,813)
Institutional Class	(601)	(9,564)	(305)	(5,575)	(104)	(2,832)	(125)	(3,241)	(2,590)	(122,461)	(4,780)	(225,355)
Administrative Class	—	—	—	—	—	—	—	—	(662)	(30,137)	(403)	(19,786)
Net increase (decrease) resulting from Fund share transactions	(450)	$(7,093)	347	$6,682	(424)	$(10,053)	(395)	$(9,053)	(3,818)	$(168,048)	(1,419)	$(45,868)

	RCM Wellness
	Year ended 6/30/2012		Year ended 6/30/2011
	Shares	Amount	Shares	Amount

Shares sold:
Class A	218	$5,870	342	$9,716
Class B	9	218	4	112
Class C	43	1,058	32	831
Class D	488	14,060	454	12,616

Issued in reinvestment of dividends and distributions:
Class A	63	1,529	—	—
Class B	9	203	—	—
Class C	26	582	—	—
Class D	384	9,200	—	—

Cost of shares redeemed:
Class A	(348)	(9,375)	(203)	(5,374)
Class B	(82)	(2,046)	(84)	(2,063)
Class C	(80)	(1,992)	(71)	(1,714)
Class D	(1,113)	(29,518)	(865)	(22,842)
Net decrease resulting from Fund share transactions	(383)	$(10,211)	(391)	$(8,718)

6.30.12	Allianz International/Sector Stock Funds Annual Report	63

Notes to Financial Statements  (Cont.)

June 30, 2012

8.	PAYMENTS FROM AFFILIATES

During the year ended June 30, 2011, AGI Capital reimbursed AGIC Emerging Markets Opportunities $6,090 (less than $0.005 per share) for realized losses resulting from a trading error.

During the year ended June 30, 2011, RCM reimbursed RCM Technology $19,515 (less than $0.005 per share) for realized losses resulting from a trading error.

9.	FUND EVENTS

a. Reorganization

Prior to the opening of business on June 18, 2012, the AGIC Emerging Markets Opportunities (the “Survivor Fund”) acquired all assets and liabilities of the AGIC Pacific Rim (the “Target Fund”). The purpose of the transaction was to combine two funds managed by the Investment Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of shares of the Target Fund, valued at $82,839,239 in total, for shares of the Survivor Fund as follows:

Shares Exchanged

	Shares of Target Fund	Shares of Survivor Fund
Class A	1,600,083	890,582
Class B	294,432	—	*
Class C	1,340,826	611,535
Class D	1,525,652	711,063
Class P	202,004	99,503
Institutional Class	2,855,047	1,383,375

*	Class B shares merged into Class A

The investment portfolio of the Target Fund, with a fair value of $82,292,928 and identified cost of $80,345,375 at June 15, 2012, was the principal asset acquired by the Survivor Fund. For financial reporting purposes, assets received and shares issued by the Survivor Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Survivor Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the acquisition, the Survivor Fund’s net assets were $96,019,954. The Target Fund’s unrealized appreciation at acquisition date was $1,947,553.

See Note 7 in the Notes to Financial Statements for the changes in shares outstanding for the Survivor Fund during the year ended June 30, 2012.

b. Fund Liquidations

On December 20, 2011, RCM Disciplined International Equity liquidated.

On June 21, 2012, AGIC Global liquidated.

c. Name Changes

Effective September 1, 2011 Allianz RCM Global Resources changed its name to Allianz RCM Global Commodity Equity, along with corresponding changes to the Fund’s investment program. Effective February 1, 2012, Allianz AGIC International changed its name to Allianz AGIC International Managed Volatility, along with corresponding changes to the Fund’s investment program.

10.	SUBSEQUENT EVENT

There were no subsequent events that require recognition or disclosure. In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

64	Allianz International/Sector Stock Funds Annual Report	6.30.12

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Allianz Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Allianz AGIC Emerging Markets Opportunities Fund, Allianz AGIC International Managed Volatility Fund (formerly known as Allianz AGIC International Fund), Allianz NFJ International Value Fund, Allianz RCM Global Commodity Equity Fund (formerly known as Allianz RCM Global Resources Fund), Allianz RCM Global Small-Cap Fund, Allianz RCM Technology Fund and Allianz RCM Wellness Fund (seven of the eighteen funds constituting Allianz Funds Trust, hereinafter referred to as the “Funds”) at June 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 20, 2012

6.30.12	Allianz International/Sector Stock Funds Annual Report	65

Federal Income Tax Information/Changes to Board of Trustees

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

During the year ended June 30, 2012, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable) (amounts in thousands):

	15% Long-Term Capital Gain	25% Long-Term Capital Gain
RCM Wellness	$12,116	$—

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages or ordinary dividends paid during the fiscal year ended June 30, 2012, are designated as “qualified dividend income”:

AGIC Emerging Markets Opportunities	100%
AGIC International Managed Volatility	100%
NFJ International Value	100%
RCM Global Commodity Equity	0%
RCM Global Small-Cap	0%
RCM Technology	0%
RCM Wellness	0%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended June 30, 2012, that qualifies for the corporate dividend received deduction is set forth below:

AGIC Emerging Markets Opportunities	0%
AGIC International Managed Volatility	0%
NFJ International Value	0%
RCM Global Commodity Equity	0%
RCM Global Small-Cap	0%
RCM Technology	0%
RCM Wellness	0%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2013, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2012.

Foreign Tax Credit:  The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2012 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AGIC Emerging Markets Opportunities	$4,127,209	$0.867382	$417,055	$0.087649
AGIC International Managed Volatility	2,390,447	0.439962	150,362	0.027674
NFJ International Value	77,308,694	0.761389	6,028,835	0.059376

The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2011 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AGIC Emerging Markets Opportunities	$3,399,284	$0.640235	$354,860	$0.066836
AGIC International Managed Volatility	2,705,024	0.374790	189,538	0.026261
NFJ International Value	67,629,760	0.748536	5,811,999	0.064328

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2012. In January 2013, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of dividends and distributions received during the calendar year 2012. The amount that will be reported will be the amount to use on your 2012 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended June 30, 2012. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Changes to Board of Trustees

Effective December 1, 2011, Theodore Coburn resigned as a Trustee of the Trust.

66	Allianz International/Sector Stock Funds Annual Report	6.30.12

Privacy Policy

(Unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products, and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

6.30.12	Allianz International/Sector Stock Funds Annual Report	67

Trustees of Allianz Funds

(unaudited)

The chart below identifies the Trustees of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Funds’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional and Administrative Classes).

Name, Date of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank† 5/6/1959	1/2006 to present	Managing Director and Chief Marketing Officer, Allianz Global Investors U.S. LLC; Chairman of the Board of Managers, RCM U.S. Holdings LLC; Chairman of the Board of Managers, RCM Capital Management LLC; and Member of the Board, Caywood-Scholl Capital Management LLC.	19	None.

John C. Maney†† 8/3/1959	12/2006 to present	Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. since January 2005 and also Chief Operating Officer of Allianz Asset Management of America L.P. since November 2006; Trustee of the funds in Allianz/PIMCO Fund Complex.	78	See below.††

Independent Trustees

Davey S. Scoon 12/14/1946 Chairman of the Board of Trustees	1/2006 to present	Adjunct Assistant Professor, Tufts University School of Medicine and Adjunct Professor, University of Wisconsin Madison. Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing); and Chief Administrative and Financial Officer, SunLife Financial — U.S. (financial services).	19	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc.; Director, Orthofix International N.V. and Director, Biodel, Inc. Formerly, Director CardioKine, Inc.

Maryann Bruce 4/1/1960	6/2010 to present	President, Turnberry Advisory Group (business consulting). Formerly President, Aquila Distributors, Inc.; Senior Vice President of each of the equity and bond funds in the Aquila Group of Funds; Executive Managing Director, Evergreen Investments; and President, Evergreen Investments Services, Inc. (securities distribution).	19	Director MBIA, Inc.

F. Ford Drummond 10/22/1962	1/2006 to present	Owner/Operator, Drummond Ranch; Director, The Cleveland Bank. Formerly, General Counsel, BMI-Health Plans (benefits administration).	19	Director, Bancfirst Corporation

C. Kim Goodwin 5/15/1959	6/2010 to present	Board Director, Advisor and Private Investor. Formerly, Head of Equities (Global), Credit Suisse; and Chief Investment Officer-Equities, State Street Research & Management Company (investment management).	19	Director, Akamai Technologies, Inc. and Director, Popular, Inc.

James S. MacLeod 11/21/1947	1/2006 to present	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; and Senior Managing Director and Chief Executive Officer, Homeowners Mortgage Enterprises Inc. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation.	19	Director; Sykes Enterprises, Inc.

Edward E. Sheridan 9/19/1954	1/2006 to present	Retired. Formerly, Managing Director, Head of Global Institutional Sales — Debt and Equity, Merrill Lynch & Co., Inc. (financial services).	19	None.

68	Allianz International/Sector Stock Funds Annual Report	6.30.12

Trustees of Allianz Funds  (Cont.)

(unaudited)

Name, Date of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

W. Bryant Stooks 9/10/1940	1/1997 to present	President, Bryant Investments, Ltd. (financial services). Formerly, President, Ocotillo at Price LLC (real estate investments); President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction); and Partner, Arthur Andersen & Co. (auditing).	19	None.

Gerald M. Thorne 5/12/1938	1/1997 to present	Partner, Mount Calvary Associates, LLP (low income housing); and Partner, Evergreen Partners LLC (resort real estate). Formerly, Director, Kaytee Products, Inc. (birdseed company); President and Products Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin Capital Corp. (small business investment company); Director, VPI Inc. (plastics company); Director, VPI Inc. (plastics company); and Director, American Orthodontics Corporation.	19	None.

James W. Zug 7/22/1940	1/2006 to present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP (auditing).	19	Director, Brandywine Funds (3 portfolios); Director, Amkor Technology, Inc.; Director, Teleflex Incorporated.

*	The term “Fund Complex” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds Multi-Strategy Trust, each series of PIMCO Funds, each series of PIMCO Equity Series, each series of PIMCO Equity Series VIT, each series of PIMCO ETF Trust, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal. Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO High Income Fund, AGIC Convertible & Income Fund, AGIC Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest and Premium Strategy Fund, AGIC International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, AGIC Equity & Convertible Income Fund, AGIC Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., PIMCO Dynamic Income Fund, each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series, each series of Allianz Global Investors Managed Accounts Trust (f/k/a Fixed Income Shares), each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC.
†	Mr. Frank is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as a result of his positions set forth in the table above.
††	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above among others with the Trust’s Investment Adviser and various affiliated entities.

6.30.12	Allianz International/Sector Stock Funds Annual Report	69

Fund Officers of Allianz Funds

(unaudited)

Name, Date of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian S. Shlissel 11/14/1964 President	1/2011 to present	Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex; President of 48 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence Altadonna 3/10/1966 Treasure, Principal Financial and Accounting Officer	1/2011 to present	Senior Vice President and Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 78 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC; Executive Vice President, Chief Regulatory Counsel and Head of U.S. Compliance of Allianz Global Investors of U.S. LLC; Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Youse Guia 9/3/1972 Chief Compliance Officer	9/2004 to present	Senior Vice President, Chief Compliance Officer and Deputy Chief of U.S. Compliance of Allianz Global Investors U.S. LLC.; Chief Compliance Officer of 78 funds in the Fund Complex and of The Korea Fund, Inc.

Scott Whisten 3/13/1971 Assistant Treasurer	3/2007 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 78 funds in the Fund Complex.

Richard Cochran 1/23/1961 Assistant Treasurer	5/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 78 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili 4/18/1974 Assistant Treasurer	1/2011 to present	Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).

Richard H. Kirk 4/6/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors.; Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 48 funds in the Fund Complex.

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Vice President, Allianz Global Investors U.S. LLC.; Assistant Secretary of 78 funds in the Fund Complex; and of The Korea Fund, Inc.

**	The officers of the Trust are elected annually by the Board of Trustees.

70	Allianz International/Sector Stock Funds Annual Report	6.30.12

Allianz Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Maryann Bruce

F. Ford Drummond

Udo Frank

C. Kim Goodwin

James S. MacLeod

John C. Maney

Edward E. Sheridan

W. Bryant Stooks

Gerald M. Thorne

James W. Zug

Investment Adviser

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors Capital LLC

600 West Broadway, Suite 2900

San Diego, CA 92101

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

RCM Capital Management LLC

555 Mission Street, Suite 1700

San Francisco, CA 94105

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Fund Officers

Brian S. Shlissel

President

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Youse E. Guia

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Richard H. Kirk

Assistant Secretary

Lagan Srivastava

Assistant Secretary

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class, Institutional II Class and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors/BFDS, you can also call (800) 988-8380 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com.

About Allianz Global Investors

We are active asset managers operating across 19 markets with specialized in-house research teams around the globe. We manage more than $392 billion in assets for individuals, families and institutions worldwide and employ almost 2,800 people, including 500 investment professionals.*

For more information about any of our investment solutions or client services, call your financial advisor or visit www.allianzinvestors.com.

*as of 3/31/12

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-800-988-8380 (retail classes: A, B, C, D, & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2012. For information about any product, contact your financial advisor.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ015AR_063012

AGI-2012-06-06-4039

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees has determined that Davey S. Scoon, W. Bryant Stooks and James W. Zug who serve on the Board’s Audit Oversight Committee, qualify as “audit committee financial experts” and are “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $753,821 in 2011 and $609,000 in 2012.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $6,500 in 2011 and $14,000 in 2012.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $573,295 in 2011 and $434,298 in 2012. These services include review or preparation of U.S. federal, state, local, certain foreign tax returns, excise tax returns and the calculation of excise tax distributions.

d)	All Other Fees. The aggregate fees billed in the Reporting Periods for professional services, if any, billed for other products and services rendered by the principal account to the Trust were $0 in 2011 and $64,320 in 2012.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

ALLIANZ FUNDS (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Committee of the Fund will review and pre-approve the scope of the audits of the Fund and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the fund, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2011 Reporting Period was $3,787,109 and the 2012 Reporting Period was $4,616,649.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)     Exhibit 99.CODE ETH – Code of Ethics

(a)(2)     Exhibit 99.302CERT – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3)     Not applicable

(b)         Exhibit 99.906CERT – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By:	/s/ Brian S. Shlissel
Brian S. Shlissel President

Date: August 28, 2012

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President

Date: August 28, 2012

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 28, 2012